UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	February 28, 2007

Date of reporting period:	February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Stock Funds

Annual Report – February 28, 2007

■  Columbia Convertible Securities Fund

■  Columbia Large Cap Value Fund

■  Columbia Mid Cap Value Fund

■  Columbia Small Cap Value Fund II

■  Columbia Marsico 21st Century Fund

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Columbia Convertible Securities Fund	2

Columbia Large Cap Value Fund	7

Columbia Mid Cap Value Fund	12

Columbia Small Cap Value Fund II	17

Columbia Marsico 21st Century Fund	22

Investment Portfolios	27

Statements of Assets and Liabilities	48

Statements of Operations	50

Statements of Changes in Net Assets	54

Financial Highlights	61

Notes to Financial Statements	85

Report of Independent Registered Public Accounting Firm	98

Unaudited Information	99

Fund Governance	100

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	103

Summary of Management Fee Evaluation by Independent Fee Consultant	106

Important Information About This Report	113

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

February 28, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Stock Funds

US economic growth advanced at a modest but relatively steady pace during the 11-month period that began April 1, 2006 and ended February 28, 2007. A weak housing market weighed on the economy throughout the period. However, other economic news was mixed. Job growth remained strong, as the labor markets added an average of 179,000 new jobs each month over the period. The unemployment rate bottomed at 4.4%, then edged back to 4.6%, just short of where it started the period. Energy prices trended downward, offering consumers some relief, but core inflation moved higher. Against this backdrop, economic growth averaged just under 3.0% for the 11-month period.

Between April and June of 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, on two occasions, bringing it to 5.25%. But as economic growth slowed, the Fed turned cautious and passed on any further increases after its June 2006 meeting. Investors reacted favorably to the prospect of stable or possibly even lower interest rates and the stock market rallied into the final month of the period. However, a sharp drop in the Chinese stock market, followed by weakness in several other Asian markets, unsettled U.S. investors late in February, and the U.S. stock market suffered its worst decline in four years.

Despite late set-back, stocks moved solidly higher

Stock prices moved solidly higher during the 11-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 10.59%. Large-cap stocks staged a broad comeback against small- and mid-cap stocks, as measured by their respective S&P indices. Foreign stock markets were even stronger than the U.S. market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 17.21%. Stock market returns were curtailed in the final trading days of the month, when the U.S. and many foreign stock markets sold off, driven by a sharp decline in the Chinese market and worries about the global economy.

Bonds bounced back

Although bond yields moved higher early in the period, the U.S. bond market delivered a respectable return, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the period at 4.55%—somewhat lower than where it started. In this environment, the Lehman Brothers Aggregate Bond Index returned 6.59%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.20%.

110-year Treasury note used solely as a benchmark for long-term interest rates.

Summary

For the 11-month period ended February 28, 2007

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned 10.59%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI EAFE Index

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.10
Class B	1.85
Class C	1.85
Class Z	0.85

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 03/01/97 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/97 – 02/28/07 ($)

Sales charge	without	with
Class A	24,518	23,107
Class B	23,019	23,019
Class C	22,920	22,920
Class Z	25,240	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		Z
Inception	09/25/87		07/15/98		10/21/96		05/21/99
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	7.96	1.77	7.19	2.48	7.23	6.29	8.16
1-year	8.76	2.51	7.86	3.13	7.89	6.94	8.97
5-year	8.14	6.86	7.32	7.01	7.31	7.31	8.39
10-year	9.38	8.74	8.69	8.69	8.65	8.65	9.70

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	7.99	1.79	7.29	2.59	7.26	6.32	8.20
1-year	8.79	2.55	8.03	3.29	7.99	7.04	9.06
5-year	7.49	6.22	6.69	6.38	6.67	6.67	7.74
10-year	9.60	8.96	8.92	8.92	8.87	8.87	9.93

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter) for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value (NAV) with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflects Rule 12b-1 fees of 0.25%. These Rule 12b-1 fees are not applicable to Class Z shares.

Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflects Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

Understanding Your Expenses – Columbia Convertible Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.82	1,018.74	6.24	6.11	1.22
Class B	1,000.00	1,000.00	1,060.10	1,015.03	10.06	9.84	1.97
Class C	1,000.00	1,000.00	1,059.90	1,015.03	10.06	9.84	1.97
Class Z	1,000.00	1,000.00	1,065.11	1,019.98	4.97	4.86	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	16.62
Class B	16.37
Class C	16.58
Class Z	16.62

Distributions declared per share

04/01/06 – 02/28/07 ($)

Class A	2.23
Class B	2.14
Class C	2.14
Class Z	2.27

The Board of Trustees which oversees Columbia Convertible Securities Fund approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 7.96% without sales charge. Its benchmark, the Merrill Lynch All Convertibles All Qualities Index returned 9.49%.1 The fund's return was higher than the 7.12% average return of its peer group, the Morningstar Convertibles Category.2 Strong performance from stocks and a rally in the credit areas of the bond market powered the fund's overall performance, boosting the returns of credit- and equity-sensitive convertible issues. However, the fund's lack of exposure to speculative credit issues detracted from its returns relative to its benchmark, as these bonds outperformed investment grade convertibles by a significant margin.

Energy positioning, individual names helped performance

Convertible securities were the beneficiaries of continued positive economic trends and rising corporate profits, which helped boost the stock market and generated a credit rally during the period. The fund benefited from these general trends in favor of convertibles.

The fund also benefited from a decision to take profits from energy sector holdings during the period and reinvest them in other areas of the market. The energy sector lost ground in late 2006 due to the winter's warm start and a mild hurricane season in North America. Thus, the fund's light position in the sector relative to the index helped returns.

Several large-cap names also aided the fund's performance, including Fisher Scientific International, Inc. and Schering-Plough Corp., which delivered standout returns despite poor overall performance from the healthcare sector. Among other outstanding performers for the fund were selected telecommunications issues, including one in Latin America, and a couple of lodging names, which benefited from a sustained trend of favorable demand and positive merger and acquisition activities. The fund also benefited from strong performance generated by Walt Disney Co. and DST Systems, Inc., an information processing and computer services company.

Large-cap, quality bias hurt relative returns

In general, the fund's slight bias towards larger capitalization and higher quality issues detracted from its return relative to the index. More speculative credit issues were

1The Merrill Lynch All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Convertible Securities Fund rewarded during the period as income-hungry investors were willing to take on more risk to receive higher yields.

Lack of exposure to the auto and airline sectors also negatively affected the fund's return during the period. The fund's balanced convertibles approach, which offers current income and the potential to benefit from stock returns moving forward, caused us to avoid these sectors due to their deteriorating business prospects and the speculative nature of relevant convertible issues. Nevertheless, we continue to monitor the auto sector for companies that demonstrate an ability to deliver positive profits and those that meet our risk/reward requirements, including firms with fully funded pension plans.

Looking ahead

Despite its recent strong run, the convertibles market remains attractive in the current environment where the difference in yield between U.S. Treasury bonds and corporate debt remains small and overall volatility remains low. In fact, through the end of February, the convertibles market continued to deliver positive returns despite the fact that the major U.S. stock indices were negative. Due to mounting fatigue in the housing market as demonstrated by weak housing starts and stagnating sales of single family homes, we anticipate an increased level of volatility in the stock market moving forward. We believe such an environment could be beneficial for convertible securities, particularly for a more defensive, balanced approach such as ours.

Top 5 sectors

as of 02/28/07 (%)

Health care	21.8
Information technology	16.8
Financials	15.7
Industrials	10.5
Consumer discretionary	8.7

Top 10 holdings

as of 02/28/07 (%)

Fisher Scientific International, Inc.
3.250% 03/01/24	1.6
Schering-Plough Corp. 6.000%	1.5
Walt Disney Co.
2.125% 04/15/23	1.4
DST Systems, Inc.
4.125% 08/15/23	1.4
Electronic Data Systems Corp.
3.875% 07/15/23	1.3
Wells Fargo & Co.
5.110% 05/01/33	1.2
Entergy Corp. 7.625%	1.2
Sybase, Inc. 1.750% 02/22/25	1.2
Citigroup Funding, Inc. 5.020%	1.2
Lincare Holdings, Inc.
3.000% 06/15/33	1.2

Holdings discussed in this report

as of 02/28/07 (%)

Fisher Scientific International, Inc.
3.250% 03/01/24	1.6
Schering-Plough Corp. 6.000%	1.5
Walt Disney Co.
2.125% 04/15/23	1.4
DST Systems, Inc.
4.125% 08/15/23	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month return as of 02/28/07

+7.96%

Class A shares (without sales charge)

+9.49%

Merrill Lynch All Convertibles All Qualities Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 7.96% without sales charge.

■  The fund outpaced the average return of its peer group, the Morningstar Convertibles Category,1 but underperformed its benchmark, the Merrill Lynch All Convertibles All Qualities Index.2

■  The fund benefited from stock and bond market conditions that boosted the performance of convertible securities during the period. However, an emphasis on higher quality issues detracted from performance relative to the index, as speculative bonds outperformed investment-grade issues.

Portfolio Management

Yanfang (Emma) Yan has co-managed the fund since July 2001. Richard Dahlberg has co-managed the fund since May 2004. Yan Jin has co-managed the fund since March 2006. Each manager is with Columbia Management Advisors, LLC, investment advisor to the fund.

Source for all statistical data—Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Most convertible securities are below investment grade and tend to be more speculative than higher-rated securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

1©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2The Merrill Lynch All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information – Columbia Large Cap Value Fund

Growth of a $10,000 investment 03/01/97 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/97 – 02/28/07 ($)

Sales charge	without	with
Class A	20,738	19,543
Class B	19,227	19,227
Class C	19,333	19,333
Class R	20,677	n/a
Class Z	21,262	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		R	Z
Inception	12/06/89		06/07/93		06/17/92		01/23/06	09/19/89
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	11.09	4.71	10.38	5.38	10.38	9.38	10.90	11.42
1-year	13.47	6.98	12.71	7.71	12.62	11.62	13.22	13.79
5-year	9.12	7.84	8.27	7.98	8.28	8.28	9.06	9.38
10-year	7.57	6.93	6.76	6.76	6.81	6.81	7.53	7.84

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	9.01	2.71	8.27	3.27	8.20	7.20	8.75	9.25
1-year	12.14	5.70	11.33	6.33	11.32	10.32	11.96	12.47
5-year	8.15	6.88	7.30	7.00	7.31	7.31	8.09	8.40
10-year	8.10	7.46	7.27	7.27	7.33	7.33	8.06	8.36

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.01
Class B	1.76
Class C	1.76
Class R	1.26
Class Z	0.76

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.00
Class B	1.75
Class C	1.75
Class R	1.25
Class Z	0.75

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter) for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

Understanding Your Expenses – Columbia Large Cap Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.70	1,019.49	5.55	5.36	1.07
Class B	1,000.00	1,000.00	1,086.88	1,015.77	9.42	9.10	1.82
Class C	1,000.00	1,000.00	1,086.88	1,015.77	9.42	9.10	1.82
Class R	1,000.00	1,000.00	1,089.61	1,018.25	6.84	6.61	1.32
Class Z	1,000.00	1,000.00	1,092.48	1,020.73	4.25	4.11	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Value Fund

The Board of Trustees which oversees Columbia Large Cap Value Fund approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 11.09% without sales charge, compared with a return of 15.05% for the Russell 1000 Value Index, its benchmark.1 The Morningstar Large Value Funds Category returned 12.53% over that same time period.2 Good stock selection among consumer and materials companies helped boost returns. However, disappointing results in energy and energy service accounted for the bulk of the fund's underperformance.

Consumer and materials companies led results

Successful stock selection within the consumer and materials sectors enabled the fund to surpass benchmark results in those areas. Shares of the Loews Corp. – Carolina Group moved sharply higher over the period, due to vigorous sales within its Lorillard subsidiary, the gradual lessening of litigation threats to the tobacco industry and favorable brand positioning. Corporate restructuring and moves to reduce debt were also well-received. Altria Group, Inc. (formerly Philip Morris) also rose, due in part to the upcoming spin-off of its Kraft Foods division. Results also benefited from the continuing turnaround at McDonald's Corp. and the consolidation of department store lines at Federated Department Stores, Inc. Holdings among utilities also boosted fund returns.

The materials sector, especially metals and mining companies, benefited as global demand outstripped supply. We took advantage of resulting higher prices to pare back metals, a move that also reduced the portfolio's exposure to economically sensitive areas. We then purchased shares of the timber and wood products company Weyerhaeuser Co. when weakness in pulp and paper markets depressed its valuation. This move was later rewarded thanks to a series of better-than-expected earnings reports. Investors also welcomed the company's decision to sell its underperforming forest products division and focus on higher margin product lines.

Energy service was the chief performance detractor

All sectors made positive contributions to the fund's overall return, but the fund trailed its benchmark widely in the energy and energy service sectors, accounting for much of its shortfall versus the index. Halliburton Co. and Schlumberger Ltd. were notable disappointments as weak energy prices and a move by investors to less cyclical areas pressured energy equipment and service companies. Our overweight in both industry groups, plus stock selection in the machinery industry, also hurt results.

1The Russell 1000 Value Index measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	15.16
Class B	14.69
Class C	14.69
Class R	15.15
Class Z	15.19

Distributions declared per share

04/01/06 – 02/28/07 ($)

Class A	0.98
Class B	0.91
Class C	0.91
Class R	0.96
Class Z	1.01

Portfolio Managers' Report (continued) – Columbia Large Cap Value Fund

Top 5 sectors

as of 02/28/07 (%)

Financials	33.6
Energy	14.2
Health care	8.4
Industrials	8.1
Consumer discretionary	7.9

Top 10 holdings

as of 02/28/07 (%)

JPMorgan Chase & Co.	3.6
Citigroup, Inc.	3.4
AT&T, Inc.	3.2
Merrill Lynch & Co., Inc.	3.0
Exxon Mobil Corp.	2.6
General Electric Co.	2.5
U.S. Bancorp	2.4
Pfizer, Inc.	2.4
Wells Fargo & Co.	2.2
Federated Department Stores, Inc.	1.9

Holdings discussed in this report

as of 02/28/07 (%)

Loews Corp. – Carolina Group	1.8
Altria Group, Inc.	1.5
McDonald's Corp.	1.0
Federated Department Stores, Inc.	1.9
Weyerhauser Co.	1.7
Halliburton Co.	1.0
Schlumberger Ltd.	0.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Positioned for economic challenges

Although the U.S. economy has continued to grow and inflation remained moderate during the period, a range of factors are likely to influence the market's direction in the months ahead. These include the Federal Reserve Board's interest rate decisions, volatile oil prices, the direction of the U.S. dollar and shrinking housing values, which have ratcheted up the level of mortgage defaults.

Amid such concerns, many investors grew fearful last summer of a possible economic slowdown, and moved away from more cyclical areas and toward defensive areas such as utilities, consumer staples and health care. This shift has created opportunity in more cyclical sectors where our bottom-up stock selection process has led us to companies with reasonable valuations and the potential to increase margins. We have also reduced exposure to financial companies, which might bear the brunt of a continuing housing slowdown, in favor of financials whose fee-based businesses are relatively immune to interest rate pressures.

Fund Profile – Columbia Large Cap Value Fund

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 11.09% without sales charge.

■  The fund's return was lower than both its benchmark, the Russell 1000 Value Index,1 and the average return of the Morningstar Large Value Funds Category.2

■  Good stock selection among consumer and materials companies helped boost returns. However, disappointing results in energy and energy service accounted for the bulk of the fund's underperformance.

Portfolio Management

Lori Ensinger has co-managed the fund since August 2001. Ms. Ensinger is with Columbia Management Advisors, LLC, investment advisor to the fund.

Diane Sobin has co-managed the fund since August 2001. Ms. Sobin is with Columbia Management Advisors, LLC, investment advisor to the fund.

David Hoffman has co-managed the fund since April 2004. Mr. Hoffman is with Columbia Management Advisors, LLC, investment advisor to the fund.

Noah Petrucci has co-managed the fund since February 2002. Mr. Petrucci is with Columbia Management Advisors, LLC, investment advisor to the fund.

Source for all statistical data—Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

1 The Russell 1000 Value Index measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month return as of 02/28/07

+11.09%

Class A shares (without sales charge)

+15.05%

Russell 1000 Value Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.86
Class C	1.86
Class R	1.37
Class Z	0.87

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.11
Class B	1.86
Class C	1.86
Class R	1.37
Class Z	0.87

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

Growth of a $10,000 investment 11/20/01 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/20/01 – 02/28/07 ($)

Sales charge	without	with
Class A	21,211	19,992
Class B	20,388	20,288
Class C	20,396	20,396
Class R	21,155	n/a
Class Z	21,482	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		R	Z
Inception	11/20/01		11/20/01		11/20/01		01/23/06	11/20/01
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	13.09	6.56	12.36	7.36	12.40	11.40	12.86	13.36
1-year	15.65	8.98	14.85	9.85	14.80	13.80	15.43	15.91
5-year	14.78	13.43	13.93	13.69	13.92	13.92	14.72	15.05
Life	15.32	14.04	14.46	14.36	14.47	14.47	15.27	15.60

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	13.71	7.21	12.95	7.95	12.91	11.91	13.49	13.98
1-year	14.85	8.22	14.02	9.02	14.05	13.05	14.62	15.19
5-year	13.70	12.36	12.83	12.58	12.84	12.84	13.64	13.95
Life	15.40	14.13	14.53	14.43	14.54	14.54	15.34	15.68

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter) for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

Understanding Your Expenses – Columbia Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,135.58	1,018.94	6.25	5.91	1.18
Class B	1,000.00	1,000.00	1,132.20	1,015.22	10.20	9.64	1.93
Class C	1,000.00	1,000.00	1,131.71	1,015.22	10.20	9.64	1.93
Class R	1,000.00	1,000.00	1,134.78	1,017.70	7.57	7.15	1.43
Class Z	1,000.00	1,000.00	1,136.82	1,020.18	4.93	4.66	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	15.21
Class B	14.94
Class C	14.99
Class R	15.21
Class Z	15.23

Distributions declared per share

04/01/06 – 02/28/07 ($)

Class A	1.57
Class B	1.51
Class C	1.51
Class R	1.54
Class Z	1.61

The Board of Trustees which oversees Columbia Mid Cap Value Fund approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 13.09% without sales charge, compared with a return of 15.83% for the Russell MidCap Value Index, its benchmark.1 The Morningstar Mid-Cap Value Funds Category returned 12.19% over that same time period.2

Utilities, REITs and technology led results

Strong domestic demand for energy helped push utility holdings higher. Rate increases further enhanced returns from several holdings, including PG&E Corp., while shares of Pennsylvania's PPL Corp. and New Orleans-based Entergy Corp. also rose. Within the financials sector, high dividend yields attracted investors to real estate investment trusts (REITs). We avoided the riskier, residential side of the real estate market in favor of companies such as General Growth Properties, Inc., many of whose regional malls dominate the areas in which they are located. A trend toward consolidation within the REIT industry, including the acquisition of fund holding Equity Office Properties by private investors, also boosted returns. Sales of NVIDIA Corp.'s sophisticated graphics processors benefited from vigorous sales of high performance PCs and the delay of a launch of a competing product. Shares of Mastercard rose sharply following its initial public offering and the stock was sold from the portfolio.

Banking and consumer stocks held back returns

With one exception, all portfolio sectors showed positive returns over the period. However, the fund trailed its benchmark principally among banking and consumer staples issues. Regional banks were the most disappointing industry as the difference between interest paid on deposits and revenues received from loans hurt bank profitability. One example of this trend was UnionBanCal Corp., where interest paid out on deposits rose faster than returns on loans and we sold the stock. Comparative results also suffered because the fund had no representation in the strong-performing tobacco sector. Supermarket chain Kroger Co. made a solid contribution to the fund's return, but the fund did not own the group's standout performer, which penalized its return compared to the index. One health care holding, biotech company PDL Biopharma, Inc., dragged the fund's return in this sector into negative territory; earnings shortfalls tied to rising expenses shadowed the firm's shares and we eliminated the position in the portfolio.

1The Russell MidCap Value Index measures the performance of those securities in the Russell MidCap Index with lower price-to-book ratios and lower forecasted growth rates. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Mid Cap Value Fund

Positioned for economic challenges

Although the U.S. economy continued to grow and inflation remained moderate, we believe that a range of factors could influence the market's direction in the months ahead. These include the Federal Reserve Board's interest rate decisions, volatile oil prices and continued weakness in the U.S. dollar. Also worrisome are shrinking housing values, which have ratcheted up the level of mortgage defaults. Against this backdrop, many investors have shifted their focus from economically sensitive sectors toward traditionally defensive sectors, such as utilities, consumer staples and health care. This has created attractive opportunities in sectors that track the economy. Our bottom-up stock selection process has led us to companies with reasonable valuations and the potential to increase margins. We have reduced exposure to financial companies that could bear the brunt of a continuing housing slowdown in favor of those whose fee-based businesses provide some immunity against interest rate pressures.

Top 5 sectors

as of 02/28/07 (%)

Financials	25.9
Utilities	13.5
Industrials	10.6
Consumer staples	8.7
Information technology	8.3

Top 10 holdings

as of 02/28/07 (%)

PG&E Corp.	1.9
Entergy Corp.	1.8
Air Products & Chemicals, Inc.	1.7
Edison International	1.6
PPL Corp.	1.6
General Growth Properties, Inc.	1.5
Comerica, Inc.	1.4
Hess Corp.	1.4
Zions Bancorporation	1.4
CIT Group, Inc.	1.4

Holdings discussed in this report

as of 02/28/07 (%)

PG&E Corp.	1.9
PPL Corp.	1.6
Entergy Corp.	1.8
General Growth Properties, Inc.	1.5
NVIDIA Corp.	0.3
Kroger Co.	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month return as of 02/28/07

+13.09%

Class A shares (without sales charge)

+15.83%

Russell MidCap Value Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■   For the 11-month period ended February 28, 2007, the fund's Class A shares returned 13.09% without sales charge.

■  The fund's return was lower than its benchmark but greater than the average return of its peer group.

■  Strength in the utilities sector and REITs and good stock selection among energy and technology issues contributed to the fund's solid performance. Disappointments within consumer staples and the banking industry within financials hampered return relative to the index.

Portfolio Management

Diane Sobin has co-managed the fund since November 2001. Ms. Sobin is with Columbia Management Advisors, LLC, investment advisor to the fund.

Lori Ensinger has co-managed the fund since November 2001. Ms. Ensinger is with Columbia Management Advisors, LLC, investment advisor to the fund.

Noah Petrucci has co-managed the fund since February 2002. Mr. Petrucci is with Columbia Management Advisors, LLC, investment advisor to the fund.

David Hoffman has co-managed the fund since April 2004. Mr. Hoffman is with Columbia Management Advisors, LLC, investment advisor to the fund.

Source for all statistical data—Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Small Cap Value Fund II

Growth of a $10,000 investment 05/01/02 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 05/01/02 – 02/28/07 ($)

Sales charge	without	with
Class A	18,728	17,651
Class B	18,070	17,870
Class C	18,064	18,064
Class R	18,666	n/a
Class Z	18,969	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		R	Z
Inception	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	5.49	–0.56	4.82	–0.05	4.83	3.85	5.22	5.77
1-year	10.01	3.66	9.19	4.19	9.20	8.20	9.73	10.35
Life	13.86	12.48	13.02	12.76	13.02	13.02	13.78	14.16

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	5.52	–0.52	4.78	–0.09	4.86	3.89	5.32	5.80
1-year	7.02	0.87	6.23	1.29	6.24	5.25	6.74	7.29
Life	13.94	12.58	13.09	12.84	13.08	13.08	13.86	14.23

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class R	1.47
Class Z	0.97

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class R	1.47
Class Z	0.97

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter) for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

Understanding Your Expenses – Columbia Small Cap Value Fund II

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.32	1,018.35	6.79	6.51	1.30
Class B	1,000.00	1,000.00	1,101.51	1,014.63	10.68	10.24	2.05
Class C	1,000.00	1,000.00	1,102.50	1,014.63	10.69	10.24	2.05
Class R	1,000.00	1,000.00	1,104.19	1,017.11	8.09	7.75	1.55
Class Z	1,000.00	1,000.00	1,107.41	1,019.59	5.49	5.26	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Value Fund II

The Board of Trustees which oversees Columbia Small Cap Value Fund II approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007, through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 5.49% without sales charge, compared with a return of 9.06% for the Russell 2000 Value Index.1 The Morningstar Small Value Category average, a peer comparison, returned 6.32% over that same time period.2 Compared to the index, stock selection was strong among utilities, consumer staples and financials, but disappointing in the consumer discretionary, technology and industrials sectors.

Small-cap value stocks gained ground

Small-cap stocks had a rough start last spring, but rebounded in the second half of 2006, as inflation fears eased and the Federal Reserve Board stopped its string of successive short-term interest rate hikes. Worries over economic weakness in the early months of the new year kept small caps from making further gains. Within the small-cap universe, value stocks outpaced growth stocks for the 11-month period.

Strong gains from utilities, staples and financials

Small stakes in the utilities and consumer staples sectors delivered outsized returns. Utilities stocks returned 24.8%, driven by strong performance from ITC Holdings Corp. and Atmos Energy Corp. ITC, which is headquartered in Michigan, is the country's largest independent electric transmission company. It benefited from infrastructure investments. Atmos Energy, a distributor of natural gas in Texas, rallied as investors signaled their approval of recent initiatives to restructure rates and expand storage and pipeline capacity.

Investments in the consumer staples sector returned 25.6%, with some of the largest contributions coming from Universal Corp., a tobacco products company, and Chattem Inc., the maker of well-known consumer products, including Gold Bond foot powder. Universal benefited from refocusing on its core tobacco business, while Chattem was driven higher by solid sales growth, new brand acquisitions and stock buybacks. Within financials, capital markets companies, such as Apollo Investment Corp., produced strong gains, driven by a pick-up in mergers and acquisitions.

1The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	13.86
Class B	13.41
Class C	13.40
Class R	13.83
Class Z	13.95

Distributions declared per share

04/01/06 – 02/28/07 ($)

Class A	0.94
Class B	0.93
Class C	0.93
Class R	0.93
Class Z	0.99

Portfolio Managers' Report (continued) – Columbia Small Cap Value Fund II

Top 5 sectors

as of 02/28/07 (%)

Financials	25.6
Industrials	16.3
Consumer discretionary	15.0
Information technology	12.2
Materials	7.0

Top 10 holdings

as of 02/28/07 (%)

FTI Consulting, Inc.	1.1
Medical Action Industries, Inc.	1.1
Universal Corp.	1.1
Zenith National Insurance Corp.	1.1
Consolidated Graphics, Inc.	1.1
Barnes Group, Inc.	1.0
Owens & Minor, Inc.	1.0
Prosperity Bancshares, Inc.	1.0
Integrys Energy Group, Inc.	1.0
Sanderson Farms, Inc.	1.0

Holdings discussed in this report

as of 02/28/07 (%)

ITC Holdings Corp.	0.7
Atmos Energy Corp.	0.9
Universal Corp.	1.1
Chattem, Inc.	0.8
Apollo Investment Corp.	0.9
3Com Corp.	0.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Weakness in technology, consumer discretionary and industrials

Technology stock selection detracted from returns, led by 3Com Corp., whose shares fell sharply as sales remained weak in the company's networking, voice and services segments. In addition, Internet software and services investments posted steep declines. In the consumer discretionary sector, investments in auto parts manufacturers, home builders, media companies and restaurants were disappointments. We sold some names, including Lear Corp., an auto parts supplier that gave back some of its earlier gains shortly after we purchased it. Industrials, particularly investments in electrical equipment, construction and engineering companies, further eroded returns.

Staying the course

Going forward, we plan to continue using a disciplined, bottom-up approach to stock picking in an effort to separate value opportunities — companies we believe have solid top-line growth prospects and good cash flows — from "value traps " — companies we believe are at a competitive disadvantage because of poor management, a weak product line or hostile environment. Our focus will remain on purchasing companies at an "inflection point," where a change in business strategy, or new product or other catalyst could convert opportunity into gains.

In the current environment, we feel the difficult times for financial companies may continue and plan to maintain a low exposure to this group. However, capital markets continue to be a bright spot within financials, as many companies stand to benefit from continued industry consolidation and heightened merger and acquisition activity. We also see opportunity in the industrials sector, particularly among aerospace and defense companies.

Fund Profile – Columbia Small Cap Value Fund II

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 5.49% without sales charge.

■  The fund lagged its benchmark, the Russell 2000 Value Index,1 as well as the average for its peer group, the Morningstar Small Value Category.2

■  Consumer discretionary, technology, and industrials stock selection hurt relative performance, while financial, utilities and consumer staples stocks were positive contributors.

Portfolio Management

Christian Stadlinger has managed the fund since April 2002. Mr. Stadlinger is with Columbia Management Advisors, LLC, investment advisor to the fund.

Jarl Ginsberg has co-managed the fund since February 2003. Mr. Ginsberg is with Columbia Management Advisors, LLC, investment advisor to the fund.

Source for all statistical data—Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

1 The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month return as of 02/28/07

+5.49%

Class A shares (without sales charge)

+9.06%

Russell 2000 Value Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.37
Class B	2.12
Class C	2.12
Class R	1.62
Class Z	1.12

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/10/00 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index measures the performance of 3000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance of a $10,000 investment 04/10/00 – 02/28/07 ($)

Sales charge	without	with
Class A	14,616	13,776
Class B	13,884	13,884
Class C	13,884	13,884
Class R	14,576	n/a
Class Z	14,878	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		R	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	7.59	1.39	6.88	1.88	6.88	5.88	7.38	7.84
1-year	11.87	5.41	11.07	6.07	11.16	10.16	11.66	12.16
5-year	16.61	15.24	15.72	15.50	15.72	15.72	16.54	16.88
Life	5.66	4.76	4.88	4.88	4.88	4.88	5.62	5.94

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	7.71	1.54	6.94	1.94	6.94	5.94	7.43	7.97
1-year	8.19	1.96	7.35	2.35	7.35	6.35	7.90	8.44
5-year	15.80	14.43	14.91	14.68	14.91	14.91	15.72	16.07
Life	5.68	4.79	4.88	4.88	4.88	4.88	5.63	5.95

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter) for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

Understanding Your Expenses – Columbia Marsico 21st Century Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,131.81	1,018.45	6.77	6.41	1.28
Class B	1,000.00	1,000.00	1,127.89	1,014.73	10.71	10.14	2.03
Class C	1,000.00	1,000.00	1,127.89	1,014.73	10.71	10.14	2.03
Class R	1,000.00	1,000.00	1,130.32	1,017.21	8.08	7.65	1.53
Class Z	1,000.00	1,000.00	1,132.90	1,019.69	5.45	5.16	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	14.28
Class B	13.73
Class C	13.73
Class R	14.32
Class Z	14.45

Distributions declared per share

04/01/06 – 02/28/07 ($)

Class A	0.30
Class B	0.14
Class C	0.14
Class R	0.23
Class Z	0.35

The Board of Trustees which oversees Columbia Marsico 21st Century Fund approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 7.59% without sales charge. Its benchmark, the Russell 3000 Index, returned 10.13%.1 The fund's return was higher than the average return of its peer group, the Morningstar Large Growth Category, which was 3.48%.2 Stock selection within consumer services and retailing had a material positive effect on performance. Stock selection within the health care sector hampered results.

Consumer stocks and financials aided performance

Stock selection in the consumer discretionary sector was a leading positive contributor to performance. Strength in the Macau gaming market aided performance for hotel/casino operators Las Vegas Sands Corp. and Wynn Resorts Ltd. The positions posted returns of 52% and 36%, respectively. Retailers Nordstrom, Inc. and Saks, Inc. and media position Cablevision Systems Corp. also performed well. (Cablevision Systems Corp. was sold prior to February 28, 2007.)

The fund's emphasis on financials also aided performance. Financials-related positions, including KKR Financial Corp., China Merchants Bank Co., Ltd., Industrial & Commercial Bank of China ("ICBC") and Goldman Sachs Group, Inc. did well. The fund had less exposure than the index to information technology companies during the period. This positioning aided performance, as information technology was the weakest performing sector of the Russell 3000 Index.

Health care stocks detracted from performance

Stock selection in the health care sector was the primary detractor from performance. Pharmaceutical and biotechnology company Amylin Pharmaceuticals, Inc. had a return of negative 20% and was a material detractor from performance. Health care service providers Aetna, Inc. and UnitedHealth Group, Inc. were also among the weakest performing individual positions. Aetna, Inc. was sold during the period, however the fund maintained its position in UnitedHealth Group, Inc. Selected individual holdings also struggled, including energy service company Peabody Energy, restaurant operator Cheesecake Factory, Inc. and information technology company QUALCOMM, Inc. All three positions were sold during the period.

1The Russell 3000 Index tracks the performance of 3000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies

Portfolio Manager's Report (continued) – Columbia Marsico 21st Century Fund

Looking ahead

At the end of the period, the fund's sector allocations emphasized financials, consumer discretionary, health care and industrials companies. The fund had little or no exposure to telecommunications services.

Top 5 sectors

as of 02/28/07 (%)

Financials	27.5
Consumer discretionary	20.5
Health care	10.4
Information technology	10.2
Industrials	7.9

Top 10 holdings

as of 02/28/07 (%)

Las Vegas Sands Corp.	4.7
Mastercard, Inc.	4.5
Cisco Systems, Inc.	3.4
UnitedHealth Group, Inc.	3.3
Moody's Corp.	3.3
Saks, Inc.	3.3
Heineken Holding NV	3.2
Amylin Pharmaceuticals, Inc.	3.0
DRS Technologies, Inc.	2.8
CB Richard Ellis Group, Inc.	2.8

Holdings discussed in this report

as of 02/28/07 (%)

Las Vegas Sands Corp.	4.7
Wynn Resorts Ltd.	2.5
Nordstrom, Inc.	0.6
Saks, Inc.	3.3
KKR Financial Corp.	1.9
China Merchants Bank Co., Ltd.	1.5
Industrial & Commercial
Bank of China	1.5
Goldman Sachs Group, Inc.	2.5
Amylin Pharmaceuticals, Inc.	3.0
UnitedHealth Group, Inc.	3.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month return as of 02/28/07

+7.59%

Class A shares (without sales charge)

+10.13%

Russell 3000 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 7.59% without sales charge.

■  Stock selection within consumer services and retailing had a material positive effect on performance.

■  Stock selection within the health care sector hampered results.

Portfolio Management

Corydon J. Gilchrist has managed the fund since February 2003. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Marsico Capital Management, LLC (Marsico) is an SEC-registered advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is under common control with Columbia Management, but is not part of Columbia Management.

Source for all statistical data—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

The fund may invest without limit in foreign securities. International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investment Portfolio – Columbia Convertible Securities Fund, February 28, 2007

Convertible Bonds – 67.4%
	Par ($)	Value ($)
Consumer Discretionary – 7.9%
Casinos & Gaming – 0.5%
Shuffle Master, Inc.
1.250% 04/15/24	5,946,000	5,923,703
Casinos & Gaming Total		5,923,703
Hotels, Restaurants & Leisure – 2.9%
Four Seasons Hotels & Resorts
1.875% 07/30/24	5,370,000	6,558,113
Hilton Hotels Corp.
3.375% 04/15/23	6,972,000	11,137,770
International Game Technology
2.600% 12/15/36 (a)	2,000,000	1,955,000
Rare Hospitality International, Inc.
2.500% 11/15/26 (a)	2,000,000	1,917,500
Scientific Games Corp.
(b) 0.750% 12/01/24 (0.500% 06/01/10) (a)	7,158,000	8,741,707
(b) 0.750% 12/01/24 (0.500% 06/01/10)	800,000	977,000
Hotels, Restaurants & Leisure Total		31,287,090
Internet & Catalog Retail – 0.6%
Amazon.com, Inc.
4.750% 02/01/09	6,973,000	6,868,405
Internet & Catalog Retail Total		6,868,405
Media – 2.9%
Lions Gate Entertainment Corp.
2.938% 10/15/24	1,630,000	1,815,413
2.938% 10/15/24 (a)	3,856,000	4,294,620
(b) 3.625% 03/15/25 (3.125% 03/15/12) (a)	2,960,000	3,071,000
(b) 3.625% 03/15/25 (3.125% 03/15/12)	2,905,000	3,013,937
Playboy Enterprises, Inc.
3.000% 03/15/25 (a)	1,801,000	1,652,418
Walt Disney Co.
2.125% 04/15/23	12,865,000	15,518,406
XM Satellite Radio Holdings, Inc.
1.750% 12/01/09	1,958,000	1,698,565
Media Total		31,064,359
Specialty Retail – 1.0%
United Auto Group, Inc.
3.500% 04/01/26 (a)	9,950,000	10,957,437
Specialty Retail Total		10,957,437
Consumer Discretionary Total		86,100,994

	Par ($)	Value ($)
Consumer Staples – 1.3%
Agricultural Products – 0.8%
Archer-Daniels-Midland Co.
0.875% 02/15/14 (a)	9,000,000	9,033,750
Agricultural Products Total		9,033,750
Household Products – 0.5%
Church & Dwight
5.250% 08/15/33 (a)	3,315,000	5,316,431
Household Products Total		5,316,431
Consumer Staples Total		14,350,181
Energy – 5.7%
Coal & Consumable Fuels – 0.8%
Peabody Energy Corp.
4.750% 12/15/66	8,340,000	8,225,325
Coal & Consumable Fuels Total		8,225,325
Energy Equipment & Services – 2.2%
Nabors Industries, Inc.
0.940% 05/15/11	4,870,000	4,669,113
Pride International, Inc.
3.250% 05/01/33 (a)	3,560,000	4,383,250
3.250% 05/01/33	3,830,000	4,715,687
Schlumberger Ltd.
2.125% 06/01/23	6,593,000	10,655,936
Energy Equipment & Services Total		24,423,986
Oil & Gas Equipment & Services – 0.5%
Hornbeck Offshore Services, Inc.
(b) 1.625% 11/15/26 (1.375% 11/15/13) (a)	6,000,000	5,353,800
Oil & Gas Equipment & Services Total		5,353,800
Oil, Gas & Consumable Fuels – 2.2%
Cheniere Energy, Inc.
2.250% 08/01/12 (a)	1,987,000	2,019,289
2.250% 08/01/12	964,000	979,665
Chesapeake Energy Corp.
2.750% 11/15/35	10,115,000	10,532,244
2.750% 11/15/35 (a)	3,231,000	3,364,279
OMI Corp.
2.875% 12/01/24 (a)	4,050,000	4,004,437
2.875% 12/01/24	3,460,000	3,421,075
Oil, Gas & Consumable Fuels Total		24,320,989
Energy Total		62,324,100

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund, February 28, 2007

Convertible Bonds (continued)
	Par ($)	Value ($)
Financials – 4.6%
Commercial Banks – 1.2%
Wells Fargo & Co.
5.110% 05/01/33 (c)	13,183,000	13,152,943
Commercial Banks Total		13,152,943
Diversified Financial Services – 0.9%
CapitalSource, Inc.
3.500% 07/15/34 (a)	8,955,000	10,197,506
Diversified Financial Services Total		10,197,506
Insurance – 1.4%
American Equity Investment Life Insurance Co.
5.250% 12/06/24 (a)	3,488,000	4,203,040
Conseco, Inc.
(b) 3.500% 09/30/35 (0.000% 09/30/10)	3,976,000	3,926,300
(b) 3.500% 09/30/35 (0.000% 09/30/10) (a)	6,665,000	6,581,688
Insurance Total		14,711,028
Real Estate Investment Trusts (REITs) – 1.1%
Archstone-Smith Operating Trust
4.000% 07/15/36	4,870,000	5,162,200
Boston Properties, Inc.
3.750% 05/15/36	2,933,000	3,607,590
Digital Realty Trust LP
4.125% 08/15/26 (a)	2,730,000	3,455,743
Real Estate Investment Trusts (REITs) Total		12,225,533
Financials Total		50,287,010
Health Care – 19.4%
Biotechnology – 5.5%
Amgen, Inc.
0.125% 02/01/11	1,960,000	1,881,600
0.125% 02/01/11 (a)	2,982,000	2,862,720
0.375% 02/01/13	2,864,000	2,753,020
0.375% 02/01/13 (a)	4,970,000	4,777,413
Amylin Pharmaceuticals
2.500% 04/15/11 (a)	5,965,000	7,911,081
BioMarin Pharmaceuticals, Inc.
2.500% 03/29/13	2,987,000	3,759,886
Cubist Pharmaceuticals, Inc.
2.250% 06/15/13	2,957,000	2,805,454
Invitrogen Corp.
2.000% 08/01/23	10,690,000	11,438,300
3.250% 06/15/25	1,964,000	1,914,900
Isis Pharmaceuticals, Inc.
2.625% 02/15/27 (a)	4,000,000	3,725,000
5.500% 05/01/09	1,960,000	1,955,100

	Par ($)	Value ($)
OSI Pharmaceuticals, Inc.
3.250% 09/08/23	980,000	977,550
PDL BioPharma, Inc.
2.000% 02/15/12 (a)	3,210,000	3,266,175
2.000% 02/15/12	5,572,000	5,669,510
Vertex Pharmaceuticals
5.000% 09/19/07	4,400,000	4,180,000
Biotechnology Total		59,877,709
Health Care Equipment & Supplies – 4.9%
Advanced Medical Optics, Inc.
2.500% 07/15/24 (a)	5,200,000	5,245,500
American Medical Systems Holdings, Inc.
3.250% 07/01/36	975,000	1,210,219
Cytyc Corp.
2.250% 03/15/24	9,318,000	10,447,808
Edwards Lifesciences Corp.
3.875% 05/15/33	7,955,000	8,303,031
Fisher Scientific International, Inc.
3.250% 03/01/24	13,077,000	17,098,177
Medtronic, Inc.
1.500% 04/15/11 (a)	10,938,000	11,348,175
Health Care Equipment & Supplies Total		53,652,910
Health Care Providers & Services – 3.9%
Apria Healthcare Group, Inc.
3.375% 09/01/33	3,710,000	4,011,438
Henry Schein, Inc.
3.000% 08/15/34 (a)	3,980,000	5,049,625
LifePoint Hospitals, Inc.
3.250% 08/15/25 (a)	1,537,000	1,437,095
3.250% 08/15/25	3,820,000	3,571,700
Lincare Holdings, Inc.
3.000% 06/15/33 (a)	12,890,000	12,648,312
Manor Care, Inc.
2.000% 06/01/36 (a)	2,990,000	3,483,350
(b) 2.125% 08/01/35 (1.875% 08/01/10)	3,482,000	4,369,910
Omnicare, Inc.
3.250% 12/15/35	8,293,000	7,380,770
Health Care Providers & Services Total		41,952,200
Life Sciences Tool & Services – 0.6%
Nektar Therapeutics
3.250% 09/28/12	7,135,000	6,697,981
Life Sciences Tool & Services Total		6,697,981
Pharmaceuticals – 4.5%
Allergan, Inc.
1.500% 04/01/26 (a)	9,100,000	9,532,250
1.500% 04/01/26	100,000	104,750
Bristol-Myers Squibb Co.
4.860% 09/15/23 (c)	8,808,000	8,874,060

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund, February 28, 2007

Convertible Bonds (continued)
	Par ($)	Value ($)
Teva Pharmaceutical Finance Co., BV
1.750% 02/01/26	11,229,000	10,751,767
Teva Pharmaceutical Finance LLC
0.250% 02/01/26	2,935,000	2,854,287
Watson Pharmaceuticals, Inc.
1.750% 03/15/23	3,134,000	2,922,455
Wyeth
4.877% 01/15/24 (c)	5,392,000	5,725,226
4.877% 01/15/24 (a)(c)	7,960,000	8,451,928
Pharmaceuticals Total		49,216,723
Health Care Total		211,397,523
Industrials – 7.3%
Aerospace & Defense – 3.7%
Ceradyne, Inc.
2.875% 12/15/35	2,944,000	3,289,920
DRS Technologies, Inc.
2.000% 02/01/26 (a)	7,450,000	7,952,875
L-3 Communications Corp.
3.000% 08/01/35 (a)	4,756,000	5,077,030
3.000% 08/01/35	11,130,000	11,881,275
Lockheed Martin Corp.
5.110% 08/15/33 (c)	8,685,000	12,111,232
Aerospace & Defense Total		40,312,332
Airlines – 0.2%
UAL Corp.
5.000% 02/01/21	1,960,000	2,207,940
Airlines Total		2,207,940
Electrical Components & Equipment – 0.4%
General Cable Corp.
0.875% 11/15/13	3,815,000	4,420,631
Electrical Components & Equipment Total		4,420,631
Electrical Equipment – 0.7%
Roper Industries, Inc.
(b) 1.481% 01/15/34 (0.000% 01/15/09)	11,560,000	7,875,250
Electrical Equipment Total		7,875,250
Environmental & Facilities Services – 0.7%
Covanta Holding Corp.
1.000% 02/01/27	6,840,000	6,814,350
Environmental & Facilities Services Total		6,814,350
Industrial Conglomerates – 0.3%
3M Co.
2.400% 11/21/32 (c)	3,928,000	3,540,110
Industrial Conglomerates Total		3,540,110

	Par ($)	Value ($)
Machinery – 1.1%
Barnes Group, Inc.
3.750% 08/01/25	3,637,000	4,446,233
Trinity Industries, Inc.
3.875% 06/01/36	6,830,000	7,615,450
Machinery Total		12,061,683
Trading Companies & Distributors – 0.2%
WESCO International, Inc.
1.750% 11/15/26 (a)	2,000,000	2,025,000
Trading Companies & Distributors Total		2,025,000
Industrials Total		79,257,296
Information Technology – 16.5%
Communications Equipment – 1.5%
Arris Group, Inc.
2.000% 11/15/26	2,435,000	2,629,069
JDS Uniphase Corp.
1.000% 05/15/26 (a)	2,980,000	2,570,250
Liberty Media Corp.
3.500% 01/15/31 (a)	2,030,647	2,033,185
3.500% 01/15/31	7,243,372	7,252,426
Powerwave Technologies, Inc.
1.875% 11/15/24	1,762,000	1,517,523
Communications Equipment Total		16,002,453
Computers & Peripherals – 0.8%
EMC Corp.
1.750% 12/01/11 (a)	3,500,000	3,788,750
Hutchinson Technology, Inc.
3.250% 01/15/26	5,549,000	5,112,016
Computers & Peripherals Total		8,900,766
Electronic Equipment & Instruments – 2.6%
Avnet, Inc.
2.000% 03/15/34	5,871,000	7,023,184
Flir Systems, Inc.
3.000% 06/01/23	1,447,000	2,385,741
LeCroy Corp.
4.000% 10/15/26 (a)	2,000,000	1,852,500
Vishay Intertechnology, Inc.
3.625% 08/01/23 (a)	9,880,000	9,941,750
3.625% 08/01/23	6,670,000	6,711,688
Electronic Equipment & Instruments Total		27,914,863
Electronic Equipment Manufacturers – 0.1%
Newport Corp.
2.500% 02/15/12 (a)	500,000	502,850
Electronic Equipment Manufacturers Total		502,850
IT Services – 4.3%
Ciber, Inc.
2.875% 12/15/23 (a)	7,288,000	6,759,620

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund, February 28, 2007

Convertible Bonds (continued)
	Par ($)	Value ($)
CSG Systems International, Inc.
2.500% 06/15/24 (a)	9,920,000	10,664,000
DST Systems, Inc.
4.125% 08/15/23 (a)	9,925,000	15,247,281
Electronic Data Systems Corp.
3.875% 07/15/23	950,000	1,007,000
3.875% 07/15/23 (a)	12,940,000	13,716,400
IT Services Total		47,394,301
Semiconductors & Semiconductor Equipment – 3.8%
Agere Systems, Inc.
6.500% 12/15/09	8,190,000	8,384,512
Amkor Technology, Inc.
2.500% 05/15/11	970,000	1,057,300
ASM International NV
4.250% 12/06/11 (a)	2,990,000	3,591,737
4.250% 12/06/11	738,000	886,523
Fairchild Semiconductor Corp.
5.000% 11/01/08	9,470,000	9,363,462
Intel Corp.
2.950% 12/15/35	7,835,000	6,982,944
2.950% 12/15/35 (a)	8,028,000	7,154,955
Skyworks Solutions, Inc.
4.750% 11/15/07	2,222,000	2,177,560
Spansion, Inc.
2.250% 06/15/16 (a)	1,985,000	1,821,238
Semiconductors & Semiconductor Equipment Total		41,420,231
Software – 3.4%
Amdocs Ltd.
0.500% 03/15/24	8,829,000	8,840,036
Fair Isaac Corp.
1.500% 08/15/23 (a)	3,955,000	4,108,256
1.500% 08/15/23	4,900,000	5,089,875
Mentor Graphics Corp.
6.250% 03/01/26	1,919,000	2,420,339
Sybase, Inc.
1.750% 02/22/25 (a)	11,420,000	12,833,225
Symantec Corp.
0.750% 06/15/11 (a)	4,000,000	4,260,000
Software Total		37,551,731
Information Technology Total		179,687,195
Materials – 0.7%
Containers & Packaging – 0.7%
Sealed Air Corp.
3.000% 06/30/33 (a)	8,150,000	8,190,750
Containers & Packaging Total		8,190,750
Materials Total		8,190,750

	Par ($)	Value ($)
Telecommunication Services – 2.7%
Diversified Telecommunication Services – 1.2%
Commonwealth Telephone Enterprises, Inc.
3.250% 07/15/23	5,473,000	5,903,999
Liberty Media Corp.
4.000% 11/15/29	2,338,000	1,566,460
Time Warner Telecom, Inc.
2.375% 04/01/26	3,896,000	5,308,300
Diversified Telecommunication Services Total		12,778,759
Wireless Telecommunication Services – 1.5%
American Tower Corp.
3.000% 08/15/12	933,000	1,832,179
Dobson Communications
1.500% 10/01/25 (a)	3,975,000	4,347,656
Nextel Communications, Inc.
5.250% 01/15/10	2,862,000	2,840,535
NII Holdings, Inc.
2.750% 08/15/25 (a)	5,052,000	7,824,285
Wireless Telecommunication Services Total		16,844,655
Telecommunication Services Total		29,623,414
Utilities – 1.3%
Electric Utilities – 0.8%
Centerpoint Energy, Inc.
3.750% 05/15/23	5,580,000	8,795,475
Electric Utilities Total		8,795,475
Multi-Utilities – 0.5%
CMS Energy Corp.
2.875% 12/01/24	3,940,000	5,220,500
Multi-Utilities Total		5,220,500
Utilities Total		14,015,975
Total Convertible Bonds (Cost of $680,594,577)		735,234,438
Convertible Preferred Stocks – 20.4%
Consumer Discretionary – 0.8%
	Shares
Auto Manufacturers – 0.6%
General Motors Corp.,
Series B, 5.250%	195,500	4,154,375
General Motors Corp.,
Series C, 6.250%	97,500	2,266,875
Auto Manufacturers Total		6,421,250

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund, February 28, 2007

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Specialty Retail – 0.2%
Retail Ventures, Inc., 6.625%	36,000	2,479,500
Specialty Retail Total		2,479,500
Consumer Discretionary Total		8,900,750
Consumer Staples – 1.1%
Food Products – 1.1%
Lehman Brothers Holdings, Inc., 6.250%	450,500	12,276,125
Food Products Total		12,276,125
Consumer Staples Total		12,276,125
Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Chesapeake Energy Corp., 5.000% (a)	25,000	3,371,875
Goodrich Petroleum Corp., 5.375%	19,300	1,249,675
Goodrich Petroleum Corp., 5.375% (a)	39,760	2,584,885
Oil, Gas & Consumable Fuels Total		7,206,435
Energy Total		7,206,435
Financials – 9.5%
Capital Markets – 1.3%
E*Trade Financial Corp., 6.125%	229,830	6,866,171
Lazard Ltd., 6.625%	154,218	6,865,786
Capital Markets Total		13,731,957
Insurance – 5.1%
Alleghany Corp., 5.750%	23,025	8,352,319
Citigroup Funding, Inc., 5.020% (c)	389,000	12,716,410
Fortis Insurance, 7.750% (a)	1,490	2,030,870
Metlife, Inc., 6.375%	311,370	9,963,840
Travelers Property Casualty Corp., 4.500%	490,245	12,579,686
XL Capital Ltd., 6.500%	404,750	9,535,910
Insurance Total		55,179,035
Real Estate Investment Trusts (REITs) – 1.0%
Entertainment Properties Trust, 5.750%	147,000	3,801,420
FelCor Lodging Trust, Inc., 7.800%	168,167	4,225,196
Simon Property Group, Inc., 6.000%	29,400	2,656,584
Real Estate Investment Trusts (REITs) Total		10,683,200

	Shares	Value ($)
Thrifts & Mortgage Finance – 2.1%
Fannie Mae, 5.375%	66	6,690,445
Sovereign Capital Trust IV, 4.375%	139,250	6,945,094
Washington Mutual, 5.375%	76,800	4,241,664
Washington Mutual, 5.375% (a)	101,200	5,589,276
Thrifts & Mortgage Finance Total		23,466,479
Financials Total		103,060,671
Health Care – 2.0%
Health Care Services – 0.5%
Omnicare Capital Trust II, 4.000%	92,700	5,283,900
Health Care Services Total		5,283,900
Pharmaceuticals – 1.5%
Schering-Plough Corp., 6.000%	297,080	16,525,075
Pharmaceuticals Total		16,525,075
Health Care Total		21,808,975
Industrials – 1.0%
Aerospace & Defense – 0.2%
Northrop Grumman Corp., 7.000%	20,000	2,747,500
Aerospace & Defense Total		2,747,500
Road & Rail – 0.4%
Kansas City Southern, 5.125%	3,191	4,092,458
Road & Rail Total		4,092,458
Trading Companies & Distributors – 0.4%
United Rentals Trust I, 6.500%	85,871	4,207,679
Trading Companies & Distributors Total		4,207,679
Industrials Total		11,047,637
Materials – 2.5%
Chemicals – 1.5%
Celanese Corp., 4.250%	188,020	7,215,268
Huntsman Corp., 5.000%	201,038	8,795,412
Chemicals Total		16,010,680
Containers & Packaging – 0.2%
Smurfit-Stone Container Corp., PIK, 7.000%	97,000	2,364,375
Containers & Packaging Total		2,364,375
Metals & Mining – 0.8%
Freeport-McMoRan Copper & Gold, Inc., 5.500%	6,926	9,363,086
Metals & Mining Total		9,363,086
Materials Total		27,738,141

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund, February 28, 2007

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 1.0%
Wireless Telecommunication Services – 1.0%
Crown Castle International Corp., 6.250%	187,085	10,663,845
Wireless Telecommunication Services Total		10,663,845
Telecommunication Services Total		10,663,845
Utilities – 1.8%
Electric Utilities – 1.2%
Entergy Corp., 7.625%	208,545	12,896,423
Electric Utilities Total		12,896,423
Electrical Components & Equipment – 0.1%
Medis Technologies Ltd., 7.250% (a)	150	1,290,415
Electrical Components & Equipment Total		1,290,415
Gas Utilities – 0.5%
Southern Union Co., 5.000%	92,920	5,157,060
Gas Utilities Total		5,157,060
Utilities Total		19,343,898
Total Convertible Preferred Stocks (Cost of $200,395,277)		222,046,477
Common Stocks – 6.2%
Consumer Staples – 1.0%
Beverages – 0.7%
Constellation Brands, Inc., Class A	343,307	8,053,982
Beverages Total		8,053,982
Tobacco – 0.3%
Vector Group Ltd.	170,000	3,100,800
Tobacco Total		3,100,800
Consumer Staples Total		11,154,782
Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Williams Companies, Inc.	273,676	7,381,042
Oil, Gas & Consumable Fuels Total		7,381,042
Energy Total		7,381,042
Financials – 1.6%
Insurance – 0.8%
American International Group, Inc.	105,000	7,045,500

	Shares	Value ($)
Hartford Financial Services Group, Inc.	24,421	2,309,250
Insurance Total		9,354,750
Real Estate Investment Trusts (REITs) – 0.8%
Regency Centers Corp.	98,883	8,478,228
Real Estate Investment Trusts (REITs) Total		8,478,228
Financials Total		17,832,978
Health Care – 0.4%
Health Care Providers & Services – 0.3%
Aetna, Inc.	63,400	2,806,718
Health Care Providers & Services Total		2,806,718
Pharmaceuticals – 0.1%
Johnson & Johnson	20,000	1,261,000
Pharmaceuticals Total		1,261,000
Health Care Total		4,067,718
Industrials – 2.2%
Building Products – 0.5%
Lennox International, Inc.	170,000	5,834,400
Building Products Total		5,834,400
Electrical Equipment – 0.4%
Medis Technologies Ltd.	163,450	2,808,071
Roper Industries, Inc.	32,850	1,744,992
Electrical Equipment Total		4,553,063
Industrial Conglomerates – 0.7%
General Electric Co.	212,000	7,403,040
Industrial Conglomerates Total		7,403,040
Road & Rail – 0.6%
Canadian National Railway Co.	145,000	6,337,950
Kansas City Southern	5,752	184,294
Road & Rail Total		6,522,244
Industrials Total		24,312,747
Information Technology – 0.3%
Office Electronics – 0.3%
Xerox Corp.	190,478	3,289,555
Office Electronics Total		3,289,555
Information Technology Total		3,289,555
Total Common Stocks (Cost of $53,526,034)		68,038,822

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund, February 28, 2007

	Par ($)	Value ($)
Short-Term Obligation – 5.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due 03/01/07 at 5.250%, collateralized by various U.S. Government Agency Bonds with maturities to 12/28/18, market value of $65,061,488 (repurchase proceeds $63,790,301)	63,781,000	63,781,000
Total Short-Term Obligation (Cost of $63,781,000)		63,781,000
Total Investments – 99.8% (Cost of $998,296,888) (e)		1,089,100,737
Other Assets & Liabilities, Net – 0.2%		2,233,444
Net Assets – 100.0%		$1,091,334,181

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, these securities, which are not illiquid, amounted to $321,372,433, which represents 29.4% of net assets.

(b)  Step bond. Shown parenthetically is the next interest rate to be paid.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2007.

(d)  Non-income producing security.

(e)  Cost for federal income tax purposes is $999,051,316.

At February 28,2007, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible Bonds	67.4
Convertible Preferred Stocks	20.4
Common Stocks	6.2
94.0
Short-Term Obligation	5.8
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Value Fund, February 28, 2007

Common Stocks – 97.7%
	Shares	Value ($)
Consumer Discretionary – 7.9%
Hotels, Restaurants & Leisure – 1.0%
McDonald's Corp.	970,319	42,422,347
Hotels, Restaurants & Leisure Total		42,422,347
Household Durables – 2.8%
Centex Corp. (a)	583,800	27,064,968
Lennar Corp., Class A (a)	513,800	25,299,512
Newell Rubbermaid, Inc.	1,416,300	43,367,106
Sony Corp., ADR	424,000	21,954,720
Household Durables Total		117,686,306
Media – 1.2%
News Corp., Class A	934,400	21,052,032
Time Warner, Inc.	1,511,300	30,754,955
Media Total		51,806,987
Multiline Retail – 2.4%
Federated Department Stores, Inc.	1,768,614	78,986,301
J.C. Penney Co., Inc.	314,400	25,500,984
Multiline Retail Total		104,487,285
Specialty Retail – 0.5%
Limited Brands, Inc. (a)	779,200	21,568,256
Specialty Retail Total		21,568,256
Consumer Discretionary Total		337,971,181
Consumer Staples – 7.7%
Beverages – 1.7%
Coca-Cola Enterprises, Inc.	1,016,700	20,425,503
Diageo PLC, ADR	671,098	53,278,470
Beverages Total		73,703,973
Food Products – 1.2%
Kraft Foods, Inc., Class A	779,500	24,881,640
Tyson Foods, Inc., Class A (a)	1,291,400	23,568,050
Food Products Total		48,449,690
Household Products – 0.8%
Colgate-Palmolive Co.	514,100	34,629,776
Household Products Total		34,629,776
Personal Products – 0.7%
Avon Products, Inc.	808,036	29,622,600
Personal Products Total		29,622,600
Tobacco – 3.3%
Altria Group, Inc.	735,077	61,952,290
Loews Corp. - Carolina Group	1,092,400	78,685,572
Tobacco Total		140,637,862
Consumer Staples Total		327,043,901

	Shares	Value ($)
Energy – 14.2%
Energy Equipment & Services – 3.1%
ENSCO International, Inc.	433,500	21,722,685
Halliburton Co.	1,371,598	42,354,946
National-Oilwell Varco, Inc. (b)	315,600	21,978,384
Rowan Companies, Inc.	682,200	20,895,786
Schlumberger Ltd.	386,167	24,251,288
Energy Equipment & Services Total		131,203,089
Oil, Gas & Consumable Fuels – 11.1%
ConocoPhillips	930,180	60,852,375
Exxon Mobil Corp.	1,532,628	109,858,775
Hess Corp.	953,800	50,599,090
Newfield Exploration Co. (b)	660,800	28,559,776
Occidental Petroleum Corp.	1,465,400	67,672,172
Peabody Energy Corp.	875,330	35,363,332
Total SA, ADR	560,700	37,746,324
Valero Energy Corp.	748,200	43,133,730
Williams Companies, Inc.	1,441,300	38,871,861
Oil, Gas & Consumable Fuels Total		472,657,435
Energy Total		603,860,524
Financials – 33.5%
Capital Markets – 5.4%
Deutsche Bank AG, Registered Shares (a)	242,300	31,816,413
Merrill Lynch & Co., Inc.	1,524,686	127,585,724
State Street Corp.	1,066,400	69,859,864
Capital Markets Total		229,262,001
Commercial Banks – 10.7%
Barclays PLC, ADR (a)	761,500	44,570,595
Marshall & Ilsley Corp.	1,017,903	48,380,930
PNC Financial Services Group, Inc.	868,979	63,704,850
SunTrust Banks, Inc.	513,700	43,310,047
U.S. Bancorp	2,867,482	102,254,408
UnionBanCal Corp. (a)	101,134	6,186,367
Wachovia Corp.	916,432	50,742,840
Wells Fargo & Co.	2,757,214	95,675,326
Commercial Banks Total		454,825,363
Diversified Financial Services – 8.1%
CIT Group, Inc. (a)	854,800	48,270,556
Citigroup, Inc.	2,869,510	144,623,304
JPMorgan Chase & Co.	3,087,510	152,522,994
Diversified Financial Services Total		345,416,854
Insurance – 6.0%
Ambac Financial Group, Inc.	679,273	59,531,486
American International Group, Inc.	897,547	60,225,404

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund, February 28, 2007

Common Stocks (continued)
	Shares	Value ($)
Genworth Financial, Inc., Class A	1,271,300	44,965,881
Hartford Financial Services Group, Inc.	475,260	44,940,585
Prudential Financial, Inc.	484,300	44,042,242
Insurance Total		253,705,598
Real Estate Investment Trusts (REITs) – 2.6%
Archstone-Smith Trust (a)	397,038	22,396,914
General Growth Properties, Inc.	595,600	37,778,908
Kimco Realty Corp. (a)	589,086	29,607,462
ProLogis Trust	349,900	23,138,887
Real Estate Investment Trusts (REITs) Total		112,922,171
Thrifts & Mortgage Finance – 0.7%
Washington Mutual, Inc.	688,800	29,673,504
Thrifts & Mortgage Finance Total		29,673,504
Financials Total		1,425,805,491
Health Care – 8.4%
Health Care Providers & Services – 2.0%
Aetna, Inc.	716,796	31,732,559
CIGNA Corp.	233,986	33,343,005
McKesson Corp.	382,700	21,339,352
Health Care Providers & Services Total		86,414,916
Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific, Inc. (b)	696,100	31,512,447
Life Sciences Tools & Services Total		31,512,447
Pharmaceuticals – 5.6%
Johnson & Johnson	627,800	39,582,790
Merck & Co., Inc.	1,443,900	63,762,624
Novartis AG, ADR (a)	606,210	33,602,220
Pfizer, Inc.	4,090,838	102,107,317
Pharmaceuticals Total		239,054,951
Health Care Total		356,982,314
Industrials – 8.1%
Aerospace & Defense – 4.6%
Boeing Co.	691,100	60,312,297
L-3 Communications Holdings, Inc.	773,000	67,328,300
United Technologies Corp.	1,028,980	67,531,957
Aerospace & Defense Total		195,172,554
Electrical Equipment – 1.0%
ABB Ltd., ADR	2,670,400	44,702,496
Electrical Equipment Total		44,702,496

	Shares	Value ($)
Industrial Conglomerates – 2.5%
General Electric Co.	3,010,516	105,127,219
Industrial Conglomerates Total		105,127,219
Industrials Total		345,002,269
Information Technology – 4.6%
Computers & Peripherals – 1.4%
Hewlett-Packard Co.	1,511,080	59,506,330
Computers & Peripherals Total		59,506,330
Electronic Equipment & Instruments – 0.9%
Agilent Technologies, Inc. (b)	1,251,000	39,681,720
Electronic Equipment & Instruments Total		39,681,720
Semiconductors & Semiconductor Equipment – 1.8%
Fairchild Semiconductor International, Inc. (b)	1,842,600	34,475,046
Intersil Corp., Class A	887,500	23,474,375
NVIDIA Corp. (b)	661,000	20,491,000
Semiconductors & Semiconductor Equipment Total		78,440,421
Software – 0.5%
Electronic Arts, Inc. (b)	402,300	20,283,966
Software Total		20,283,966
Information Technology Total		197,912,437
Materials – 3.2%
Chemicals – 0.2%
Rohm and Haas Co.	150,540	7,957,544
Chemicals Total		7,957,544
Construction Materials – 0.6%
Vulcan Materials Co.	240,500	28,015,845
Construction Materials Total		28,015,845
Containers & Packaging – 0.7%
Crown Holdings, Inc. (b)	1,316,900	30,077,996
Containers & Packaging Total		30,077,996
Paper & Forest Products – 1.7%
Weyerhaeuser Co. (a)	830,400	71,306,448
Paper & Forest Products Total		71,306,448
Materials Total		137,357,833

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund, February 28, 2007

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 4.4%
Diversified Telecommunication Services – 4.4%
AT&T, Inc.	3,653,151	134,435,957
Verizon Communications, Inc.	1,452,202	54,355,921
Diversified Telecommunication Services Total		188,791,878
Telecommunication Services Total		188,791,878
Utilities – 5.7%
Electric Utilities – 3.5%
Entergy Corp.	575,493	56,801,159
FPL Group, Inc.	765,300	45,206,271
PPL Corp.	1,188,700	45,194,374
Electric Utilities Total		147,201,804
Multi-Utilities – 2.2%
PG&E Corp.	740,443	34,371,364
Public Service Enterprise Group, Inc. (a)	807,700	60,496,730
Multi-Utilities Total		94,868,094
Utilities Total		242,069,898
Total Common Stocks (Cost of $3,402,743,885)		4,162,797,726
	Par ($)
Convertible Bonds – 1.3%
Communications – 1.3%
Media – 1.3%
Liberty Media Corp. 0.750% 03/30/23	45,700,000	54,840,000
Media Total		54,840,000
Communications Total		54,840,000
Total Convertible Bonds (Cost of $49,970,580)		54,840,000
	Shares
Convertible Preferred Stocks – 0.1%
Financials – 0.1%
Insurance – 0.1%
Genworth Financial, Inc., 6.000%	136,100	5,129,610
Insurance Total		5,129,610
Financials Total		5,129,610
Total Convertible Preferred Stocks (Cost of $3,554,472)		5,129,610

	Shares	Value ($)
Securities Lending Collateral – 3.0%
State Street Navigator Securities Lending Prime Portfolio (c)	129,451,301	129,451,301
Total Securities Lending Collateral (Cost of $129,451,301)		129,451,301
Short-Term Obligation – 1.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due 03/01/07 at 5.250%, collateralized by U.S. Government Agency Bonds with various maturities to 12/26/36, market value of $41,100,100 (repurchase proceeds $40,297,876)	40,292,000	40,292,000
Total Short-Term Obligation (Cost of $40,292,000)		40,292,000
Total Investments – 103.1% (Cost of $3,626,012,238) (d)		4,392,510,637
Other Assets & Liabilities, Net – (3.1)%		(130,902,613)
Net Assets – 100.0%		$4,261,608,023

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at February 28, 2007. The total market value of securities on loan at February 28, 2007 is $127,227,693.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $3,627,699,830.

At February 28, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	33.6
Energy	14.2
Health Care	8.4
Industrials	8.1
Consumer Discretionary	7.9
Consumer Staples	7.7
Utilities	5.7
Information Technology	4.6
Telecommunication Services	4.4
Materials	3.2
Communications	1.3
99.1
Securities Lending Collateral	3.0
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	(3.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Value Fund, February 28, 2007

Common Stocks – 96.2%
	Shares	Value ($)
Consumer Discretionary – 7.9%
Auto Components – 1.5%
BorgWarner, Inc.	351,300	25,869,732
Johnson Controls, Inc.	298,100	27,961,780
Auto Components Total		53,831,512
Automobiles – 0.5%
Ford Motor Co.	2,213,900	17,534,088
Automobiles Total		17,534,088
Hotels, Restaurants & Leisure – 0.7%
Starwood Hotels & Resorts Worldwide, Inc.	379,600	24,977,680
Hotels, Restaurants & Leisure Total		24,977,680
Household Durables – 1.1%
Centex Corp.	370,800	17,190,288
Lennar Corp., Class A	480,300	23,649,972
Household Durables Total		40,840,260
Leisure Equipment & Products – 1.2%
Brunswick Corp.	512,500	16,733,125
Hasbro, Inc.	859,600	24,318,084
Leisure Equipment & Products Total		41,051,209
Media – 1.2%
Dow Jones & Co., Inc.	583,300	21,033,798
Regal Entertainment Group, Class A	1,038,700	22,197,019
Media Total		43,230,817
Multiline Retail – 1.1%
Federated Department Stores, Inc.	879,610	39,283,383
Multiline Retail Total		39,283,383
Textiles, Apparel & Luxury Goods – 0.6%
Polo Ralph Lauren Corp.	242,600	21,101,348
Textiles, Apparel & Luxury Goods Total		21,101,348
Consumer Discretionary Total		281,850,297
Consumer Staples – 8.7%
Beverages – 1.6%
Fomento Economico Mexicano SAB de CV, ADR	198,700	21,916,610
Pepsi Bottling Group, Inc.	1,075,200	33,331,200
Beverages Total		55,247,810
Food & Staples Retailing – 1.3%
Kroger Co.	1,860,900	47,769,303
Food & Staples Retailing Total		47,769,303

	Shares	Value ($)
Food Products – 3.1%
Dean Foods Co.	875,300	39,423,512
Hershey Co.	515,500	27,259,640
Smithfield Foods, Inc. (a)	616,100	17,996,281
Tyson Foods, Inc., Class A	1,470,700	26,840,275
Food Products Total		111,519,708
Household Products – 1.2%
Clorox Co.	688,300	43,610,688
Household Products Total		43,610,688
Personal Products – 1.5%
Avon Products, Inc.	655,257	24,021,722
Estee Lauder Companies, Inc., Class A	588,800	28,191,744
Personal Products Total		52,213,466
Consumer Staples Total		310,360,975
Energy – 7.7%
Energy Equipment & Services – 2.4%
National-Oilwell Varco, Inc. (a)	231,608	16,129,181
Rowan Companies, Inc.	787,400	24,118,062
Technip SA, ADR	266,700	17,866,233
Tidewater, Inc.	528,200	27,450,554
Energy Equipment & Services Total		85,564,030
Oil, Gas & Consumable Fuels – 5.3%
Hess Corp.	953,900	50,604,395
Newfield Exploration Co. (a)	1,118,200	48,328,604
Peabody Energy Corp.	773,400	31,245,360
Tesoro Corp.	297,600	27,123,264
Williams Companies, Inc.	1,148,100	30,964,257
Oil, Gas & Consumable Fuels Total		188,265,880
Energy Total		273,829,910
Financials – 25.9%
Commercial Banks – 10.2%
Bank of Hawaii Corp.	631,400	32,656,008
City National Corp.	582,000	42,008,760
Comerica, Inc.	839,900	50,721,561
Cullen/Frost Bankers, Inc.	725,050	39,210,704
KeyCorp	1,082,300	40,846,002
Marshall & Ilsley Corp.	927,500	44,084,075
SVB Financial Group (a)	565,400	27,308,820
TCF Financial Corp.	1,360,500	35,971,620
Zions Bancorporation	587,650	50,173,557
Commercial Banks Total		362,981,107
Diversified Financial Services – 1.4%
CIT Group, Inc.	881,100	49,755,717
Diversified Financial Services Total		49,755,717

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund, February 28, 2007

Common Stocks (continued)
	Shares	Value ($)
Insurance – 6.4%
ACE Ltd.	357,200	20,060,352
Ambac Financial Group, Inc.	567,150	49,705,026
Axis Capital Holdings Ltd.	1,037,322	35,071,856
Genworth Financial, Inc., Class A	956,900	33,845,553
Loews Corp.	753,600	32,736,384
Old Republic International Corp.	1,534,837	34,257,562
Platinum Underwriters Holdings Ltd.	694,600	22,192,470
Insurance Total		227,869,203
Real Estate Investment Trusts (REITs) – 7.0%
Alexandria Real Estate Equities, Inc.	166,400	17,503,616
Archstone-Smith Trust	277,000	15,625,570
Boston Properties, Inc.	209,400	25,148,940
Equity Residential Property Trust	532,400	27,040,596
General Growth Properties, Inc.	852,200	54,055,046
iStar Financial, Inc.	677,825	32,433,926
Plum Creek Timber Co., Inc.	872,204	34,591,611
ProLogis Trust	634,100	41,933,033
Real Estate Investment Trusts (REITs) Total		248,332,338
Thrifts & Mortgage Finance – 0.9%
PMI Group, Inc.	692,600	32,462,162
Thrifts & Mortgage Finance Total		32,462,162
Financials Total		921,400,527
Health Care – 7.4%
Health Care Equipment & Supplies – 1.9%
Beckman Coulter, Inc.	548,400	35,185,344
Hospira, Inc. (a)	861,200	32,958,124
Health Care Equipment & Supplies Total		68,143,468
Health Care Providers & Services – 2.3%
CIGNA Corp.	252,100	35,924,250
Community Health Systems, Inc. (a)	677,500	25,236,875
Universal Health Services, Inc., Class B	352,400	20,389,864
Health Care Providers & Services Total		81,550,989
Life Sciences Tools & Services – 2.5%
Millipore Corp. (a)	274,600	19,639,392
Thermo Fisher Scientific, Inc. (a)	663,500	30,036,645
Varian, Inc. (a)	700,200	38,111,886
Life Sciences Tools & Services Total		87,787,923

	Shares	Value ($)
Pharmaceuticals – 0.7%
Mylan Laboratories, Inc.	1,258,900	26,650,913
Pharmaceuticals Total		26,650,913
Health Care Total		264,133,293
Industrials – 10.6%
Aerospace & Defense – 1.7%
L-3 Communications Holdings, Inc.	511,000	44,508,100
Spirit Aerosystems Holdings, Inc., Class A (a)	551,323	16,269,542
Aerospace & Defense Total		60,777,642
Commercial Services & Supplies – 1.2%
Equifax, Inc.	725,900	28,106,848
SAIC, Inc. (a)	906,462	16,343,510
Commercial Services & Supplies Total		44,450,358
Construction & Engineering – 0.6%
Jacobs Engineering Group, Inc. (a)	218,800	19,766,392
Construction & Engineering Total		19,766,392
Electrical Equipment – 0.8%
Cooper Industries Ltd., Class A	316,700	29,054,058
Electrical Equipment Total		29,054,058
Industrial Conglomerates – 1.4%
McDermott International, Inc. (a)	520,400	25,083,280
Textron, Inc.	255,700	23,598,553
Industrial Conglomerates Total		48,681,833
Machinery – 3.4%
Barnes Group, Inc.	1,355,706	30,272,915
Harsco Corp.	235,500	20,205,900
Kennametal, Inc.	562,700	34,437,240
Parker Hannifin Corp.	425,100	35,023,989
Machinery Total		119,940,044
Marine – 0.8%
Alexander & Baldwin, Inc.	569,900	28,164,458
Marine Total		28,164,458
Road & Rail – 0.7%
Canadian Pacific Railway Ltd.	476,000	25,423,160
Road & Rail Total		25,423,160
Industrials Total		376,257,945

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund, February 28, 2007

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 8.3%
Communications Equipment – 0.3%
CommScope, Inc. (a)	243,100	9,352,057
Communications Equipment Total		9,352,057
Computers & Peripherals – 0.8%
Diebold, Inc.	365,300	17,304,261
NCR Corp. (a)	267,100	12,340,020
Seagate Technology, Inc., Escrow Shares (b)	105,800	1,058
Computers & Peripherals Total		29,645,339
Electronic Equipment & Instruments – 3.1%
Agilent Technologies, Inc. (a)	1,069,700	33,930,884
Arrow Electronics, Inc. (a)	946,400	36,266,048
Mettler-Toledo International, Inc. (a)	273,100	23,584,916
Tektronix, Inc.	582,036	16,652,050
Electronic Equipment & Instruments Total		110,433,898
Semiconductors & Semiconductor Equipment – 2.2%
Fairchild Semiconductor International, Inc. (a)	1,210,000	22,639,100
Intersil Corp., Class A	646,800	17,107,860
KLA-Tencor Corp.	381,100	19,718,114
NVIDIA Corp. (a)	336,300	10,425,300
Verigy Ltd. (a)	440,169	10,339,570
Semiconductors & Semiconductor Equipment Total		80,229,944
Software – 1.9%
Activision, Inc. (a)	1,249,733	20,895,535
Cadence Design Systems, Inc. (a)	875,900	17,465,446
Electronic Arts, Inc. (a)	345,000	17,394,900
Synopsys, Inc. (a)	457,900	11,713,082
Software Total		67,468,963
Information Technology Total		297,130,201
Materials – 6.2%
Chemicals – 2.3%
Air Products & Chemicals, Inc.	820,200	61,367,364
PPG Industries, Inc.	328,700	21,776,375
Chemicals Total		83,143,739
Construction Materials – 1.2%
Martin Marietta Materials, Inc.	178,200	22,332,024
Vulcan Materials Co.	184,200	21,457,458
Construction Materials Total		43,789,482

	Shares	Value ($)
Containers & Packaging – 1.5%
Crown Holdings, Inc. (a)	1,161,400	26,526,376
Packaging Corp. of America	1,083,900	26,555,550
Containers & Packaging Total		53,081,926
Metals & Mining – 0.4%
Allegheny Technologies, Inc.	119,400	12,232,530
Metals & Mining Total		12,232,530
Paper & Forest Products – 0.8%
Weyerhaeuser Co. (c)	338,500	29,066,995
Paper & Forest Products Total		29,066,995
Materials Total		221,314,672
Utilities – 13.5%
Electric Utilities – 7.6%
American Electric Power Co., Inc.	1,057,300	47,430,478
Edison International	1,209,300	56,740,356
Entergy Corp.	640,000	63,168,000
FPL Group, Inc.	653,200	38,584,524
Hawaiian Electric Industries, Inc.	352,900	9,235,393
PPL Corp.	1,463,000	55,623,260
Electric Utilities Total		270,782,011
Gas Utilities – 0.8%
AGL Resources, Inc.	702,800	28,625,044
Gas Utilities Total		28,625,044
Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	848,000	18,079,360
Independent Power Producers & Energy Traders Total		18,079,360
Multi-Utilities – 4.6%
PG&E Corp.	1,469,100	68,195,622
Public Service Enterprise Group, Inc.	377,200	28,252,280
Sempra Energy	503,900	30,259,195
Wisconsin Energy Corp.	803,300	38,518,235
Multi-Utilities Total		165,225,332
Utilities Total		482,711,747
Total Common Stocks (Cost of $2,779,604,284)		3,428,989,567
Securities Lending Collateral – 0.8%
State Street Navigator Securities Lending Prime Portfolio (d)	28,692,050	28,692,050
Total Securities Lending Collateral (Cost of $28,692,050)		28,692,050

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund, February 28, 2007

Convertible Bond – 0.2%
	Par ($)	Value ($)
Consumer Discretionary – 0.2%
Automobiles – 0.2%
Ford Motor Co.
4.250% 12/15/36	7,704,000	8,599,590
Automobiles Total		8,599,590
Consumer Discretionary Total		8,599,590
Total Convertible Bond (Cost of $7,772,564)		8,599,590
Short-Term Obligation – 3.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due 03/01/07 at 5.250%, collateralized by U.S. Government Agency Obligations with various maturities to 04/25/11, market value of $130,800,763 (repurchase proceeds $128,254,701)	128,236,000	128,236,000
Total Short-Term Obligation (Cost of $128,236,000)		128,236,000
Total Investments – 100.8% (Cost of $2,944,304,898) (e)		3,594,517,207
Other Assets & Liabilities, Net – (0.8)%		(28,054,019)
Net Assets – 100.0%		$3,566,463,188

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  All or a portion of this security was on loan at February 28, 2007. The total market value of securities on loan at February 28, 2007 is $28,496,347.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $2,944,340,529.

At February 28, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.9
Utilities	13.5
Industrials	10.6
Consumer Staples	8.7
Information Technology	8.3
Consumer Discretionary	8.1
Energy	7.7
Health Care	7.4
Materials	6.2
96.4
Securities Lending Collateral	0.8
Short-Term Obligation	3.6
Other Assets & Liabilities, Net	(0.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Value Fund II, February 28, 2007

Common Stocks – 94.6%

	Shares	Value ($)
Consumer Discretionary – 15.0%
Auto Components – 1.7%
Cooper Tire & Rubber Co.	293,000	4,318,820
Tenneco Automotive, Inc. (a)	126,296	3,068,993
Visteon Corp. (a)	209,000	1,782,770
Auto Components Total		9,170,583
Diversified Consumer Services – 0.7%
Stewart Enterprises, Inc., Class A	480,000	3,796,800
Diversified Consumer Services Total		3,796,800
Hotels, Restaurants & Leisure – 2.3%
Bally Technologies, Inc. (a)	130,000	2,840,500
Morton's Restaurant Group, Inc. (a)	240,000	4,512,000
Ruby Tuesday, Inc.	158,000	4,629,400
Hotels, Restaurants & Leisure Total		11,981,900
Household Durables – 2.5%
Helen of Troy Ltd. (a)	185,000	4,284,600
Hovnanian Enterprises, Inc., Class A (a)	123,000	3,825,300
Tupperware Brands Corp.	221,000	5,173,610
Household Durables Total		13,283,510
Media – 2.1%
Carmike Cinemas, Inc.	184,800	4,191,264
Lee Enterprises, Inc.	116,000	3,695,760
National CineMedia, Inc. (a)	9,847	258,188
World Wrestling Entertainment, Inc.	200,000	3,184,000
Media Total		11,329,212
Specialty Retail – 2.7%
Brown Shoe Co., Inc.	98,500	5,053,050
Genesco, Inc. (a)	127,000	5,080,000
Sonic Automotive, Inc.	144,000	4,233,600
Specialty Retail Total		14,366,650
Textiles, Apparel & Luxury Goods – 3.0%
Phillips-Van Heusen Corp.	85,000	4,661,400
Quiksilver, Inc. (a)	172,900	2,410,226
Unifirst Corp.	90,000	3,754,800
Warnaco Group, Inc. (a)	197,200	5,150,864
Textiles, Apparel & Luxury Goods Total		15,977,290
Consumer Discretionary Total		79,905,945
Consumer Staples – 3.4%
Food Products – 1.0%
Sanderson Farms, Inc.	160,000	5,176,000
Food Products Total		5,176,000

	Shares	Value ($)
Personal Products – 1.3%
Chattem, Inc. (a)	80,000	4,269,600
Inter Parfums, Inc.	141,600	2,734,296
Personal Products Total		7,003,896
Tobacco – 1.1%
Universal Corp.	110,000	5,793,700
Tobacco Total		5,793,700
Consumer Staples Total		17,973,596
Energy – 4.6%
Energy Equipment & Services – 3.1%
Dawson Geophysical Co. (a)	104,000	4,379,440
Dresser-Rand Group, Inc. (a)	181,000	4,700,570
Oil States International, Inc. (a)	140,000	4,109,000
Universal Compression Holdings, Inc. (a)	50,800	3,401,060
Energy Equipment & Services Total		16,590,070
Oil, Gas & Consumable Fuels – 1.5%
Arlington Tankers	180,000	4,199,400
OMI Corp.	176,000	3,919,520
Oil, Gas & Consumable Fuels Total		8,118,920
Energy Total		24,708,990
Financials – 25.6%
Capital Markets – 3.4%
Affiliated Managers Group, Inc. (a)	44,000	4,994,000
Apollo Investment Corp.	212,005	4,808,273
Cowen Group, Inc. (a)	163,000	3,233,920
Lazard Ltd., Class A	98,000	5,046,020
Capital Markets Total		18,082,213
Commercial Banks – 10.2%
AmericanWest Bancorporation	225,000	4,824,000
Bancorpsouth, Inc.	191,000	4,755,900
Colonial BancGroup, Inc.	170,000	4,391,100
Community Bank System, Inc.	163,000	3,486,570
First Midwest Bancorp, Inc.	110,000	4,138,200
First Republic Bank	61,000	3,269,600
First State Bancorporation	128,000	2,856,960
Independent Bank Corp	123,500	3,842,085
Pacific Capital Bancorp	150,000	4,725,000
Placer Sierra Bancshares	133,000	3,601,640
Prosperity Bancshares, Inc.	150,000	5,215,500
SVB Financial Group (a)	105,000	5,071,500
Umpqua Holdings Corp.	172,000	4,645,720
Commercial Banks Total		54,823,775

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II, February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Insurance – 5.4%
Argonaut Group, Inc. (a)	140,000	4,929,400
Delphi Financial Group, Inc., Class A	130,000	5,107,700
National Financial Partners Corp.	110,000	5,077,600
NYMAGIC, Inc.	81,400	3,204,718
Platinum Underwriters Holdings Ltd.	147,000	4,696,650
Zenith National Insurance Corp.	118,000	5,681,700
Insurance Total		28,697,768
Real Estate Investment Trusts (REITs) – 6.0%
Alexandria Real Estate Equities, Inc.	48,900	5,143,791
Equity Inns, Inc.	255,000	3,952,500
LaSalle Hotel Properties	115,000	5,109,450
LTC Properties, Inc.	170,000	4,396,200
Mid-America Apartment Communities, Inc.	75,000	4,142,250
OMEGA Healthcare Investors, Inc.	245,000	4,419,800
Tanger Factory Outlet Centers, Inc.	120,000	4,821,600
Real Estate Investment Trusts (REITs) Total		31,985,591
Thrifts & Mortgage Finance – 0.6%
First Niagara Financial Group, Inc.	225,000	3,195,000
Thrifts & Mortgage Finance Total		3,195,000
Financials Total		136,784,347
Health Care – 5.5%
Health Care Equipment & Supplies – 1.8%
Datascope Corp.	101,700	3,640,860
Medical Action Industries, Inc. (a)	263,800	5,861,636
Health Care Equipment & Supplies Total		9,502,496
Health Care Providers & Services – 3.7%
Kindred Healthcare, Inc. (a)	139,000	4,575,880
LifePoint Hospitals, Inc. (a)	140,000	5,124,000
Magellan Health Services, Inc. (a)	115,000	4,808,150
Owens & Minor, Inc.	160,000	5,275,200
Health Care Providers & Services Total		19,783,230
Health Care Total		29,285,726

	Shares	Value ($)
Industrials – 16.3%
Aerospace & Defense – 3.3%
AAR Corp. (a)	125,300	3,647,483
BE Aerospace, Inc. (a)	140,700	4,247,733
DRS Technologies, Inc.	90,000	4,769,100
Esterline Technologies Corp. (a)	119,000	4,869,480
Aerospace & Defense Total		17,533,796
Airlines – 1.4%
AirTran Holdings, Inc. (a)	319,000	3,323,980
Alaska Air Group, Inc. (a)	109,000	4,469,000
Airlines Total		7,792,980
Commercial Services & Supplies – 3.7%
ABM Industries, Inc.	190,000	4,998,900
Consolidated Graphics, Inc. (a)	79,000	5,629,540
FTI Consulting, Inc. (a)	182,000	6,109,740
Watson Wyatt & Co. Holdings, Class A	61,000	2,932,270
Commercial Services & Supplies Total		19,670,450
Construction & Engineering – 2.4%
Comfort Systems USA, Inc.	375,000	5,103,750
Integrated Electrical Services, Inc. (a)	125,000	2,931,250
Washington Group International, Inc. (a)	80,000	4,689,600
Construction & Engineering Total		12,724,600
Electrical Equipment – 0.8%
LSI Industries, Inc.	265,000	4,375,150
Electrical Equipment Total		4,375,150
Machinery – 2.5%
AGCO Corp. (a)	84,500	3,063,125
Barnes Group, Inc.	250,000	5,582,500
Gardner Denver, Inc. (a)	135,000	4,572,450
Machinery Total		13,218,075
Marine – 0.9%
Eagle Bulk Shipping, Inc.	252,400	5,048,000
Marine Total		5,048,000
Trading Companies & Distributors – 1.3%
GATX Corp.	110,500	5,100,680
H&E Equipment Services, Inc. (a)	64,300	1,698,163
Trading Companies & Distributors Total		6,798,843
Industrials Total		87,161,894
Information Technology – 12.2%
Communications Equipment – 1.4%
3Com Corp. (a)	662,000	2,561,940
CommScope, Inc. (a)	130,000	5,001,100
Communications Equipment Total		7,563,040

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II, February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Computers & Peripherals – 1.3%
Brocade Communications Systems, Inc. (a)	460,000	4,144,600
Electronics for Imaging, Inc. (a)	111,000	2,533,020
Computers & Peripherals Total		6,677,620
Electronic Equipment & Instruments – 5.4%
Aeroflex, Inc. (a)	323,000	3,691,890
Agilysys, Inc.	147,700	3,101,700
Benchmark Electronics, Inc. (a)	130,000	2,792,400
Electro Scientific Industries, Inc. (a)	150,000	3,228,000
Gerber Scientific, Inc. (a)	224,000	2,360,960
MTS Systems Corp.	94,000	3,551,320
Park Electrochemical Corp.	115,000	3,215,400
Rofin-Sinar Technologies, Inc. (a)	61,500	3,698,610
X-Rite, Inc.	274,800	3,245,388
Electronic Equipment & Instruments Total		28,885,668
Internet Software & Services – 1.3%
Ariba, Inc. (a)	430,000	4,003,300
webMethods, Inc. (a)	410,000	2,783,900
Internet Software & Services Total		6,787,200
Semiconductors & Semiconductor Equipment – 2.0%
Cypress Semiconductor Corp. (a)	170,000	3,230,000
JA Solar Holdings Co. Ltd. (a)	190,558	3,668,242
RF Micro Devices, Inc. (a)	503,000	4,013,940
Semiconductors & Semiconductor Equipment Total		10,912,182
Software – 0.8%
i2 Technologies, Inc. (a)	175,000	4,166,750
Software Total		4,166,750
Information Technology Total		64,992,460
Materials – 7.0%
Chemicals – 1.7%
Rockwood Holdings, Inc. (a)	177,300	4,831,425
Terra Industries, Inc. (a)	250,000	4,362,500
Chemicals Total		9,193,925
Construction Materials – 0.6%
US Concrete, Inc. (a)	390,000	3,408,600
Construction Materials Total		3,408,600
Containers & Packaging – 1.7%
Crown Holdings, Inc. (a)	225,000	5,139,000
Rock-Tenn Co., Class A	125,000	4,058,750
Containers & Packaging Total		9,197,750

	Shares	Value ($)
Metals & Mining – 2.1%
AMCOL International Corp.	140,000	3,969,000
Carpenter Technology Corp.	36,200	4,291,510
Steel Dynamics, Inc.	69,700	2,630,478
Metals & Mining Total		10,890,988
Paper & Forest Products – 0.9%
Glatfelter Co.	280,000	4,751,600
Paper & Forest Products Total		4,751,600
Materials Total		37,442,863
Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.7%
Cincinnati Bell, Inc. (a)	850,000	3,884,500
Diversified Telecommunication Services Total		3,884,500
Telecommunication Services Total		3,884,500
Utilities – 4.3%
Electric Utilities – 0.7%
ITC Holdings Corp.	84,000	3,688,440
Electric Utilities Total		3,688,440
Gas Utilities – 1.9%
Atmos Energy Corp.	160,000	5,043,200
New Jersey Resources Corp.	100,000	4,939,000
Gas Utilities Total		9,982,200
Multi-Utilities – 1.7%
Integrys Energy Group, Inc.	93,000	5,183,820
PNM Resources, Inc.	138,900	4,244,784
Multi-Utilities Total		9,428,604
Utilities Total		23,099,244
Total Common Stocks (Cost of $435,664,398)		505,239,565
Investment Company – 0.6%
iShares Nasdaq Biotechnology Index Fund (a)	43,000	3,308,850
Total Investment Company (Cost of $3,493,909)		3,308,850

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II, February 28, 2007

Short-Term Obligation – 3.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by a U.S. Treasury Note maturing 04/25/11, market value of $21,273,113 (repurchase proceeds $20,854,041)	20,851,000	20,851,000
Total Short-Term Obligation (Cost of $20,851,000)		20,851,000
Total Investments – 99.1% (Cost of $460,009,307) (b)		529,399,415
Other Assets & Liabilities, Net – 0.9%		4,814,302
Net Assets – 100.0%		$534,213,717

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $460,319,790.

At February 28, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.6
Industrials	16.3
Consumer Discretionary	15.0
Information Technology	12.2
Materials	7.0
Health Care	5.5
Energy	4.6
Utilities	4.3
Consumer Staples	3.4
Telecommunication Services	0.7
94.6
Investment Company	0.6
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	0.9
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico 21st Century Fund, February 28, 2007

Common Stocks – 89.1%

	Shares	Value ($)
Consumer Discretionary – 20.5%
Hotels, Restaurants & Leisure – 12.5%
Four Seasons Hotels, Inc.	295,388	23,979,598
Las Vegas Sands Corp. (a)	2,177,352	187,861,930
MGM Mirage (a)	1,304,570	92,650,561
Station Casinos, Inc.	818,106	70,586,186
Vail Resorts, Inc. (a)	581,005	30,189,020
Wynn Resorts Ltd.	1,020,690	100,048,034
Hotels, Restaurants & Leisure Total		505,315,329
Household Durables – 1.6%
Ryland Group, Inc.	1,328,552	63,996,350
Household Durables Total		63,996,350
Media – 2.5%
Comcast Corp., Class A (a)	3,961,160	101,881,022
Media Total		101,881,022
Multiline Retail – 3.9%
Nordstrom, Inc.	464,648	24,668,163
Saks, Inc.	6,830,257	131,960,565
Multiline Retail Total		156,628,728
Consumer Discretionary Total		827,821,429
Consumer Staples – 3.2%
Beverages – 3.2%
Heineken Holding NV	3,063,682	129,373,463
Beverages Total		129,373,463
Consumer Staples Total		129,373,463
Energy – 1.6%
Energy Equipment & Services – 1.6%
Schlumberger Ltd.	1,016,111	63,811,771
Energy Equipment & Services Total		63,811,771
Energy Total		63,811,771
Financials – 27.5%
Capital Markets – 6.7%
Evercore Partners, Inc., Class A	215,465	6,914,272
Goldman Sachs Group, Inc.	491,750	99,136,800
Jefferies Group, Inc.	2,570,310	69,526,886
UBS AG, Registered Shares	1,559,894	92,469,922
Capital Markets Total		268,047,880
Commercial Banks – 9.5%
Banco Itau Holding Financeira SA, ADR	2,655,135	90,832,169

	Shares	Value ($)
China Merchants Bank Co., Ltd., Class H (a)	29,337,500	59,628,760
Erste Bank der Oesterreichischen Sparkassen AG	1,100,209	81,766,801
Industrial & Commercial Bank of China, Class H (a)	107,825,000	59,481,089
Wells Fargo & Co.	2,607,159	90,468,417
Commercial Banks Total		382,177,236
Diversified Financial Services – 3.3%
Moody's Corp.	2,035,298	131,724,486
Diversified Financial Services Total		131,724,486
Real Estate Investment Trusts (REITs) – 3.2%
Crystal River Capital, Inc. (b)(c)	233,425	5,950,003
Crystal River Capital, Inc.	309,393	7,886,428
KKR Financial Corp.	2,816,464	77,818,900
ProLogis Trust	372,714	24,647,577
Redwood Trust, Inc.	265,836	14,355,144
Real Estate Investment Trusts (REITs) Total		130,658,052
Real Estate Management & Development – 4.8%
CB Richard Ellis Group, Inc., Class A (a)	3,339,489	111,271,773
St. Joe Co.	1,474,362	82,033,502
Real Estate Management & Development Total		193,305,275
Financials Total		1,105,912,929
Health Care – 10.4%
Biotechnology – 6.2%
Amylin Pharmaceuticals, Inc. (a)	3,076,247	119,696,771
Arena Pharmaceuticals, Inc. (a)	1,364,375	17,259,344
Genentech, Inc. (a)	503,756	42,501,893
Genzyme Corp. (a)	1,104,629	68,266,072
Biotechnology Total		247,724,080
Health Care Equipment & Supplies – 0.5%
Accuray, Inc. (a)	841,860	21,450,593
Health Care Equipment & Supplies Total		21,450,593
Health Care Providers & Services – 3.3%
UnitedHealth Group, Inc.	2,576,990	134,518,878
Health Care Providers & Services Total		134,518,878
Life Sciences Tools & Services – 0.4%
Diversa Corp. (a)	2,089,933	15,695,397
Life Sciences Tools & Services Total		15,695,397
Health Care Total		419,388,948

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund, February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrials – 7.9%
Aerospace & Defense – 3.8%
DRS Technologies, Inc. (d)	2,131,420	112,943,946
Precision Castparts Corp.	457,370	41,606,949
Aerospace & Defense Total		154,550,895
Commercial Services & Supplies – 0.6%
Consolidated Graphics, Inc. (a)	325,967	23,228,408
Commercial Services & Supplies Total		23,228,408
Machinery – 0.7%
American Railcar Industries, Inc.	929,892	28,491,891
Machinery Total		28,491,891
Road & Rail – 2.8%
Burlington Northern Santa Fe Corp.	1,010,860	80,050,003
Genesee & Wyoming, Inc., Class A (a)	1,228,636	31,895,391
Road & Rail Total		111,945,394
Industrials Total		318,216,588
Information Technology – 10.2%
Communications Equipment – 3.3%
Cisco Systems, Inc. (a)	5,216,608	135,318,812
Communications Equipment Total		135,318,812
Internet Software & Services – 2.4%
Google, Inc., Class A (a)	213,111	95,782,739
Internet Software & Services Total		95,782,739
IT Services – 4.5%
Mastercard, Inc., Class A	1,687,469	180,862,927
IT Services Total		180,862,927
Information Technology Total		411,964,478
Materials – 5.4%
Chemicals – 2.6%
Monsanto Co.	1,955,862	103,054,369
Chemicals Total		103,054,369
Construction Materials – 0.8%
Holcim Ltd., Registered Shares	312,258	31,025,963
Construction Materials Total		31,025,963
Paper & Forest Products – 2.0%
Weyerhaeuser Co.	957,787	82,245,171
Paper & Forest Products Total		82,245,171
Materials Total		216,325,503

	Shares	Value ($)
Utilities – 2.4%
Independent Power Producers & Energy Traders – 2.4%
NRG Energy, Inc. (a)	1,478,439	97,931,799
Independent Power Producers & Energy Traders Total		97,931,799
Utilities Total		97,931,799
Total Common Stocks (Cost of $3,293,178,573)		3,590,746,908
Short-Term Obligation – 12.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by U.S. Government Obligations with various maturities to 10/23/09, market value of $514,406,969 (repurchase proceeds $504,387,546)	504,314,000	504,314,000
Total Short-Term Obligation (Cost of $504,314,000)		504,314,000
Total Investments – 101.6% (Cost of $3,797,492,573) (e)		4,095,060,908
Other Assets & Liabilities, Net – (1.6)%		(65,150,912)
Net Assets – 100.0%		$4,029,909,996

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, these securities, which are not illiquid, amounted to $5,950,003, which represents 0.1% of net assets.

(d)  Investments in affiliates during the eleven months ended February 28, 2007: Security name: DRS Technologies, Inc.

Shares as of 4/1/06:	–
Shares purchased:	2,453,465
Shares sold:	322,045
Shares as of 2/28/07:	2,131,420
Net realized gain/loss:	$171,882
Dividend income earned:	$66,445
Value at end of period:	$112,943,946

(e)  Cost for federal income tax purposes is $3,807,620,954.

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund, February 28, 2007

At February 28, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.5
Consumer Discretionary	20.5
Health Care	10.4
Information Technology	10.2
Industrials	7.9
Materials	5.4
Consumer Staples	3.2
Utilities	2.4
Energy	1.6
89.1
Short-Term Obligation	12.5
Other Assets & Liabilities, Net	(1.6)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds (February 28, 2007)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico 21st Century Fund
Assets
Unaffiliated investments, at identified cost	998,296,888	3,626,012,238	2,944,304,898	460,009,307	3,696,199,310
Affiliated investments, at identified cost	—	—	—	—	101,293,263
Total investments, at identified cost	998,296,888	3,626,012,238	2,944,304,898	460,009,307	3,797,492,573
Unaffiliated investments, at value	1,025,319,737	4,352,218,637	3,466,281,207	508,548,415	3,477,802,962
Affiliated investments, at value	—	—	—	—	112,943,946
Repurchase agreements	63,781,000	40,292,000	128,236,000	20,851,000	504,314,000
Total investments, at value (including securities on loan of $—, $127,227,693, $28,496,347, $—, $—)	1,089,100,737	4,392,510,637	3,594,517,207	529,399,415	4,095,060,908
Cash	227	162	195	635	320
Foreign currency (cost of $—, $—, 343, $—, $51 $)	—	—	347	—	52
Receivable for:
Investments sold	958,201	55,469,205	4,830,977	10,817,180	128,102,723
Fund shares sold	1,209,803	8,102,248	33,239,489	10,979,269	54,393,167
Interest	4,326,749	149,641	87,823	3,041	73,546
Dividends	434,129	9,463,652	5,180,702	371,529	1,914,108
Securities lending income	—	8,593	142	—	—
Foreign tax reclaim	—	—	—	—	9,677
Deferred trustees compensation plan	—	79,883	96,480	—	—
Expense reimbursement due from Investment Advisor	—	—	—	61	—
Total Assets	1,096,029,846	4,465,784,021	3,637,953,362	551,571,130	4,279,554,501
Liabilities
Collateral on securities loaned	—	129,451,301	28,692,050	—	—
Payable for:
Investments purchased	1,886,504	65,356,186	34,931,245	16,078,175	233,917,161
Fund shares repurchased	1,454,497	5,075,020	4,287,713	714,752	11,544,798
Investment advisory fee	527,883	1,551,718	1,479,324	273,610	1,905,933
Administration fee	132,420	541,140	450,881	56,245	648,869
Transfer agent fee	256,528	765,252	572,471	66,217	348,196
Pricing and bookkeeping fees	15,342	13,167	13,284	10,659	14,706
Trustees' fees	85,180	116,885	42,504	51,673	60,105
Custody fee	1,900	14,200	11,190	2,907	2,943
Distribution and service fees	185,861	783,689	635,388	37,859	1,067,235
Chief compliance officer expenses	2,500	2,500	2,500	1,669	2,500
Deferred trustees' compensation plan	—	79,883	96,480	—	—
Other liabilities	147,050	425,057	275,144	63,647	132,059
Total Liabilities	4,695,665	204,175,998	71,490,174	17,357,413	249,644,505
Net Assets	1,091,334,181	4,261,608,023	3,566,463,188	534,213,717	4,029,909,996
Net Assets consist of
Paid-in capital	978,033,933	3,287,598,457	2,737,023,998	456,896,636	3,663,878,084
Undistributed (overdistributed) net investment income	2,771,710	13,571,926	6,565,275	—	28,284
Accumulated net realized gain (loss)	19,724,689	193,939,241	172,661,602	7,926,973	68,512,737
Unrealized appreciation (depreciation) on:
Investments	90,803,849	766,498,399	650,212,309	69,390,108	297,568,335
Foreign currency translations	—	—	4	—	(77,444)
Net Assets	1,091,334,181	4,261,608,023	3,566,463,188	534,213,717	4,029,909,996

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds (February 28, 2007) (continued)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico 21st Century Fund
Class A
Net assets	328,023,403	1,332,311,269	1,296,802,556	118,549,422	2,474,267,943
Shares outstanding	19,738,901	87,859,930	85,250,889	8,553,606	173,227,190
Net asset value per share (a)	16.62	15.16	15.21	13.86	14.28
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	17.63	16.08	16.14	14.71	15.15
Class B
Net assets	99,360,468	557,032,736	255,123,369	3,745,610	167,143,969
Shares outstanding	6,068,780	37,927,971	17,079,014	279,397	12,175,111
Net asset value and offering price per share (a)	16.37	14.69	14.94	13.41	13.73
Class C
Net assets	52,793,560	94,600,304	249,067,193	17,031,846	651,596,170
Shares outstanding	3,184,776	6,440,233	16,617,557	1,271,446	47,473,709
Net asset value and offering price per share (a)	16.58	14.69	14.99	13.40	13.73
Class R
Net assets	—	11,379	7,337,043	1,727,027	4,394,209
Shares outstanding	—	751	482,478	124,902	306,869
Net asset value, offering and redemption price per share	—	15.15	15.21	13.83	14.32
Class Z
Net assets	611,156,750	2,277,652,335	1,758,133,027	393,159,812	732,507,705
Shares outstanding	36,764,133	149,951,729	115,408,944	28,192,284	50,690,568
Net asset value, offering and redemption price per share	16.62	15.19	15.23	13.95	14.45

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds (For the Period April 1, 2006 through February 28, 2007)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund (a)	Columbia Large Cap Value Fund (a)	Columbia Mid Cap Value Fund (a)	Columbia Small Cap Value Fund II (a)	Columbia Marsico 21st Century Fund (a)
Investment Income
Dividends	10,897,642	81,225,908	46,318,187	4,082,955	32,045,821
Dividends from affiliates	—	—	—	—	66,445
Interest	25,991,608	3,564,549	5,147,370	570,029	10,567,429
Securities lending	—	160,515	142	—	—
Foreign taxes withheld	(5,193)	(648,915)	(100,735)	—	—
Total Investment Income	36,884,057	84,302,057	51,364,964	4,652,984	42,679,695
Expenses
Investment advisory fee	6,629,806	17,788,096	15,114,313	2,179,547	13,674,493
Recovery of fees waived or expenses reimbursed by the Investment Advisor	—	—	—	82,017	—
Administration fee	1,693,870	6,133,720	4,523,445	433,027	4,379,392
Distribution fee:
Class B	733,209	4,219,795	1,868,069	20,245	851,334
Class C	373,897	658,441	1,254,863	48,179	2,290,213
Class R	—	49	6,596	1,387	6,099
Service fee:
Class A	771,332	2,739,045	2,333,985	114,152	3,095,508
Class B	244,403	1,406,599	612,544	6,748	283,958
Class C	124,632	219,480	410,551	15,937	764,227
Transfer agent fee	927,845	4,232,801	3,026,735	190,642	2,195,380
Pricing and bookkeeping fees	160,274	144,452	144,996	98,013	153,802
Trustees' fee	29,330	26,065	22,623	30,201	29,787
Custody fee	31,876	86,828	68,288	15,836	1,353,477
Chief compliance officer expenses	11,957	15,000	15,000	6,275	12,929
Other expenses	521,766	1,570,897	1,025,950	228,317	802,486
Total Operating Expenses	12,254,197	39,241,268	30,427,958	3,470,523	29,893,085
Interest expense	3,712	—	—	—	—
Total Expenses	12,257,909	39,241,268	30,427,958	3,470,523	29,893,085
Expenses waived/reimbursed by Investment Advisor/Administrator	—	(741,645)	—	—	—
Fees waived by Transfer Agent	(122,982)	(1,174,095)	—	—	(384,649)
Custody earnings credit	(23,838)	(7,063)	(7,899)	(3,502)	(1,348,094)
Net Expenses	12,111,089	37,318,465	30,420,059	3,467,021	28,160,342
Net Investment Income	24,772,968	46,983,592	20,944,905	1,185,963	14,519,353

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds (For the Period April 1, 2006 through February 28, 2007) (continued)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund (a)	Columbia Large Cap Value Fund (a)	Columbia Mid Cap Value Fund (a)	Columbia Small Cap Value Fund II (a)	Columbia Marsico 21st Century Fund (a)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on:
Unaffiliated investments	90,310,907	338,738,725	317,722,737	20,279,546	74,300,598
Affiliated investments	—	—	—	—	171,882
Foreign currency transactions	(372)	—	(471)	—	71,749
Net realized gain (loss)	90,310,535	338,738,725	317,722,266	20,279,546	74,544,229
Net change in unrealized appreciation (depreciation) on:
Investments	(27,102,657)	43,261,643	56,406,872	3,999,652	113,470,543
Foreign currency translations	—	—	(209)	—	(76,582)
Net change in unrealized appreciation (depreciation)	(27,102,657)	43,261,643	56,406,663	3,999,652	113,393,961
Net Gain	63,207,878	382,000,368	374,128,929	24,279,198	187,938,190
Net Increase Resulting from Operations	87,980,846	428,983,960	395,073,834	25,465,161	202,457,543

(a)  The Fund changed its fiscal year end from March 31 to February 28.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds (For the Year Ended March 31, 2006)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund (a)	Columbia Large Cap Value Fund (a)(b)	Columbia Mid Cap Value Fund (a)(b)	Columbia Small Cap Value Fund II (a)(b)	Columbia Marsico 21st Century Fund (a)(b)
Investment Income
Dividends	15,679,698	63,448,950	26,869,747	2,995,700	6,095,388
Dividends from affiliates	411,248	222,591	111,036	39,251	147,361
Interest	32,657,688	1,184,201	1,616,568	201,514	1,161,475
Securities lending	60,887	35,822	—	29,186	30,754
Foreign taxes withheld	(3,754)	(157,272)	(46,757)	(970)	(187,436)
Total Investment Income	48,805,767	64,734,292	28,550,594	3,264,681	7,247,542
Expenses
Investment advisory fee	8,467,535	13,620,302	8,994,560	1,486,919	4,882,197
Administration fee	2,332,950	4,684,232	2,603,232	331,117	1,406,994
Distribution fee:
Class B	972,578	3,148,720	1,215,520	12,625	543,827
Class C	462,539	454,178	354,619	5,708	584,569
Class R	—	10	10	10	10
Service fee:
Class A	904,040	1,675,266	987,166	14,836	874,452
Class B	324,099	1,049,519	396,148	4,210	181,238
Class C	154,143	151,381	116,023	1,904	194,870
Transfer agent fee	463,022	1,784,746	1,092,041	36,477	417,194
Pricing and bookkeeping fees	57,015	53,764	54,428	30,738	57,806
Trustees' fee	14,382	14,382	16,406	16,838	16,233
Custody fee	61,507	95,008	50,152	12,603	554,390
Reports to shareholders	127,298	171,656	121,348	—	116,426
Merger costs	—	42,672	46,411	—	—
Chief compliance officer expenses	12,315	13,280	10,384	5,102	7,802
Non-recurring costs (See Note 9)	857,944	1,705,234	—	—	—
Other expenses	202,935	268,597	214,241	157,362	225,320
Total Operating Expenses	15,414,302	28,932,947	16,272,689	2,116,449	10,063,328
Interest expense	4,486	—	—	—	—
Total Expenses	15,418,788	28,932,947	16,272,689	2,116,449	10,063,328
Expenses waived/reimbursed by Investment Advisor	—	(200,002)	—	—	—
Fees waived by Transfer Agent	—	(661,929)	—	—	(89,992)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(857,944)	(1,705,234)	—	—	—
Custody earnings credit	(6,308)	(1,117)	(6,730)	(1,115)	(539,837)
Net Expenses	14,554,536	26,364,665	16,265,959	2,115,334	9,433,499
Net Investment Income (Loss)	34,251,231	38,369,627	12,284,635	1,149,347	(2,185,957)

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds (For the Year Ended March 31, 2006) (continued)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund (a)	Columbia Large Cap Value Fund (a)(b)	Columbia Mid Cap Value Fund (a)(b)	Columbia Small Cap Value Fund II (a)(b)	Columbia Marsico 21st Century Fund (a)(b)
Net Realized and Unrealized Gain on Investments and Foreign Currency
Net realized gain on:
Investments	115,601,773	160,867,273	260,521,066	24,199,441	39,453,859
Foreign currency transactions	—	—	—	—	1,263,310
Net realized gain (loss)	115,601,773	160,867,273	260,521,066	24,199,441	40,717,169
Net change in unrealized appreciation (depreciation) on:
Investments	(10,385,686)	182,250,803	63,861,861	25,992,620	148,645,710
Foreign currency translations	—	—	213	—	10,596
Net change in unrealized appreciation (depreciation)	(10,385,686)	182,250,803	63,862,074	25,992,620	148,656,306
Net Gain	105,216,087	343,118,076	324,383,140	50,192,061	189,373,475
Net Increase Resulting from Operations	139,467,318	381,487,703	336,667,775	51,341,408	187,187,518

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Convertible Securities Fund			Columbia Large Cap Value Fund			Columbia Mid Cap Value Fund
	Period April 1, 2006 through February 28,	Year Ended March 31,		Period April 1, 2006 through February 28,	Year Ended March 31,		Period April 1, 2006 through February 28,	Year Ended March 31,
	2007 (a)($)	2006 (b)($)	2005 ($)	2007 (a)($)	2006 (b)(c)($)	2005 ($)	2007 (a)($)	2006 (b)(c)($)	2005 ($)
Operations
Net investment income (loss)	24,772,968	34,251,231	39,475,116	46,983,592	38,369,627	23,999,531	20,944,905	12,284,635	6,608,188
Net realized gain on investments, foreign currency transactions, written options, futures contract and swap contracts	90,310,535	115,601,773	71,680,439	338,738,725	160,867,273	70,718,200	317,722,266	260,521,066	66,140,085
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(27,102,657)	(10,385,686)	(51,318,611)	43,261,643	182,250,803	90,472,965	56,406,663	63,862,074	27,259,328
Net increase resulting from operations	87,980,846	139,467,318	59,836,944	428,983,960	381,487,703	185,190,696	395,073,834	336,667,775	100,007,601
Distributions Declared to Shareholders
From net investment income:
Class A	(8,515,150)	(8,688,760)	(28,975,394)	(9,897,032)	(9,485,386)	(19,810,525)	(4,384,195)	(2,852,950)	(84,886)
Class B	(2,141,648)	(2,128,143)	(10,858,261)	(2,002,803)	(2,405,990)	(3,389,249)	(49,262)	(265,256)	(15,920)
Class C	(1,081,358)	(1,013,136)	(3,141,652)	(310,389)	(340,770)	(550,112)	(29,537)	(69,667)	(4,478)
Class R	—	—	—	(70)	(21)	—	(335)	(3)	—
Class Z	(18,763,412)	(22,315,767)	(1,427,396)	(21,293,865)	(24,916,361)	(119,932)	(10,376,729)	(8,287,772)	(6,155,170)
From net realized gains:
Class A	(34,904,121)	(22,020,904)	(8,273,076)	(69,134,646)	(7,732,585)	—	(102,867,185)	(28,487,870)	(666,284)
Class B	(11,194,593)	(8,061,541)	(3,296,823)	(36,277,855)	(5,018,515)	—	(28,069,015)	(11,941,687)	(288,884)
Class C	(5,680,622)	(3,839,650)	(1,293,183)	(5,687,699)	(722,636)	—	(18,332,983)	(3,181,374)	(65,006)
Class R	—	—	—	(616)	—	—	(95,370)	—	—
Class Z	(71,096,753)	(52,837,073)	(581,245)	(123,335,717)	(20,052,796)	—	(151,367,829)	(88,998,420)	(39,758,296)
Total distributions declared to shareholders	(153,377,657)	(120,904,974)	(57,847,030)	(267,940,692)	(70,675,060)	(23,869,818)	(315,572,440)	(144,084,999)	(47,038,924)
Net Capital Share Transactions	(144,794,569)	(225,358,123)	(79,964,569)	232,542,001	1,786,517,032	180,127,330	760,482,849	1,926,928,477	49,217,181
Net increase (decrease) in net assets	(210,191,380)	(206,795,779)	(77,974,655)	393,585,269	2,097,329,675	341,448,208	839,984,243	2,119,511,253	102,185,858
Net Assets
Beginning of period	1,301,525,561	1,508,321,340	1,586,295,995	3,868,022,754	1,770,693,079	1,429,244,871	2,726,478,945	606,967,692	504,781,834
End of period	1,091,334,181	1,301,525,561	1,508,321,340	4,261,608,023	3,868,022,754	1,770,693,079	3,566,463,188	2,726,478,945	606,967,692
Undistributed (overdistributed) net investment income (loss), at end of period	2,771,710	7,749,787	(516,280)	13,571,926	1,519,352	1,295,288	6,565,275	1,596,921	347,734

(a) The Fund changed its fiscal year end from March 31 to February 28.

(b) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Small Cap Value Fund II			Columbia Marsico 21st Century Fund
	Period April 1, 2006 through February 28,	Year Ended March 31,		Period April 1, 2006 through February 28,	Year Ended March 31,
	2007 (a)($)	2006 (b)(c)($)	2005 ($)	2007 (a)($)	2006 (b)(c)($)	2005 ($)
Operations
Net investment income (loss)	1,185,963	1,149,347	(114,223)	14,519,353	(2,185,957)	(1,516,837)
Net realized gain on investments, foreign currency transactions, written options, futures contract and swap contracts	20,279,546	24,199,441	15,337,330	74,544,229	40,717,169	5,252,077
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,999,652	25,992,620	7,285,596	113,393,961	148,656,306	12,952,529
Net increase resulting from operations	25,465,161	51,341,408	22,508,703	202,457,543	187,187,518	16,687,769
Distributions Declared to Shareholders
From net investment income:
Class A	(100,886)	(12,777)	—	(11,801,061)	(160,339)	—
Class B	—	—	—	(201,318)	—	—
Class C	—	—	—	(622,547)	—	—
Class R	—	—	—	(13,693)	—	—
Class Z	(1,325,078)	(928,935)	—	(4,370,610)	(451,952)	—
From net realized gains:
Class A	(2,909,084)	(607,622)	(398,228)	(14,081,181)	—	—
Class B	(196,869)	(175,687)	(137,203)	(970,476)	—	—
Class C	(413,887)	(65,938)	(28,817)	(2,000,811)	—	—
Class R	(8,722)	—	—	(131)	—	—
Class Z	(18,504,858)	(21,995,534)	(15,476,178)	(5,876,977)	—	—
Total distributions declared to shareholders	(23,459,384)	(23,786,493)	(16,040,426)	(39,938,805)	(612,291)	—
Net Capital Share Transactions	280,865,868	19,150,716	41,099,433	2,663,208,041	616,662,308	235,623,590
Net increase (decrease) in net assets	282,871,645	46,705,631	47,567,710	2,825,726,779	803,237,535	252,311,359
Net Assets
Beginning of period	251,342,072	204,636,441	157,068,731	1,204,183,217	400,945,682	148,634,323
End of period	534,213,717	251,342,072	204,636,441	4,029,909,996	1,204,183,217	400,945,682
Undistributed (overdistributed) net investment income (loss), at end of period	—	108,568	—	28,284	—	(5,566)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Convertible Securities Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	1,378,631	23,392,691	2,694,441	46,893,441	3,700,855	66,448,861
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	2,402,682	39,051,980	1,607,941	27,253,730	817,450	12,100,000
Redemptions	(4,050,388)	(68,444,878)	(5,814,342)	(100,641,686)	(5,997,842)	(103,893,646)
Net increase (decrease)	(269,075)	(6,000,207)	(1,511,960)	(26,494,515)	(1,479,537)	(25,344,785)
Class B
Subscriptions	122,958	2,030,044	216,683	3,686,661	638,797	11,494,716
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	701,778	11,251,565	513,460	8,567,036	246,962	3,684,000
Redemptions	(1,461,555)	(24,337,033)	(2,367,849)	(40,750,262)	(1,543,224)	(26,386,519)
Net increase (decrease)	(636,819)	(11,055,424)	(1,637,706)	(28,496,565)	(657,465)	(11,207,803)
Class C
Subscriptions	443,915	7,412,753	511,156	8,757,026	866,344	15,151,512
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	223,413	3,625,447	155,492	2,623,966	66,239	1,001,000
Redemptions	(736,986)	(12,412,659)	(1,267,570)	(21,832,476)	(1,189,954)	(20,530,048)
Net increase (decrease)	(69,658)	(1,374,459)	(600,922)	(10,451,484)	(257,371)	(4,377,536)
Class R
Subscriptions	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Redemptions	—			—	—	—
Net increase	—	—	—	—	—	—
Class Z
Subscriptions	3,748,103	62,388,745	3,790,394	65,433,203	12,476,365	216,868,213
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	1,094,664	17,803,012	610,234	10,293,779	168,916	2,725,000
Redemptions	(12,175,067)	(206,556,236)	(13,614,941)	(235,642,541)	(14,886,451)	(258,627,658)
Net increase (decrease)	(7,332,300)	(126,364,479)	(9,214,313)	(159,915,559)	(2,241,170)	(39,034,445)

(a) The Fund changed its fiscal year end from March 31 to February 28.

(b) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

	Columbia Large Cap Value Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	24,042,969	353,624,477	17,010,334	234,225,646	8,473,403	105,525,823
Proceeds received in connection with merger	—	—	42,999,477	590,920,619	—	—
Distributions reinvested	5,183,342	74,423,245	1,157,937	16,070,204	325,655	3,200,426
Redemptions	(14,414,446)	(212,301,352)	(10,409,177)	(143,540,562)	(4,352,037)	(53,135,290)
Net increase (decrease)	14,811,865	215,746,370	50,758,571	697,675,907	4,447,021	55,590,959
Class B
Subscriptions	740,784	10,543,617	705,988	9,465,367	376,156	4,723,731
Proceeds received in connection with merger	—	—	51,762,726	690,375,181	—	—
Distributions reinvested	2,520,052	34,960,714	492,802	6,697,512	61,707	487,355
Redemptions	(14,212,617)	(202,612,667)	(10,727,507)	(144,759,533)	(1,366,273)	(16,078,768)
Net increase (decrease)	(10,951,781)	(157,108,336)	42,234,009	561,778,527	(928,410)	(10,867,682)
Class C
Subscriptions	440,648	6,296,424	280,794	3,767,177	121,451	1,464,474
Proceeds received in connection with merger			6,513,119	86,890,890	—	—
Distributions reinvested	368,512	5,124,158	63,844	867,871	7,847	60,638
Redemptions	(1,336,593)	(19,148,787)	(1,240,176)	(16,644,388)	(1,282,278)	(14,884,885)
Net increase (decrease)	(527,433)	(7,728,205)	5,617,581	74,881,550	(1,152,980)	(13,359,773)
Class R
Subscriptions	—	—	702	10,000	—	—
Distributions reinvested	48	686	1	21	—	—
Redemptions	—	—	—	—	—	—
Net increase	48	686	703	10,021	—	—
Class Z
Subscriptions	26,077,535	383,013,474	23,240,909	317,334,267	27,907,357	345,028,448
Proceeds received in connection with merger	—	—	35,754,134	491,892,503	—	—
Distributions reinvested	4,977,193	71,460,860	1,482,567	20,407,204	898,538	11,155,904
Redemptions	(18,575,531)	(272,842,848)	(27,938,604)	(377,462,947)	(16,832,690)	(207,420,526)
Net increase (decrease)	12,479,197	181,631,486	32,539,006	452,171,027	11,973,205	148,763,826

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Mid Cap Value Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	33,404,548	485,396,806	11,677,764	167,985,374	288,769	3,982,422
Capital contribution from investment advisor	—	—	—	—	—	6,711
Proceeds received in connection with merger	—	—	51,325,081	711,891,123	—	—
Distributions reinvested	6,896,097	96,262,246	2,039,062	28,703,222	71,521	644,000
Redemptions	(13,318,348)	(194,050,038)	(7,505,040)	(107,012,980)	(264,358)	(3,369,850)
Net increase	26,982,297	387,609,014	57,536,867	801,566,739	95,932	1,263,283
Class B
Subscriptions	1,140,816	16,379,563	781,047	11,051,935	54,542	844,375
Capital contribution from investment advisor	—	—	—	—	—	2,876
Proceeds received in connection with merger	—	—	22,494,617	308,153,765	—	—
Distributions reinvested	1,886,944	25,788,857	806,458	11,198,974	32,428	281,000
Redemptions	(7,070,959)	(101,065,253)	(3,280,082)	(46,376,440)	(54,321)	(689,369)
Net increase (decrease)	(4,043,199)	(58,896,833)	20,802,040	284,028,234	32,649	438,882
Class C
Subscriptions	8,772,426	126,047,400	3,769,474	53,763,446	33,442	437,550
Capital contribution from investment advisor	—	—	—	—	—	626
Proceeds received in connection with merger	—	—	4,970,445	68,284,285	—	—
Distributions reinvested	935,738	12,937,975	175,783	2,448,168	4,292	42,000
Redemptions	(1,430,392)	(20,552,725)	(643,711)	(9,093,054)	(23,698)	(310,629)
Net increase (decrease)	8,277,772	118,432,650	8,271,991	115,402,845	14,036	169,547
Class R
Subscriptions	488,123	7,192,097	693	10,000	—	—
Distributions reinvested	6,541	95,705	— (d)	2	—	—
Redemptions	(12,879)	(193,196)	—	—	—	—
Net increase	481,785	7,094,606	693	10,002	—	—
Class Z
Subscriptions	27,654,584	402,544,676	14,450,028	203,985,452	9,886,268	133,739,621
Capital contribution from investment advisor	—	—	—	—	—	392,613
Proceeds received in connection with merger	—	—	46,853,054	651,288,467	—	—
Distributions reinvested	6,013,184	84,001,659	2,730,443	37,582,084	935,053	8,478,000
Redemptions	(12,441,713)	(180,302,923)	(11,972,212)	(166,935,346)	(7,198,376)	(95,264,765)
Net increase	21,226,055	306,243,412	52,061,313	725,920,657	3,622,945	47,345,469

(a) The Fund changed its fiscal year end from March 31 to February 28.

(b) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c) Class R shares commenced operations on January 23, 2006.

(d) Rounds to less than 1 share.

See Accompanying Notes to Financial Statements.

	Columbia Small Cap Value Fund II
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	9,090,051	122,214,421	257,409	3,413,661	118,698	1,732,495
Capital contribution from investment advisor	—	—	—	—	—	—
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	161,354	2,132,161	46,655	578,526	59,907	370,990
Redemptions	(1,310,238)	(17,425,169)	(80,275)	(1,042,337)	(103,076)	(1,236,360)
Net increase	7,941,167	106,921,413	223,789	2,949,850	75,529	867,125
Class B
Subscriptions	155,115	2,021,756	41,997	540,142	28,156	439,454
Capital contribution from investment advisor	—	—	—	—	—	—
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	14,705	184,561	14,176	171,747	21,131	131,476
Redemptions	(47,253)	(623,673)	(27,113)	(341,182)	(36,524)	(430,766)
Net increase (decrease)	122,567	1,582,644	29,060	370,707	12,763	140,164
Class C
Subscriptions	1,168,559	15,301,023	90,940	1,166,184	15,281	196,873
Capital contribution from investment advisor	—	—	—	—	—	—
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	21,855	277,381	4,374	53,447	3,470	21,489
Redemptions	(40,523)	(527,193)	(3,938)	(49,089)	(11,499)	(135,728)
Net increase (decrease)	1,149,891	15,051,211	91,376	1,170,542	7,252	82,634
Class R
Subscriptions	136,875	1,872,032	762	10,000	—	—
Distributions reinvested	644	8,722	—	—	—	—
Redemptions	(13,379)	(185,416)	—	—	—	—
Net increase	124,140	1,695,338	762	10,000	—	—
Class Z
Subscriptions	13,536,564	185,033,545	4,732,086	61,603,472	4,809,075	61,750,866
Capital contribution from investment advisor	—	—	—	—	—	—
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	610,822	8,006,603	591,973	7,357,372	767,657	4,833,194
Redemptions	(2,767,628)	(37,424,886)	(4,208,074)	(54,311,227)	(2,197,550)	(26,574,550)
Net increase	11,379,758	155,615,262	1,115,985	14,649,617	3,379,182	40,009,510

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Marsico 21st Century Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	136,614,593	1,875,974,925	37,795,430	453,366,877	14,419,850	150,836,519
Distributions reinvested	1,697,652	22,234,051	10,924	134,695	—	—
Redemptions	(14,809,419)	(200,777,863)	(5,712,757)	(66,515,504)	(1,800,735)	(18,144,627)
Net increase	123,502,826	1,697,431,113	32,093,597	386,986,068	12,619,115	132,691,892
Class B
Subscriptions	5,995,378	78,297,686	2,597,049	29,599,492	1,622,623	16,267,734
Distributions reinvested	81,503	989,323	—	—	—	—
Redemptions	(1,369,346)	(17,664,181)	(1,047,933)	(11,588,960)	(831,309)	(7,978,987)
Net increase	4,707,535	61,622,828	1,549,116	18,010,532	791,314	8,288,747
Class C
Subscriptions	37,441,013	495,781,681	9,052,911	104,468,105	2,538,993	25,800,804
Distributions reinvested	149,445	1,827,414	—	—	—	—
Redemptions	(2,227,061)	(28,976,818)	(706,113)	(8,003,132)	(336,870)	(3,296,837)
Net increase	35,363,397	468,632,277	8,346,798	96,464,973	2,202,123	22,503,967
Class R
Subscriptions	410,193	5,692,389	789	10,000	—	—
Distributions reinvested	970	13,695	—	—	—	—
Redemptions	(105,083)	(1,500,202)	—	—	—	—
Net increase	306,080	4,205,882	789	10,000	—	—
Class Z
Subscriptions	34,460,950	481,988,120	11,200,179	138,196,432	7,493,078	78,012,714
Distributions reinvested	313,565	4,168,990	2,460	30,726	—	—
Redemptions	(4,040,017)	(54,841,169)	(1,934,965)	(23,036,423)	(581,159)	(5,873,730)
Net increase	30,734,498	431,315,941	9,267,674	115,190,735	6,911,919	72,138,984

(a) The Fund changed its fiscal year end from March 31 to February 28.

(b) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class A Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$17.59		$17.35		$17.33		$13.77		$16.02	$16.04
Income from Investment Operations:
Net investment income (c)	0.35		0.41		0.43		0.47		0.47	0.59
Net realized and unrealized gain (loss) on investments and foreign currency	0.91		1.32		0.24		3.53		(2.25)	(0.04)
Total from Investment Operations	1.26		1.73		0.67		4.00		(1.78)	0.55
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.42)		(0.50)		(0.44)		(0.47)	(0.52)
From net realized gains	(1.80)		(1.07)		(0.15)		—		—	(0.05)
Total Distributions Declared to Shareholders	(2.23)		(1.49)		(0.65)		(0.44)		(0.47)	(0.57)
Net Asset Value, End of Period	$16.62		$17.59		$17.35		$17.33		$13.77	$16.02
Total return (d)	7.96	%(e)(f)	10.54	%(e)	3.87	%(e)	29.32	%(e)	(11.18)%	3.48%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.16	%(h)	1.09%		1.16%		1.19	%(i)	1.22%	1.25%
Interest expense (j)	—	%(h)	—%		—%		—%		—%	—%
Total net expenses (g)	1.16	%(h)	1.09%		1.16%		1.19	%(i)	1.22%	1.25%
Net investment income	2.25	%(h)	2.39%		2.50%		2.94%		3.34%	3.53%
Waiver/reimbursement	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—	—
Portfolio turnover rate	44	%(f)	40%		37%		91%		57%	50%
Net assets, end of period (000's)	$328,023		$352,010		$373,390		$398,485		$292,622	$321,858

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the Investment Advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class B Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$17.38		$17.16		$17.15		$13.64		$15.88	$15.92
Income from Investment Operations:
Net investment income (c)	0.23		0.28		0.30		0.35		0.36	0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.90		1.30		0.23		3.48		(2.24)	(0.03)
Total from Investment Operations	1.13		1.58		0.53		3.83		(1.88)	0.42
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.29)		(0.37)		(0.32)		(0.36)	(0.41)
From net realized gains	(1.80)		(1.07)		(0.15)		—		—	(0.05)
Total Distributions Declared to Shareholders	(2.14)		(1.36)		(0.52)		(0.32)		(0.36)	(0.46)
Net Asset Value, End of Period	$16.37		$17.38		$17.16		$17.15		$13.64	$15.88
Total return (d)	7.19	%(e)(f)	9.72	%(e)	3.08	%(e)	28.30	%(e)	(11.83)%	2.68%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%	2.00%
Interest expense (j)	—	%(h)	—%		—%		—%		—%	—%
Total net expenses (g)	1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%	2.00%
Net investment income	1.50	%(h)	1.64%		1.75%		2.19%		2.59%	2.78%
Waiver/reimbursement	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—	—
Portfolio turnover rate	44	%(f)	40%		37%		91%		57%	50%
Net assets, end of period (000's)	$99,360		$116,566		$143,194		$154,322		$111,468	$90,408

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the Investment Advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class C Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$17.57		$17.34		$17.31		$13.77		$16.04	$16.08
Income from Investment Operations:
Net investment income (c)	0.23		0.28		0.30		0.35		0.36	0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.92		1.31		0.25		3.52		(2.26)	(0.03)
Total from Investment Operations	1.15		1.59		0.55		3.87		(1.90)	0.42
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.29)		(0.37)		(0.33)		(0.37)	(0.41)
From net realized gains	(1.80)		(1.07)		(0.15)		—		—	(0.05)
Total Distributions Declared to Shareholders	(2.14)		(1.36)		(0.52)		(0.33)		(0.37)	(0.46)
Net Asset Value, End of Period	$16.58		$17.57		$17.34		$17.31		$13.77	$16.04
Total return (d)	7.23	%(e)(f)	9.68	%(e)	3.16	%(e)	28.31	%(e)	(11.89)%	2.66%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%	2.00%
Interest expense (j)	—	%(h)	—%		—%		—%		—%	—%
Total net expenses (g)	1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%	2.00%
Net investment income	1.50	%(h)	1.64%		1.75%		2.19%		2.59%	2.78%
Waiver/reimbursement	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—	—
Portfolio turnover rate	44	%(f)	40%		37%		91%		57%	50%
Net assets, end of period (000's)	$52,794		$57,193		$66,844		$71,205		$30,293	$20,370

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the Investment Advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$17.59		$17.35		$17.32		$13.77		$16.03	$16.05
Income from Investment Operations:
Net investment income (c)	0.39		0.46		0.48		0.51		0.51	0.59
Net realized and unrealized gain (loss) on investments and foreign currency	0.91		1.31		0.24		3.52		(2.27)	—
Total from Investment Operations	1.30		1.77		0.72		4.03		(1.76)	0.59
Less Distributions Declared to Shareholders:
From net investment income	(0.47)		(0.46)		(0.54)		(0.48)		(0.50)	(0.56)
From net realized gains	(1.80)		(1.07)		(0.15)		—		—	(0.05)
Total Distributions Declared to Shareholders	(2.27)		(1.53)		(0.69)		(0.48)		(0.50)	(0.61)
Net Asset Value, End of Period	$16.62		$17.59		$17.35		$17.32		$13.77	$16.03
Total return (d)	8.16	%(e)(f)	10.81	%(e)	4.18	%(e)	29.54	%(e)	(11.01)%	3.74%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	0.91	%(h)	0.84%		0.91%		0.94	%(i)	0.97%	1.00%
Interest expense (j)	—	%(h)	—%		—%		—%		—%	—%
Total net expenses (g)	0.91	%(h)	0.84%		0.91%		0.94	%(i)	0.97%	1.00%
Net investment income	2.50	%(h)	2.64%		2.75%		3.19%		3.59%	3.78%
Waiver/reimbursement	0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—	—
Portfolio turnover rate	44	%(f)	40%		37%		91%		57%	50%
Net assets, end of period (000's)	$611,157		$775,758		$924,893		$962,284		$523,271	$236,202

(a) The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b) On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(c) Per share data was calculated using the average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions revinvested.

(e) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Annualized.

(i) The reimbursement from the Investment Advisor had an impact of less than 0.01%.

(j) Rounds to less than 0.01%.

(k) Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class A Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$14.60		$13.10		$11.84		$8.46		$11.94	$12.38
Income from Investment Operations:
Net investment income (c)	0.17		0.19		0.17		0.14		0.11	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.37		1.64		1.26		3.36		(3.31)	0.58
Total from Investment Operations	1.54		1.83		1.43		3.50		(3.20)	0.67
Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.16)		(0.17)		(0.12)		(0.10)	(0.08)
From net realized gains	(0.86)		(0.17)		—		—		(0.18)	(1.03)
Total Distributions Declared to Shareholders	(0.98)		(0.33)		(0.17)		(0.12)		(0.28)	(1.11)
Net Asset Value, End of Period	$15.16		$14.60		$13.10		$11.84		$8.46	$11.94
Total return (d)	11.09	%(e)(f)	14.15	%(e)	12.16	%(e)	41.51	%(e)	(27.17)%	5.33%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.01	%(h)	0.96%		1.02%		1.14	%(i)	1.22%	1.20%
Interest expense	—		—		—		—	%(k)	—	—	%(k)
Total net expenses (g)	1.01	%(h)	0.96%		1.02%		1.14	%(i)	1.22%	1.20%
Net investment income	1.27	%(h)	1.36%		1.41%		1.24%		1.18%	0.77%
Waiver/reimbursement	0.05	%(h)	0.09	%(j)	0.13	%(j)	0.07	%(j)	—	—
Portfolio turnover rate	66	%(f)	59%		52%		69%		75%	135%
Net assets, end of period (000's)	$1,332,311		$1,066,456		$292,037		$211,227		$43,364	$58,144

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contigent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the Investment Advisor had an impact less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10%, and 0.04% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class B Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$14.19		$12.75		$11.53		$8.25		$11.66	$12.13
Income from Investment Operations:
Net investment income (c)	0.07		0.08		0.08		0.05		0.03	—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.34		1.59		1.22		3.27		(3.22)	0.59
Total from Investment Operations	1.41		1.67		1.30		3.32		(3.19)	0.59
Less Distributions Declared to Shareholders:
From net investment income	(0.05)		(0.06)		(0.08)		(0.04)		(0.04)	(0.03)
From net realized gains	(0.86)		(0.17)		—		—		(0.18)	(1.03)
Total Distributions Declared to Shareholders	(0.91)		(0.23)		(0.08)		(0.04)		(0.22)	(1.06)
Net Asset Value, End of Period	$14.69		$14.19		$12.75		$11.53		$8.25	$11.66
Total return (e)	10.38	%(f)(g)	13.22	%(f)	11.31	%(f)	40.30	%(f)	(27.72)%	4.66%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.76	%(i)	1.71%		1.77%		1.89	%(j)	1.97%	1.95%
Interest expense	—		—		—		—	%(l)	—	—	%(l)
Total net expenses (h)	1.76	%(i)	1.71%		1.77%		1.89	%(j)	1.97%	1.95%
Net investment income	0.52	%(i)	0.60%		0.66%		0.49%		0.43%	0.02%
Waiver/reimbursement	0.05	%(i)	0.09	%(k)	0.13	%(k)	0.07	%(k)	—	—
Portfolio turnover rate	66	%(g)	59%		52%		69%		75%	135%
Net assets, end of period (000's)	$557,033		$693,558		$84,756		$87,314		$37,399	$80,162

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contigent deferred sales charge.

(f)  Had the Investment Advisor and/or any of its affiliates waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact less than 0.01%.

(i)  Annualized.

(j)  The reimbursement from Investment Advisor had an impact of less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class C Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$14.19		$12.75		$11.52		$8.24		$11.65	$12.13
Income from Investment Operations:
Net investment income (c)	0.07		0.08		0.08		0.05		0.04	—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.34		1.59		1.22		3.27		(3.22)	0.58
Total from Investment Operations	1.41		1.67		1.30		3.32		(3.18)	0.58
Less Distributions Declared to Shareholders:
From net investment income	(0.05)		(0.06)		(0.07)		(0.04)		(0.05)	(0.03)
From net realized gains	(0.86)		(0.17)		—		—		(0.18)	(1.03)
Total Distributions Declared to Shareholders	(0.91)		(0.23)		(0.07)		(0.04)		(0.23)	(1.06)
Net Asset Value, End of Period	$14.69		$14.19		$12.75		$11.52		$8.24	$11.65
Total return (e)	10.38	%(f)(g)	13.22	%(f)	11.36	%(f)	40.29	%(f)	(27.72)%	4.58%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.76	%(i)	1.71%		1.77%		1.89	%(j)	1.97%	1.95%
Interest expense	—		—%		—		—	%(l)	—	—	%(l)
Total net expenses (h)	1.76	%(i)	1.71%		1.77%		1.89	%(j)	1.97%	1.95%
Net investment income	0.52	%(i)	0.60%		0.66%		0.49%		0.43%	0.02%
Waiver/reimbursement	0.05	%(i)	0.09	%(k)	0.13	%(k)	0.07	%(k)	—	—
Portfolio turnover rate	66	%(g)	59%		52%		69%		75%	135%
Net assets, end of period (000's)	$94,600		$98,884		$17,210		$28,832		$4,694	$7,496

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contigent deferred sales charge.

(f)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact less than 0.01%.

(i)  Annualized.

(j)  The reimbursement from the Investment Advisor had an impact of less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Period Ended February 28, 2007 (a)	Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.59	$14.05
Income from Investment Operations:
Net investment income (c)	0.14	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.38	0.53
Total from Investment Operations	1.52	0.57
Less Distributions Declared to Shareholders:
From net investment income	(0.10)	(0.03)
From net realized gains	(0.86)	—
Total Distributions Declared to Shareholders	(0.96)	(0.03)
Net Asset Value, End of Period	$15.15	$14.59
Total return (d)(e)(f)	10.90%	4.05%
Ratios to Average Net Assets/Supplemental Data:
Total net expenses (g)(h)	1.26%	1.25%
Net investment income (h)	1.02%	1.33%
Waiver/reimbursement (h)	0.05%	0.16	%(i)
Portfolio turnover rate (f)	66%	59%
Net assets, end of period (000's)	$11	$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact less than 0.01%.

(h)  Annualized.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.10% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2007 (a)		2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$14.61		$13.12		$11.85		$8.48		$11.96	$12.39
Income from Investment Operations:
Net investment income (c)	0.21		0.22		0.20		0.16		0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.38		1.63		1.27		3.36		(3.31)	0.58
Total from Investment Operations	1.59		1.85		1.47		3.52		(3.17)	0.70
Less Distributions Declared to Shareholders:
From net investment income	(0.15)		(0.19)		(0.20)		(0.15)		(0.13)	(0.10)
From net realized gains	(0.86)		(0.17)		—		—		(0.18)	(1.03)
Total Distributions Declared to Shareholders	(1.01)		(0.36)		(0.20)		(0.15)		(0.31)	(1.13)
Net Asset Value, End of Period	$15.19		$14.61		$13.12		$11.85		$8.48	$11.96
Total return (d)	11.42	%(e)(f)	14.33	%(e)	12.51	%(e)	41.63	%(e)	(26.95)%	5.64%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	0.76	%(h)	0.71%		0.77%		0.89	%(i)	0.97%	0.95
Interest expense	—		—		—		—	%(k)	—	—	%(k)
Total net expenses (g)	0.76	%(h)	0.71%		0.77%		0.89	%(i)	0.97%	0.95%
Net investment income	1.52	%(h)	1.60%		1.66%		1.49%		1.43%	1.02%
Waiver/reimbursement	0.05	%(h)	0.09	%(j)	0.13	%(j)	0.07	%(j)	—	—
Portfolio turnover rate	66	%(f)	59%		52%		69%		75%	135%
Net assets, end of period (000's)	$2,277,652		$2,009,115		$1,376,691		$1,101,872		$451,815	$513,206

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the Investment Advisor had an impact less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class A Shares	2007 (a)		2006 (b)	2005		2004	2003	2002 (c)
Net Asset Value, Beginning of Period	$15.01		$14.02	$12.77		$8.71	$11.30	$10.00
Income from Investment Operations:
Net investment income (d)	0.10		0.11	0.13		0.09	0.08	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.67		2.47	2.23	(e)	4.06	(2.60)	1.30
Total from Investment Operations	1.77		2.58	2.36		4.15	(2.52)	1.34
Less Distributions Declared to Shareholders:
From net investment income	(0.06)		(0.07)	(0.12)		(0.09)	(0.05)	(0.04)
From net realized gains	(1.51)		(1.52)	(1.00)		—	(0.02)	—
Total Distributions Declared to Shareholders	(1.57)		(1.59)	(1.12)		(0.09)	(0.07)	(0.04)
Increase due to capital contributions	—		—	0.01		—	—	—
Net Asset Value, End of Period	$15.21		$15.01	$14.02		$12.77	$8.71	$11.30
Total return (f)	13.09	%(g)	20.24%	19.90	%(h)	47.80%	(22.36)%	13.37	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.12	%(j)	1.08%	1.20%		1.28%	1.41%	1.50	%(j)
Interest expense	—		—	—	%(k)	—	—	—
Total net expenses (i)	1.12	%(j)	1.08%	1.20%		1.28%	1.41%	1.50	%(j)
Net investment income	0.76	%(j)	0.80%	0.99%		0.79%	0.86%	0.39	%(j)
Waiver/reimbursement	—		—	—		—	—	0.78	%(j)
Portfolio turnover rate	53	%(g)	41%	61%		79%	98%	19	%(g)
Net assets, end of period (000's)	$1,296,803		$874,429	$10,258		$8,121	$3,270	$573

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  The Fund's Investor A shares commenced operations on November 20, 2001. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81%.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class B Shares	2007 (a)		2006 (b)	2005		2004	2003	2002 (c)
Net Asset Value, Beginning of Period	$14.80		$13.89	$12.70		$8.67	$11.29	$10.00
Income from Investment Operations:
Net investment income (loss) (d)	—	(e)	0.01	0.03		— (e)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.65		2.43	2.20	(f)	4.05	(2.59)	1.35
Total from Investment Operations	1.65		2.44	2.23		4.05	(2.58)	1.31
Less Distributions Declared to Shareholders:
From net investment income	—	(e)	(0.01)	(0.05)		(0.02)	(0.02)	(0.02)
From net realized gains	(1.51)		(1.52)	(1.00)		—	(0.02)	—
Total Distributions Declared to Shareholders	(1.51)		(1.53)	(1.05)		(0.02)	(0.04)	(0.02)
Increase due to capital contributions	—		—	0.01		—	—	—
Net Asset Value, End of Period	$14.94		$14.80	$13.89		$12.70	$8.67	$11.29
Total return (g)	12.36	%(h)	19.32%	18.91	%(i)	46.56%	(22.93)%	13.14	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (j)	1.87	%(k)	1.84%	1.95%		2.03%	2.16%	2.25	%(k)
Interest expense	—		—	—	%(l)	—	—	—
Total net expenses (j)	1.87	%(k)	1.84%	1.95%		2.03%	2.16%	2.25	%(k)
Net investment income (loss)	(0.02	)%(k)	0.05%	0.24%		0.04%	0.11%	(0.36	)%(k)
Waiver/reimbursement	—		—	—		—	—	0.78	%(k)
Portfolio turnover rate	53	%(h)	41%	61%		79%	98%	19	%(h)
Net assets, end of period (000's)	$255,123		$312,587	$4,447		$3,650	$1,961	$524

(a) The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b) On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c) The Fund's Investor B shares commenced operations on November 20, 2001. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using the average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Not annualized.

(i) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.82%.

(j) The benefits derived from custody credits had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class C Shares	2007 (a)		2006 (b)	2005		2004	2003	2002 (c)
Net Asset Value, Beginning of Period	$14.84		$13.93	$12.73		$8.69	$11.31	$10.00
Income from Investment Operations:
Net investment income (loss) (d)	—	(e)	0.01	0.05		— (e)	0.01	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.66		2.43	2.19	(f)	4.05	(2.59)	1.36
Total from Investment Operations	1.66		2.44	2.24		4.05	(2.58)	1.31
Less Distributions Declared to Shareholders:
From net investment income	—	(e)	(0.01)	(0.05)		(0.01)	(0.02)	—	(e)
From net realized gains	(1.51)		(1.52)	(1.00)		—	(0.02)	—
Total Distributions Declared to Shareholders	(1.51)		(1.53)	(1.05)		(0.01)	(0.04)	—	(e)
Increase due to capital contributions	—		—	0.01		—	—	—
Net Asset Value, End of Period	$14.99		$14.84	$13.93		$12.73	$8.69	$11.31
Total return (g)	12.40	%(h)	19.25%	18.97	%(i)	46.66%	(22.89)%	13.10	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (j)	1.87	%(k)	1.84%	1.95%		2.03%	2.16%	2.25	%(k)
Interest expense	—		—	—	%(l)	—	—	—
Total net expenses (j)	1.87	%(k)	1.84%	1.95%		2.03%	2.16%	2.25	%(k)
Net investment income (loss)	0.03	%(k)	0.05%	0.36%		0.04%	0.11%	(0.36	)%(k)
Waiver/reimbursement	—		—	—		—	—	0.78	%(k)
Portfolio turnover rate	53	%(h)	41%	61%		79%	98%	19	%(h)
Net assets, end of period (000's)	$249,067		$123,789	$944		$684	$362	$93

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  The Fund's Investor C shares commenced operations on November 20, 2001. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.88%.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class R Shares	Period Ended February 28, 2007 (a)	Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$15.01	$14.25
Income from Investment Operations:
Net investment income (c)	0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.66	0.75
Total from Investment Operations	1.74	0.76
Less Distributions Declared to Shareholders:
From net investment income	(0.03)	— (d)
From net realized gains	(1.51)	—
Total Distributions Declared to Shareholders	(1.54)	— (d)
Net Asset Value, End of Period	$15.21	$15.01
Total return (e)(f)	12.86%	5.36%
Ratios to Average Net Assets/Supplemental Data:
Total net expenses (g)(h)	1.37%	1.44%
Net investment income (h)	0.61%	0.44%
Portfolio turnover rate (f)	53%	41%
Net assets, end of period (000's)	$7,337	$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  The Fund's Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class Z Shares	2007 (a)		2006 (b)	2005		2004	2003	2002 (c)
Net Asset Value, Beginning of Period	$15.03		$14.04	$12.79		$8.72	$11.32	$10.00
Income from Investment Operations:
Net investment income (d)	0.13		0.13	0.16		0.12	0.10	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.68		2.49	2.23	(e)	4.07	(2.61)	1.30
Total from Investment Operations	1.81		2.62	2.39		4.19	(2.51)	1.36
Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.11)	(0.15)		(0.12)	(0.07)	(0.04)
From net realized gains	(1.51)		(1.52)	(1.00)		—	(0.02)	—
Total Distributions Declared to Shareholders	(1.61)		(1.63)	(1.15)		(0.12)	(0.09)	(0.04)
Increase due to capital contributions	—		—	0.01		—	—	—
Net Asset Value, End of Period	$15.23		$15.03	$14.04		$12.79	$8.72	$11.32
Total return (f)	13.36	%(g)	20.49%	20.16	%(h)	48.18%	(22.27)%	13.63	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	0.87	%(j)	0.84%	0.95%		1.03%	1.16%	1.25	%(j)
Interest expense	—		—	—	%(k)	—	—	—
Total net expenses (i)	0.87	%(j)	0.84%	0.95%		1.03%	1.16%	1.25	%(j)
Net investment income	1.00	%(j)	0.94%	1.24%		1.04%	1.11%	0.64	%(j)
Waiver/reimbursement	—		—	—		—	—	0.78	%(j)
Portfolio turnover rate	53	%(g)	41%	61%		79%	98%	19	%(g)
Net assets, end of period (000's)	$1,758,133		$1,415,664	$591,318		$492,327	$294,087	$98,888

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  The Fund's Primary A shares commenced operations on November 20, 2001. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07%.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class A Shares	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$14.12		$12.52	$12.26		$7.71		$10.00
Income from Investment Operations:
Net investment income (loss) (d)	0.03		0.04	(0.04)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.65		2.98	1.47		4.67		(2.28)
Total from Investment Operations	0.68		3.02	1.43		4.66		(2.27)
Less Distributions Declared to Shareholders:
From net investment income	(0.01)		(0.03)	—		(0.02)		(0.02)
From net realized gains	(0.93)		(1.39)	(1.17)		(0.09)		—
Total Distributions Declared to Shareholders	(0.94)		(1.42)	(1.17)		(0.11)		(0.02)
Net Asset Value, End of Period	$13.86		$14.12	$12.52		$12.26		$7.71
Total return (e)	5.49	%(g)	26.14%	13.42	%(f)	60.64	%(f)	(22.75	)%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.27	%(i)	1.23%	1.47%		1.55%		1.55	%(i)
Interest expense	—		—	—	%(j)	—		—
Total net expenses (h)	1.27	%(i)	1.23%	1.47%		1.55%		1.55	%(i)
Net investment income	0.25	%(i)	0.33%	(0.30)%		(0.10)%		0.20	%(i)
Waiver/reimbursement	—		—	0.02%		0.05%		0.27	%(i)
Portfolio turnover rate	61	%(g)	80%	61%		111%		89	%(g)
Net assets, end of period (000's)	$118,549		$8,646	$4,868		$3,840		$1,122

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Class A shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class B Shares	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$13.76		$12.28	$12.13		$7.68		$10.00
Income from Investment Operations:
Net investment income (loss) (d)	(0.06)		(0.05)	(0.12)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.64		2.90	1.44		4.63		(2.28)
Total from Investment Operations	0.58		2.85	1.32		4.54		(2.32)
Less Distributions Declared to Shareholders:
From net investment income	—		—	—		—		—	(e)
From net realized gains	(0.93)		(1.37)	(1.17)		(0.09)		—
Total Distributions Declared to Shareholders	(0.93)		(1.37)	(1.17)		(0.09)		—	(e)
Net Asset Value, End of Period	$13.41		$13.76	$12.28		$12.13		$7.68
Total return (f)	4.82	%(h)	25.12%	12.59	%(g)	59.34	%(g)	(23.20	)%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Interest expense	—		—	—	%(k)	—		—
Total net expenses (i)	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Net investment income (loss)	(0.53	)%(j)	(0.43)%	(1.05)%		(0.85)%		(0.55	)%(j)
Waiver/reimbursement	—		—%	0.02%		0.05%		0.27	%(j)
Portfolio turnover rate	61	%(h)	80%	61%		111%		89	%(h)
Net assets, end of period (000's)	$3,746		$2,158	$1,569		$1,395		$341

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Class B shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class C Shares	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$13.75		$12.27	$12.13		$7.67		$10.00
Income from Investment Operations:
Net investment income (loss) (d)	(0.06)		(0.04)	(0.12)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.64		2.89	1.43		4.64		(2.29)
Total from Investment Operations	0.58		2.85	1.31		4.55		(2.33)
Less Distributions Declared to Shareholders:
From net investment income	—		—	—		—		—	(e)
From net realized gains	(0.93)		(1.37)	(1.17)		(0.09)		—
Total Distributions Declared to Shareholders	(0.93)		(1.37)	(1.17)		(0.09)		—	(e)
Net Asset Value, End of Period	$13.40		$13.75	$12.27		$12.13		$7.67
Total return (f)	4.83	%(h)	25.14%	12.51	%(g)	59.54	%(g)	(23.29	)%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Interest expense	—		—	—	%(k)	—		—
Total net expenses (i)	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Net investment income (loss)	(0.49	)%(j)	(0.32)%	(1.05)%		(0.85)%		(0.55	)%(j)
Waiver/reimbursement	—		—	0.02%		0.05%		0.27	%(j)
Portfolio turnover rate	61	%(h)	80%	61%		111%		89	%(h)
Net assets, end of period (000's)	$17,032		$1,671	$370		$278		$56

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Class C shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,	Period Ended March 31,
Class R Shares	2007 (a)	2006 (b)
Net Asset Value, Beginning of Period	$14.11	$12.93
Income from Investment Operations:
Net investment income (c)	— (d)	—
Net realized and unrealized gain (loss) on investments and foreign currency	0.65	1.18
Total from Investment Operations	0.65	1.18
Less Distributions Declared to Shareholders:
From net realized gains	(0.93)	—
Net Asset Value, End of Period	$13.83	$14.11
Total return (e)(f)	5.22%	9.13%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)(h)	1.52%	1.36%
Net investment income (h)	(0.02)%	0.03%
Portfolio turnover rate (f)	61%	80%
Net assets, end of period (000's)	$1,727	$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class Z Shares	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$14.21		$12.60	$12.30		$7.73		$10.00
Income from Investment Operations:
Net investment income (loss) (d)	0.06		0.07	(0.01)		0.02		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.67		3.00	1.48		4.67		(2.28)
Total from Investment Operations	0.73		3.07	1.47		4.69		(2.25)
Less Distributions Declared to Shareholders:
From net investment income	(0.06)		(0.06)	—	(e)	(0.03)		(0.02)
From net realized gains	(0.93)		(1.40)	(1.17)		(0.09)		—
Total Distributions Declared to Shareholders	(0.99)		(1.46)	(1.17)		(0.12)		(0.02)
Net Asset Value, End of Period	$13.95		$14.21	$12.60		$12.30		$7.73
Total return (f)	5.77	%(h)	26.43%	13.72	%(g)	60.96	%(g)	(22.50	)%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.02	%(j)	0.98%	1.22%		1.30%		1.30	%(j)
Interest expense	—		—	—	%(k)	—		—
Total net expenses (i)	1.02	%(j)	0.98%	1.22%		1.30%		1.30	%(j)
Net investment income	0.47	%(j)	0.56%	(0.05)%		0.15%		0.45	%(j)
Waiver/reimbursement	—		—	0.02%		0.05%		0.27	%(j)
Portfolio turnover rate	61	%(h)	80%	61%		111%		89	%(h)
Net assets, end of period (000's)	$393,160		$238,856	$197,829		$151,556		$70,168

(a) The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b) On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c) Class Z shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using the average shares outstanding during the period.

(e) Amount represents less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class A Shares	2007 (a)		2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$13.58		$10.61		$9.70		$6.19		$7.06		$6.97
Income from Investment Operations:
Net investment income (loss) (c)	0.11	(d)	(0.03)		(0.05)		(0.05)		(0.07)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.89		3.00		0.96		3.56		(0.80)		0.16
Total from Investment Operations	1.00		2.97		0.91		3.51		(0.87)		0.09
Less Distributions Declared to Shareholders:
From net investment income	(0.10)		—	(e)	—		—		—		—
From net realized gains	(0.20)		—		—		—		—		—
Total Distributions Declared to Shareholders	(0.30)		—	(e)	—		—		—		—
Net Asset Value, End of Period	$14.28		$13.58		$10.61		$9.70		$6.19		$7.06
Total return (f)	7.59	%(g)(h)	28.04	%(h)	9.38%		56.70%		(12.32	)%(h)	1.29%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.26	%(j)	1.31%		1.40%		1.49%		1.70%		1.62%
Interest expense	—		—		—	%(k)	—	%(k)	—	%(k)	—
Total net expenses (i)	1.26	%(j)	1.31%		1.40%		1.49%		1.70%		1.62%
Net investment income (loss)	0.84	%(j)	(0.22)%		(0.50)%		(0.59)%		(1.06)%		(0.97)%
Waiver/reimbursement	0.02	%(j)	0.01%		—		—		0.01%		—
Portfolio turnover rate	86	%(g)	141%		130%		204%		308%		419%
Net assets, end of period (000's)	$2,474,268		$675,287		$187,094		$48,630		$10,853		$14,741

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d) Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class B Shares	2007 (a)		2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$12.99		$10.22		$9.42		$6.05		$6.96		$6.92
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)(e)	(0.11)		(0.12)		(0.13)		(0.12)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88		2.88		0.92		3.50		(0.79)		0.16
Total from Investment Operations	0.88		2.77		0.80		3.37		(0.91)		0.04
Less Distributions Declared to Shareholders:
From net investment income	(0.02)		—		—		—		—		—
From net realized gains	(0.12)		—		—		—		—		—
Total Distributions Declared to Shareholders	(0.14)		—		—		—		—		—
Net Asset Value, End of Period	$13.73		$12.99		$10.22		$9.42		$6.05		$6.96
Total return (f)	6.88	%(g)(h)	27.10	%(g)	8.49%		55.70%		(13.07	)%(g)	0.58%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	2.01	%(j)	2.06%		2.15%		2.24%		2.45%		2.37%
Interest expense	—		—		—	%(k)	—	%(k)	—	%(k)	—
Total net expenses (i)	2.01	%(j)	2.06%		2.15%		2.24%		2.45%		2.37%
Net investment income (loss)	(0.02	)%(j)	(0.96)%		(1.25)%		(1.34)%		(1.81)%		(1.72)%
Waiver/reimbursement	0.02	%(j)	0.01%		—		—		0.01%		—
Portfolio turnover rate	86	%(h)	141%		130%		204%		308%		419%
Net assets, end of period (000's)	$167,144		$97,006		$60,495		$48,277		$29,562		$43,187

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e) Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(f)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class C Shares	2007 (a)		2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$12.99		$10.22		$9.42		$6.05		$6.96		$6.92
Income from Investment Operations:
Net investment income (loss) (c)	0.01	(d)	(0.11)		(0.12)		(0.13)		(0.12)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.87		2.88		0.92		3.50		(0.79)		0.16
Total from Investment Operations	0.88		2.77		0.80		3.37		(0.91)		0.04
Less Distributions Declared to Shareholders:
From net investment income	(0.02)		—		—		—		—		—
From net realized gains	(0.12)		—		—		—		—		—
Total Distributions Declared to Shareholders	(0.14)		—		—		—		—		—
Net Asset Value, End of Period	$13.73		$12.99		$10.22		$9.42		$6.05		$6.96
Total return (e)	6.88	%(f)(g)	27.10	%(f)	8.49%		55.70%		(13.07	)%(f)	0.58%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	2.01	%(i)	2.06%		2.15%		2.24%		2.45%		2.37%
Interest expense	—		—		—	%(j)	—	%(j)	—	%(j)	—
Total net expenses (h)	2.01	%(i)	2.06%		2.15%		2.24%		2.45%		2.37%
Net investment income (loss)	0.11	%(i)	(0.96)%		(1.25)%		(1.34)%		(1.81)%		(1.72)%
Waiver/reimbursement	0.02	%(i)	0.01%		—		—		0.01%		—
Portfolio turnover rate	86	%(g)	141%		130%		204%		308%		419%
Net assets, end of period (000's)	$651,596		$157,286		$38,460		$14,700		$3,517		$4,660

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d) Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,	Period Ended March 31,
Class R Shares	2007 (a)	2006 (b)
Net Asset Value, Beginning of Period	$13.58	$12.53
Income from Investment Operations:
Net investment income (loss) (c)	0.16 (d)	(0.02)
Net realized and unrealized gain on investments and foreign currency	0.81	1.07
Total from Investment Operations	0.97	1.05
Less Distributions:
From net investment income	(0.06)	—
From net realized gains	(0.17)	— (e)
Total Distributions Declared to Shareholders	(0.23)	— (e)
Net Asset Value, End of Period	$14.32	$13.58
Total return (f)(g)(h)	7.38%	8.38%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)(j)	1.51%	1.63%
Net investment income (loss) (i)(j)	1.25%	(0.91)%
Waiver/reimbursement (j)	0.02%	0.03%
Portfolio turnover rate (h)	86%	141%
Net assets, end of period (000's)	$4,394	$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d) Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of 0.07% and 0.08% for the periods ended February 28, 2007 and March 31, 2006, respectively.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2007 (a)		2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$13.76		$10.75		$9.80		$6.24		$7.10		$6.99
Income from Investment Operations:
Net investment income (loss) (c)	0.13	(d)	—	(e)	(0.03)		(0.03)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.91		3.04		0.98		3.59		(0.81)		0.16
Total from Investment Operations	1.04		3.04		0.95		3.56		(0.86)		0.11
Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.03)		—		—		—		—
From net realized gains	(0.23)		—		—		—		—		—
Total Distributions Declared to Shareholders	(0.35)		(0.03)		—		—		—		—
Net Asset Value, End of Period	$14.45		$13.76		$10.75		$9.80		$6.24		$7.10
Total return (f)	7.84	%(g)(h)	28.33	%(g)	9.69%		57.05%		(12.11	)%(g)	1.57%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.01	%(j)	1.06%		1.15%		1.24%		1.45%		1.37%
Interest expense	—		—		—	%(k)	—	%(k)	—	%(k)	—
Total net expenses (i)	1.01	%(j)	1.06%		1.15%		1.24%		1.45%		1.37%
Net investment income (loss)	1.03	%(j)	0.04%		(0.25)%		(0.34)%		(0.81)%		(0.72)%
Waiver/reimbursement	0.02	%(j)	0.01%		—		—		0.01%		—
Portfolio turnover rate	86	%(h)	141%		130%		204%		308%		419%
Net assets, end of period (000's)	$732,508		$274,594		$114,896		$37,027		$3,543		$3,356

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d) Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than 0.01%.

(f)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively. .

(j)  Annualized.

(k)  Rounds to less than 0.01% per share.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds (February 28, 2007)

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Convertible Securities Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund II

Columbia Marsico 21st Century Fund

Effective August 16, 2006, the Board of Trustees of the Funds approved a proposal to change the fiscal year-end of the Funds from March 31 to February 28. Accordingly, the accompanying financial statements pertain to the period from April 1, 2006 through February 28, 2007.

Investment Goals

Columbia Convertible Securities Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. Columbia Large Cap Value Fund seeks growth of capital by investing in companies that are believed to be undervalued. Columbia Mid Cap Value Fund seeks long-term growth of capital with income as a secondary consideration. Columbia Small Cap Value Fund II seeks long-term growth of capital by investing in companies believed to be undervalued. Columbia Marsico 21st Century Fund seeks long-term growth of capital.

Fund Shares

The Funds may issue an unlimited number of shares. Columbia Convertible Securities Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other investment companies are valued at net asset value.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently

Stock Funds (February 28, 2007)

begun to evaluate the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is required to be at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income Recognition

Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from the settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Funds estimate components of distributions from real estate investment trust (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Dividends and Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly by Columbia Convertible Securities Fund, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund. Distributions from net investment income are declared and paid annually by Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Stock Funds (February 28, 2007)

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Funds' organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended February 28, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Convertible Securities Fund	$750,523	$(7,420,012)	$6,669,489
Columbia Large Cap Value Fund	(1,410,814)	(9,359,660)	10,770,474
Columbia Mid Cap Value Fund	(1,136,493)	(9,880,119)	11,016,612
Columbia Small Cap Value Fund II	131,433	(846,928)	715,495
Columbia Marsico 21st Century Fund	2,518,160	(2,518,160)	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the period ended February 28, 2007 and the year ended March 31, 2006 was as follows:

02/28/07

Fund	Ordinary Income*	Long-Term Capital Gains
Columbia Convertible Securities Fund	55,101,326	98,276,331
Columbia Large Cap Value Fund	41,127,678	226,813,014
Columbia Mid Cap Value Fund	80,426,534	235,145,906
Columbia Small Cap Value Fund II	3,898,176	19,561,208
Columbia Marsico 21st Century Fund	30,268,652	9,670,153

03/31/06

Fund	Ordinary Income*	Long-Term Capital Gains
Columbia Convertible Securities Fund	$35,966,624	$84,938,350
Columbia Large Cap Value Fund	37,148,527	33,526,532
Columbia Mid Cap Value Fund	50,106,791	93,978,208
Columbia Small Cap Value Fund II	8,363,278	15,423,215
Columbia Marsico 21st Century Fund	612,290	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Stock Funds (February 28, 2007)

As of February 28, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Convertible Securities Fund	$8,163,887	$15,706,141	$90,049,421
Columbia Large Cap Value Fund	53,307,595	162,984,235	764,810,807
Columbia Mid Cap Value Fund	38,692,033	140,618,571	650,176,678
Columbia Small Cap Value Fund II	—	8,237,457	69,079,625
Columbia Marsico 21st Century Fund	28,537,567	50,103,553	287,439,954

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2007, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Convertible Securities Fund	$104,957,592	$(14,908,171)	$90,049,421
Columbia Large Cap Value Fund	802,859,580	(38,048,773)	764,810,807
Columbia Mid Cap Value Fund	669,945,769	(19,769,091)	650,176,678
Columbia Small Cap Value Fund II	77,534,936	(8,455,311)	69,079,625
Columbia Marsico 21st Century Fund	371,982,443	(84,542,489)	287,439,954

Columbia Large Cap Value Fund has capital loss carryforwards of $7,015,854 (expiring February 28, 2011) which may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. The entire amount of the capital loss carryforwards can be attributed to the Fund's merger with Columbia Tax Managed Value Fund and the availability of these carryforwards may be limited in a given year. For the period ended February 28, 2007, the fund utilized carryforwards of $2,826,378 to offset current year gains.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Funds' financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to

Stock Funds (February 28, 2007)

the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Large Cap Value Fund	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Small Cap Value Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Columbia Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%

For the period ended February 28, 2007 and the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

February 28, 2007 Fund	Annualized Effective Fee Rates
Columbia Convertible Securities Fund	0.61%
Columbia Large Cap Value Fund	0.48%
Columbia Mid Cap Value Fund	0.55%
Columbia Small Cap Value Fund II	0.70%
Columbia Marsico 21st Century Fund	0.67%

March 31, 2006 Fund	Effective Fee Rates
Columbia Convertible Securities Fund	0.60%
Columbia Large Cap Value Fund	0.49%
Columbia Mid Cap Value Fund	0.58%
Columbia Small Cap Value Fund II	0.70%
Columbia Marsico 21st Century Fund	0.74%

Sub-Advisory Fee

Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as sub-advisor to Columbia Marsico 21st Century Fund. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York served as the sub-administrator to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Administration Fee Rate
Columbia Convertible Securities Fund	0.17%
Columbia Large Cap Value Fund	0.17%
Columbia Mid Cap Value Fund	0.17%
Columbia Small Cap Value Fund II	0.17%
Columbia Marsico 21st Century Fund	0.22%

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Large Cap Value Fund through July 31, 2007 at an annual rate of 0.04% of Columbia Large Cap Value Fund's average daily net assets up to $500 million.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective

Stock Funds (February 28, 2007)

December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month, not to exceed $140,000 annually. The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Funds, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping service were included in the administration agreement.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts, and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006, the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund and Columbia Marsico 21st Century Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Convertible Securities Fund	$11,211
Columbia Large Cap Value Fund	11,745
Columbia Mid Cap Value Fund	6,250
Columbia Small Cap Value Fund II	1,931
Columbia Marsico 21st Century Fund	1,588

For the period ended February 28, 2007, the annualized effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees, and net of fee

Stock Funds (February 28, 2007)

waivers, as a percentage of each Fund's average daily net assets, were as follows:

February 28, 2007	Effective Rate
Columbia Convertible Securities Fund	0.07%
Columbia Large Cap Value Fund	0.08%
Columbia Mid Cap Value Fund	0.11%
Columbia Small Cap Value Fund II	0.06%
Columbia Marsico 21st Century Fund	0.09%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. For the period ended February 28, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	CDSC
Fund	Class A	Class A	Class B	Class C
Columbia Convertible Securities Fund	$25,672	$—	$177,182	$2,811
Columbia Large Cap Value Fund	79,071	804	810,176	5,048
Columbia Mid Cap Value Fund	240,590	—	299,698	33,009
Columbia Small Cap Value Fund II	26,787	—	4,492	1,944
Columbia Marsico 21st Century Fund	1,399,252	—	133,747	97,744

Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Stock Funds (February 28, 2007)

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees for Columbia Large Cap Value Fund through July 31, 2007 to the extent necessary to ensure that the combined total of the investment advisory fee and the administration fee as a percentage of average daily net assets does not exceed the following annual rates:

0.77% of the first $500 million
0.72% of the next $500 million
0.60% of the next $5 billion
0.58% in excess of $6 billion

Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2007 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Mid Cap Value Fund	1.25%
Columbia Small Cap Value Fund II	1.30%

Columbia is entitled to recover from Columbia Mid Cap Value Fund and Columbia Small Cap Value Fund II any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2007. At February 28, 2007, the amount recovered during the period was $82,017 for Columbia Small Cap Value Fund II.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

As a result of fund mergers, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund assumed the assets and liabilities of the deferred compensation plan of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Benefits under this deferred compensation plan are funded and any payments to plan participants are paid solely out of the Fund's assets.

Other

Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of Operations for the year ended March 31, 2006. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended

Stock Funds (February 28, 2007)

March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Convertible Securities Fund	$12,940	$6,470
Columbia Large Cap Value Fund	7,102	3,551
Columbia Mid Cap Value Fund	2,203	1,102
Columbia Small Cap Value Fund II	1,603	802
Columbia Marsico 21st Century Fund	5,408	2,704

Note 5. Portfolio Information

For the period ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Columbia Convertible Securities Fund	$6,278,875	$—	$489,670,822	$802,846,518
Columbia Large Cap Value Fund	—	—	2,656,580,832	2,608,985,134
Columbia Mid Cap Value Fund	—	—	2,002,349,394	1,532,414,984
Columbia Small Cap Value Fund II	-—	—	445,693,898	203,939,708
Columbia Marsico 21st Century Fund	—	—	4,122,936,673	1,768,497,026

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Nine years
See Schedules of capital stock activity.

Stock Funds (February 28, 2007)

As of February 28, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Convertible Securities Fund	1	48.1
Columbia Mid Cap Value Fund	1	23.7
Columbia Large Cap Value Fund	3	39.2
Columbia Small Cap Value Fund II	1	36.9
Columbia Marsico 21st Century Fund	1	8.6

As of February 28, 2007, several of the Funds had shareholders that held greater than 5% of the shares outstanding and BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Value Fund	2	6.2
Columbia Small Cap Value Fund II	4	25.8
Columbia Marsico 21st Century Fund	2	33.40

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary of emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the period ended February 28, 2007, the Funds, with the exception of Columbia Convertible Securities Fund, did not borrow under these arrangements.

The average daily loan balance outstanding by Columbia Convertible Securities Fund during the period ended February 28, 2007, was $74,850 at a weighted average interest rate of 5.345%.

Note 8. Securities Lending

Each Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Stock Funds (February 28, 2007)

Prior to the appointment of State Street as custodian to the Funds, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of Operations. At March 31, 2006, the Funds did not have any securities on loan.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds

Stock Funds (February 28, 2007)

Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. Plaintiffs have appealed the decision dismissing this action to the Court of Appeals for the Eighth Circuit. This appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

Stock Funds (February 28, 2007)

Note 10. Business Combinations and Mergers

On September 16, 2005, Columbia Growth & Income Fund and Columbia Tax Managed Value Fund merged into Nations Value Fund. Nations Value Fund received a tax-free, for federal tax purposes, transfer of assets from Columbia Growth & Income Fund and Columbia Tax Managed Value Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation *
Columbia Growth & Income Fund	132,065,046	$1,793,463,094	$234,814,093
Columbia Tax Managed Value Fund	4,964,410	66,616,098	9,526,362
	Net Assets of Nations Value Fund Prior to Combination	Net Assets of Columbia Growth & Income Fund and Columbia Tax Managed Value Fund Immediately Prior to Combination	Net Assets of Nations Value Fund After Combination
	$1,792,217,194	$1,860,079,193	$3,652,296,387

*  Unrealized appreciation is included in the respective Net Assets Received.

Nations Value Fund was then renamed Columbia Large Cap Value Fund.

On September 23, 2005, Columbia Mid Cap Value Fund merged into Nations MidCap Value Fund. Nations MidCap Value Fund received a tax-free transfer of assets from Columbia Mid Cap Value Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation *
125,643,197	$1,739,617,640	$408,097,833
Net Assets of Nations MidCap Value Fund Prior to Combination	Net Assets of Columbia Mid Cap Value Fund Immediately Prior to Combination	Net Assets of Nations MidCap Value Fund After Combination
$618,343,345	$1,739,617,640	$2,357,960,985

*  Unrealized appreciation is included in the Net Assets Received.

Nations MidCap Value Fund was then renamed Columbia Mid Cap Value Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico 21st Century Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2007, the results of each of their operations, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 26, 2007

Unaudited Information

Federal Income Tax Information – Stock Funds

Columbia Convertible Securities Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $77,015,796.

For non-corporate shareholders 25.91% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 1099-DIV Form.

26.39% of the ordinary income earned by the Fund, for the period ended February 28, 2007, qualifies for the corporate dividends received deduction.

Columbia Large Cap Value Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $294,486,063.

For non-corporate shareholders 86.40% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 1099-DIV Form.

79.91% of the ordinary income earned by the Fund, for the period ended February 28, 2007, qualifies for the corporate dividends received deduction.

Columbia Mid Cap Value Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $260,328,227.

For non-corporate shareholders 39.19% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 1099-DIV Form.

40.39% of the ordinary income earned by the Fund, for the period ended February 28, 2007, qualifies for the corporate dividends received deduction.

Columbia Small Cap Value Fund II

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $20,135,746.

For non-corporate shareholders 48.98% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 1099-DIV Form.

49.36% of the ordinary income earned by the Fund, for the period ended February 28, 2007, qualifies for the corporate dividends received deduction.

Columbia Marsico 21st Century Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $50,340,142.

For non-corporate shareholders 81.00% of the ordinary income (including short term capital gains) distributed by the fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 1099-DIV Form.

74.00% of the ordinary income earned by the Fund, for the period ended February 28, 2007, qualifies for the corporate dividends received deduction.

Fund Governance – Stock Funds

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Bourdreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) – Stock Funds

Officers

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Fund Governance (continued) – Stock Funds

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements – Stock Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, and Columbia Marsico 21st Century Fund; and (ii) investment sub-advisory agreements with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico 21st Century Fund. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 17 – 1 8, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by

Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board engaged in further review of the Columbia Convertible Securities Fund because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Board noted factors such as the positive performance of the Fund relative to its performance Universe over some periods and a total expense ratio that was not appreciably higher than the median of its expense Universe, that outweighed the factor noted above. The Board also considered Columbia Marsico Growth Fund because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Board noted factors such as positive performance of the Fund relative to its Peer Group and performance Universe over most measurement periods and a total expense ratio that was below the median of its expense Universe, that outweighed the factor noted above.

The Board engaged in further review of Columbia Large Cap Core Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Board noted such factors as performance that was above the median of its performance Universe over some periods and total expenses that were below the median of its expense Universe, that outweighed the factor noted above. The Board separately considered Columbia Marsico Focused Equities Master Portfolio because its Net Advisory Rate was appreciably outside the median range of its Peer Group. However, the Board noted factors such as the Fund's out-performance of the median of its Peer Group and performance Universe in all measurement periods, that outweighed the factor noted above.

The Board separately considered Columbia Marsico 21st Century Fund because its Net Advisory Rate was appreciably outside than the median of its Peer Group. However, the Board also noted that other factors such as the positive performance of the Fund relative to its Peer Group and performance Universe over all measurement periods, and a total expense ratio below the median of its Peer Group, that outweighed the factor noted above. The Board also separately considered Columbia Small Cap Growth Master Portfolio because its Net Advisory Rate and investment performance over some periods were appreciably outside the median range of its Peer Group. However, the Board noted other factors such as a total expense ratio that was below the median of its expense Universe, that outweighed the factor noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant – Stock Funds

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix – Stock Funds

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Stock Funds

Annual Report – February 28, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/129004-0207(04/07) 07/37364

Index Funds

Annual Report – February 28, 2007

■	Columbia Large Cap Index Fund

■	Columbia Large Cap Enhanced Core Fund

■	Columbia Mid Cap Index Fund

■	Columbia Small Cap Index Fund

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

Columbia Large Cap Index Fund	2

Columbia Large Cap Enhanced Core Fund	7

Columbia Mid Cap Index Fund	12

Columbia Small Cap Index Fund	17

Financial Statements	22

Investment Portfolios	23

Statements of Assets and Liabilities	58

Statements of Operations	60

Statements of Changes in Net Assets	62

Financial Highlights	68

Notes to Financial Statements	78

Report of Independent Registered Public Accounting Firm	91

Unaudited Information	92

Fund Governance	93

Board Consideration and Re-Approval of Investment Advisory Agreements	96

Summary of Management Fee Evaluation by Independent Fee Consultant	99

Important Information About This Report	105

The views expressed in this report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

February 28, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Index Funds

US economic growth advanced at a modest but relatively steady pace during the 11-month period that began April 1, 2006 and ended February 28, 2007. A weak housing market weighed on the economy throughout the period. However, other economic news was mixed. Job growth remained strong, as the labor markets added an average of 179,000 new jobs each month over the period. The unemployment rate bottomed at 4.4%, then edged back to 4.6%, just short of where it started the period. Energy prices trended downward, offering consumers some relief, but core inflation moved higher. Against this backdrop, economic growth averaged just under 3.0% for the 11-month period.

Between April and June of 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, on two occasions, bringing it to 5.25%. But as economic growth slowed, the Fed turned cautious and passed on any further increases after its June 2006 meeting. Investors reacted favorably to the prospect of stable or possibly even lower interest rates and the stock market rallied into the final month of the period. However, a sharp drop in the Chinese stock market, followed by weakness in several other Asian markets, unsettled US investors late in February. The US stock market suffered its worst decline in four years.

Despite late set-back, stocks moved solidly higher

Stock prices moved solidly higher during the 11-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 10.59%. Large-cap stocks staged a broad comeback against small- and mid-cap stocks, as measured by their respective S&P indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 17.21%. Stock market returns were curtailed in the final trading days of the month, when the US and many foreign stock markets sold off, driven by a sharp decline in the Chinese market and worries about the global economy.

Bonds bounced back

Although bond yields moved higher early in the period, the US bond market delivered a respectable return, as prices rose and yields declined in reaction to the Fed’s mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the period at 4.55% — somewhat lower than where it started. In this environment, the Lehman Brothers Aggregate Bond Index returned 6.59%. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.20%.

[1]	10-year Treasury note used solely as a benchmark for long-term interest rates.

Summary

For the 11-month period ended February 28, 2007

■	The broad US stock market, as measured by the S&P 500 Index, returned 10.59%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI EAFE Index

10.59%	17.21%

■

Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

6.59%	11.20%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.47%
Class B	1.22%
Class Z	0.22%

Annual operating expense ratio after contractual waivers*

Class A	0.39%
Class B	1.14%
Class Z	0.14%

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

Growth of a $10,000 investment 03/01/97 – 02/28/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/97 – 02/28/07 ($)

Sales charge	without	with
Class A	19,777	n/a
Class B	19,575	19,575
Class Z	20,338	n/a

Average annual total return as of 02/28/07 (%)
Share class	A	B		Z
Inception	10/10/95	09/23/05		12/15/93
Sales charge	without	without	with	without
11-month (cumulative)	10.20	9.47	4.47	10.44
1-year	11.54	10.75	5.75	11.82
5-year	6.33	6.11	5.79	6.60
10-year	7.06	6.95	6.95	7.36

Average annual total return as of 03/31/07 (%)
Share class	A	B		Z
Sales charge	without	without	with	without
11-month (cumulative)	9.97	9.20	4.20	10.21
1-year	11.42	10.55	5.55	11.66
5-year	5.79	5.55	5.22	6.06
10-year	7.63	7.51	7.51	7.93

The “with sales charge” returns include the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter) for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value (“NAV”) with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class B shares commenced operations on September 23, 2005 and have no performance prior to that date. Performance prior to September 23, 2005 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares’ 12b-1 fees had been reflected, total returns would have been lower.

2

Understanding Your Expenses – Columbia Large Cap Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,087.28	1,022.86	2.02	1.96	0.39
Class B	1,000.00	1,000.00	1,083.61	1,019.14	5.89	5.71	1.14
Class Z	1,000.00	1,000.00	1,088.52	1,024.10	0.72	0.70	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Manager’s Report – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)
Class A	27.08
Class B	27.14
Class Z	27.29

Distributions declared per share

04/01/06 – 02/28/07 ($)
Class A	0.42
Class B	0.28
Class Z	0.47

The Board of Trustees which oversees Columbia Large Cap Index Fund has approved the change of the fund’s fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 10.20% without sales charge. The S&P 500 Index returned 10.59%.1 The average return for the Lipper S&P 500 Index Objective Classification was 10.04%.2 The portfolio is built to closely approximate the benchmark, both in terms of sector weights and security holdings. As a result, the fund performed generally in line with the index, before adjusting for the expenses associated with managing the fund.

A favorable environment for large-cap stocks

In an environment of generally solid economic growth and rising corporate profits, large cap stocks delivered attractive results. Within the S&P 500 Index, utilities telecommunications and materials were the top sectors, gaining 28%, 23% and 18% respectively. The top three individual contributors to the fund’s return were Exxon Mobil, AT&T and Bank of America. Exxon shares rose until the last few months of the period, when energy prices declined. AT&T shares benefited from positive momentum within the telecommunications sector and favorable investor reaction to the acquisition of BellSouth, which was completed during the period. Bank of America’s announcement that it planned to expand its wealth management operations was well received and its shares gained more than 16% for the period.

Disappointing returns from health care, industrials and technology

The three weakest-performing sectors in the index were health care, industrials and technology, which returned 7%, 6% and 3% respectively. Two of the fund’s worst individual performances came from technology stocks Advanced Micro Devices and Corning. In the telecommunications sector, Sprint Nextel failed to participate in the sector’s otherwise strong performance and lost more than 17% as the company continued to struggle against competitive pressures.

Looking ahead

We expect the US economy to exhibit mixed signals going forward, typical of mid-cycle slowdowns. For example, surprisingly strong corporate profits and relatively low inflation have the potential to offset weakness in housing and autos. Lower energy prices may diminish inflationary fears, yet fears may be ignited by low unemployment and its potential impact on wage increases. These offsetting economic factors should still result in reasonable economic growth in 2007 because consumer spending, the largest component of gross domestic product (GDP), is expected to grow more slowly

[1]

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4

Portfolio Manager’s Report – Columbia Large Cap Index Fund (continued)

than in previous periods as consumers feel the drag of higher energy prices, rising interest rates and decreased mortgage equity. Recent corporate earnings growth, which has generated high levels of cash, is likely to spur investment spending. Government spending should contribute to GDP growth because tax receipts are at record levels. Finally, net exports are likely to benefit from a weaker dollar as US goods and services become more affordable to the rest of the world.

Top 5 sectors

as of 02/28/07 (%)
Financials	21.3
Information Technology	14.6
Health Care	11.9
Industrials	10.6
Consumer Discretionary	10.5

Top 10 holdings

as of 02/28/07 (%)
Exxon Mobil	3.2
General Electric	2.8
Citigroup	1.9
Microsoft	1.9
AT&T	1.8
Bank of America	1.8
Procter & Gamble	1.6
Johnson & Johnson	1.4
Pfizer	1.4
Altria Group	1.4

Holdings discussed in this report

as of 02/28/07 (%)
Exxon Mobil	3.2
AT&T	1.8
Bank of America	1.8
Advanced Micro Devices	0.1
Corning	0.2
Sprint Nextel	0.4

The information provided is calculated as a percentage of net assets.

5

Fund Profile – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11 month (cumulative) return as of 02/28/07

+10.20% Class A shares (without sales charge)

+10.59% S&P 500 Index

Management Style

Equity

Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 10.20% without sales charge.

■	In an environment of relatively solid economic growth and continued corporate profit growth, large cap stocks performed well.

■	Utilities, telecommunications and materials stocks were the top large-cap sectors for the period. Health care, industrials and technology stocks underperformed.

Portfolio Management

Vikram Kuriyan has co-managed the fund since January 2000. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

6

Performance Information – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.84%
Class R	1.09%
Class Z	0.59%

Annual operating expense ratio after contractual waivers*

Class A	0.75%
Class R	1.00%
Class Z	0.50%

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

Growth of a $10,000 investment 03/01/97 – 02/28/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/1997 – 02/28/07 ($)
Class A	20,371
Class R	20,307
Class Z	20,911

Average annual total return as of 02/28/07 (%)
Share class	A	R	Z
Inception	07/31/96	01/23/06	07/31/96
11-month (cumulative)	10.56	10.30	10.79
1-year	12.15	11.88	12.37
5-year	7.27	7.20	7.55
10-year	7.37	7.34	7.66

Average annual total return as of 03/31/07 (%)
Share class	A	R	Z
11-month (cumulative)	10.52	10.26	10.75
1-year	11.85	11.51	12.08
5-year	6.54	6.46	6.81
10-year	7.93	7.89	8.21

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class R and Class Z shares, each sold only at net asset value (“NAV”), have limited eligibility and the investment minimum requirements may vary. Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower. Only eligible investors may purchase Class R and Class Z shares of the fund, directly or by exchange. Please see the fund’s prospectus for eligibility and other details.

7

Understanding Your Expenses – Columbia Large Cap Enhanced Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/06 – 02/28/07
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,093.18	1,021.08	3.89	3.76	0.75
Class R	1,000.00	1,000.00	1,092.09	1,019.84	5.19	5.01	1.00
Class Z	1,000.00	1,000.00	1,095.01	1,022.32	2.60	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Portfolio Manager’s Report – Columbia Large Cap Enhanced Core Fund

The Board of Trustees which oversees Columbia Large Cap Enhanced Core Fund has approved the change of the fund’s fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 10.56% without sales charge. That was in line with the S&P 500 Index, which returned 10.59%.1 The average return of the fund’s peer group, the Lipper Large-Cap Core Classification was 8.75%.2

Stock selection drove positive results

The portfolio benefited from strong stock selection within the energy, financials, technology and industrials sectors. Within energy, the fund had less exposure to Honeywell (no longer in the portfolio) and Halliburton, which aided performance because both securities ended in negative territory. Within financials, the fund had more exposure to Travelers Companies, Allstate and Comerica, which boosted performance with their solid gains. Within technology, we had more exposure than the index to Cisco Systems and less exposure than the index to Corning (no longer in the portfolio). Both were good calls as Cisco posted strong gains while Corning struggled. Finally, within industrials, a decision to overweight BJ Services and Raytheon paid off as both made sharp advances during the period.

Health care and telecommunications stocks detracted from performance

Decisions about health care and telecommunications detracted from performance. Within health care, we overweighted Amgen and CIGNA (no longer in the portfolio) relative to the index and both lost ground during the period. Within telecommunications, we overweighted Sprint Nextel relative to the index and the fund lost ground as the stock slid sharply.

Looking ahead

The US economy is expected to exhibit mixed signals, typical of mid-cycle slowdowns. Surprisingly strong corporate profits and moderating inflation have the potential to offset weakness in housing and autos. Lower energy prices may diminish inflationary fears, but they may be ignited by low unemployment and its potential impact on wage increases. These offsetting economic factors should still result in reasonable economic growth in 2007 because consumer spending, the largest component of gross domestic product (GDP), is expected to grow more slowly than in previous periods as consumers fear the drag of higher energy prices, rising interest rates and decreased mortgage equity. Recent corporate earnings growth, which has generated high levels of cash, is likely to spur investment spending. Government spending should contribute to GDP

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)
Class A	14.58
Class R	14.58
Class Z	14.60

Distributions declared per share

04/01/06 – 02/28/07 ($)
Class A	0.95
Class R	0.91
Class Z	1.01

[1]

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

9

Portfolio Manager’s Report – Columbia Large Cap Enhanced Core Fund (continued)

Top 5 sectors

as of 02/28/07 (%)
Financials	21.1
Information Technology	14.7
Health Care	11.9
Consumer Discretionary	10.5
Industrials	10.5

Top 10 holdings

as of 02/28/07 (%)
Exxon Mobil	3.7
Microsoft	2.7
General Electric	2.2
Citigroup	1.9
Cisco Systems	1.9
AT&T	1.9
Pfizer	1.8
Johnson & Johnson	1.6
Amgen	1.6
Chevron	1.5

Holdings discussed in this report

as of 02/28/07 (%)
Halliburton	0.1
Travelers Companies	0.0	*
Allstate	0.7
Comerica	0.3
Cisco Systems	1.9
BJ Services	0.5
Raytheon	0.3
Amgen	1.6
Sprint Nextel	0.1

The information provided is calculated as a percentage of net assets.

*	Rounds to less than 0.1%.

growth because tax receipts are at record levels. Finally, net exports are likely to benefit from a weaker dollar as US goods and services become more affordable to the rest of the world.

10

Fund Profile – Columbia Large Cap Enhanced Core Fund

Summary

■	For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 10.56% without sales charge.

■	In a generally favorable environment for stocks, the fund performed in line with its benchmark and came out ahead of its peer group.

■	Strong stock selection in energy, financials, technology and industrials aided the funds performance.

Portfolio Management

Vikram Kuriyan has co-managed the fund since February 2005. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11 month (cumulative) return as of 02/28/07

+10.56% Class A shares (without sales charge)

+10.59% S&P 500 Index

Management Style

Equity

Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

11

Performance Information – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.47%
Class Z	0.22%

Annual operating expense ratio after contractual waivers*

Class A	0.39%
Class Z	0.14%

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

Growth of a $10,000 investment 05/31/00 – 02/28/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s (S&P) MidCap 400 Index tracks the performance of 400 mid-cap US companies. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 05/31/00 – 02/28/07 ($)
Class A		18,402
Class Z		17,829

Average annual total return as of 02/28/07 (%)
Share class	A	Z
Inception	05/31/00	03/31/00
11-month (cumulative)	6.61	6.82
1-year	9.24	9.53
5-year	11.42	11.72
Since inception	9.46	8.72

Average annual total return as of 03/31/07 (%)
Share class	A	Z
11-month (cumulative)	6.60	6.81
1-year	8.05	8.26
5-year	10.22	10.50
Since inception	9.55	8.82

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

Understanding Your Expenses – Columbia Mid Cap Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,122.58	1,022.86	2.05	1.96	0.39
Class Z	1,000.00	1,000.00	1,123.72	1,024.10	0.74	0.70	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Portfolio Manager’s Report – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)
Class A	12.61
Class Z	12.61

Distributions declared per share

04/01/06 – 02/28/07 ($)
Class A	0.64
Class Z	0.69

The Board of Trustees which oversees Columbia Mid Cap Index Fund has approved the change of the fund’s fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 6.61% without sales charge. The S&P MidCap 400 Index returned 7.00%.1 The average return of the Lipper Mid-Cap Core Classification was 7.63%.2 The portfolio is built to closely approximate the benchmark, both in terms of sector weights and security holdings. As a result, the fund performed generally in line with the index, before adjusting for the expenses associated with managing the fund.

A generally favorable environment for stocks

In an environment of generally solid economic growth and rising corporate profits, mid-cap stocks delivered modest but positive returns overall. Within the S&P MidCap 400 Index, telecommunications, utilities and consumer staples were the top sectors, gaining 33%, 21% and 21% respectively. The top three individual contributors to the fund’s return were Precision Castparts, Cognizant Technology Solutions and Lyondell Chemical. Precision Castparts, which makes investment castings for the aerospace and power generation industries. The company has been the beneficiary of increased defense spending, recent acquisitions and expansion plans — all of which led to stronger financial results. Cognizant Technology Solutions, which provides software services, enjoyed solid earnings growth in 2006 although it lost ground late in the period following an announcement that the company was investigating internal accounting irregularities; and we sold the stock. Lyondell Chemical, which manufactures intermediate chemicals, reported another year of solid earnings and dividend payments.

Disappointing returns from consumer discretionary, energy and health care

The three weakest-performing sectors in the index were consumer discretionary, energy and health care, which returned 4%, 2% and 0% respectively. The fund’s biggest individual disappointments included Patterson-UTI Energy, an oil drilling company, which lost ground as energy prices declined; Omnicare, which provides pharmacy and related services to long-term care facilities in the United States; and Joy Global, which makes heavy equipment for the coal mining industry. After years of strong performance, Joy shares plummeted late in the period as the company posted weak orders for the first quarter of 2007.

[1]

The S&P MidCap 400 Index is a market capitalization weighted index that tracks the performance of 400 mid-cap US companies. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

14

Portfolio Manager’s Report – Columbia Mid Cap Index Fund (continued)

Looking ahead

We expect the US economy to exhibit mixed signals going forward, typical of mid-cycle slowdowns. For example, surprisingly strong corporate profits and relatively low inflation have the potential to offset weakness in housing and autos. Lower energy prices may diminish inflationary fears, yet fears may be ignited by low unemployment and its potential impact on wage increases. These offsetting economic factors should still result in reasonable economic growth in 2007 because we believe that consumer spending, the largest component of gross domestic product (GDP), is expected to grow more slowly than in previous periods as consumers feel the drag of higher energy prices, rising interest rates and decreased mortgage equity. Recent corporate earnings growth, which has generated high levels of cash, is likely to spur investment spending. Government spending should contribute to GDP growth because tax receipts are at record levels. Finally, net exports are likely to benefit from a weaker dollar as US goods and services become more affordable to the rest of the world.

Top 5 sectors

as of 02/28/07 (%)
Financials	17.9
Industrials	16.1
Information Technology	15.4
Consumer Discretionary	15.0
Health Care	10.4

Top 10 holdings

as of 02/28/07 (%)
Precision Castparts	1.1
Noble Energy	0.9
Expeditors International of Washington	0.8
C.H. Robinson Worldwide	0.8
MEMC Electronic Materials	0.7
Developers Diversified Realty	0.7
Microchip Technology	0.7
Abercrombie & Fitch	0.6
Lyondell Chemical	0.6
Macerich	0.6

Holdings discussed in this report

as of 02/28/07 (%)
Precision Castparts	1.1
Lyondell Chemical	0.6
Patterson-UTI Energy	0.3
Omnicare	0.4
Joy Global	0.5

The information provided is calculated as a percentage of net assets.

15

Fund Profile – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11 month (cumulative) return as of 02/28/07

+6.61% Class A shares (without sales charge)

+7.00% S&P MidCap 400 Index

Management Style

Equity

Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 6.61% without sales charge.

■	In an environment of relatively solid economic growth and continued corporate profit growth, mid-cap stocks delivered modest positive returns.

■	The best-performing sectors for the period were telecommunications, utilities and consumer staples. Consumer discretionary, energy and health care sectors underperformed the index average.

Portfolio Management

Vikram Kuriyan has co-managed the fund since January 2000. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

16

Performance Information – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.47%
Class Z	0.22%

Annual operating expense ratio after contractual waivers*

Class A	0.46%
Class Z	0.21%

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

Growth of a $10,000 investment 03/01/97 – 02/28/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/97 – 02/28/07 ($)
Class A	27,138
Class Z	27,848

Average annual total return as of 02/28/07 (%)
Share class	A	Z
Inception	10/15/96	10/15/96
11-month (cumulative)	3.09	3.34
1-year	8.11	8.40
5-year	12.39	12.68
10-year	10.50	10.78

Average annual total return as of 03/31/07 (%)
Share class	A	Z
11-month (cumulative)	4.85	5.06
1-year	4.81	5.06
5-year	11.08	11.36
10-year	11.13	11.41

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

Understanding Your Expenses – Columbia Small Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.30	1,022.56	2.35	2.26	0.45
Class Z	1,000.00	1,000.00	1,103.89	1,023.80	1.04	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

18

Portfolio Manager’s Report – Columbia Small Cap Index Fund

The Board of Trustees which oversees Columbia Small Cap Index Fund has approved the change of the fund’s fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 3.09% without sales charge. The S&P SmallCap 600 Index returned 3.56%.1 The average return of the Lipper Small-Cap Core Classification was 4.11%.2 The portfolio of Columbia Small Cap Index Fund is constructed to closely approximate the weight of securities, industries and sectors in the index.

Small cap telecommunications, utilities, consumer staples and materials stocks were strong

For the fund and the index, the telecommunications, utilities, consumer staples and materials sectors turned in the strongest performances for the 11-month period, gaining 30%, 21%, 15% and 15%, respectively. The period’s best performing stocks, for both the fund and the index, included:

■	NBTY, which manufactures and sells preventative and alternative health care products. Its shares more than doubled during the period.

■

Veritas DGC, a geophysical company that sells into the global oil and gas industry. The company merged with a subsidiary of Compagnie Generale de Geophysique in January. We sold the stock for a gain of 83% for the period.

■	Varian Semiconductor Equipment Associates manufactures semiconductor processing equipment used to fabricate integrated circuits. Strong earnings growth propelled Varian shares more than 70%.

Consumer discretionary, energy and health care returns were disappointing

Strong results from the best-performing sectors were partially offset by weakness within consumer discretionary, energy and health care. The consumer discretionary and energy sectors logged returns of negative 2% and positive 3% respectively, while the health care sector was flat for the period. The weakest individual stock performances came from a variety of sectors:

■	Massey Energy, a US coal mining company, suffered from declining energy prices and industry-specific events.

■	New Century Financial, a sub-prime mortgage lender, declined more than 62%, as the regulators launched an investigation into the company’s practices and it appeared headed for bankruptcy.

[1]

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and Nasdaq. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)
Class A	22.19
Class Z	22.27

Distributions declared per share

04/01/06 – 02/28/07 ($)
Class A	1.63
Class Z	1.71

19

Portfolio Manager’s Report – Columbia Small Cap Index Fund (continued)

Top 5 sectors

as of 02/28/07 (%)
Industrials	17.2
Information Technology	16.1
Financials	15.9
Consumer Discretionary	15.9
Health Care	11.9

Top 10 holdings

as of 02/28/07 (%)
iShares S&P SmallCap 600 Index Fund	1.5
Manitowoc	0.6
Energen	0.6
Essex Property Trust	0.5
Cabot Oil & Gas	0.5
NVR	0.5
Southern Union	0.5
Helix Energy Solutions Group	0.5
Trimble Navigation	0.5
Phillips-Van Heusen	0.5

Holdings discussed in this report

as of 02/28/07 (%)
NBTY	0.5
Varian Semiconductor Equipment Associates	0.4
Massey Energy	0.3
New Century Financial	0.1

The information provided is calculated as a percentage of net assets.

■	Global Payment Technology, which makes systems that detect counterfeit paper currency—used primarily by the gaming industry, lost 24%. The stock was sold.

20

Fund Profile – Columbia Small Cap Index Fund

Summary

■	For the 11-month period ended February 28, 2007, the fund’s Class A shares returned 3.09% without sales charge.

■	A sharp market downturn in the final month of the period hampered the returns of small cap stocks.

■

Telecommunications, utilities, consumer staples and materials shares were the best performers for the fund and the index. Financials, technology and consumer discretionary stocks were weak during the period.

Portfolio Management

Vikram Kuriyan has co-managed the fund since January 2000. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11 month (cumulative) return as of 02/28/07

+3.09% Class A shares (without sales charge)

+3.56% S&P SmallCap 600 Index

Management Style

Equity

Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

21

Financial Statements – Index Funds (February 28, 2007)

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

22

Investment Portfolio – Columbia Large Cap Index Fund

February 28, 2007

Common Stocks – 97.5%

	Shares	Value ($)
Consumer Discretionary – 10.5%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. (a)(b)	36,630	901,831
Johnson Controls, Inc.	40,320	3,782,016

Auto Components Total		4,683,847

Automobiles – 0.4%
Ford Motor Co.	389,425	3,084,246
General Motors Corp. (b)	116,620	3,722,510
Harley-Davidson, Inc.	53,385	3,518,072

Automobiles Total		10,324,828

Distributors – 0.1%
Genuine Parts Co.	35,105	1,709,614

Distributors Total		1,709,614

Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	28,840	1,363,844
H&R Block, Inc.	66,480	1,447,934

Diversified Consumer Services Total		2,811,778

Hotels, Restaurants & Leisure – 1.6%
Carnival Corp.	91,690	4,256,250
Darden Restaurants, Inc.	30,250	1,239,040
Harrah’s Entertainment, Inc.	38,355	3,240,614
Hilton Hotels Corp.	79,740	2,814,822
International Game Technology, Inc.	69,970	2,886,262
Marriott International, Inc., Class A	69,240	3,317,288
McDonald’s Corp.	254,990	11,148,163
Starbucks Corp. (a)	155,860	4,816,074
Starwood Hotels & Resorts Worldwide, Inc.	43,725	2,877,105
Wendy’s International, Inc.	19,695	632,013
Wyndham Worldwide Corp. (a)	40,800	1,436,160
Yum! Brands, Inc.	54,625	3,164,972

Hotels, Restaurants & Leisure Total		41,828,763

Household Durables – 0.6%
Black & Decker Corp.	14,025	1,181,887
Centex Corp.	24,485	1,135,125
D.R. Horton, Inc.	56,920	1,444,060
Fortune Brands, Inc.	31,225	2,510,490
Harman International Industries, Inc.	13,500	1,338,660
KB Home	16,190	803,024
Leggett & Platt, Inc.	36,870	878,243
Lennar Corp., Class A	28,400	1,398,416
Newell Rubbermaid, Inc.	57,160	1,750,239
Pulte Homes, Inc.	43,590	1,288,520
Snap-On, Inc.	12,060	604,206

	Shares	Value ($)
Stanley Works	16,750	930,798
Whirlpool Corp.	16,169	1,426,268

Household Durables Total		16,689,936

Internet & Catalog Retail – 0.2%
Amazon.com, Inc. (a)	63,700	2,493,218
IAC/InterActiveCorp (a)	46,000	1,803,200

Internet & Catalog Retail Total		4,296,418

Leisure Equipment & Products – 0.2%
Brunswick Corp.	18,955	618,881
Eastman Kodak Co.	59,250	1,414,890
Hasbro, Inc.	32,715	925,507
Mattel, Inc.	78,620	2,044,906

Leisure Equipment & Products Total		5,004,184

Media – 3.5%
CBS Corp., Class B	161,125	4,890,144
Clear Channel Communications, Inc.	101,775	3,682,219
Comcast Corp., Class A (a)	643,509	16,551,051
DIRECTV Group, Inc. (a)	158,900	3,584,784
Dow Jones & Co., Inc. (b)	13,425	484,106
EW Scripps Co.	17,200	780,020
Gannett Co., Inc.	48,330	2,960,696
Interpublic Group of Companies, Inc. (a)(b)	90,954	1,145,111
McGraw-Hill Companies, Inc.	73,050	4,719,760
Meredith Corp.	7,970	466,006
New York Times Co., Class A (b)	29,650	733,244
News Corp., Class A	482,540	10,871,626
Omnicom Group, Inc.	35,255	3,652,771
Time Warner, Inc.	822,985	16,747,745
Tribune Co.	39,250	1,178,677
Univision Communications, Inc., Class A (a)	52,050	1,873,800
Viacom, Inc., Class B (a)	144,125	5,626,640
Walt Disney Co.	426,360	14,607,094

Media Total		94,555,494

Multiline Retail – 1.2%
Big Lots, Inc. (a)	22,595	565,553
Dillard’s, Inc., Class A	12,525	418,335
Dollar General Corp.	64,340	1,086,059
Family Dollar Stores, Inc.	31,290	906,471
Federated Department Stores, Inc.	108,268	4,835,249
J.C. Penney Co., Inc.	46,370	3,761,071
Kohl’s Corp. (a)	67,405	4,650,271
Nordstrom, Inc.	47,180	2,504,786
Sears Holdings Corp. (a)	17,090	3,080,473
Target Corp.	177,050	10,893,886

Multiline Retail Total		32,702,154

See Accompanying Notes to Financial Statements.

23

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Specialty Retail – 2.0%
AutoNation, Inc. (a)	30,825	676,917
AutoZone, Inc. (a)	10,485	1,313,666
Bed Bath & Beyond, Inc. (a)	58,225	2,322,595
Best Buy Co., Inc.	83,125	3,862,819
Circuit City Stores, Inc.	29,220	556,057
Gap, Inc.	108,580	2,083,650
Home Depot, Inc.	420,715	16,660,314
Limited Brands, Inc. (b)	70,515	1,951,855
Lowe’s Companies, Inc.	313,890	10,220,258
Office Depot, Inc. (a)	57,440	1,916,198
OfficeMax, Inc.	15,375	797,963
RadioShack Corp. (b)	27,965	698,286
Sherwin-Williams Co.	23,035	1,532,979
Staples, Inc.	148,962	3,875,991
Tiffany & Co.	27,875	1,213,678
TJX Companies, Inc.	93,805	2,579,637

Specialty Retail Total		52,262,863

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	75,740	3,574,928
Jones Apparel Group, Inc.	22,720	747,943
Liz Claiborne, Inc.	21,105	949,725
NIKE, Inc., Class B	38,715	4,044,556
Polo Ralph Lauren Corp.	12,600	1,095,948
V.F. Corp.	18,405	1,468,903

Textiles, Apparel & Luxury Goods Total		11,882,003

Consumer Discretionary Total		278,751,882

Consumer Staples – 9.1%
Beverages – 2.0%
Anheuser-Busch Companies, Inc.	158,495	7,778,935
Brown-Forman Corp., Class B	16,265	1,065,357
Coca-Cola Co.	420,335	19,621,238
Coca-Cola Enterprises, Inc.	57,110	1,147,340
Constellation Brands, Inc., Class A (a)	43,270	1,015,114
Molson Coors Brewing Co., Class B	9,425	795,847
Pepsi Bottling Group, Inc.	28,170	873,270
PepsiCo, Inc.	338,510	21,376,906

Beverages Total		53,674,007

Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	94,505	5,281,884
CVS Corp.	169,800	5,333,418
Kroger Co.	147,925	3,797,235
Safeway, Inc.	91,400	3,159,698
SUPERVALU, Inc.	42,446	1,568,804
Sysco Corp.	127,395	4,198,939

	Shares	Value ($)
Wal-Mart Stores, Inc.	506,880	24,482,304
Walgreen Co.	206,850	9,248,264
Whole Foods Market, Inc.	29,500	1,409,215

Food & Staples Retailing Total		58,479,761

Food Products – 1.1%
Archer-Daniels-Midland Co.	135,480	4,657,802
Campbell Soup Co. (b)	44,930	1,834,492
ConAgra Foods, Inc.	105,000	2,649,150
Dean Foods Co. (a)	27,600	1,243,104
General Mills, Inc.	70,700	3,984,652
H.J. Heinz Co.	67,935	3,116,178
Hershey Co.	35,875	1,897,070
Kellogg Co.	51,760	2,583,859
McCormick & Co., Inc.	27,085	1,037,085
Sara Lee Corp.	153,960	2,534,182
Tyson Foods, Inc., Class A	51,900	947,175
Wm. Wrigley Jr. Co.	45,275	2,254,695

Food Products Total		28,739,444

Household Products – 2.1%
Clorox Co.	31,250	1,980,000
Colgate-Palmolive Co.	106,015	7,141,170
Kimberly-Clark Corp.	94,470	6,434,352
Procter & Gamble Co.	653,246	41,474,589

Household Products Total		57,030,111

Personal Products – 0.2%
Avon Products, Inc.	91,605	3,358,239
Estee Lauder Companies, Inc., Class A	26,300	1,259,244

Personal Products Total		4,617,483

Tobacco – 1.5%
Altria Group, Inc.	432,015	36,410,224
Reynolds American, Inc.	35,340	2,157,507
UST, Inc.	33,140	1,924,109

Tobacco Total		40,491,840

Consumer Staples Total		243,032,646

Energy – 9.4%
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	66,070	4,301,818
BJ Services Co.	60,480	1,620,259
ENSCO International, Inc.	31,300	1,568,443
Halliburton Co.	207,270	6,400,498
Nabors Industries Ltd. (a)	61,750	1,850,030
National-Oilwell Varco, Inc. (a)	36,180	2,519,575
Noble Corp.	27,910	1,959,840
Rowan Companies, Inc.	22,805	698,517
Schlumberger Ltd.	242,850	15,250,980

See Accompanying Notes to Financial Statements.

24

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Energy Equipment & Services (continued)
Smith International, Inc.	41,100	1,685,100
Transocean, Inc. (a)	60,230	4,618,437
Weatherford International Ltd. (a)	70,000	2,810,500

Energy Equipment & Services Total		45,283,997

Oil, Gas & Consumable Fuels – 7.7%
Anadarko Petroleum Corp.	94,780	3,812,999
Apache Corp.	67,941	4,655,997
Chesapeake Energy Corp. (b)	85,700	2,612,993
Chevron Corp.	449,411	30,834,089
ConocoPhillips	339,267	22,194,847
CONSOL Energy, Inc.	37,600	1,341,192
Devon Energy Corp.	91,080	5,984,867
El Paso Corp.	145,360	2,090,277
EOG Resources, Inc.	50,190	3,399,871
Exxon Mobil Corp.	1,202,270	86,178,713
Hess Corp.	55,820	2,961,251
Kinder Morgan, Inc.	22,105	2,337,825
Marathon Oil Corp.	72,441	6,573,296
Murphy Oil Corp.	38,600	2,000,252
Occidental Petroleum Corp.	177,610	8,202,030
Peabody Energy Corp.	54,400	2,197,760
Spectra Energy Corp.	129,443	3,330,568
Sunoco, Inc.	25,400	1,638,808
Valero Energy Corp.	124,660	7,186,649
Williams Companies, Inc.	122,935	3,315,557
XTO Energy, Inc.	75,415	3,895,939

Oil, Gas & Consumable Fuels Total		206,745,780

Energy Total		252,029,777

Financials – 21.3%
Capital Markets – 3.7%
Ameriprise Financial, Inc.	49,845	2,913,939
Bank of New York Co., Inc.	157,545	6,399,478
Bear Stearns Companies, Inc.	24,145	3,675,835
Charles Schwab Corp.	210,855	3,896,600
E*TRADE Financial Corp. (a)	88,050	2,033,075
Federated Investors, Inc., Class B	18,590	664,964
Franklin Resources, Inc.	34,370	4,034,694
Goldman Sachs Group, Inc.	87,775	17,695,440
Janus Capital Group, Inc.	40,850	868,063
Legg Mason, Inc.	27,100	2,784,254
Lehman Brothers Holdings, Inc.	109,270	8,009,491
Mellon Financial Corp.	84,885	3,686,556
Merrill Lynch & Co., Inc.	182,235	15,249,425
Morgan Stanley	218,235	16,350,166

	Shares	Value ($)
Northern Trust Corp.	38,635	2,329,690
State Street Corp.	68,470	4,485,470
T. Rowe Price Group, Inc.	54,340	2,530,070

Capital Markets Total		97,607,210

Commercial Banks – 4.0%
BB&T Corp.	111,505	4,736,732
Comerica, Inc.	32,765	1,978,678
Commerce Bancorp, Inc. (b)	38,700	1,293,354
Compass Bancshares, Inc.	26,720	1,843,947
Fifth Third Bancorp	115,075	4,635,221
First Horizon National Corp. (b)	25,670	1,107,661
Huntington Bancshares, Inc. (b)	48,990	1,134,118
KeyCorp	82,745	3,122,796
M&T Bank Corp.	15,930	1,910,326
Marshall & Ilsley Corp.	52,585	2,499,365
National City Corp.	130,200	4,928,070
PNC Financial Services Group, Inc.	60,560	4,439,654
Regions Financial Corp.	150,305	5,383,925
SunTrust Banks, Inc.	72,970	6,152,101
Synovus Financial Corp.	66,965	2,167,657
U.S. Bancorp	362,350	12,921,401
Wachovia Corp.	392,932	21,756,645
Wells Fargo & Co.	695,950	24,149,465
Zions Bancorporation	22,040	1,881,775

Commercial Banks Total		108,042,891

Consumer Finance – 0.9%
American Express Co.	248,325	14,122,243
Capital One Financial Corp.	84,105	6,482,813
SLM Corp.	84,310	3,593,292

Consumer Finance Total		24,198,348

Diversified Financial Services – 5.4%
Bank of America Corp. (c)	925,734	47,092,089
Chicago Mercantile Exchange Holdings, Inc., Class A	7,200	3,881,736
CIT Group, Inc.	40,860	2,307,364
Citigroup, Inc.	1,012,885	51,049,404
JPMorgan Chase & Co.	715,117	35,326,780
Moody’s Corp.	48,410	3,133,095

Diversified Financial Services Total		142,790,468

Insurance – 4.7%
ACE Ltd.	67,150	3,771,144
AFLAC, Inc.	101,960	4,812,512
Allstate Corp.	128,875	7,740,233
Ambac Financial Group, Inc.	21,880	1,917,563
American International Group, Inc.	535,915	35,959,896
Aon Corp.	63,830	2,403,200

See Accompanying Notes to Financial Statements.

25

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance (continued)
Chubb Corp.	84,890	4,333,635
Cincinnati Financial Corp.	35,722	1,543,905
Genworth Financial, Inc., Class A	91,400	3,232,818
Hartford Financial Services Group, Inc.	65,350	6,179,496
Lincoln National Corp.	59,172	4,032,572
Loews Corp.	94,195	4,091,831
Marsh & McLennan Companies, Inc.	113,565	3,341,082
MBIA, Inc.	27,835	1,850,192
MetLife, Inc.	156,750	9,898,762
Principal Financial Group, Inc.	55,650	3,388,529
Progressive Corp.	157,040	3,600,927
Prudential Financial, Inc.	98,375	8,946,222
SAFECO Corp.	21,660	1,445,155
Torchmark Corp.	20,230	1,293,102
Travelers Companies, Inc.	142,256	7,226,605
UnumProvident Corp.	70,625	1,512,081
XL Capital Ltd., Class A	37,250	2,644,750

Insurance Total		125,166,212

Real Estate Investment Trusts (REITs) – 1.1%
Apartment Investment & Management Co., Class A	19,940	1,173,668
Archstone-Smith Trust	45,060	2,541,835
AvalonBay Communities, Inc.	16,200	2,228,472
Boston Properties, Inc.	24,100	2,894,410
Equity Residential Property Trust	60,260	3,060,605
Kimco Realty Corp.	46,600	2,342,116
Plum Creek Timber Co., Inc.	36,470	1,446,400
ProLogis Trust	50,995	3,372,299
Public Storage, Inc.	25,300	2,562,131
Simon Property Group, Inc.	45,625	5,143,763
Vornado Realty Trust	26,600	3,383,520

Real Estate Investment Trusts (REITs) Total		30,149,219

Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc., Class A (a)	38,100	1,269,492
Realogy Corp. (a)	44,200	1,307,436

Real Estate Management & Development Total		2,576,928

Thrifts & Mortgage Finance – 1.4%
Countrywide Financial Corp.	120,098	4,597,352
Fannie Mae	201,015	11,403,581
Freddie Mac	142,830	9,166,829
Hudson City Bancorp, Inc.	103,600	1,388,240

	Shares	Value ($)
MGIC Investment Corp.	17,115	1,032,890
Sovereign Bancorp, Inc.	74,118	1,872,962
Washington Mutual, Inc.	194,897	8,396,163

Thrifts & Mortgage Finance Total		37,858,017

Financials Total		568,389,293

Health Care – 11.9%
Biotechnology – 1.3%
Amgen, Inc. (a)	240,477	15,453,052
Biogen Idec, Inc. (a)	69,522	3,141,699
Celgene Corp. (a)	76,800	4,093,440
Genzyme Corp. (a)	54,180	3,348,324
Gilead Sciences, Inc. (a)	94,740	6,779,595
MedImmune, Inc. (a)	49,330	1,574,120

Biotechnology Total		34,390,230

Health Care Equipment & Supplies – 1.6%
Bausch & Lomb, Inc.	11,110	580,609
Baxter International, Inc.	134,955	6,749,099
Becton, Dickinson & Co.	50,880	3,866,371
Biomet, Inc.	50,480	2,136,818
Boston Scientific Corp. (a)	243,087	3,964,749
C.R. Bard, Inc.	21,255	1,696,149
Hospira, Inc. (a)	32,132	1,229,692
Medtronic, Inc.	237,330	11,951,939
St. Jude Medical, Inc. (a)	72,850	2,888,502
Stryker Corp.	61,300	3,801,826
Varian Medical Systems, Inc. (a)	26,600	1,222,270
Zimmer Holdings, Inc. (a)	49,205	4,149,458

Health Care Equipment & Supplies Total		44,237,482

Health Care Providers & Services – 2.5%
Aetna, Inc.	107,600	4,763,452
AmerisourceBergen Corp.	39,560	2,083,625
Cardinal Health, Inc.	83,460	5,849,711
Caremark Rx, Inc.	87,890	5,413,145
CIGNA Corp.	21,135	3,011,737
Coventry Health Care, Inc. (a)	32,850	1,787,697
Express Scripts, Inc. (a)	27,950	2,107,710
Health Management Associates, Inc., Class A (b)	49,630	990,615
Humana, Inc. (a)	34,240	2,048,922
Laboratory Corp. of America Holdings (a)	25,810	2,058,348
Manor Care, Inc.	15,290	819,238
McKesson Corp.	61,000	3,401,360
Medco Health Solutions, Inc. (a)	60,521	4,091,825
Patterson Companies, Inc. (a)(b)	28,600	954,668
Quest Diagnostics, Inc.	32,930	1,680,089

See Accompanying Notes to Financial Statements.

26

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Providers & Services (continued)
Tenet Healthcare Corp. (a)(b)	97,192	663,821
UnitedHealth Group, Inc.	277,640	14,492,808
WellPoint, Inc. (a)	127,780	10,144,454

Health Care Providers & Services Total		66,363,225

Health Care Technology – 0.0%
IMS Health, Inc. (b)	40,900	1,181,192

Health Care Technology Total		1,181,192

Life Sciences Tools & Services – 0.3%
Applera Corp. – Applied Biosystems Group	37,795	1,167,110
Millipore Corp. (a)	10,995	786,362
PerkinElmer, Inc.	25,335	600,440
Thermo Fisher Scientific, Inc. (a)	84,105	3,807,433
Waters Corp. (a)	20,945	1,136,476

Life Sciences Tools & Services Total		7,497,821

Pharmaceuticals – 6.2%
Abbott Laboratories	316,425	17,283,133
Allergan, Inc.	31,660	3,536,739
Barr Pharmaceuticals, Inc. (a)	21,900	1,160,700
Bristol-Myers Squibb Co.	405,445	10,699,693
Eli Lilly & Co.	202,955	10,683,551
Forest Laboratories, Inc. (a)	65,320	3,380,963
Johnson & Johnson	597,705	37,685,300
King Pharmaceuticals, Inc. (a)	50,115	934,645
Merck & Co., Inc.	447,575	19,764,912
Mylan Laboratories, Inc.	43,645	923,965
Pfizer, Inc.	1,486,375	37,099,920
Schering-Plough Corp.	305,575	7,174,901
Watson Pharmaceuticals, Inc. (a)	21,105	556,328
Wyeth	277,590	13,579,703

Pharmaceuticals Total		164,464,453

Health Care Total		318,134,403

Industrials – 10.6%
Aerospace & Defense – 2.4%
Boeing Co.	162,965	14,221,956
General Dynamics Corp.	83,420	6,378,293
Goodrich Corp.	25,720	1,261,566
Honeywell International, Inc.	168,345	7,817,942
L-3 Communications Holdings, Inc.	25,720	2,240,212
Lockheed Martin Corp.	73,405	7,140,838
Northrop Grumman Corp.	71,213	5,116,654
Raytheon Co.	91,690	4,910,000

	Shares	Value ($)
Rockwell Collins, Inc.	34,430	2,254,476
United Technologies Corp.	206,900	13,578,847

Aerospace & Defense Total		64,920,784

Air Freight & Logistics – 0.9%
FedEx Corp.	63,190	7,215,034
United Parcel Service, Inc., Class B	221,315	15,534,100

Air Freight & Logistics Total		22,749,134

Airlines – 0.1%
Southwest Airlines Co.	163,250	2,469,972

Airlines Total		2,469,972

Building Products – 0.2%
American Standard Companies, Inc.	35,755	1,894,658
Masco Corp.	81,285	2,426,357

Building Products Total		4,321,015

Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc. (a)	52,345	671,063
Avery Dennison Corp.	19,430	1,291,318
Cintas Corp.	28,150	1,136,697
Equifax, Inc.	25,785	998,395
Monster Worldwide, Inc. (a)	26,495	1,321,041
Pitney Bowes, Inc.	45,765	2,183,448
R.R. Donnelley & Sons Co.	44,725	1,618,151
Robert Half International, Inc.	34,590	1,351,431
Waste Management, Inc.	110,310	3,756,055

Commercial Services & Supplies Total		14,327,599

Construction & Engineering – 0.1%
Fluor Corp.	18,115	1,530,174

Construction & Engineering Total		1,530,174

Electrical Equipment – 0.4%
Cooper Industries Ltd., Class A	18,765	1,721,501
Emerson Electric Co.	165,390	7,126,655
Rockwell Automation, Inc.	35,105	2,179,670

Electrical Equipment Total		11,027,826

Industrial Conglomerates – 3.8%
3M Co.	151,830	11,247,566
General Electric Co. (d)	2,124,940	74,202,905
Textron, Inc.	25,885	2,388,927
Tyco International Ltd.	410,005	12,640,454

Industrial Conglomerates Total		100,479,852

Machinery – 1.5%
Caterpillar, Inc.	134,140	8,641,299
Cummins, Inc.	10,770	1,450,504
Danaher Corp.	48,860	3,500,330

See Accompanying Notes to Financial Statements.

27

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery (continued)
Deere & Co.	47,680	5,169,466
Dover Corp.	42,060	2,010,047
Eaton Corp.	30,700	2,487,007
Illinois Tool Works, Inc.	86,470	4,470,499
Ingersoll-Rand Co., Ltd., Class A	63,230	2,738,491
ITT Corp.	38,030	2,252,137
Paccar, Inc.	51,195	3,557,540
Pall Corp.	25,270	873,837
Parker Hannifin Corp.	24,295	2,001,665
Terex Corp. (a)	21,000	1,382,640

Machinery Total		40,535,462

Road & Rail – 0.7%
Burlington Northern Santa Fe Corp.	74,040	5,863,228
CSX Corp.	89,750	3,380,882
Norfolk Southern Corp.	81,780	3,876,372
Ryder System, Inc.	12,560	646,086
Union Pacific Corp.	55,595	5,483,335

Road & Rail Total		19,249,903

Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	15,115	1,166,122

Trading Companies & Distributors Total		1,166,122

Industrials Total		282,777,843

Information Technology – 14.6%
Communications Equipment – 2.6%
ADC Telecommunications, Inc. (a)	24,187	397,151
Avaya, Inc. (a)	93,580	1,149,162
Ciena Corp. (a)	17,418	548,144
Cisco Systems, Inc. (a)	1,251,850	32,472,989
Corning, Inc. (a)	322,460	6,652,350
JDS Uniphase Corp. (a)(b)	43,555	706,027
Juniper Networks, Inc. (a)	116,600	2,204,906
Motorola, Inc.	498,380	9,229,998
QUALCOMM, Inc.	340,640	13,720,979
Tellabs, Inc. (a)	91,050	954,204

Communications Equipment Total		68,035,910

Computers & Peripherals – 3.6%
Apple, Inc. (a)	175,290	14,831,287
Dell, Inc. (a)	468,225	10,698,941
EMC Corp.	453,970	6,332,881
Hewlett-Packard Co.	564,566	22,232,609
International Business Machines Corp.	310,500	28,879,605

	Shares	Value ($)
Lexmark International, Inc., Class A (a)	20,185	1,222,404
NCR Corp. (a)	36,770	1,698,774
Network Appliance, Inc. (a)	77,100	2,981,457
QLogic Corp. (a)	32,480	571,323
SanDisk Corp. (a)	46,400	1,689,888
Seagate Technology, Inc., Escrow Shares (e)	64,266	643
Sun Microsystems, Inc. (a)	725,505	4,447,346

Computers & Peripherals Total		95,587,158

Electronic Equipment & Instruments – 0.2%
Agilent Technologies, Inc. (a)	84,235	2,671,934
Jabil Circuit, Inc.	38,095	1,017,898
Molex, Inc.	29,265	858,343
Sanmina-SCI Corp. (a)	109,815	407,414
Solectron Corp. (a)	188,565	607,179
Tektronix, Inc.	17,015	486,799

Electronic Equipment & Instruments Total		6,049,567

Internet Software & Services – 1.4%
eBay, Inc. (a)	238,570	7,648,554
Google, Inc., Class A (a)	44,200	19,865,690
VeriSign, Inc. (a)	50,500	1,277,650
Yahoo!, Inc. (a)	252,310	7,786,287

Internet Software & Services Total		36,578,181

IT Services – 1.1%
Affiliated Computer Services, Inc., Class A (a)	20,410	1,060,708
Automatic Data Processing, Inc.	113,525	5,652,410
Cognizant Technology Solutions Corp., Class A (a)	29,200	2,633,840
Computer Sciences Corp. (a)(b)	35,420	1,874,781
Convergys Corp. (a)	28,425	731,091
Electronic Data Systems Corp.	106,575	2,986,231
Fidelity National Information Services, Inc.	33,400	1,534,730
First Data Corp.	157,845	4,029,783
Fiserv, Inc. (a)	35,720	1,891,731
Paychex, Inc.	69,760	2,834,349
Sabre Holdings Corp., Class A	27,310	882,932
Unisys Corp. (a)	70,995	602,747
Western Union Co.	158,045	3,424,835

IT Services Total		30,140,168

Office Electronics – 0.1%
Xerox Corp. (a)	199,025	3,437,162

Office Electronics Total		3,437,162

See Accompanying Notes to Financial Statements.

28

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment – 2.4%
Advanced Micro Devices, Inc. (a)	113,055	1,702,608
Altera Corp. (a)	74,575	1,574,278
Analog Devices, Inc.	70,475	2,554,719
Applied Materials, Inc.	286,355	5,317,612
Broadcom Corp., Class A (a)	96,650	3,294,799
Intel Corp.	1,188,575	23,593,214
KLA-Tencor Corp.	41,045	2,123,668
Linear Technology Corp.	61,640	2,045,832
LSI Logic Corp. (a)(b)	82,540	836,956
Maxim Integrated Products, Inc.	66,080	2,164,120
Micron Technology, Inc. (a)	155,555	1,844,882
National Semiconductor Corp.	59,460	1,523,365
Novellus Systems, Inc. (a)(b)	25,485	820,617
NVIDIA Corp. (a)	73,280	2,271,680
PMC-Sierra, Inc. (a)(b)	43,230	291,803
Teradyne, Inc. (a)	39,170	631,420
Texas Instruments, Inc.	305,870	9,469,735
Xilinx, Inc.	69,335	1,776,363

Semiconductors & Semiconductor Equipment Total		63,837,671

Software – 3.2%
Adobe Systems, Inc. (a)	120,270	4,720,597
Autodesk, Inc. (a)	47,790	1,966,559
BMC Software, Inc. (a)	42,300	1,305,378
CA, Inc.	84,704	2,206,539
Citrix Systems, Inc. (a)	37,205	1,198,001
Compuware Corp. (a)	66,890	612,044
Electronic Arts, Inc. (a)	63,590	3,206,208
Intuit, Inc. (a)	71,840	2,119,998
Microsoft Corp.	1,783,320	50,236,124
Novell, Inc. (a)	69,865	462,506
Oracle Corp. (a)	824,665	13,549,246
Symantec Corp. (a)	193,330	3,305,943

Software Total		84,889,143

Information Technology Total		388,554,960

Materials – 3.1%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	45,415	3,397,950
Ashland, Inc.	11,750	770,565
Dow Chemical Co.	196,925	8,625,315
E.I. du Pont de Nemours & Co.	189,595	9,621,946
Eastman Chemical Co.	16,950	1,002,084
Ecolab, Inc.	36,725	1,553,468
Hercules, Inc. (a)	23,370	471,139
International Flavors & Fragrances, Inc.	16,090	753,012

	Shares	Value ($)
Monsanto Co.	112,044	5,903,598
PPG Industries, Inc.	34,105	2,259,456
Praxair, Inc.	66,605	4,108,863
Rohm and Haas Co.	29,295	1,548,534
Sigma-Aldrich Corp.	27,200	1,115,200

Chemicals Total		41,131,130

Construction Materials – 0.1%
Vulcan Materials Co.	19,455	2,266,313

Construction Materials Total		2,266,313

Containers & Packaging – 0.2%
Ball Corp.	21,455	993,366
Bemis Co., Inc.	21,605	715,774
Pactiv Corp. (a)	27,450	883,890
Sealed Air Corp.	16,665	1,073,893
Temple-Inland, Inc.	22,020	1,316,796

Containers & Packaging Total		4,983,719

Metals & Mining – 1.0%
Alcoa, Inc.	178,760	5,972,372
Allegheny Technologies, Inc.	20,740	2,124,813
Freeport-McMoRan Copper & Gold, Inc., Class B	40,630	2,332,568
Newmont Mining Corp.	92,800	4,182,496
Nucor Corp.	62,280	3,790,984
Phelps Dodge Corp.	42,010	5,247,469
United States Steel Corp.	24,470	2,168,531

Metals & Mining Total		25,819,233

Paper & Forest Products – 0.3%
International Paper Co.	93,795	3,377,558
MeadWestvaco Corp.	37,395	1,138,677
Weyerhaeuser Co.	48,755	4,186,592

Paper & Forest Products Total		8,702,827

Materials Total		82,903,222

Telecommunication Services – 3.5%
Diversified Telecommunication Services – 2.9%
AT&T, Inc.	1,290,420	47,487,456
CenturyTel, Inc.	23,635	1,057,666
Citizens Communications Co. (b)	66,395	1,000,573
Embarq Corp.	30,857	1,707,935
Qwest Communications International, Inc. (a)(b)	331,485	2,943,587
Verizon Communications, Inc.	601,795	22,525,187
Windstream Corp.	98,280	1,479,114

Diversified Telecommunication Services Total		78,201,518

See Accompanying Notes to Financial Statements.

29

Columbia Large Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 0.6%
ALLTEL Corp.	77,030	4,667,248
Sprint Nextel Corp.	596,745	11,505,243

Wireless Telecommunication Services Total		16,172,491

Telecommunication Services Total		94,374,009

Utilities – 3.5%
Electric Utilities – 1.8%
Allegheny Energy, Inc. (a)	34,090	1,610,412
American Electric Power Co., Inc.	81,515	3,656,763
Duke Energy Corp.	258,887	5,097,485
Edison International	67,130	3,149,740
Entergy Corp.	42,685	4,213,009
Exelon Corp.	138,350	9,121,415
FirstEnergy Corp.	65,805	4,117,419
FPL Group, Inc.	83,330	4,922,303
Pinnacle West Capital Corp.	20,555	974,718
PPL Corp.	78,690	2,991,794
Progress Energy, Inc.	52,430	2,561,730
Southern Co.	153,115	5,481,517

Electric Utilities Total		47,898,305

Gas Utilities – 0.1%
Nicor, Inc. (b)	9,245	430,262
Questar Corp.	17,700	1,489,278

Gas Utilities Total		1,919,540

Independent Power Producers & Energy Traders – 0.4%
AES Corp. (a)	136,910	2,918,921
Constellation Energy Group, Inc.	37,155	2,922,984
Dynegy, Inc., Class A (a)	78,020	640,544
TXU Corp.	94,630	6,259,775

Independent Power Producers & Energy Traders Total		12,742,224

Multi-Utilities – 1.2%
Ameren Corp.	42,485	2,218,992
CenterPoint Energy, Inc. (b)	64,450	1,149,788
CMS Energy Corp.	45,825	799,646
Consolidated Edison, Inc.	52,980	2,573,768
Dominion Resources, Inc.	72,945	6,238,986
DTE Energy Co.	36,655	1,697,127
Integrys Energy Group, Inc. (b)	15,500	863,984
KeySpan Corp.	36,130	1,482,775
NiSource, Inc.	56,320	1,339,853
PG&E Corp.	71,875	3,336,437
Public Service Enterprise Group, Inc.	51,990	3,894,051

	Shares	Value ($)
Sempra Energy	54,040	3,245,102
TECO Energy, Inc.	43,110	722,955
Xcel Energy, Inc. (b)	83,905	1,982,675

Multi-Utilities Total		31,546,139

Utilities Total		94,106,208

Total Common Stocks (cost of $1,689,779,308)		2,603,054,243

Securities Lending Collateral – 1.0%
State Street Navigator Securities Lending Prime Portfolio (f)	25,136,070	25,136,070

Total Securities Lending Collateral (cost of $25,136,070)		25,136,070

	Par ($)
Short-Term Obligation – 2.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by a U.S. Government Agency Bond maturing 06/15/09, market value of $57,113,913 (repurchase proceeds $56,000,166)	55,992,000	55,992,000

Total Short-Term Obligation (cost of $55,992,000)		55,992,000

Total Investments – 100.6% (cost of $1,770,806,823) (g)		2,684,182,313

Other Assets & Liabilities, Net – (0.6)%		(15,156,659)

Net Assets – 100.0%		2,669,025,654

See Accompanying Notes to Financial Statements.

30

Columbia Large Cap Index Fund

February 28, 2007

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	All or a portion of this security was on loan at February 28, 2007. The market value of securities on loan at February 28, 2007 is $24,652,116.

(c)	Investments in affiliates during the eleven months ended February 28, 2007:

Security name: Bank of America Corp.
Shares as of 03/31/06:	947,334
Shares purchased:	46,100
Shares sold:	(67,700)
Shares as of 02/28/07:	925,734
Net realized gain:	$286,016
Dividend income earned:	$2,011,540
Value at end of period:	$47,092,089

(d)	Security pledged as collateral for open futures contracts.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)	Investment made with cash collateral received from securities lending activity.

(g)	Cost for federal income tax purposes is $1,822,323,048.

At February 28, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Financials	21.3
Information Technology	14.6
Health Care	11.9
Industrials	10.6
Consumer Discretionary	10.5
Energy	9.4
Consumer Staples	9.1
Telecommunication Services	3.5
Utilities	3.5
Materials	3.1

97.5
Securities Lending Collateral	1.0
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	(0.6)

100.0

At February 28, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	176	$61,991,600	$63,336,584	Mar-2007	$(1,344,984)

See Accompanying Notes to Financial Statements.

31

Investment Portfolio – Columbia Large Cap Enhanced Core Fund

February 28, 2007

Common Stocks – 97.3%

	Shares	Value ($)
Consumer Discretionary – 10.5%
Automobiles – 0.2%
General Motors Corp.	27,400	874,608
Harley-Davidson, Inc.	9,500	626,050

Automobiles Total		1,500,658

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	9,800	454,916
Darden Restaurants, Inc.	51,900	2,125,824
McDonald’s Corp.	39,200	1,713,824
Starbucks Corp. (a)	15,600	482,040
Wyndham Worldwide Corp. (a)	29,700	1,045,440
Yum! Brands, Inc.	61,800	3,580,692

Hotels, Restaurants & Leisure Total		9,402,736

Household Durables – 0.1%
Centex Corp.	14,200	658,312
Pulte Homes, Inc.	3,500	103,460

Household Durables Total		761,772

Leisure Equipment & Products – 0.4%
Hasbro, Inc.	72,900	2,062,341
Mattel, Inc.	15,800	410,958

Leisure Equipment & Products Total		2,473,299

Media – 4.8%
CBS Corp., Class B	103,700	3,147,295
Comcast Corp., Class A (a)	58,100	1,494,332
DIRECTV Group, Inc. (a)	354,900	8,006,544
Gannett Co., Inc.	4,000	245,040
McGraw-Hill Companies, Inc.	102,000	6,590,220
Omnicom Group, Inc.	57,000	5,905,770
Time Warner, Inc.	114,900	2,338,215
Viacom, Inc., Class B (a)	11,600	452,864
Walt Disney Co.	65,800	2,254,308

Media Total		30,434,588

Multiline Retail – 2.2%
Family Dollar Stores, Inc.	53,500	1,549,895
Federated Department Stores, Inc.	61,700	2,755,522
J.C. Penney Co., Inc.	28,100	2,279,191
Kohl’s Corp. (a)	51,700	3,566,783
Nordstrom, Inc.	37,700	2,001,493
Sears Holdings Corp. (a)	9,500	1,712,375

Multiline Retail Total		13,865,259

Specialty Retail – 1.1%
Home Depot, Inc.	80,000	3,168,000
Office Depot, Inc. (a)	60,100	2,004,936
OfficeMax, Inc.	21,100	1,095,090
Sherwin-Williams Co.	5,400	359,370

Specialty Retail Total		6,627,396

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	35,900	1,181,828

Textiles, Apparel & Luxury Goods Total		1,181,828

Consumer Discretionary Total		66,247,536

Consumer Staples – 9.2%
Beverages – 1.7%
Anheuser-Busch Companies, Inc.	36,000	1,766,880
Coca-Cola Co.	104,300	4,868,724
PepsiCo, Inc.	63,900	4,035,285

Beverages Total		10,670,889

Food & Staples Retailing – 1.3%
Costco Wholesale Corp.	6,000	335,340
Kroger Co.	57,500	1,476,025
Safeway, Inc.	41,300	1,427,741
Sysco Corp.	60,400	1,990,784
Wal-Mart Stores, Inc.	56,200	2,714,460
Walgreen Co.	5,200	232,492

Food & Staples Retailing Total		8,176,842

Food Products – 1.9%
Campbell Soup Co.	69,500	2,837,685
ConAgra Foods, Inc.	69,100	1,743,393
H.J. Heinz Co.	47,000	2,155,890
Kellogg Co.	4,800	239,616
Sara Lee Corp.	295,700	4,867,222

Food Products Total		11,843,806

Household Products – 1.7%
Clorox Co.	24,100	1,526,976
Procter & Gamble Co.	144,200	9,155,258

Household Products Total		10,682,234

Personal Products – 0.2%
Estee Lauder Companies, Inc., Class A	20,300	971,964

Personal Products Total		971,964

Tobacco – 2.4%
Altria Group, Inc.	102,100	8,604,988
Reynolds American, Inc.	109,000	6,654,450

Tobacco Total		15,259,438

Consumer Staples Total		57,605,173

Energy – 9.4%
Energy Equipment & Services – 0.6%
BJ Services Co.	120,200	3,220,158
Halliburton Co.	16,200	500,256

Energy Equipment & Services Total		3,720,414

See Accompanying Notes to Financial Statements.

32

Columbia Large Cap Enhanced Core Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels – 8.8%
Chevron Corp.	147,100	10,092,531
ConocoPhillips	78,700	5,148,554
Devon Energy Corp.	18,900	1,241,919
Exxon Mobil Corp.	325,500	23,331,840
Marathon Oil Corp.	93,500	8,484,190
Occidental Petroleum Corp.	37,600	1,736,368
Sunoco, Inc.	27,400	1,767,848
Valero Energy Corp.	56,500	3,257,225

Oil, Gas & Consumable Fuels Total		55,060,475

Energy Total		58,780,889

Financials – 21.1%
Capital Markets – 5.9%
Ameriprise Financial, Inc.	14,900	871,054
Bank of New York Co., Inc.	19,800	804,276
Bear Stearns Companies, Inc.	18,700	2,846,888
Charles Schwab Corp.	56,200	1,038,576
Goldman Sachs Group, Inc.	39,200	7,902,720
Lehman Brothers Holdings, Inc.	77,900	5,710,070
Merrill Lynch & Co., Inc.	113,400	9,489,312
Morgan Stanley	109,600	8,211,232

Capital Markets Total		36,874,128

Commercial Banks – 4.2%
BB&T Corp.	36,400	1,546,272
Comerica, Inc.	26,100	1,576,179
Fifth Third Bancorp	54,000	2,175,120
KeyCorp	36,500	1,377,510
National City Corp.	36,900	1,396,665
U.S. Bancorp	105,400	3,758,564
Wachovia Corp.	95,362	5,280,194
Wells Fargo & Co.	268,100	9,303,070

Commercial Banks Total		26,413,574

Consumer Finance – 0.6%
American Express Co.	62,000	3,525,940

Consumer Finance Total		3,525,940

Diversified Financial Services – 3.2%
Citigroup, Inc.	240,700	12,131,280
JPMorgan Chase & Co.	161,900	7,997,860

Diversified Financial Services Total		20,129,140

Insurance – 4.4%
ACE Ltd.	71,800	4,032,288
Allstate Corp.	76,400	4,588,584
American International Group, Inc.	127,500	8,555,250
Chubb Corp.	30,300	1,546,815
Genworth Financial, Inc., Class A	53,600	1,895,832

	Shares	Value ($)
MBIA, Inc.	4,500	299,115
MetLife, Inc.	24,600	1,553,490
Principal Financial Group, Inc.	12,900	785,481
Prudential Financial, Inc.	27,600	2,509,944
SAFECO Corp.	26,300	1,754,736
Travelers Companies, Inc.	3,300	167,640

Insurance Total		27,689,175

Real Estate Investment Trusts (REITs) – 0.7%
Apartment Investment & Management Co., Class A	7,800	459,108
Archstone-Smith Trust	40,000	2,256,400
AvalonBay Communities, Inc.	4,900	674,044
Equity Residential Property Trust	3,000	152,370
Plum Creek Timber Co., Inc.	28,300	1,122,378

Real Estate Investment Trusts (REITs) Total		4,664,300

Real Estate Management & Development – 0.0%
Realogy Corp. (a)	6,800	201,144

Real Estate Management & Development Total		201,144

Thrifts & Mortgage Finance – 2.1%
Countrywide Financial Corp.	114,200	4,371,576
Fannie Mae	23,600	1,338,828
Freddie Mac	48,300	3,099,894
MGIC Investment Corp.	3,000	181,050
Washington Mutual, Inc.	93,900	4,045,212

Thrifts & Mortgage Finance Total		13,036,560

Financials Total		132,533,961

Health Care – 11.9%
Biotechnology – 2.4%
Amgen, Inc. (a)	157,700	10,133,802
Biogen Idec, Inc. (a)	47,300	2,137,487
Gilead Sciences, Inc. (a)	41,600	2,976,896

Biotechnology Total		15,248,185

Health Care Equipment & Supplies – 0.8%
Baxter International, Inc.	58,400	2,920,584
C.R. Bard, Inc.	6,100	486,780
Medtronic, Inc.	39,000	1,964,040

Health Care Equipment & Supplies Total		5,371,404

Health Care Providers & Services – 2.9%
Aetna, Inc.	69,100	3,059,057
AmerisourceBergen Corp.	32,000	1,685,440
Caremark Rx, Inc.	45,400	2,796,186
Coventry Health Care, Inc. (a)	33,000	1,795,860
Humana, Inc. (a)	29,200	1,747,328

See Accompanying Notes to Financial Statements.

33

Columbia Large Cap Enhanced Core Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Providers & Services (continued)
McKesson Corp.	9,400	524,144
UnitedHealth Group, Inc.	28,500	1,487,700
WellPoint, Inc. (a)	61,400	4,874,546

Health Care Providers & Services Total		17,970,261

Health Care Technology – 0.2%
IMS Health, Inc. (b)	46,200	1,334,256

Health Care Technology Total		1,334,256

Life Sciences Tools & Services – 0.3%
Applera Corp. – Applied Biosystems Group	27,200	839,936
Waters Corp. (a)	19,600	1,063,496

Life Sciences Tools & Services Total		1,903,432

Pharmaceuticals – 5.3%
Bristol-Myers Squibb Co.	51,400	1,356,446
Forest Laboratories, Inc. (a)	138,900	7,189,464
Johnson & Johnson	174,600	11,008,530
King Pharmaceuticals, Inc. (a)	11,800	220,070
Merck & Co., Inc.	44,100	1,947,456
Pfizer, Inc.	457,300	11,414,208

Pharmaceuticals Total		33,136,174

Health Care Total		74,963,712

Industrials – 10.5%
Aerospace & Defense – 2.9%
Boeing Co.	44,400	3,874,788
General Dynamics Corp.	8,100	619,326
L-3 Communications Holdings, Inc.	28,900	2,517,190
Lockheed Martin Corp.	35,000	3,404,800
Northrop Grumman Corp.	29,500	2,119,575
Raytheon Co.	40,000	2,142,000
United Technologies Corp.	54,500	3,576,835

Aerospace & Defense Total		18,254,514

Air Freight & Logistics – 0.7%
United Parcel Service, Inc., Class B	63,700	4,471,103

Air Freight & Logistics Total		4,471,103

Airlines – 0.0%
Southwest Airlines Co.	1,300	19,669

Airlines Total		19,669

Building Products – 0.2%
Masco Corp.	35,200	1,050,720

Building Products Total		1,050,720

	Shares	Value ($)
Commercial Services & Supplies – 1.3%
Avery Dennison Corp.	21,600	1,435,536
Equifax, Inc.	21,600	836,352
R.R. Donnelley & Sons Co.	28,800	1,041,984
Robert Half International, Inc.	5,600	218,792
Waste Management, Inc.	133,600	4,549,080

Commercial Services & Supplies Total		8,081,744

Electrical Equipment – 0.6%
Cooper Industries Ltd., Class A	15,600	1,431,144
Emerson Electric Co.	51,800	2,232,062

Electrical Equipment Total		3,663,206

Industrial Conglomerates – 2.8%
3M Co.	2,600	192,608
General Electric Co. (c)	395,400	13,807,368
Tyco International Ltd.	120,000	3,699,600

Industrial Conglomerates Total		17,699,576

Machinery – 1.6%
Caterpillar, Inc.	900	57,978
Cummins, Inc.	23,700	3,191,916
Danaher Corp.	44,500	3,187,980
Dover Corp.	7,000	334,530
Ingersoll-Rand Co., Ltd., Class A	67,200	2,910,432
Terex Corp. (a)	5,600	368,704

Machinery Total		10,051,540

Road & Rail – 0.4%
Norfolk Southern Corp.	32,300	1,531,020
Ryder System, Inc.	18,600	956,784

Road & Rail Total		2,487,804

Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	400	30,860

Trading Companies & Distributors Total		30,860

Industrials Total		65,810,736

Information Technology – 14.7%
Communications Equipment – 2.2%
Cisco Systems, Inc. (a)	463,300	12,018,002
Motorola, Inc.	106,500	1,972,380
QUALCOMM, Inc.	1,400	56,392

Communications Equipment Total		14,046,774

Computers & Peripherals – 4.1%
Dell, Inc. (a)	279,800	6,393,430
Hewlett-Packard Co.	175,300	6,903,314
International Business Machines Corp.	98,100	9,124,281

See Accompanying Notes to Financial Statements.

34

Columbia Large Cap Enhanced Core Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Computers & Peripherals (continued)
Lexmark International, Inc., Class A (a)	58,800	3,560,928
Seagate Technology, Inc., Escrow Shares (d)	97,200	972

Computers & Peripherals Total		25,982,925

Internet Software & Services – 0.1%
eBay, Inc. (a)	12,300	394,338

Internet Software & Services Total		394,338

IT Services – 0.3%
Fiserv, Inc. (a)	33,500	1,774,160

IT Services Total		1,774,160

Semiconductors & Semiconductor Equipment – 3.3%
Applied Materials, Inc.	431,700	8,016,669
Intel Corp.	309,600	6,145,560
Novellus Systems, Inc. (a)(b)	47,500	1,529,500
NVIDIA Corp. (a)	14,000	434,000
Texas Instruments, Inc.	139,500	4,318,920

Semiconductors & Semiconductor Equipment Total		20,444,649

Software – 4.7%
Autodesk, Inc. (a)	56,300	2,316,745
BMC Software, Inc. (a)	55,700	1,718,902
Microsoft Corp. (c)	607,600	17,116,092
Oracle Corp. (a)	282,600	4,643,118
Symantec Corp. (a)	218,700	3,739,770

Software Total		29,534,627

Information Technology Total		92,177,473

Materials – 3.2%
Chemicals – 0.6%
Ashland, Inc.	1,700	111,486
Dow Chemical Co.	70,300	3,079,140
International Flavors & Fragrances, Inc.	4,500	210,600
PPG Industries, Inc.	7,200	477,000

Chemicals Total		3,878,226

Construction Materials – 0.1%
Vulcan Materials Co.	2,400	279,576

Construction Materials Total		279,576

Containers & Packaging – 0.3%
Pactiv Corp. (a)	65,000	2,093,000

Containers & Packaging Total		2,093,000

	Shares	Value ($)
Metals & Mining – 1.8%
Nucor Corp.	52,600	3,201,762
Phelps Dodge Corp.	66,900	8,356,479

Metals & Mining Total		11,558,241

Paper & Forest Products – 0.4%
International Paper Co.	66,700	2,401,867

Paper & Forest Products Total		2,401,867

Materials Total		20,210,910

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 2.9%
AT&T, Inc.	317,800	11,695,040
CenturyTel, Inc. (b)	28,100	1,257,475
Verizon Communications, Inc.	137,000	5,127,910

Diversified Telecommunication Services Total		18,080,425

Wireless Telecommunication Services – 0.5%
ALLTEL Corp.	47,000	2,847,730
Sprint Nextel Corp.	27,400	528,272

Wireless Telecommunication Services Total		3,376,002

Telecommunication Services Total		21,456,427

Utilities – 3.4%
Electric Utilities – 2.0%
Duke Energy Corp.	39,800	783,662
Edison International	53,900	2,528,988
Exelon Corp.	57,300	3,777,789
FirstEnergy Corp.	59,300	3,710,401
Progress Energy, Inc.	36,600	1,788,276

Electric Utilities Total		12,589,116

Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc.	21,000	1,652,070
Dynegy, Inc., Class A (a)	36,600	300,486
TXU Corp.	9,100	601,965

Independent Power Producers & Energy Traders Total		2,554,521

Multi-Utilities – 1.0%
CenterPoint Energy, Inc. (b)	700	12,488
DTE Energy Co.	29,100	1,347,330
NiSource, Inc.	45,600	1,084,824
PG&E Corp.	40,000	1,856,800
Public Service Enterprise Group, Inc.	26,100	1,954,890

Multi-Utilities Total		6,256,332

Utilities Total		21,399,969

Total Common Stocks (cost of $531,583,952)		611,186,786

See Accompanying Notes to Financial Statements.

35

Columbia Large Cap Enhanced Core Fund

February 28, 2007

	Shares	Value ($)
Purchased Call Option – 0.0%
Univision Communications, Inc. Mar 35 Call
Strike Price: $35.00
Expiring: 03/17/07	180,000	180,000

Total Purchase Call Option (cost of $138,600)		180,000

	Par ($)
Purchased Put Options – 0.0%
1 Year Interest Rate Swap
3 month LIBOR
Strike Price: 5.30%
Expiring: 04/10/07	50,000,000	18,315
1 Year Interest Rate Swap
3 month LIBOR
Strike Price: 5.50%
Expiring: 04/10/07	50,000,000	2,590

Total Purchased Put Options (cost of $62,000)		20,905

	Shares
Securities Lending Collateral – 0.4%
State Street Navigator Securities Lending Prime Portfolio (e)	2,579,336	2,579,336

Total Securities Lending Collateral (cost of $2,579,336)		2,579,336

	Par ($)
Short-Term Obligation – 6.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by a U.S. Government Agency Bond maturing 04/13/09, market value of $39,361,800 (repurchase proceeds $38,594,628)	38,589,000	38,589,000

Total Short-Term Obligation (cost of $38,589,000)		38,589,000

Total Investments – 103.9% (cost of $572,952,888)(f)		652,556,027

Other Assets & Liabilities, Net – (3.9)%		(24,338,819)

Net Assets – 100.0%		628,217,208

See Accompanying Notes to Financial Statements.

36

Columbia Large Cap Enhanced Core Fund

February 28, 2007

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	All or a portion of this security was on loan at February 28, 2007. The total market value of securities on loan at February 28, 2007 is $2,532,875.

(c)	A portion of this security with a market value of $6,269,400 is pledged as collateral for open futures contracts.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)	Investment made with cash collateral received from securities lending activity.

(f)	Cost for federal income tax purposes is $579,493,324.

At February 28, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Financials	21.1
Information Technology	14.7
Health Care	11.9
Consumer Discretionary	10.5
Industrials	10.5
Energy	9.4
Consumer Staples	9.2
Telecommunication Services	3.4
Utilities	3.4
Materials	3.2

	97.3
Purchased Call Option	0.0	*
Purchased Put Options	0.0	*
Securities Lending Collateral	0.4
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	(3.9)

	100.0

* Rounds to less than 0.1%.

At February 28, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	49	$17,418,482	$17,259,025	Mar-2007	$(159,457)

At February 28, 2007, the Fund held the following written options:

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount	Premium	Value	Net Unrealized Depreciation
Put-OTC	IXIS Capital Markets	5.40%*	04/10/07	$100,000,000	$53,000	$15,080	$(37,920)

* The Fund will pay a floating rate based on 3-month LIBOR

At February 28, 2007, the Fund held the following open long and short volatility swap contracts:

Notional Amount	Start Date	Expiration Date	Counterparty	Variance Level	Reference Index/Security	Net Unrealized Appreciation (Depreciation)
Held Long
$4,587,200	10/24/06	04/20/07	Citigroup	23.5	Intel Corp.	$(62,331)
$6,024,100	10/23/06	04/20/07	Citigroup	23.5	Merrill Lynch & Co., Inc.	63,199

						$868

Sold Short
$19,230,800	10/24/06	04/20/07	Citigroup	14.0	S&P 500 Index	$73,000
$15,384,615	10/23/06	04/20/07	Citigroup	14.0	S&P 500 Index	61,831

						$134,831

						$135,699

At February 28, 2007, the Fund held the following forward swap contracts:

Notional Amount	Effective Date	Expiration Date	Counterparty	Receive(Pay)		Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
$60,000,000	01/05/07	01/11/10	IXIS	Rec		5.0750%	BBA Libor	$78,491
$14,500,000	01/05/07	01/11/10	IXIS	(Pay	)	5.2600%	BBA Libor	(32,402)

								$46,089

See Accompanying Notes to Financial Statements.

37

Columbia Large Cap Enhanced Core Fund

February 28, 2007

At February 28, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	In Exchange For	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	USD	$1,000,000	$1,010,549	03/05/07	$10,549
EUR	HUF	1,032,833	1,032,766	03/02/07	(67)
EUR	CHF	996,956	1,019,984	03/05/07	23,028
EUR	JPY	996,956	1,019,984	03/05/07	23,028
GBP	EUR	998,367	998,312	03/05/07	(55)
HUF	EUR	1,005,598	1,036,490	03/02/07	30,892
IDR	USD	1,000,000	1,000,602	03/05/07	602
TRY	USD	1,000,000	1,020,505	03/01/07	20,505
TWD	USD	1,001,215	999,745	03/05/07	(1,470)

					$107,012

Forward Currency Contracts to Sell	In Exchange For	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	USD	$1,009,414	$1,010,550	03/05/07	$(1,136)
CHF	EUR	996,956	1,019,699	03/05/07	(22,743)
EUR	HUF	1,005,598	1,023,956	03/02/07	(18,358)
EUR	USD	8,794	8,810	03/02/07	(16)
EUR	GBP	998,367	1,019,984	03/05/07	(21,617)
HUF	EUR	1,032,833	1,036,489	03/02/07	(3,656)
IDR	USD	996,401	1,000,602	03/05/07	(4,201)
JPY	USD	1,000,000	1,018,128	03/05/07	(18,128)
JPY	EUR	996,956	1,018,442	03/05/07	(21,486)
TRY	USD	1,015,130	1,020,505	03/01/07	(5,375)
TWD	USD	1,000,000	999,745	03/05/07	255

					$(116,461)

					(9,449)

Acronym	Name
BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar

See Accompanying Notes to Financial Statements.

38

Investment Portfolio – Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks – 98.8%

	Shares	Value ($)
Consumer Discretionary – 15.0%
Auto Components – 1.0%
ArvinMeritor, Inc. (a)	125,950	2,299,847
Bandag, Inc.	20,450	1,034,361
BorgWarner, Inc.	102,650	7,559,146
Gentex Corp.	255,450	4,268,569
Lear Corp. (b)	120,175	4,436,861
Modine Manufacturing Co. (a)	58,425	1,441,345

Auto Components Total		21,040,129

Automobiles – 0.1%
Thor Industries, Inc. (a)	62,625	2,620,230

Automobiles Total		2,620,230

Diversified Consumer Services – 1.5%
Career Education Corp. (b)	169,050	5,000,499
Corinthian Colleges, Inc. (a)(b)	154,000	2,148,300
DeVry, Inc. (a)	106,125	2,933,295
ITT Educational Services, Inc. (b)	57,525	4,600,850
Laureate Education, Inc. (b)	91,725	5,474,148
Regis Corp. (a)	80,375	3,382,180
Sotheby’s	100,225	3,644,181
Strayer Education, Inc.	25,600	3,017,984

Diversified Consumer Services Total		30,201,437

Hotels, Restaurants & Leisure – 1.8%
Applebee’s International, Inc. (a)	132,412	3,384,451
Bob Evans Farms, Inc. (a)	65,325	2,362,152
Boyd Gaming Corp.	75,600	3,543,372
Brinker International, Inc.	219,062	7,450,299
CBRL Group, Inc.	46,325	2,161,524
Cheesecake Factory, Inc. (a)(b)	138,800	3,787,852
International Speedway Corp., Class A	63,725	3,390,170
OSI Restaurant Partners, Inc.	132,775	5,311,000
Ruby Tuesday, Inc. (a)	104,475	3,061,117
Scientific Games Corp., Class A (a)(b)	119,300	3,901,110

Hotels, Restaurants & Leisure Total		38,353,047

Household Durables – 1.6%
American Greetings Corp., Class A (a)	101,350	2,373,617
Beazer Homes USA, Inc. (a)	69,800	2,754,308
Blyth Industries, Inc.	44,800	918,400
Furniture Brands International, Inc.	86,175	1,382,247
Hovnanian Enterprises, Inc., Class A (a)(b)	64,950	2,019,945
M.D.C. Holdings, Inc.	61,800	3,155,508
Mohawk Industries, Inc. (a)(b)	95,450	8,353,784
Ryland Group, Inc. (a)	75,950	3,658,511

	Shares	Value ($)
Toll Brothers, Inc. (b)	224,450	6,702,077
Tupperware Brands Corp.	107,875	2,525,354

Household Durables Total		33,843,751

Internet & Catalog Retail – 0.1%
NetFlix, Inc. (a)(b)	107,500	2,421,975

Internet & Catalog Retail Total		2,421,975

Leisure Equipment & Products – 0.1%
Callaway Golf Co. (a)	110,850	1,673,835

Leisure Equipment & Products Total		1,673,835

Media – 1.5%
Belo Corp., Class A	156,625	2,919,490
Catalina Marketing Corp. (a)	64,900	2,031,370
Entercom Communications Corp., Class A	49,975	1,428,785
Harte-Hanks, Inc. (a)	86,425	2,372,366
John Wiley & Sons, Inc., Class A	78,600	3,026,886
Lee Enterprises, Inc. (a)	81,850	2,607,741
Media General, Inc., Class A (a)	42,950	1,762,668
Reader’s Digest Association, Inc. (a)	169,425	2,875,142
Scholastic Corp. (a)(b)	46,000	1,600,340
Valassis Communications, Inc. (b)	85,250	1,418,560
Washington Post Co., Class B	10,125	7,755,750
Westwood One, Inc. (a)	125,050	854,092

Media Total		30,653,190

Multiline Retail – 0.6%
99 Cents Only Stores (b)	83,151	1,241,444
Dollar Tree Stores, Inc. (b)	182,950	6,240,425
Saks, Inc.	247,675	4,785,081

Multiline Retail Total		12,266,950

Specialty Retail – 6.3%
Abercrombie & Fitch Co., Class A	157,325	12,298,095
Advance Auto Parts, Inc.	187,700	7,066,905
Aeropostale, Inc. (b)	93,750	3,435,000
American Eagle Outfitters, Inc.	357,799	11,109,659
AnnTaylor Stores Corp. (b)	128,025	4,543,607
Barnes & Noble, Inc.	91,250	3,735,775
Borders Group, Inc.	105,975	2,265,746
CarMax, Inc. (b)	190,475	10,038,032
Charming Shoppes, Inc. (b)	219,900	2,742,153
Chico’s FAS, Inc. (a)(b)	313,400	7,029,562
Claire’s Stores, Inc.	165,925	5,332,830
Coldwater Creek, Inc. (a)(b)	107,900	1,985,360
Dick’s Sporting Goods, Inc. (a)(b)	67,100	3,512,014
Foot Locker, Inc.	277,525	6,305,368
GameStop Corp., Class A (b)	135,200	7,087,184
O’Reilly Automotive, Inc. (b)	202,650	6,977,240

See Accompanying Notes to Financial Statements.

39

Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Specialty Retail (continued)
Pacific Sunwear of California, Inc. (b)	123,875	2,229,750
Payless Shoesource, Inc. (b)	117,700	3,636,930
PETsMART, Inc.	242,000	7,335,020
Rent-A-Center, Inc. (b)	124,925	3,537,876
Ross Stores, Inc. (a)	249,250	8,167,922
Urban Outfitters, Inc. (a)(b)	199,750	4,957,795
Williams-Sonoma, Inc.	200,025	6,752,844

Specialty Retail Total		132,082,667

Textiles, Apparel & Luxury Goods – 0.4%
Hanesbrands, Inc. (b)	171,700	4,912,337
Timberland Co., Class A (b)	90,150	2,444,868

Textiles, Apparel & Luxury Goods Total		7,357,205

Consumer Discretionary Total		312,514,416

Consumer Staples – 2.4%
Beverages – 0.3%
Hansen Natural Corp. (a)(b)	108,500	3,797,500
PepsiAmericas, Inc.	108,200	2,305,742

Beverages Total		6,103,242

Food & Staples Retailing – 0.3%
BJ’s Wholesale Club, Inc. (b)	114,750	3,704,130
Ruddick Corp. (a)	63,950	1,811,704

Food & Staples Retailing Total		5,515,834

Food Products – 0.9%
Hormel Foods Corp.	130,425	4,760,512
J. M. Smucker Co.	101,275	5,023,240
Lancaster Colony Corp. (a)	42,025	1,779,759
Smithfield Foods, Inc. (a)(b)	177,525	5,185,505
Tootsie Roll Industries, Inc. (a)	46,954	1,418,950

Food Products Total		18,167,966

Household Products – 0.7%
Church & Dwight Co., Inc.	116,300	5,576,585
Energizer Holdings, Inc. (a)(b)	101,475	8,718,732

Household Products Total		14,295,317

Personal Products – 0.1%
Alberto-Culver Co.	142,500	3,156,375

Personal Products Total		3,156,375

Tobacco – 0.1%
Universal Corp. (a)	45,925	2,418,870

Tobacco Total		2,418,870

Consumer Staples Total		49,657,604

	Shares	Value ($)
Energy – 7.4%
Energy Equipment & Services – 2.8%
Cameron International Corp. (b)	198,300	11,241,627
FMC Technologies, Inc. (b)	121,325	7,980,758
Grant Prideco, Inc. (b)	228,300	9,910,503
Hanover Compressor Co. (a)(b)	184,106	4,041,127
Helmerich & Payne, Inc.	187,600	5,102,720
Patterson-UTI Energy, Inc.	283,325	6,315,314
Pride International, Inc. (b)	292,525	8,424,720
Tidewater, Inc. (a)	102,475	5,325,626

Energy Equipment & Services Total		58,342,395

Oil, Gas & Consumable Fuels – 4.6%
Arch Coal, Inc.	253,250	7,886,205
Cimarex Energy Co.	147,700	5,156,207
Denbury Resources, Inc. (b)	214,000	6,171,760
Encore Acquisition Co. (b)	94,400	2,291,088
Forest Oil Corp. (a)(b)	97,650	3,115,035
Frontier Oil Corp.	197,100	5,824,305
Newfield Exploration Co. (b)	230,000	9,940,600
Noble Energy, Inc.	309,950	17,843,821
Overseas Shipholding Group, Inc. (a)	52,925	3,206,197
Pioneer Natural Resources Co. (a)	218,650	8,407,092
Plains Exploration & Production Co. (b)	136,825	6,243,325
Pogo Producing Co. (a)	104,125	4,976,134
Quicksilver Resources, Inc. (a)(b)	98,200	3,787,574
Southwestern Energy Co. (b)	300,100	11,703,900

Oil, Gas & Consumable Fuels Total		96,553,243

Energy Total		154,895,638

Financials – 17.9%
Capital Markets – 2.4%
A.G. Edwards, Inc. (a)	135,525	8,702,060
Eaton Vance Corp.	226,600	7,860,754
Investors Financial Services Corp.	117,775	6,894,548
Jefferies Group, Inc. (a)	180,250	4,875,763
Nuveen Investments, Inc., Class A	140,400	6,836,076
Raymond James Financial, Inc.	161,480	4,860,548
SEI Investments Co.	112,850	6,821,783
Waddell & Reed Financial, Inc., Class A	150,050	3,658,219

Capital Markets Total		50,509,751

Commercial Banks – 3.2%
Associated Banc Corp.	232,362	8,035,078
Bank of Hawaii Corp.	88,675	4,586,271
Cathay General Bancorp (a)	92,400	3,135,132

See Accompanying Notes to Financial Statements.

40

Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
City National Corp.	71,250	5,142,825
Colonial BancGroup, Inc.	272,800	7,046,424
Cullen/Frost Bankers, Inc.	106,550	5,762,224
FirstMerit Corp. (a)	142,825	3,063,596
Greater Bay Bancorp	91,000	2,438,800
Mercantile Bankshares Corp.	223,750	10,534,150
SVB Financial Group (b)	61,200	2,955,960
TCF Financial Corp.	200,825	5,309,813
Westamerica Bancorporation (a)	54,850	2,693,135
Wilmington Trust Corp.	122,025	5,201,926

Commercial Banks Total		65,905,334

Consumer Finance – 0.2%
AmeriCredit Corp. (a)(b)	205,950	5,029,299

Consumer Finance Total		5,029,299

Diversified Financial Services – 0.4%
Leucadia National Corp. (a)	289,300	8,190,083

Diversified Financial Services Total		8,190,083

Insurance – 4.5%
American Financial Group, Inc.	124,950	4,373,250
Arthur J. Gallagher & Co. (a)	174,900	5,007,387
Brown & Brown, Inc.	204,650	5,760,897
Everest Re Group Ltd.	115,925	11,269,069
Fidelity National Financial, Inc., Class A	393,000	9,432,000
First American Corp.	172,325	8,125,124
Hanover Insurance Group, Inc.	90,975	4,273,096
HCC Insurance Holdings, Inc.	198,275	6,215,921
Horace Mann Educators Corp.	76,750	1,553,420
Mercury General Corp.	63,400	3,379,220
Ohio Casualty Corp. (a)	108,725	3,242,179
Old Republic International Corp.	411,033	9,174,257
Protective Life Corp.	124,700	5,537,927
Stancorp Financial Group, Inc.	95,450	4,600,690
Unitrin, Inc.	71,875	3,289,000
W.R. Berkley Corp.	300,670	9,801,842

Insurance Total		95,035,279

Real Estate Investment Trusts (REITs) – 5.1%
AMB Property Corp.	159,325	9,365,124
Developers Diversified Realty Corp.	224,700	14,731,332
Highwoods Properties, Inc.	100,000	4,418,000
Hospitality Properties Trust	162,775	7,499,044
Liberty Property Trust	161,225	8,262,781
Longview Fibre Co.	117,250	2,886,695
Macerich Co.	128,100	11,990,160

	Shares	Value ($)
Mack-Cali Realty Corp.	119,875	6,195,140
New Plan Excel Realty Trust	184,175	6,149,603
Potlatch Corp. (a)	69,131	3,124,721
Rayonier, Inc.	136,685	6,104,352
Regency Centers Corp.	122,900	10,537,446
United Dominion Realty Trust, Inc.	240,175	7,841,714
Weingarten Realty Investors	134,300	6,639,792

Real Estate Investment Trusts (REITs) Total		105,745,904

Thrifts & Mortgage Finance – 2.1%
Astoria Financial Corp. (a)	152,000	4,297,040
First Niagara Financial Group, Inc.	197,500	2,804,500
IndyMac Bancorp, Inc.	126,425	4,340,170
New York Community Bancorp, Inc. (a)	463,203	7,754,018
PMI Group, Inc.	155,850	7,304,690
Radian Group, Inc.	143,750	8,258,438
Washington Federal, Inc.	155,827	3,705,566
Webster Financial Corp.	100,175	4,947,643

Thrifts & Mortgage Finance Total		43,412,065

Financials Total		373,827,715

Health Care – 10.4%
Biotechnology – 1.2%
Cephalon, Inc. (a)(b)	108,675	7,724,619
Martek Biosciences Corp. (b)	57,300	1,296,126
Millennium Pharmaceuticals, Inc. (b)	545,575	5,892,210
PDL BioPharma, Inc. (a)(b)	205,500	3,922,995
Vertex Pharmaceuticals, Inc. (a)(b)	223,975	6,873,793

Biotechnology Total		25,709,743

Health Care Equipment & Supplies – 2.8%
Advanced Medical Optics, Inc. (a)(b)	105,600	4,069,824
Beckman Coulter, Inc.	111,100	7,128,176
Cytyc Corp. (b)	200,850	6,085,755
DENTSPLY International, Inc.	270,750	8,539,455
Edwards Lifesciences Corp. (b)	103,250	5,211,027
Gen-Probe, Inc. (a)(b)	92,800	4,456,256
Hillenbrand Industries, Inc.	109,600	6,554,080
Intuitive Surgical, Inc. (b)	65,900	7,321,490
ResMed, Inc. (a)(b)	135,600	6,478,968
STERIS Corp.	115,225	2,984,328

Health Care Equipment & Supplies Total		58,829,359

See Accompanying Notes to Financial Statements.

41

Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Providers & Services – 3.4%
Apria Healthcare Group, Inc. (b)	76,050	2,422,193
Community Health Systems, Inc. (b)	169,650	6,319,462
Health Net, Inc. (a)(b)	207,825	11,112,403
Henry Schein, Inc. (a)(b)	157,950	8,240,251
LifePoint Hospitals, Inc. (b)	102,300	3,744,180
Lincare Holdings, Inc. (b)	165,100	6,447,155
Omnicare, Inc. (a)	216,525	8,994,448
Psychiatric Solutions, Inc. (b)	95,000	3,796,200
Triad Hospitals, Inc. (a)(b)	156,975	7,699,624
Universal Health Services, Inc., Class B (a)	96,800	5,600,848
VCA Antech, Inc. (b)	148,900	5,466,119

Health Care Providers & Services Total		69,842,883

Health Care Technology – 0.3%
Cerner Corp. (a)(b)	115,900	6,039,549

Health Care Technology Total		6,039,549

Life Sciences Tools & Services – 1.7%
Affymetrix, Inc. (a)(b)	121,000	3,113,330
Charles River Laboratories International, Inc. (b)	119,350	5,472,197
Covance, Inc. (b)	114,150	7,038,489
Invitrogen Corp. (b)	85,750	5,423,688
Pharmaceutical Product Development, Inc. (a)	184,000	5,849,360
Techne Corp. (b)	70,200	3,953,664
Varian, Inc. (b)	54,250	2,952,828
Ventana Medical Systems, Inc. (a)(b)	58,100	2,338,525

Life Sciences Tools & Services Total		36,142,081

Pharmaceuticals – 1.0%
Medicis Pharmaceutical Corp., Class A (a)	98,100	3,566,916
Par Pharmaceutical Companies, Inc. (b)	62,475	1,516,893
Perrigo Co. (a)	135,425	2,261,597
Sepracor, Inc. (a)(b)	195,325	10,266,282
Valeant Pharmaceuticals International (a)	165,775	2,972,346

Pharmaceuticals Total		20,584,034

Health Care Total		217,147,649

Industrials – 16.1%
Aerospace & Defense – 1.5%
Alliant Techsystems, Inc. (a)(b)	58,775	5,086,976
DRS Technologies, Inc.	71,800	3,804,682
Precision Castparts Corp.	242,000	22,014,740

Aerospace & Defense Total		30,906,398

	Shares	Value ($)
Air Freight & Logistics – 1.6%
C.H. Robinson Worldwide, Inc.	310,550	15,825,628
Expeditors International of Washington, Inc.	380,100	17,047,485

Air Freight & Logistics Total		32,873,113

Airlines – 0.4%
AirTran Holdings, Inc. (a)(b)	162,350	1,691,687
Alaska Air Group, Inc. (a)(b)	71,350	2,925,350
JetBlue Airways Corp. (b)	313,380	3,857,708

Airlines Total		8,474,745

Commercial Services & Supplies – 3.8%
Adesa, Inc.	160,375	4,410,312
Brink’s Co.	85,975	5,092,299
ChoicePoint, Inc. (b)	142,202	5,528,814
Copart, Inc. (b)	125,975	3,709,964
Corporate Executive Board Co. (a)	69,600	5,415,576
Deluxe Corp.	91,900	2,836,953
Dun & Bradstreet Corp. (b)	109,525	9,668,867
Herman Miller, Inc. (a)	115,825	4,455,788
HNI Corp.	86,725	4,336,250
Kelly Services, Inc., Class A	37,900	1,166,183
Korn/Ferry International (a)(b)	75,125	1,733,885
Manpower, Inc.	151,475	11,254,592
Mine Safety Appliances Co. (a)	53,600	2,178,840
Navigant Consulting, Inc. (b)	95,800	1,855,646
Republic Services, Inc.	202,425	8,516,020
Rollins, Inc.	53,218	1,224,014
Stericycle, Inc. (a)(b)	79,175	6,160,607

Commercial Services & Supplies Total		79,544,610

Construction & Engineering – 0.9%
Granite Construction, Inc.	60,475	3,530,531
Jacobs Engineering Group, Inc. (b)	105,350	9,517,319
Quanta Services, Inc. (a)(b)	211,375	4,901,786

Construction & Engineering Total		17,949,636

Electrical Equipment – 1.2%
AMETEK, Inc.	188,825	6,457,815
Hubbell, Inc., Class B	107,425	5,188,627
Roper Industries, Inc.	155,500	8,260,160
Thomas & Betts Corp. (b)	92,900	4,721,178

Electrical Equipment Total		24,627,780

Industrial Conglomerates – 0.5%
Carlisle Companies, Inc.	55,000	4,792,700
Sequa Corp., Class A (b)	12,275	1,504,915
Teleflex, Inc.	69,550	4,654,286

Industrial Conglomerates Total		10,951,901

See Accompanying Notes to Financial Statements.

42

Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery – 4.0%
AGCO Corp. (b)	162,475	5,889,719
Crane Co.	91,400	3,481,426
Donaldson Co., Inc.	125,200	4,489,672
Federal Signal Corp.	85,025	1,279,626
Flowserve Corp. (a)(b)	103,725	5,385,402
Graco, Inc.	119,887	4,856,622
Harsco Corp.	74,950	6,430,710
Joy Global, Inc.	211,600	9,382,344
Kennametal, Inc.	68,950	4,219,740
Lincoln Electric Holdings, Inc.	76,000	4,742,400
Nordson Corp.	60,025	2,928,020
Oshkosh Truck Corp.	131,600	7,060,340
Pentair, Inc.	177,875	5,553,258
SPX Corp.	102,325	7,152,517
Timken Co.	167,900	4,798,582
Trinity Industries, Inc. (a)	142,200	5,951,070

Machinery Total		83,601,448

Marine – 0.2%
Alexander & Baldwin, Inc.	76,200	3,765,804

Marine Total		3,765,804

Road & Rail – 1.1%
Avis Budget Group, Inc. (a)(b)	179,880	4,783,009
Con-way, Inc.	83,950	4,121,945
J.B. Hunt Transport Services, Inc.	185,250	4,920,240
Swift Transportation Co., Inc. (a)(b)	96,225	2,962,768
Werner Enterprises, Inc.	89,643	1,728,317
YRC Worldwide, Inc. (b)	101,900	4,430,612

Road & Rail Total		22,946,891

Trading Companies & Distributors – 0.9%
Fastenal Co. (a)	223,400	7,879,318
GATX Corp.	91,475	4,222,486
MSC Industrial Direct Co., Class A	96,800	4,175,952
United Rentals, Inc. (a)(b)	118,650	3,391,017

Trading Companies & Distributors Total		19,668,773

Industrials Total		335,311,099

Information Technology – 15.4%
Communications Equipment – 2.1%
3Com Corp. (b)	707,300	2,737,251
ADTRAN, Inc.	112,275	2,585,693
Andrew Corp. (a)(b)	284,700	3,023,514
Avocent Corp. (a)(b)	90,650	2,885,390
CommScope, Inc. (b)	106,275	4,088,399

	Shares	Value ($)
Dycom Industries, Inc. (a)(b)	72,450	1,811,250
F5 Networks, Inc. (b)	72,300	5,250,426
Harris Corp.	239,150	11,737,482
Plantronics, Inc. (a)	84,825	1,735,520
Polycom, Inc. (a)(b)	158,300	5,049,770
Powerwave Technologies, Inc. (a)(b)	231,925	1,233,841
UTStarcom, Inc. (a)(b)	189,625	1,752,135

Communications Equipment Total		43,890,671

Computers & Peripherals – 0.9%
Diebold, Inc.	116,825	5,534,000
Imation Corp.	62,075	2,582,941
Palm, Inc. (a)(b)	185,400	3,068,370
Western Digital Corp. (b)	395,400	7,579,818

Computers & Peripherals Total		18,765,129

Electronic Equipment & Instruments – 2.6%
Amphenol Corp., Class A	155,800	10,055,332
Arrow Electronics, Inc. (a)(b)	217,975	8,352,802
Avnet, Inc. (b)	227,650	8,325,160
CDW Corp.	107,625	6,681,360
Ingram Micro, Inc., Class A (b)	248,100	4,820,583
KEMET Corp. (a)(b)	155,225	1,210,755
National Instruments Corp.	101,562	2,724,908
Newport Corp. (a)(b)	73,125	1,306,013
Plexus Corp. (a)(b)	82,475	1,352,590
Tech Data Corp. (a)(b)	97,150	3,621,752
Vishay Intertechnology, Inc. (b)	328,975	4,687,894

Electronic Equipment & Instruments Total		53,139,149

Internet Software & Services – 0.2%
ValueClick, Inc. (a)(b)	174,400	4,621,600

Internet Software & Services Total		4,621,600

IT Services – 2.5%
Acxiom Corp.	121,875	2,603,250
Alliance Data Systems Corp. (b)	118,025	7,051,994
BISYS Group, Inc. (a)(b)	214,750	2,821,815
Ceridian Corp. (b)	248,125	8,093,837
CheckFree Corp. (b)	157,850	5,985,672
CSG Systems International, Inc. (b)	84,125	2,074,523
DST Systems, Inc. (b)	99,100	6,978,622
Gartner, Inc. (a)(b)	101,725	2,152,501
Global Payments, Inc.	121,300	4,666,411
MoneyGram International, Inc.	149,875	4,505,242
MPS Group, Inc. (b)	182,725	2,616,622
SRA International, Inc., Class A (a)(b)	73,200	1,734,840

IT Services Total		51,285,329

See Accompanying Notes to Financial Statements.

43

Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Office Electronics – 0.2%
Zebra Technologies Corp., Class A (a)(b)	125,575	4,974,026

Office Electronics Total		4,974,026

Semiconductors & Semiconductor Equipment – 4.1%
Atmel Corp. (b)	763,950	4,232,283
Cree, Inc. (a)(b)	137,575	2,421,320
Cypress Semiconductor Corp. (b)	314,975	5,984,525
Fairchild Semiconductor International, Inc. (b)	218,650	4,090,942
Integrated Device Technology, Inc. (a)(b)	354,292	5,746,616
International Rectifier Corp. (a)(b)	128,675	5,522,731
Intersil Corp., Class A	246,200	6,511,990
Lam Research Corp. (b)	254,075	11,346,989
Lattice Semiconductor Corp. (b)	204,175	1,257,718
MEMC Electronic Materials, Inc. (b)	297,300	15,331,761
Micrel, Inc. (b)	101,950	1,188,737
Microchip Technology, Inc. (a)	384,850	13,700,660
RF Micro Devices, Inc. (a)(b)	343,300	2,739,534
Semtech Corp. (b)	129,900	1,861,467
Silicon Laboratories, Inc. (b)	97,375	2,940,725
TriQuint Semiconductor, Inc. (a)(b)	244,750	1,223,750

Semiconductors & Semiconductor Equipment Total		86,101,748

Software – 2.8%
Activision, Inc. (a)(b)	445,021	7,440,751
Advent Software, Inc. (a)(b)	35,525	1,286,005
Cadence Design Systems, Inc. (b)	494,775	9,865,813
Fair Isaac Corp.	103,100	4,023,993
Jack Henry & Associates, Inc.	139,125	3,263,873
Macrovision Corp. (b)	91,400	2,254,838
McAfee, Inc. (b)	284,475	8,568,387
Mentor Graphics Corp. (a)(b)	147,775	2,495,920
Parametric Technology Corp. (a)(b)	199,100	3,796,837
Sybase, Inc. (b)	162,475	4,060,250
Synopsys, Inc. (b)	251,625	6,436,568
Transaction Systems Architects, Inc. (b)	66,900	2,361,570
Wind River Systems, Inc. (b)	134,725	1,401,140

Software Total		57,255,945

Information Technology Total		320,033,597

	Shares	Value ($)
Materials – 6.0%
Chemicals – 3.4%
Airgas, Inc. (a)	139,075	5,739,625
Albemarle Corp.	70,325	5,756,101
Cabot Corp.	112,925	5,050,006
Chemtura Corp.	429,200	4,927,216
Cytec Industries, Inc.	74,575	4,386,502
Ferro Corp.	76,325	1,618,090
FMC Corp.	68,450	5,035,866
Lubrizol Corp.	122,700	6,380,400
Lyondell Chemical Co.	376,675	12,000,865
Minerals Technologies, Inc. (a)	34,200	2,116,638
Olin Corp.	130,025	2,249,433
RPM International, Inc. (a)	212,800	4,979,520
Scotts Miracle-Gro Co., Class A (a)	76,650	3,381,032
Sensient Technologies Corp.	82,900	2,030,221
Valspar Corp.	181,350	4,916,398

Chemicals Total		70,567,913

Construction Materials – 0.8%
Florida Rock Industries, Inc.	88,000	5,929,440
Martin Marietta Materials, Inc. (a)	80,475	10,085,127

Construction Materials Total		16,014,567

Containers & Packaging – 0.5%
Packaging Corp. of America	145,375	3,561,688
Sonoco Products Co.	177,900	6,585,858

Containers & Packaging Total		10,147,546

Metals & Mining – 0.9%
Commercial Metals Co.	210,900	5,808,186
Reliance Steel & Aluminum Co. (a)	114,500	5,228,070
Steel Dynamics, Inc.	162,400	6,128,976
Worthington Industries, Inc. (a)	129,900	2,587,608

Metals & Mining Total		19,752,840

Paper & Forest Products – 0.4%
Bowater, Inc. (a)	99,700	2,410,746
Glatfelter Co.	79,900	1,355,903
Louisiana-Pacific Corp.	185,900	3,836,976

Paper & Forest Products Total		7,603,625

Materials Total		124,086,491

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.1%
Cincinnati Bell, Inc. (b)	440,875	2,014,799

Diversified Telecommunication Services Total		2,014,799

See Accompanying Notes to Financial Statements.

44

Columbia Mid Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 0.5%
Telephone & Data Systems, Inc. (a)	185,641	10,338,347

Wireless Telecommunication Services Total		10,338,347

Telecommunication Services Total		12,353,146

Utilities – 7.6%
Electric Utilities – 2.6%
DPL, Inc.	201,525	6,080,009
Duquesne Light Holdings, Inc.	156,250	3,142,188
Great Plains Energy, Inc. (a)	143,175	4,451,311
Hawaiian Electric Industries, Inc.	145,100	3,797,267
IDACORP, Inc.	76,600	2,668,744
Northeast Utilities Co.	274,675	7,982,055
Pepco Holdings, Inc.	341,250	9,084,075
Puget Energy, Inc.	207,625	5,122,109
Sierra Pacific Resources (b)	394,000	6,839,840
Westar Energy, Inc. (a)	155,725	4,184,331

Electric Utilities Total		53,351,929

Gas Utilities – 1.5%
AGL Resources, Inc.	138,525	5,642,123
Equitable Resources, Inc.	215,300	9,186,851
National Fuel Gas Co. (a)	146,875	6,133,500
ONEOK, Inc.	196,500	8,186,190
WGL Holdings, Inc. (a)	87,025	2,743,028

Gas Utilities Total		31,891,692

Independent Power Producers & Energy Traders – 0.1%
Black Hills Corp. (a)	59,400	2,141,370

Independent Power Producers & Energy Traders Total		2,141,370

Multi-Utilities – 3.2%
Alliant Energy Corp.	207,075	8,659,876
Aquila, Inc. (b)	667,775	2,764,589
Energy East Corp. (a)	263,425	6,509,232
MDU Resources Group, Inc.	322,605	8,526,450
NSTAR	190,500	6,517,005
OGE Energy Corp.	162,550	6,276,055
PNM Resources, Inc.	134,550	4,111,848
Scana Corp.	207,775	8,670,451
Vectren Corp.	135,900	3,806,559
Wisconsin Energy Corp.	208,625	10,003,569

Multi-Utilities Total		65,845,634

	Shares	Value ($)
Water Utilities – 0.2%
Aqua America, Inc. (a)	235,574	5,368,731

Water Utilities Total		5,368,731

Utilities Total		158,599,356

Total Common Stocks (cost of $1,475,278,999)		2,058,426,711

Securities Lending Collateral – 11.9%
State Street Navigator Securities Lending Prime Portfolio (c)	247,637,164	247,637,164

Total Securities Lending Collateral (cost of $247,637,164)		247,637,164

	Par ($)
Short-Term Obligations – 1.1%

U.S. Government Obligation – 0.1%
United States Treasury Bill
4.805% 03/15/07 (d)(e)	2,000,000	1,996,263

U.S. Government Obligation Total		1,996,263

Repurchase Agreement – 1.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by a U.S. Government Agency Obligation maturing 06/15/09, market value of $20,434,288 (repurchase proceeds $20,033,921)	20,031,000	20,031,000

Total Short-Term Obligations (cost of $22,027,263)		22,027,263

Total Investments – 111.8% (cost of $1,744,943,426)(f)		2,328,091,138

Other Assets & Liabilities, Net – (11.8)%		(244,827,377)

Net Assets – 100.0%		2,083,263,761

See Accompanying Notes to Financial Statements.

45

Columbia Mid Cap Index Fund

February 28, 2007

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at February 28, 2007. The total market value of securities on loan at February 28, 2007 is $241,466,568.

(b)	Non-income producing security.

(c)	Investment made with cash collateral received from securities lending activity.

(d)	Security pledged as collateral for open futures contracts.

(e)	The rate shown represents the annualized yield at the date of purchase.

(f)	Cost for federal income tax purposes is $1,772,665,100.

At February 28, 2007 the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Financials	17.9
Industrials	16.1
Information Technology	15.4
Consumer Discretionary	15.0
Health Care	10.4
Utilities	7.6
Energy	7.4
Materials	6.0
Consumer Staples	2.4
Telecommunication Services	0.6

98.8
Securities Lending Collateral	11.9
Short-Term Obligations	1.1
Other Assets & Liabilities, Net	(11.8)

100.0

At February 28, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P Mid Cap 400 Index	51	$21,407,250	$21,283,772	Mar -2007	$123,478

See Accompanying Notes to Financial Statements.

46

Investment Portfolio – Columbia Small Cap Index Fund

February 28, 2007

Common Stocks – 97.9%

	Shares	Value ($)
Consumer Discretionary – 15.9%
Auto Components – 0.4%
Drew Industries, Inc. (a)(b)	49,300	1,419,840
LKQ Corp. (a)(b)	120,100	2,608,572
Standard Motor Products, Inc.	31,500	484,470
Superior Industries International, Inc. (b)	60,700	1,302,015

Auto Components Total		5,814,897

Automobiles – 0.4%
Coachmen Industries, Inc.	41,500	449,030
Fleetwood Enterprises, Inc. (a)(b)	169,700	1,573,119
Monaco Coach Corp. (b)	71,000	1,143,810
Winnebago Industries, Inc. (b)	83,200	2,705,664

Automobiles Total		5,871,623

Distributors – 0.2%
Audiovox Corp., Class A (a)(b)	47,700	720,270
Building Materials Holding Corp.	77,000	1,600,830
Keystone Automotive Industries, Inc. (a)(b)	43,300	1,431,065

Distributors Total		3,752,165

Diversified Consumer Services – 0.6%
Bright Horizons Family Solutions, Inc. (a)	69,400	2,781,552
Coinstar, Inc. (a)(b)	73,400	2,166,034
CPI Corp. (b)	13,800	690,000
Pre-Paid Legal Services, Inc. (b)	24,900	1,030,362
Universal Technical Institute, Inc. (a)(b)	61,300	1,448,519
Vertrue, Inc. (a)(b)	25,700	1,253,646

Diversified Consumer Services Total		9,370,113

Hotels, Restaurants & Leisure – 3.5%
California Pizza Kitchen, Inc. (a)(b)	50,700	1,621,386
CEC Entertainment, Inc. (a)	88,250	3,762,980
CKE Restaurants, Inc. (b)	184,700	3,568,404
IHOP Corp.	41,600	2,317,952
Jack in the Box, Inc. (a)	89,200	6,095,928
Landry’s Restaurants, Inc. (b)	45,000	1,323,900
Marcus Corp. (b)	56,500	1,244,130
Multimedia Games, Inc. (a)(b)	72,900	769,824
O’Charleys, Inc. (a)(b)	61,900	1,298,043
P.F. Chang’s China Bistro, Inc. (a)	70,600	3,084,514
Panera Bread Co., Class A (a)(b)	83,900	5,137,197
Papa John’s International, Inc. (a)(b)	63,700	1,881,061
Peet’s Coffee & Tea, Inc. (a)(b)	36,700	930,345
Pinnacle Entertainment, Inc. (a)	154,500	4,996,530
RARE Hospitality International, Inc. (a)	90,400	2,789,744

	Shares	Value ($)
Red Robin Gourmet Burgers, Inc. (a)(b)	44,000	1,737,120
Shuffle Master, Inc. (a)(b)	92,650	1,970,666
Sonic Corp. (a)(b)	184,500	3,998,115
Steak n Shake Co. (a)(b)	74,800	1,285,812
Triarc Companies, Inc. (b)	165,064	2,976,104
WMS Industries, Inc. (a)(b)	62,500	2,339,375

Hotels, Restaurants & Leisure Total		55,129,130

Household Durables – 1.6%
Bassett Furniture Industries, Inc.	31,300	493,914
Champion Enterprises, Inc. (a)	202,800	1,608,204
Ethan Allen Interiors, Inc. (b)	84,200	3,103,612
La-Z-Boy, Inc. (b)	136,200	1,874,112
Lenox Group, Inc. (a)(b)	37,500	196,500
Libbey, Inc.	37,900	469,960
M/I Homes, Inc.	32,100	1,008,903
Meritage Corp. (a)(b)	58,200	2,255,250
National Presto Industries, Inc. (b)	12,500	790,250
NVR, Inc. (a)	12,600	8,530,200
Russ Berrie & Co., Inc. (b)	30,500	427,305
Skyline Corp. (b)	18,000	616,680
Standard Pacific Corp.	171,300	4,373,289

Household Durables Total		25,748,179

Internet & Catalog Retail – 0.2%
Blue Nile, Inc. (a)(b)	37,000	1,443,000
PetMed Express, Inc. (a)(b)	64,200	812,130
Stamps.com, Inc. (a)(b)	50,700	786,357

Internet & Catalog Retail Total		3,041,487

Leisure Equipment & Products – 1.2%
Arctic Cat, Inc. (b)	33,100	614,667
JAKKS Pacific, Inc. (a)(b)	73,600	1,803,936
K2, Inc. (a)	130,800	1,530,360
MarineMax, Inc. (a)(b)	49,700	1,133,160
Nautilus Group, Inc.	83,500	1,440,375
Polaris Industries, Inc.	103,700	4,966,193
Pool Corp. (b)	134,450	4,719,195
RC2 Corp. (a)	55,500	2,193,360
Sturm Ruger & Co., Inc. (a)	48,600	510,786

Leisure Equipment & Products Total		18,912,032

Media – 0.8%
4Kids Entertainment, Inc. (a)(b)	34,800	646,932
ADVO, Inc. (b)	84,450	2,785,161
Arbitron, Inc. (b)	78,000	3,495,180
Live Nation, Inc. (a)	173,600	4,017,104
Radio One, Inc., Class D (a)(b)	204,200	1,437,568

Media Total		12,381,945

See Accompanying Notes to Financial Statements.

47

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Multiline Retail – 0.2%
Fred’s, Inc. (b)	106,150	1,452,132
Tuesday Morning Corp. (b)	79,100	1,245,034

Multiline Retail Total		2,697,166

Specialty Retail – 4.3%
Aaron Rents, Inc.	128,950	3,528,072
Brown Shoe Co., Inc.	76,250	3,911,625
Cato Corp., Class A	83,600	1,827,496
Children’s Place Retail Stores, Inc. (a)	61,900	3,371,074
Christopher & Banks Corp. (b)	100,900	1,873,713
Cost Plus, Inc. (a)(b)	58,600	629,364
Dress Barn, Inc. (a)(b)	121,900	2,562,338
Finish Line, Inc., Class A (b)	110,800	1,408,268
Genesco, Inc. (a)(b)	59,600	2,384,000
Group 1 Automotive, Inc.	63,900	2,956,653
Guitar Center, Inc. (a)(b)	77,800	3,408,418
Gymboree Corp. (a)	83,900	3,162,191
Hancock Fabrics, Inc. (b)	50,800	163,576
Haverty Furniture Companies, Inc.	60,000	876,600
Hibbett Sporting Goods, Inc. (a)(b)	84,200	2,625,356
HOT Topic, Inc. (a)(b)	117,200	1,249,352
Jo-Ann Stores, Inc. (a)(b)	64,750	1,458,818
Jos. A. Bank Clothiers, Inc. (a)(b)	47,775	1,472,425
Men’s Wearhouse, Inc.	140,300	6,212,484
Midas, Inc. (a)(b)	31,300	648,849
Pep Boys-Manny, Moe & Jack, Inc. (b)	144,300	2,186,145
Select Comfort Corp. (a)	139,650	2,587,714
Sonic Automotive, Inc.	79,700	2,343,180
Stage Stores, Inc.	115,875	2,541,139
Stein Mart, Inc. (b)	71,600	1,040,348
Tractor Supply Co. (a)	91,800	4,697,406
Tween Brands, Inc. (a)(b)	84,800	3,040,080
Zale Corp. (a)(b)	128,900	3,320,464

Specialty Retail Total		67,487,148

Textiles, Apparel & Luxury Goods – 2.5%
Ashworth, Inc. (a)	38,500	308,770
CROCS, Inc. (a)(b)	89,000	4,336,080
Deckers Outdoor Co. (a)	29,000	1,890,800
Fossil, Inc. (a)(b)	119,850	3,226,362
K-Swiss, Inc., Class A (b)	70,400	1,984,576
Kellwood Co. (b)	66,700	2,103,051
Movado Group, Inc. (b)	53,900	1,590,589
Oxford Industries, Inc.	40,400	1,995,356
Phillips-Van Heusen Corp.	147,300	8,077,932
Quiksilver, Inc. (a)(b)	319,100	4,448,254

	Shares	Value ($)
Skechers U.S.A., Inc. (a)	66,100	2,308,212
Stride Rite Corp. (b)	95,700	1,545,555
Unifirst Corp.	37,800	1,577,016
Wolverine World Wide, Inc.	147,600	4,095,900

Textiles, Apparel & Luxury Goods Total		39,488,453

Consumer Discretionary Total		249,694,338

Consumer Staples – 4.1%
Food & Staples Retailing – 1.0%
Casey’s General Stores, Inc.	133,800	3,346,338
Great Atlantic & Pacific Tea Co., Inc. (b)	51,700	1,644,060
Longs Drug Stores Corp.	75,300	3,468,318
Nash Finch Co. (b)	36,800	1,106,208
Performance Food Group Co. (a)	92,500	2,725,975
United Natural Foods, Inc. (a)(b)	112,800	3,359,184

Food & Staples Retailing Total		15,650,083

Food Products – 1.8%
Corn Products International, Inc.	196,900	6,294,893
Delta & Pine Land Co. (b)	96,700	3,958,898
Flowers Foods, Inc. (b)	137,000	4,026,430
Hain Celestial Group, Inc. (a)(b)	103,400	2,999,634
J & J Snack Foods Corp. (b)	36,300	1,440,747
Lance, Inc.	81,800	1,632,728
Ralcorp Holdings, Inc. (a)(b)	70,700	4,102,014
Sanderson Farms, Inc. (b)	42,000	1,358,700
TreeHouse Foods, Inc. (a)(b)	82,700	2,385,895

Food Products Total		28,199,939

Household Products – 0.3%
Central Garden & Pet Co. (a)(b)	189,600	2,658,192
Spectrum Brands, Inc. (a)(b)	100,400	886,532
WD-40 Co.	45,100	1,438,690

Household Products Total		4,983,414

Personal Products – 0.9%
Chattem, Inc. (a)(b)	49,200	2,625,804
Mannatech, Inc. (b)	42,000	623,280
NBTY, Inc. (a)(b)	149,700	7,287,396
Playtex Products, Inc. (a)	147,600	2,023,596
USANA Health Sciences, Inc. (a)	24,000	1,393,680

Personal Products Total		13,953,756

Tobacco – 0.1%
Alliance One International, Inc. (a)(b)	232,000	1,951,120

Tobacco Total		1,951,120

Consumer Staples Total		64,738,312

See Accompanying Notes to Financial Statements.

48

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Energy – 5.9%
Energy Equipment & Services – 3.2%
Atwood Oceanics, Inc. (a)(b)	71,600	3,622,960
Bristow Group, Inc. (a)(b)	62,300	2,283,295
CARBO Ceramics, Inc. (b)	53,650	2,313,388
Dril-Quip, Inc. (a)(b)	63,300	2,442,114
Hornbeck Offshore Services, Inc. (a)(b)	65,700	1,758,789
Hydril (a)	50,900	4,843,135
Input/Output, Inc. (a)(b)	186,400	2,529,448
Lone Star Technologies, Inc. (a)	82,100	3,902,213
Lufkin Industries, Inc.	40,500	2,180,520
Oceaneering International, Inc. (a)	143,800	5,671,472
SEACOR Holdings, Inc. (a)(b)	56,500	5,469,200
Tetra Technologies, Inc. (a)	190,650	4,238,150
Unit Corp. (a)	122,700	6,006,165
W-H Energy Services, Inc. (a)	79,900	3,355,800

Energy Equipment & Services Total		50,616,649

Oil, Gas & Consumable Fuels – 2.7%
Cabot Oil & Gas Corp.	127,050	8,583,498
Helix Energy Solutions Group, Inc. (a)(b)	247,600	8,311,932
Massey Energy Co. (b)	213,200	5,172,232
Penn Virginia Corp.	49,600	3,456,128
Petroleum Development Corp. (a)(b)	39,200	2,052,904
St. Mary Land & Exploration Co. (b)	145,500	5,239,455
Stone Energy Corp. (a)	74,200	2,277,940
Swift Energy Co. (a)	78,300	3,041,172
World Fuel Services Corp. (b)	75,200	3,391,520

Oil, Gas & Consumable Fuels Total		41,526,781

Energy Total		92,143,430

Financials – 15.9%
Capital Markets – 0.7%
Investment Technology Group, Inc. (a)	115,600	4,731,508
LaBranche & Co., Inc. (a)	140,100	1,214,667
Piper Jaffray Companies, Inc. (a)	49,300	3,209,923
SWS Group, Inc. (b)	64,250	1,693,630
TradeStation Group, Inc. (a)	67,700	800,214

Capital Markets Total		11,649,942

Commercial Banks – 5.7%
Boston Private Financial Holdings, Inc.	96,800	2,792,680
Cascade Bancorp (b)	74,700	1,943,694
Central Pacific Financial Corp.	81,300	3,064,197
Chittenden Corp.	122,025	3,732,745

	Shares	Value ($)
Community Bank System, Inc. (b)	79,400	1,698,366
East West Bancorp, Inc. (b)	162,400	6,052,648
First Bancorp Puerto Rico	214,300	2,558,742
First Commonwealth Financial Corp.	166,500	2,049,615
First Financial Bancorp	85,700	1,346,347
First Indiana Corp. (b)	34,600	761,546
First Midwest Bancorp, Inc.	132,500	4,984,650
First Republic Bank (b)	81,950	4,392,520
Glacier Bancorp, Inc.	138,607	3,388,941
Hanmi Financial Corp. (b)	111,700	2,181,501
Independent Bank Corp./MI	53,920	1,203,495
Irwin Financial Corp. (b)	49,800	1,028,868
Nara Bancorp, Inc. (b)	55,600	1,029,156
PrivateBancorp, Inc.	47,700	1,746,774
Prosperity Bancshares, Inc.	91,200	3,171,024
Provident Bankshares Corp. (b)	86,700	2,974,677
South Financial Group, Inc.	199,500	5,342,610
Sterling Bancorp NY (b)	49,600	926,032
Sterling Bancshares, Inc.	188,250	2,176,170
Sterling Financial Corp.	134,125	4,411,371
Susquehanna Bancshares, Inc.	137,500	3,335,750
UCBH Holdings, Inc. (b)	263,700	5,026,122
Umpqua Holdings Corp. (b)	153,900	4,156,839
United Bankshares, Inc. (b)	97,100	3,453,847
Whitney Holding Corp.	174,800	5,544,656
Wilshire Bancorp, Inc. (b)	41,000	698,640
Wintrust Financial Corp. (b)	68,000	3,117,120

Commercial Banks Total		90,291,343

Consumer Finance – 0.5%
Cash America International, Inc.	78,500	3,187,885
First Cash Financial Services, Inc. (a)	72,800	1,636,544
Rewards Network, Inc. (a)(b)	70,500	377,880
World Acceptance Corp. (a)(b)	46,500	1,906,500

Consumer Finance Total		7,108,809

Diversified Financial Services – 0.2%
Financial Federal Corp. (b)	72,200	1,955,898
Portfolio Recovery Associates, Inc. (a)(b)	42,200	1,858,488

Diversified Financial Services Total		3,814,386

Insurance – 2.9%
Delphi Financial Group, Inc., Class A (b)	114,450	4,496,740
Hilb Rogal & Hobbs Co.	95,900	4,344,270
Infinity Property & Casualty Corp.	52,600	2,429,068
LandAmerica Financial Group, Inc. (b)	47,000	3,269,790

See Accompanying Notes to Financial Statements.

49

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance (continued)
Philadelphia Consolidated Holding Co. (a)	151,300	6,946,183
Presidential Life Corp. (b)	57,000	1,163,940
ProAssurance Corp. (a)(b)	88,100	4,537,150
RLI Corp.	53,800	3,016,028
Safety Insurance Group, Inc. (b)	37,800	1,605,366
SCPIE Holdings, Inc. (a)(b)	26,600	617,918
Selective Insurance Group, Inc.	152,200	3,719,768
Stewart Information Services Corp. (b)	48,300	1,960,980
United Fire & Casualty Co. (b)	55,700	1,930,005
Zenith National Insurance Corp. (b)	98,100	4,723,515

Insurance Total		44,760,721

Real Estate Investment Trusts (REITs) – 4.1%
Acadia Realty Trust (b)	84,300	2,276,100
Colonial Properties Trust	122,100	5,610,495
EastGroup Properties, Inc. (b)	62,800	3,389,944
Entertainment Properties Trust	70,200	4,598,100
Essex Property Trust, Inc.	61,900	8,597,291
Inland Real Estate Corp. (b)	179,800	3,435,978
Kilroy Realty Corp. (b)	85,900	7,073,865
Lexington Corporate Properties Trust	182,400	3,748,320
LTC Properties, Inc. (b)	55,000	1,422,300
Medical Properties Trust, Inc. (b)	130,400	2,002,944
Mid-America Apartment Communities, Inc.	65,000	3,589,950
National Retail Properties, Inc.	156,600	3,786,588
New Century Financial Corp. (b)	119,150	1,822,995
Parkway Properties, Inc. (b)	39,500	2,124,705
PS Business Parks, Inc.	42,400	3,052,800
Senior Housing Properties Trust	195,700	4,685,058
Sovran Self Storage, Inc.	53,400	3,108,948

Real Estate Investment Trusts (REITs) Total		64,326,381

Thrifts & Mortgage Finance – 1.8%
Anchor BanCorp Wisconsin, Inc. (b)	47,400	1,339,998
Bank Mutual Corp.	159,900	1,869,231
BankAtlantic Bancorp, Inc., Class A (b)	121,600	1,551,616
BankUnited Financial Corp., Class A (b)	84,600	2,065,932
Brookline Bancorp, Inc.	163,300	2,083,708
Corus Bankshares, Inc. (b)	87,544	1,624,817
Dime Community Bancshares (b)	72,800	915,096
Downey Financial Corp.	51,700	3,388,418

	Shares	Value ($)
FirstFed Financial Corp. (a)	44,100	2,522,520
Flagstar BanCorp, Inc. (b)	102,900	1,424,136
Franklin Bank Corp. (a)(b)	62,500	1,153,125
Fremont General Corp. (b)	179,600	1,580,480
MAF Bancorp, Inc.	74,100	3,278,925
Triad Guaranty, Inc. (a)(b)	32,500	1,477,450
TrustCo Bank Corp. NY (b)	199,000	1,968,110

Thrifts & Mortgage Finance Total		28,243,562

Financials Total		250,195,144

Health Care – 11.9%
Biotechnology – 0.5%
ArQule, Inc. (a)(b)	74,900	495,838
Digene Corp. (a)	62,800	2,969,184
Regeneron Pharmaceuticals, Inc. (a)	172,500	3,422,400
Savient Pharmaceuticals, Inc. (a)(b)	123,000	1,665,420

Biotechnology Total		8,552,842

Health Care Equipment & Supplies – 5.2%
American Medical Systems Holdings, Inc. (a)(b)	188,100	3,825,954
Analogic Corp. (b)	37,000	2,070,150
ArthroCare Corp. (a)(b)	71,500	2,599,025
BioLase Technology, Inc. (a)(b)	62,800	530,032
Biosite, Inc. (a)(b)	43,100	2,289,472
CONMED Corp. (a)(b)	74,200	2,030,112
Cooper Companies, Inc. (b)	118,100	5,419,609
Cyberonics, Inc. (a)(b)	57,400	1,175,552
Datascope Corp.	33,500	1,199,300
DJ Orthopedics, Inc. (a)	61,100	2,393,898
Greatbatch, Inc. (a)(b)	58,400	1,516,064
Haemonetics Corp. (a)	71,400	3,213,000
Hologic, Inc. (a)(b)	139,800	7,695,990
ICU Medical, Inc. (a)(b)	38,900	1,519,434
IDEXX Laboratories, Inc. (a)	83,000	7,152,940
Immucor, Inc. (a)(b)	179,587	5,340,917
Integra LifeSciences Holdings Corp. (a)(b)	52,300	2,199,215
Invacare Corp. (b)	84,600	1,571,868
Kensey Nash Corp. (a)(b)	31,000	888,460
Mentor Corp. (b)	111,800	5,367,518
Meridian Bioscience, Inc. (b)	56,900	1,528,334
Merit Medical Systems, Inc. (a)(b)	72,800	1,024,296
Osteotech, Inc. (a)	46,000	350,980
Palomar Medical Technologies, Inc. (a)(b)	46,900	1,917,272
PolyMedica Corp. (b)	59,800	2,475,720
Possis Medical, Inc. (a)(b)	45,700	560,739

See Accompanying Notes to Financial Statements.

50

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Respironics, Inc. (a)	193,600	7,931,792
SurModics, Inc. (a)(b)	42,300	1,565,523
Theragenics Corp. (a)	87,700	421,837
Viasys Healthcare, Inc. (a)	86,900	2,687,817
Vital Signs, Inc.	20,700	1,094,616

Health Care Equipment & Supplies Total		81,557,436

Health Care Providers & Services – 4.3%
Amedisys, Inc. (a)	68,099	2,177,806
AMERIGROUP Corp. (a)	138,150	4,570,002
AMN Healthcare Services, Inc. (a)	90,200	2,507,560
AmSurg Corp. (a)(b)	79,400	1,830,170
Centene Corp. (a)	114,500	2,761,740
Chemed Corp.	69,700	3,226,413
Cross Country Healthcare, Inc. (a)	57,700	1,099,185
CryoLife, Inc. (a)(b)	59,400	467,478
Genesis HealthCare Corp. (a)	52,100	3,284,905
Gentiva Health Services, Inc. (a)	72,400	1,429,176
HealthExtras, Inc. (a)	79,000	2,093,500
Healthways, Inc. (a)(b)	91,900	3,996,731
Hooper Holmes, Inc. (a)	179,400	690,690
inVentiv Health, Inc. (a)	78,700	2,870,189
LCA-Vision, Inc.	55,100	2,402,360
Matria Healthcare, Inc. (a)(b)	56,900	1,443,553
Odyssey Healthcare, Inc. (a)(b)	91,150	1,237,817
Owens & Minor, Inc.	106,600	3,514,602
Pediatrix Medical Group, Inc. (a)	128,600	6,957,260
PSS World Medical, Inc. (a)(b)	180,100	3,735,274
RehabCare Group, Inc. (a)	45,600	693,120
Sierra Health Services, Inc. (a)	151,500	5,629,740
Sunrise Senior Living, Inc. (a)(b)	118,800	4,655,772
United Surgical Partners International, Inc. (a)	118,350	3,614,409

Health Care Providers & Services Total		66,889,452

Health Care Technology – 0.3%
Allscripts Healthcare Solutions, Inc. (a)(b)	126,700	3,431,036
Dendrite International, Inc. (a)	116,100	1,479,114

Health Care Technology Total		4,910,150

Life Sciences Tools & Services – 0.7%
Cambrex Corp.	71,000	1,637,260
Dionex Corp. (a)(b)	51,000	3,142,620
Enzo Biochem, Inc. (a)(b)	80,220	1,159,179
Kendle International, Inc. (a)	32,500	1,126,125
PAREXEL International Corp. (a)(b)	72,100	2,452,121
PharmaNet Development Group, Inc. (a)(b)	48,800	991,616

Life Sciences Tools & Services Total		10,508,921

	Shares	Value ($)
Pharmaceuticals – 0.9%
Alpharma, Inc., Class A (b)	113,500	2,991,860
Bradley Pharmaceuticals, Inc. (a)(b)	43,600	844,968
MGI Pharma, Inc. (a)	209,300	4,441,346
Noven Pharmaceuticals, Inc. (a)	64,600	1,590,452
Sciele Pharma, Inc. (a)	77,700	1,787,100
Viropharma, Inc. (a)(b)	184,700	2,955,200

Pharmaceuticals Total		14,610,926

Health Care Total		187,029,727

Industrials – 17.2%
Aerospace & Defense – 2.1%
AAR Corp. (a)(b)	97,400	2,835,314
Applied Signal Technology, Inc. (b)	31,500	507,780
Armor Holdings, Inc. (a)(b)	80,100	5,101,569
Ceradyne, Inc. (a)(b)	71,600	3,694,560
Cubic Corp.	41,100	867,210
Curtiss-Wright Corp.	116,500	4,075,170
EDO Corp. (b)	43,700	1,050,548
Esterline Technologies Corp. (a)(b)	67,600	2,766,192
GenCorp, Inc. (a)(b)	147,700	2,051,553
Moog, Inc., Class A (a)	112,175	4,274,989
Teledyne Technologies, Inc. (a)	92,000	3,500,600
Triumph Group, Inc. (b)	43,100	2,310,591

Aerospace & Defense Total		33,036,076

Air Freight & Logistics – 0.6%
EGL, Inc. (a)(b)	84,200	2,964,682
Forward Air Corp.	80,750	2,634,065
HUB Group, Inc., Class A (a)	105,400	3,338,018

Air Freight & Logistics Total		8,936,765

Airlines – 0.4%
Frontier Airlines Holdings, Inc. (a)(b)	97,100	651,541
Mesa Air Group, Inc. (a)(b)	90,000	684,900
Skywest, Inc.	169,500	4,330,725

Airlines Total		5,667,166

Building Products – 1.1%
Apogee Enterprises, Inc.	74,900	1,571,402
Griffon Corp. (a)(b)	69,400	1,630,206
Lennox International, Inc.	153,000	5,250,960
NCI Building Systems, Inc. (a)(b)	52,600	2,937,184
Simpson Manufacturing Co., Inc. (b)	97,100	3,225,662
Universal Forest Products, Inc.	50,000	2,591,500

Building Products Total		17,206,914

See Accompanying Notes to Financial Statements.

51

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Commercial Services & Supplies – 3.7%
ABM Industries, Inc.	115,600	3,041,436
Administaff, Inc.	64,200	2,278,458
Angelica Corp.	25,200	692,748
Bowne & Co., Inc.	77,000	1,195,810
Brady Corp., Class A (b)	143,000	4,681,820
CDI Corp.	34,500	919,770
Central Parking Corp. (b)	43,400	963,046
Consolidated Graphics, Inc. (a)(b)	31,200	2,223,312
G&K Services, Inc., Class A (b)	56,800	2,135,112
Healthcare Services Group, Inc. (b)	72,800	2,041,312
Heidrick & Struggles International, Inc. (a)	46,500	2,131,095
Interface, Inc., Class A	138,000	2,183,160
John H. Harland Co.	67,800	3,423,900
Labor Ready, Inc. (a)(b)	138,200	2,538,734
Mobile Mini, Inc. (a)(b)	94,600	2,547,578
On Assignment, Inc. (a)	87,400	1,071,524
School Specialty, Inc. (a)(b)	49,200	1,835,652
Spherion Corp. (a)	150,000	1,330,500
Standard Register Co.	33,000	432,630
Tetra Tech, Inc. (a)	152,900	2,726,207
United Stationers, Inc. (a)	80,300	4,416,500
Viad Corp. (b)	57,400	2,139,872
Volt Information Sciences, Inc. (a)(b)	34,200	1,169,298
Waste Connections, Inc. (a)	120,150	5,313,033
Watson Wyatt & Co. Holdings, Class A	112,400	5,403,068

Commercial Services & Supplies Total		58,835,575

Construction & Engineering – 1.2%
EMCOR Group, Inc. (a)	84,100	5,051,046
Insituform Technologies, Inc., Class A (a)	72,200	1,829,548
Shaw Group, Inc. (a)(b)	213,500	6,571,530
URS Corp. (a)	137,700	5,724,189

Construction & Engineering Total		19,176,313

Electrical Equipment – 1.6%
A.O. Smith Corp.	60,200	2,327,934
Acuity Brands, Inc. (b)	114,200	6,326,680
Baldor Electric Co. (b)	101,700	3,701,880
Belden CDT, Inc. (b)	115,250	5,344,143
C&D Technologies, Inc. (b)	68,000	378,760
MagneTek, Inc. (a)	77,700	407,148
Regal-Beloit Corp. (b)	82,000	3,709,680
Vicor Corp. (b)	51,800	483,812
Woodward Governor Co.	77,900	3,245,314

Electrical Equipment Total		25,925,351

	Shares	Value ($)
Industrial Conglomerates – 0.2%
Standex International Corp.	32,900	926,464
Tredegar Corp.	74,100	1,653,171

Industrial Conglomerates Total		2,579,635

Machinery – 4.0%
A.S.V., Inc. (a)(b)	54,500	850,200
Albany International Corp., Class A	77,300	2,643,660
Astec Industries, Inc. (a)	49,900	1,919,154
Barnes Group, Inc.	105,200	2,349,116
Briggs & Stratton Corp. (b)	130,700	3,821,668
Cascade Corp. (b)	28,000	1,586,760
CLARCOR, Inc. (b)	135,300	4,192,947
EnPro Industries, Inc. (a)	56,100	2,131,239
Gardner Denver, Inc. (a)	139,200	4,714,704
IDEX Corp.	142,250	7,398,422
Kaydon Corp.	74,700	3,239,739
Lindsay Manufacturing Co. (b)	30,800	1,057,672
Lydall, Inc. (a)	43,000	615,330
Manitowoc Co., Inc. (b)	163,300	9,585,710
Mueller Industries, Inc.	98,100	2,923,380
Robbins & Myers, Inc.	44,500	1,743,065
Toro Co. (b)	108,600	5,706,930
Valmont Industries, Inc.	45,500	2,580,760
Wabash National Corp. (b)	82,600	1,330,686
Watts Water Technologies, Inc., Class A (b)	77,100	2,903,586

Machinery Total		63,294,728

Marine – 0.3%
Kirby Corp. (a)	140,400	5,130,216

Marine Total		5,130,216

Road & Rail – 1.5%
Arkansas Best Corp. (b)	66,200	2,612,914
Heartland Express, Inc. (b)	156,368	2,581,636
Kansas City Southern (a)	201,100	6,443,244
Knight Transportation, Inc. (b)	152,800	2,854,304
Landstar System, Inc.	150,800	6,739,252
Old Dominion Freight Line, Inc. (a)	74,150	2,306,806

Road & Rail Total		23,538,156

Trading Companies & Distributors – 0.5%
Applied Industrial Technologies, Inc. (b)	98,925	2,373,211
Kaman Corp.	63,900	1,457,559
Lawson Products, Inc. (b)	11,100	435,009
Watsco, Inc. (b)	64,900	3,269,013

Trading Companies & Distributors Total		7,534,792

Industrials Total		270,861,687

See Accompanying Notes to Financial Statements.

52

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 16.1%
Communications Equipment – 1.2%
Bel Fuse, Inc., Class B (b)	31,400	998,206
Black Box Corp. (b)	46,000	1,742,480
Blue Coat Systems, Inc. (a)(b)	38,400	1,241,472
C-COR, Inc. (a)(b)	127,900	1,745,835
Comtech Telecommunications Corp. (a)	61,200	2,102,220
Digi International, Inc. (a)	66,500	889,105
Ditech Networks, Inc. (a)	86,400	669,600
Harmonic, Inc. (a)(b)	198,100	1,745,261
Inter-Tel, Inc. (b)	56,700	1,312,038
NETGEAR, Inc. (a)(b)	89,500	2,419,185
Network Equipment Technologies, Inc. (a)(b)	66,800	528,388
PC-Tel, Inc. (a)	59,200	615,680
Symmetricom, Inc. (a)(b)	122,400	1,035,504
Tollgrade Communications, Inc. (a)	36,400	436,436
ViaSat, Inc. (a)	64,600	2,206,736

Communications Equipment Total		19,688,146

Computers & Peripherals – 0.8%
Adaptec, Inc. (a)	311,500	1,136,975
Avid Technology, Inc. (a)(b)	108,675	3,629,745
Hutchinson Technology, Inc. (a)(b)	68,800	1,556,256
Komag, Inc. (a)(b)	82,300	2,797,377
Neoware Systems, Inc. (a)(b)	52,900	623,162
Novatel Wireless, Inc. (a)(b)	79,500	1,050,195
Synaptics, Inc. (a)(b)	67,100	1,646,634

Computers & Peripherals Total		12,440,344

Electronic Equipment & Instruments – 4.7%
Aeroflex, Inc. (a)	195,000	2,228,850
Agilysys, Inc. (b)	81,200	1,705,200
Anixter International, Inc. (a)	89,600	5,555,200
Bell Microproducts, Inc. (a)(b)	80,600	552,110
Benchmark Electronics, Inc. (a)	190,725	4,096,773
Brightpoint, Inc. (a)(b)	134,140	1,619,070
Checkpoint Systems, Inc. (a)(b)	104,100	2,036,196
Cognex Corp.	118,300	2,594,319
Coherent, Inc. (a)(b)	82,900	2,491,974
CTS Corp. (b)	95,000	1,287,250
Daktronics, Inc. (b)	84,300	2,248,281
Electro Scientific Industries, Inc. (a)(b)	77,200	1,661,344
FLIR Systems, Inc. (a)	173,800	6,041,288
Gerber Scientific, Inc. (a)	60,900	641,886
Global Imaging Systems, Inc. (a)	135,600	2,721,492
Insight Enterprises, Inc. (a)	128,200	2,476,824
Itron, Inc. (a)	67,900	4,387,698
Keithley Instruments, Inc.	37,300	565,095

	Shares	Value ($)
Littelfuse, Inc. (a)	59,400	2,187,702
LoJack Corp. (a)(b)	48,200	917,728
Mercury Computer Systems, Inc. (a)(b)	58,700	746,664
Methode Electronics, Inc., Class A	99,200	1,072,352
MTS Systems Corp. (b)	48,300	1,824,774
Park Electrochemical Corp.	53,500	1,495,860
Paxar Corp. (a)	109,400	2,519,482
Photon Dynamics, Inc. (a)(b)	45,200	533,360
Planar Systems, Inc. (a)	45,200	404,088
RadiSys Corp. (a)(b)	57,700	907,044
Rogers Corp. (a)	46,700	2,260,747
ScanSource, Inc. (a)(b)	68,200	1,886,412
Technitrol, Inc.	107,900	2,372,721
Trimble Navigation Ltd. (a)	313,200	8,287,272
X-Rite, Inc. (b)	76,000	897,560

Electronic Equipment & Instruments Total		73,224,616

Internet Software & Services – 1.0%
Bankrate, Inc. (a)(b)	30,300	1,229,877
InfoSpace, Inc. (a)	83,200	1,896,960
j2 Global Communications, Inc. (a)(b)	131,800	3,168,472
MIVA, Inc. (a)(b)	74,300	310,574
United Online, Inc. (b)	173,800	2,285,470
WebEx Communications, Inc. (a)	114,200	4,959,706
Websense, Inc. (a)	118,500	2,697,060

Internet Software & Services Total		16,548,119

IT Services – 1.2%
CACI International, Inc., Class A (a)(b)	81,300	3,780,450
Carreker Corp. (a)(b)	53,700	428,526
CIBER, Inc. (a)	144,100	1,013,023
eFunds Corp. (a)(b)	124,200	3,118,662
Gevity HR, Inc.	66,800	1,330,656
Keane, Inc. (a)(b)	118,200	1,621,704
Mantech International Corp., Class A (a)	48,300	1,663,935
MAXIMUS, Inc.	57,100	1,720,994
Startek, Inc.	30,000	306,900
Sykes Enterprises, Inc. (a)	78,500	1,259,140
TALX Corp. (b)	82,775	2,816,833

IT Services Total		19,060,823

Semiconductors & Semiconductor Equipment – 3.5%
Actel Corp. (a)	69,100	1,156,734
Advanced Energy Industries, Inc. (a)	93,900	1,891,146
ATMI, Inc. (a)(b)	92,600	3,078,024

See Accompanying Notes to Financial Statements.

53

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Axcelis Technologies, Inc. (a)	268,600	1,955,408
Brooks Automation, Inc. (a)(b)	199,830	3,103,360
Cabot Microelectronics Corp. (a)(b)	63,500	2,078,355
Cohu, Inc.	60,000	1,118,400
Cymer, Inc. (a)	98,500	4,093,660
Diodes, Inc. (a)(b)	53,000	1,989,620
DSP Group, Inc. (a)	77,000	1,585,430
Exar Corp. (a)(b)	97,400	1,310,030
FEI Co. (a)(b)	67,200	2,204,160
Intevac, Inc. (a)(b)	56,100	1,529,847
Kopin Corp. (a)(b)	180,000	649,800
Kulicke & Soffa Industries, Inc. (a)(b)	151,300	1,437,350
Microsemi Corp. (a)(b)	199,000	4,031,740
MKS Instruments, Inc. (a)	97,300	2,346,876
Pericom Semiconductor Corp. (a)	69,300	701,316
Photronics, Inc. (a)(b)	110,600	1,705,452
Rudolph Technologies, Inc. (a)(b)	66,000	1,075,800
Skyworks Solutions, Inc. (a)(b)	427,100	2,818,860
Standard Microsystems Corp. (a)(b)	58,700	1,677,059
Supertex, Inc. (a)(b)	36,400	1,494,220
Ultratech, Inc. (a)(b)	61,500	814,260
Varian Semiconductor Equipment Associates, Inc. (a)(b)	146,750	7,013,182
Veeco Instruments, Inc. (a)	82,400	1,614,216

Semiconductors & Semiconductor Equipment Total		54,474,305

Software – 3.7%
Altiris, Inc. (a)	64,200	2,089,068
ANSYS, Inc. (a)	102,200	5,214,244
Captaris, Inc. (a)	71,700	445,257
Catapult Communications Corp. (a)	26,400	267,960
Concur Technologies, Inc. (a)(b)	73,900	1,194,963
Epicor Software Corp. (a)(b)	153,400	2,064,764
EPIQ Systems, Inc. (a)(b)	38,200	677,286
FactSet Research Systems, Inc. (b)	100,000	6,086,000
Hyperion Solutions Corp. (a)(b)	155,150	6,646,626
JDA Software Group, Inc. (a)(b)	77,800	1,156,108
Kronos, Inc. (a)	84,500	3,337,750
Manhattan Associates, Inc. (a)	72,300	2,011,386
MapInfo Corp. (a)	56,600	792,400
Micros Systems, Inc. (a)(b)	104,900	5,849,224
Napster, Inc. (a)(b)	119,100	463,299
Phoenix Technologies Ltd. (a)(b)	67,400	419,228
Progress Software Corp. (a)	109,000	3,057,450
Quality Systems, Inc. (b)	45,000	1,841,850

	Shares	Value ($)
Radiant Systems, Inc. (a)(b)	68,700	824,400
Secure Computing Corp. (a)	171,100	1,468,038
Sonic Solutions (a)(b)	69,000	1,002,570
SPSS, Inc. (a)	52,300	1,808,011
Take-Two Interactive Software, Inc. (a)(b)	192,350	3,423,830
THQ, Inc. (a)(b)	170,550	5,493,416

Software Total		57,635,128

Information Technology Total		253,071,481

Materials – 5.7%
Chemicals – 1.3%
Arch Chemicals, Inc.	64,000	1,966,080
Georgia Gulf Corp. (b)	90,800	1,741,544
H.B. Fuller Co.	158,100	3,947,757
MacDermid, Inc.	66,300	2,294,643
Material Sciences Corp. (a)	33,700	362,949
OM Group, Inc. (a)	77,900	3,947,193
Omnova Solutions, Inc. (a)	111,100	675,488
Penford Corp. (b)	23,700	490,353
PolyOne Corp. (a)	246,000	1,650,660
Quaker Chemical Corp.	26,300	619,365
Schulman A, Inc. (b)	64,100	1,351,869
Tronox, Inc., Class B	109,400	1,623,496
Wellman, Inc. (b)	86,700	273,972

Chemicals Total		20,945,369

Construction Materials – 0.5%
Headwaters, Inc. (a)	112,200	2,644,554
Texas Industries, Inc. (b)	63,600	5,037,756

Construction Materials Total		7,682,310

Containers & Packaging – 0.7%
AptarGroup, Inc.	91,400	6,014,120
Caraustar Industries, Inc. (a)	77,100	606,777
Chesapeake Corp.	52,600	811,618
Myers Industries, Inc.	71,600	1,219,348
Rock-Tenn Co., Class A (b)	87,400	2,837,878

Containers & Packaging Total		11,489,741

Metals & Mining – 2.7%
A.M. Castle & Co. (b)	33,400	961,920
AMCOL International Corp.	57,900	1,641,465
Brush Engineered Materials, Inc. (a)	53,400	2,393,388
Carpenter Technology Corp. (b)	67,800	8,037,690
Century Aluminum Co. (a)(b)	61,100	2,781,883
Chaparral Steel Co.	122,800	6,119,124
Cleveland-Cliffs, Inc.	109,200	6,158,880
Gibraltar Industries, Inc. (b)	79,400	1,846,050
Quanex Corp. (b)	98,000	3,830,820

See Accompanying Notes to Financial Statements.

54

Columbia Small Cap Index Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining (continued)
RTI International Metals, Inc. (a)	60,600	5,228,568
Ryerson Tull, Inc. (b)	69,600	2,394,240
Steel Technologies, Inc. (b)	30,500	894,260

Metals & Mining Total		42,288,288

Paper & Forest Products – 0.5%
Buckeye Technologies, Inc. (a)	99,900	1,270,728
Deltic Timber Corp.	27,000	1,399,140
Neenah Paper, Inc. (b)	39,200	1,454,320
Pope & Talbot, Inc. (a)	43,300	342,070
Schweitzer-Mauduit International, Inc.	41,000	978,260
Wausau-Mosinee Paper Corp. (b)	118,600	1,716,142

Paper & Forest Products Total		7,160,660

Materials Total		89,566,368

Private Placement – 0.0%
Private Placement – 0.0%
CSF Holdings, Inc. Escrow (a)(c)(d)	2,062	—

Private Placement Total		—

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
Commonwealth Telephone Enterprises, Inc. (b)	56,000	2,392,320
CT Communications, Inc.	53,100	1,251,567
General Communication, Inc., Class A (a)(b)	118,700	1,760,321

Diversified Telecommunication Services Total		5,404,208

Telecommunication Services Total		5,404,208

Utilities – 4.9%
Electric Utilities – 1.1%
ALLETE, Inc.	80,600	3,774,498
Central Vermont Public Service Corp.	26,900	672,769
Cleco Corp.	152,500	3,995,500
El Paso Electric Co. (a)	123,800	2,914,252
Green Mountain Power Corp.	14,000	481,880
UIL Holdings Corp.	65,433	2,383,724
Unisource Energy Corp. (b)	93,400	3,540,794

Electric Utilities Total		17,763,417

	Shares	Value ($)
Gas Utilities – 3.4%
Atmos Energy Corp.	231,600	7,300,032
Cascade Natural Gas Corp. (b)	30,500	793,000
Energen Corp.	191,900	9,303,312
Laclede Group, Inc. (b)	56,700	1,769,040
New Jersey Resources Corp.	73,400	3,625,226
Northwest Natural Gas Co. (b)	72,900	3,227,283
Piedmont Natural Gas Co. (b)	199,800	5,020,974
South Jersey Industries, Inc. (b)	77,600	2,684,960
Southern Union Co. (b)	285,587	8,367,699
Southwest Gas Corp.	110,000	4,083,200
UGI Corp.	280,600	7,326,466

Gas Utilities Total		53,501,192

Multi-Utilities – 0.3%
Avista Corp.	137,900	3,226,860
CH Energy Group, Inc.	35,900	1,700,224

Multi-Utilities Total		4,927,084

Water Utilities – 0.1%
American States Water Co. (b)	45,200	1,713,080

Water Utilities Total		1,713,080

Utilities Total		77,904,773

Total Common Stocks (cost of $979,931,091)		1,540,609,468

Investment Company – 1.5%
iShares S&P SmallCap 600 Index Fund (b)	354,600	23,715,648

Total Investment Company (cost of $24,048,972)		23,715,648

Securities Lending Collateral – 29.7%
State Street Navigator Securities Lending Prime Portfolio (e)	467,110,977	467,110,977

Total Securities Lending Collateral (cost of $467,110,977)		467,110,977

See Accompanying Notes to Financial Statements.

55

Columbia Small Cap Index Fund

February 28, 2007

	Par ($)	Value ($)
Short-Term Obligations – 0.6%

U.S. Government Obligation – 0.1%
United States Treasury Bill
4.805% 03/15/07 (f)(g)	1,000,000	998,131

U.S. Government Obligation Total		998,131

Repurchase Agreement – 0.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by a U.S. Government Agency Note maturing 06/15/09, market value of $8,372,638 (repurchase proceeds $8,205,196)	8,204,000	8,204,000

Total Short-Term Obligations (cost of $9,202,131)		9,202,131

Total Investments – 129.7% (cost of $1,480,293,171)(h)		2,040,638,224

Other Assets & Liabilities, Net – (29.7)%		(467,665,938)

Net Assets – 100.0%		1,572,972,286

See Accompanying Notes to Financial Statements.

56

Columbia Small Cap Index Fund

February 28, 2007

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan at February 28, 2007. The market value of securities on loan at February 28, 2007 is $455,286,189.

(c)	Security has no value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)	Investment made with cash collateral received from securities lending activity.

(f)	The rate shown represents the annualized yield at the date of purchase.

(g)	Security pledged as collateral for open futures contracts.

(h)	Cost for federal income tax purposes is $1,522,716,145.

At February 28, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Russell 2000 Index	22	$8,741,700	$8,613,780	Mar-2007	$127,920

At February 28, 2007 the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Industrials	17.2
Information Technology	16.1
Financials	15.9
Consumer Discretionary	15.9
Health Care	11.9
Energy	5.9
Materials	5.7
Utilities	4.9
Consumer Staples	4.1
Telecommunication Services	0.3

	97.9
Private Placement	0.0	*
Securities Lending Collateral	29.7
Investment Company	1.5
Short-Term Obligations	0.6
Other Assets & Liabilities, Net	(29.7)

	100.0

* Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

57

Statements of Assets and Liabilities – Index Funds

(February 28, 2007)

	$	$	$	$
	Columbia Large Cap Index Fund (a)	Columbia Large Cap Enhanced Core Fund (a)	Columbia Mid Cap Index Fund (a)	Columbia Small Cap Index Fund (a)
Assets:
Unaffiliated investments, at identified cost	1,746,238,710	572,952,888	1,744,943,426	1,480,293,171
Affiliated investments, at identified cost	24,568,113	—	—	—

Total investments, at identified cost	1,770,806,823	572,952,888	1,744,943,426	1,480,293,171
Unaffiliated investments, at value (including securities on loan of $24,652,116, $2,532,875, $241,466,568 and $455,286,189, respectively)	2,637,090,224	652,556,027	2,328,091,138	2,040,638,224
Affiliated investments, at value	47,092,089	—	—	—

Total investments, at value	2,684,182,313	652,556,027	2,328,091,138	2,040,638,224

Cash	196	925	793	833
Unrealized appreciation on swap contracts	—	276,521	—	—
Receivable for:
Investments sold	—	92,384,102	—	—
Fund shares sold	5,444,559	917,520	4,493,108	3,278,904
Interest	8,165	5,628	2,921	1,196
Dividends	5,754,574	1,207,645	2,410,211	629,681
Securities lending	5,200	1,684	34,644	95,932
Futures variation margin	606,381	184,102	127,848	93,226
Expense reimbursement due from Investment Advisor	126,303	—	202,350	—
Deferred Trustees’ compensation plan	9,927	—	—	6,884
Other assets	—	—	—	377

Total assets	2,696,137,618	747,534,154	2,335,363,013	2,044,745,257

Liabilities:
Collateral on securities loaned	25,136,070	2,579,336	247,637,164	467,110,977
Expense reimbursement due to Investment Advisor	—	33,374	—	—
Net unrealized depreciation on foreign forward currency contracts	—	9,449	—	—
Unrealized depreciation on swap contracts	—	94,733	—	—
Written options at value (premium of $53,000)	—	15,080	—	—
Payable for:
Investments purchased	—	115,718,470	3,110,069	1,248,324
Fund shares redeemed	1,418,904	450,893	857,312	3,061,523
Investment advisory fee	210,883	165,092	162,382	122,479
Administration fee	218,625	70,943	149,417	123,195
Transfer agent fee	—	8,774	7,197	—
Pricing and bookkeeping fees	—	12,362	13,808	—
Trustees’ fees	86,953	84,532	60,560	88,844
Service and distribution fees	26,486	3,450	9,363	9,975
Custody fee	—	7,682	12,000	—
Chief compliance officer expenses	—	2,034	2,500	—
Deferred Trustees’ fees	9,927	—	—	6,884
Other liabilities	4,116	60,742	77,480	770

Total liabilities	27,111,964	119,316,946	252,099,252	471,772,971

Net Assets	2,669,025,654	628,217,208	2,083,263,761	1,572,972,286

See Accompanying Notes to Financial Statements.

58

	$	$	$	$
	Columbia Large Cap Index Fund (a)	Columbia Large Cap Enhanced Core Fund (a)	Columbia Mid Cap Index Fund (a)	Columbia Small Cap Index Fund (a)
Net Assets Consist of:
Paid-in capital	2,141,428,880	532,534,073	1,468,937,537	1,000,860,583
Undistributed net investment income	8,679,859	1,742,435	3,234,507	1,291,723
Accumulated net realized gain (loss)	(393,113,591)	14,286,759	27,820,527	10,347,007
Unrealized appreciation (depreciation) on:
Investments	913,375,490	79,603,139	583,147,712	560,345,053
Foreign currency translations	—	(9,449)	—	—
Swap contracts	—	181,788	—	—
Futures contracts	(1,344,984)	(159,457)	123,478	127,920
Options	—	37,920	—	—

Net Assets	2,669,025,654	628,217,208	2,083,263,761	1,572,972,286

Class A
Net assets	87,527,656	17,398,681	49,555,113	51,680,989
Shares outstanding	3,231,957	1,193,297	3,929,228	2,328,853
Net asset value and offering price per share	27.08	14.58	12.61	22.19

Class B
Net assets	10,302,320	—	—	—
Shares outstanding	379,668	—	—	—
Net asset value and offering price per share (b)	27.14	—	—	—

Class R
Net assets	—	11,179	—	—
Shares outstanding	—	767	—	—
Net asset value and offering price per share	—	14.58 (c)	—	—

Class Z
Net assets	2,571,195,678	610,807,348	2,033,708,648	1,521,291,297
Shares outstanding	94,210,390	41,830,493	161,252,836	68,311,565
Net asset value and offering price per share	27.29	14.60	12.61	22.27
(a)	The Fund changed its fiscal year end from March 31 to February 28.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	Net asset value and offering price round to $14.58 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

59

Statements of Operations – Index Funds

For the Period April 1, 2006 through February 28, 2007

	$	$	$	$
	Columbia Large Cap Index Fund (a)	Columbia Large Cap Enhanced Core Fund (a)	Columbia Mid Cap Index Fund (a)	Columbia Small Cap Index Fund (a)
Investment Income
Dividends	41,599,747	8,942,929	23,620,801	12,177,897
Dividends from affiliates	2,011,540	—	—	—
Interest	1,768,489	897,434	1,324,382	639,107
Securities lending	49,911	11,907	277,679	688,132

Total Investment Income	45,429,687	9,852,270	25,222,862	13,505,136

Expenses
Investment advisory fee	2,279,789	1,691,254	1,755,688	1,410,638
Administration fee	2,270,948	706,617	1,612,462	1,410,638
Distribution fee:
Class B	76,404	—	—	—
Class R	—	48	—	—
Service fee:
Class A	175,040	41,103	80,183	108,688
Class B	25,468	—	—	—
Transfer agent fee	—	42,244	44,918	—
Pricing and bookkeeping fees	—	125,889	148,287	—
Trustees’ fees	14,503	32,789	30,274	24,560
Custody fee	—	34,740	69,020	16,940
Chief compliance officer expenses	—	7,877	14,738	—
Other expenses	5,107	194,719	401,224	—

Total Operating Expenses	4,847,259	2,877,280	4,156,794	2,971,464
Interest expense	—	—	—	662

Total Expenses	4,847,259	2,877,280	4,156,794	2,972,126
Expenses waived/reimbursed by investment advisor	(1,379,819)	(393,249)	(1,607,614)	—
Custody earnings credit	—	(2,907)	(11,034)	(16,940)

Net Expenses	3,467,440	2,481,124	2,538,146	2,955,186

Net Investment Income	41,962,247	7,371,146	22,684,716	10,549,950

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Written Options and Swap Contracts
Net realized gain (loss) on:
Unaffiliated investments	(37,223,683)	29,018,002	87,367,403	98,232,254
Affiliated investments	286,016	—	—	—
Foreign currency transactions	—	197,455	—	—
Futures contracts	4,580,891	617,166	(30,429)	(3,199,906)
Written options	—	(22,400)	—	—
Realized loss due to trading errors (See note 9)	—	—	—	—

Net realized gain (loss)	(32,356,776)	29,810,223	87,336,974	95,032,348
Net change in unrealized appreciation (depreciation) on:
Investments	237,989,331	14,656,085	16,195,844	(60,850,168)
Foreign currency translations	—	1,756	—	—
Swap contracts	—	113,014	—	—
Futures contracts	(1,874,924)	(361,821)	(811,704)	(1,052,514)
Written options	—	33,496	—	—

Net change in unrealized appreciation (depreciation)	236,114,407	14,442,530	15,384,140	(61,902,682)

Net Gain	203,757,631	44,252,753	102,721,114	33,129,666

Net Increase Resulting from Operations	245,719,878	51,623,899	125,405,830	43,679,616

(a)	The Fund changed its fiscal year end from March 31 to February 28.

See Accompanying Notes to Financial Statements.

60

Statements of Operations – Index Funds

For the Year Ended March 31, 2006

	$	$	$	$
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Net Investment Income
Dividends	34,630,789	7,704,545	22,800,771	13,509,293
Dividends from affiliates	2,811,324	—	—	—
Interest	1,150,035	606,246	1,046,310	416,756
Securities lending	—	177	—	52,456

Total Investment Income	38,592,148	8,310,968	23,847,081	13,978,505

Expenses
Investment advisory fee	2,013,756	1,464,109	1,726,396	1,314,412
Administration fee	2,013,756	668,755	1,673,682	1,314,412
Distribution fee:
Class B	49,030	—	—	—
Class R	—	10	—	—
Service fee:
Class A	133,867	43,830	33,868	67,732
Class B	16,343	—	—	—
Transfer agent fee	185,640	56,938	179,632	113,388
Pricing and bookkeeping fees	—	44,908	56,290	—
Trustees’ fees	16,929	16,534	16,447	16,580
Custody fee	56,925	36,719	95,526	56,840
Chief compliance officer expenses	12,649	6,548	12,937	11,468
Non-recurring costs	1,231,972	255,885	1,055,620	804,518
Other expenses	112,611	158,849	180,659	92,038

Total Operating Expenses	5,843,478	2,753,085	5,031,057	3,791,388
Interest expense	417	—	9,289	264

Total Expenses	5,843,895	2,753,085	5,040,346	3,791,652
Expenses waived/reimbursed by investment advisor	(1,595,131)	(363,714)	(1,527,190)	(175,070)
Non-recurring costs waived by investment advisor	(1,231,972)	(255,885)	(1,055,620)	(804,518)
Custody earnings credit	(1,448)	(778)	(7,473)	(6,257)

Net Expenses	3,015,344	2,132,708	2,450,063	2,805,807

Net Investment Income	35,576,804	6,178,260	21,397,018	11,172,698

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Written Options and Swap Contracts
Net realized gain (loss) on:
Unaffiliated investments	(106,939,035)	26,177,125	102,047,152	85,870,836
Affiliated investments	(1,131)	—	—	—
Foreign currency transactions	—	254,375	—	—
Futures contracts	1,394,110	1,899,464	4,987,058	1,675,352
Written options	—	732,869	—	—

Net realized gain (loss)	(105,546,056)	29,063,833	107,034,210	87,546,188

Net change in unrealized appreciation (depreciation) on:
Investments	304,429,548	15,685,997	214,501,753	199,900,769
Foreign currency translations	—	(11,205)	—	—
Swap contracts	—	68,774	—	—
Futures contracts	1,228,989	550,733	1,015,162	1,260,278
Written options	—	4,424	—	—

Net change in unrealized appreciation (depreciation)	305,658,537	16,298,723	215,516,915	201,161,047

Net Gain	200,112,481	45,362,556	322,551,125	288,707,235

Net Increase Resulting from Operations	235,689,285	51,540,816	343,948,143	299,879,933

See Accompanying Notes to Financial Statements.

61

Statements of Changes in Net Assets – Index Funds

Increase (Decrease) in Net Assets	Columbia Large Cap Index Fund			Columbia Large Cap Enhanced Core Fund
	Period April 1, 2006 through February 28, 2007 ($)(a)	Year Ended March 31,		Period April 1, 2006 through February 28, 2007 ($)(a)	Year Ended March 31,
		2006	2005		2006 ($)	2005 ($)
Operations
Net investment income	41,962,247	35,576,804	25,440,031	7,371,146	6,178,260	4,335,004
Net realized gain (loss) on investments, foreign currency transactions, swap contracts, futures contracts and written options	(32,356,776)	(105,546,056)	(9,726,802)	29,810,223	29,063,833	15,339,265
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, swap contracts, futures contracts and written options	236,114,407	305,658,537	67,191,107	14,442,530	16,298,723	(302,193)

Net increase resulting from operations	245,719,878	235,689,285	82,904,336	51,623,899	51,540,816	19,372,076

Distributions Declared to Shareholders
From net investment income:
Class A	(1,257,010)	(697,459)	(556,182)	(157,733)	(194,548)	(283,789)
Class B	(117,543)	(39,947)	—	—	—	—
Class R	—	—	—	(75)	—	—
Class Z	(42,525,213)	(29,929,942)	(23,524,760)	(7,139,793)	(5,746,318)	(5,588,558)

From net realized gains:
Class A	—	—	—	(1,011,975)	(916,913)	(1,058,830)
Class R	—	—	—	(591)	—
Class Z	—	—	—	(29,097,990)	(20,393,576)	(14,431,282)

Total distributions declared to shareholders	(43,899,766)	(30,667,348)	(24,080,942)	(37,408,157)	(27,251,355)	(21,362,459)
Net Capital Share Transactions	17,264,251	721,628,530	185,901,239	100,383,419	146,668,513	79,735,384
Net Increase in Net Assets	219,084,363	926,650,467	244,724,633	114,599,161	170,957,974	77,745,001

Net Assets
Beginning of period	2,449,941,291	1,523,290,824	1,278,566,191	513,618,047	342,660,073	264,915,072
End of period	2,669,025,654	2,449,941,291	1,523,290,824	628,217,208	513,618,047	342,660,073
Undistributed net investment income, at end of period	8,679,859	10,625,440	5,912,453	1,742,435	1,499,007	1,038,294

(a)	The Fund changed its fiscal year end from March 31 to February 28.

See Accompanying Notes to Financial Statements.

62

Increase (Decrease) in Net Assets	Columbia Mid Cap Index Fund			Columbia Small Cap Index Fund
	Period April 1, 2006 through February 28, 2007 ($)(a)	Year Ended March 31,		Period April 1, 2006 through February 28, 2007 ($)(a)	Year Ended March 31,
		2006 ($)	2005 ($)		2006 ($)	2005 ($)
Operations
Net investment income	22,684,716	21,397,018	18,477,464	10,549,950	11,172,698	8,751,970
Net realized gain (loss) on investments and futures contracts	87,336,974	107,034,210	57,216,448	95,032,348	87,546,188	22,989,714
Net change in unrealized appreciation (depreciation) on investments and futures contracts	15,384,140	215,516,915	82,682,691	(61,902,682)	201,161,047	89,989,208

Net increase resulting from operations	125,405,830	343,948,143	158,376,603	43,679,616	299,879,933	121,730,892

Distributions Declared to Shareholders
From net investment income:
Class A	(333,864)	(147,288)	(68,564)	(203,507)	(150,804)	(74,685)
Class B	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Z	(23,752,015)	(21,251,090)	(15,091,410)	(11,705,979)	(9,644,218)	(8,127,743)

From net realized gains:
Class A	(1,436,403)	(662,214)	(225,324)	(3,355,096)	(398,387)	(591,850)
Class Z	(82,949,639)	(82,367,552)	(40,571,992)	(104,010,757)	(18,103,753)	(40,318,404)

Total distributions declared to shareholders	(108,471,921)	(104,428,144)	(55,957,290)	(119,275,339)	(28,297,162)	(49,112,682)
Net Capital Share Transactions	51,967,234	164,231,404	38,963,576	(3,755,513)	294,290,558	87,030,653
Net Increase (Decrease) in Net Assets	68,901,143	403,751,403	141,382,889	(79,351,236)	565,873,329	159,648,863

Net Assets
Beginning of period	2,014,362,618	1,610,611,215	1,469,228,326	1,652,323,522	1,086,450,193	926,801,330
End of period	2,083,263,761	2,014,362,618	1,610,611,215	1,572,972,286	1,652,323,522	1,086,450,193
Undistributed net investment income, at end of period	3,234,507	4,852,932	6,232,271	1,291,723	2,703,376	1,575,178

See Accompanying Notes to Financial Statements.

63

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Index Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A:
Subscriptions	1,290,172	33,882,074	564,469	13,437,847	488,514	10,799,316
Proceeds received in connection with merger	—	—	1,305,295	30,658,129	—	—
Distributions reinvested	44,492	1,166,643	26,334	643,610	20,886	484,767
Redemptions	(938,445)	(24,520,558)	(696,647)	(16,504,335)	(406,206)	(8,978,334)

Net increase (decrease)	396,219	10,528,159	1,199,451	28,235,251	103,194	2,305,749

Class B:
Subscriptions	5,640	140,695	5,993	141,859	—	—
Proceeds received in connection with merger	—	—	552,974	12,990,420	—	—
Distributions reinvested	4,077	104,763	1,444	35,486	—	—
Redemptions	(111,806)	(2,889,863)	(78,654)	(1,928,528)	—	—

Net increase (decrease)	(102,089)	(2,644,405)	481,757	11,239,237	—	—

Class Z:
Subscriptions	12,468,163	331,829,582	11,025,981	261,913,342	17,581,892	397,570,296
Proceeds received in connection with merger	—	—	34,043,767	806,234,681	—	—
Distributions reinvested	1,055,073	27,902,084	787,873	19,373,802	629,553	14,700,065
Redemptions	(13,446,341)	(350,351,169)	(16,856,204)	(405,367,783)	(10,246,023)	(228,674,871)

Net increase	76,895	9,380,497	29,001,417	682,154,042	7,965,422	183,595,490
(a)	The Fund changed its fiscal year end from March 31 to February 28.

(b)	On August 22, 2005, the existing Investor A and Primary A shares were renamed Class A and Class Z shares, respectively.

(c)	The Fund’s Class B shares commenced operations on August 22, 2005.

(d)	The Fund’s Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

64

	Columbia Large Cap Enhanced Core Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(d)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A:
Subscriptions	162,777	2,309,463	184,901	2,109,725	203,332	2,668,743
Distributions reinvested	68,642	922,012	38,519	916,195	83,530	1,074,096
Redemptions	(347,814)	(5,000,458)	(229,627)	(3,106,902)	(352,923)	(4,681,179)

Net increase (decrease)	(116,395)	(1,768,983)	(6,207)	(80,982)	(66,061)	(938,340)

Class R:
Subscriptions	—	—	717	10,000	—	—
Distributions reinvested	50	666	—	—	—	—

Net increase	50	666	717	10,000	—	—

Class Z:
Subscriptions	13,425,140	193,809,749	14,918,636	202,993,686	9,235,456	123,029,685
Distributions reinvested	325,224	4,389,420	163,617	3,292,669	150,131	1,940,083
Redemptions	(6,837,172)	(96,047,433)	(4,322,764)	(59,546,860)	(3,344,555)	(44,296,044)

Net increase	6,913,192	102,151,736	10,759,489	146,739,495	6,041,032	80,673,724

See Accompanying Notes to Financial Statements.

65

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Mid Cap Index Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A:
Subscriptions	3,044,998	36,920,658	972,185	11,246,955	785,512	8,120,579
Distributions reinvested	130,138	1,525,139	45,044	531,124	23,958	258,360
Redemptions	(696,469)	(8,374,980)	(446,327)	(5,185,125)	(649,455)	(6,740,529)

Net increase	2,478,667	30,070,817	570,902	6,592,954	160,015	1,638,410

Class Z:
Subscriptions	21,989,336	266,588,295	35,996,342	419,021,288	26,306,044	269,827,365
Distributions reinvested	3,568,604	41,418,181	1,977,777	28,666,252	1,319,187	13,858,146
Redemptions	(23,810,010)	(286,110,059)	(24,838,361)	(290,049,090)	(23,579,553)	(246,360,345)

Net increase	1,747,930	21,896,417	13,135,758	157,638,450	4,045,678	37,325,166
(a)	The Fund changed its fiscal year end from March 31 to February 28.

(b)	On August 22, 2005, the existing Investor A and Primary A shares were renamed Class A and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

66

	Columbia Small Cap Index
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A:
Subscriptions	864,214	19,008,780	833,826	17,575,961	466,188	8,449,989
Proceeds received in connection with merger	—	—	812,898	16,589,979	—	—
Distributions reinvested	149,821	3,119,569	23,490	492,327	32,790	571,135
Redemptions	(637,051)	(13,813,219)	(466,810)	(9,826,577)	(451,506)	(8,211,088)

Net increase	376,984	8,315,130	1,203,404	24,831,690	47,472	810,036

Class Z:
Subscriptions	5,584,192	122,787,450	7,161,714	149,547,825	12,964,318	237,106,296
Proceeds received in connection with merger	—	—	16,314,826	334,890,203	—	—
Distributions reinvested	2,511,602	52,455,691	510,819	10,756,482	680,214	11,973,008
Redemptions	(8,593,645)	(187,313,784)	(10,909,076)	(225,735,642)	(8,852,614)	(162,858,687)

Net increase (decrease)	(497,851)	(12,070,643)	13,078,283	269,458,868	4,791,918	86,220,617

See Accompanying Notes to Financial Statements.

67

Financial Highlights – Columbia Large Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares			2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$24.97		$22.67		$21.65		$16.27		$21.98		$22.24

Income from Investment Operations:
Net investment income (c)	0.39		0.36		0.37	(d)	0.24		0.20		0.18
Net realized and unrealized gain (loss) on investments	2.14		2.19		1.01		5.37		(5.75)		(0.26)

Total from Investment Operations	2.53		2.55		1.38		5.61		(5.55)		(0.08)

Less Distributions Declared to Shareholders:
From net investment income	(0.42)		(0.25)		(0.36)		(0.23)		(0.16)		(0.18)

Net Asset Value, End of Period	$27.08		$24.97		$22.67		$21.65		$16.27		$21.98
Total return (e)	10.20	(f)	11.27%		6.33%		34.50%		(25.28)%		(0.30)%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.39	%(g)	0.39	%(h)	0.39	%(h)	0.51	%(h)(i)	0.60	%(h)	0.60	%(h)
Interest expense	—		—	%(j)	—		—		—	%(j)	—	%(j)
Net expenses	0.39	%(g)	0.39	%(h)	0.39	%(h)	0.51	%(h)(i)	0.60	%(h)	0.60	%(h)
Waiver/Reimbursement	0.06	%(g)	0.14	%(k)	0.14	%(k)	0.24	%(k)	0.34%		0.33%
Net investment income	1.63	%(g)	1.53%		1.67%		1.23%		1.14%		0.80%
Portfolio turnover rate	7	%(f)	12%		4%		1%		6%		7%
Net assets, end of period (000’s)	$87,528		$70,808		$37,088		$33,188		$23,660		$33,238
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	The reimbursement from the investment advisor has an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08%, 0.11% and 0.21% for the years ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

68

Financial Highlights – Columbia Large Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

Class B Shares	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$25.06		$23.49

Income from Investment Operations:
Net investment income (c)	0.20		0.10
Net realized and unrealized gain (loss) on investments	2.16		1.55

Total from Investment Operations	2.36		1.65

Less Distributions Declared to Shareholders:
From net investment income	(0.28)		(0.08)

Net Asset Value, End of Period	$27.14		$25.06
Total return (d)(e)	9.47%		7.01%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	1.14%		1.14	%(g)
Interest expense	—		—	%(h)
Net expenses (f)	1.14%		1.14	%(g)
Waiver/Reimbursement (i)	0.06%		0.12%
Net investment income	0.87%		0.85%
Portfolio turnover rate	7	%(e)	12%
Net assets, end of period (000’s)	$10,302		$12,071
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class B shares commenced operations on September 23, 2005. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charges.

(e)	Not annualized.

(f)	Annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.06% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

69

Financial Highlights – Columbia Large Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares			2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$25.15		$22.82		$21.79		$16.37		$22.09		$22.35

Income from Investment Operations:
Net investment income (c)	0.45		0.42		0.43	(d)	0.30		0.25		0.24
Net realized and unrealized gain (loss) on investments	2.16		2.22		1.01		5.39		(5.77)		(0.27)

Total from Investment Operations	2.61		2.64		1.44		5.69		(5.52)		(0.03)

Less Distributions Declared to Shareholders:
From net investment income	(0.47)		(0.31)		(0.41)		(0.27)		(0.20)		(0.23)

Net Asset Value, End of Period	$27.29		$25.15		$22.82		$21.79		$16.37		$22.09
Total return (e)	10.44	(f)	11.59%		6.57%		34.82%		(25.05)%		(0.09)%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.14	%(g)	0.14	%(h)	0.14	%(h)	0.26	%(h)(i)	0.35	%(h)	0.35	%(h)
Interest expense	—		—	%(j)	—		—		—	%(j)	—	%(j)
Net expenses	0.14	%(g)	0.14	%(h)	0.14	%(h)	0.26	%(h)(i)	0.35	%(h)	0.35	%(h)
Waiver/Reimbursement	0.06	%(g)	0.14	%(k)	0.14	%(k)	0.24	%(k)	0.34%		0.33%
Net investment income (loss)	1.87	%(g)	1.78%		1.92%		1.48%		1.39%		1.05%
Portfolio turnover rate	7	%(f)	12%		4%		1%		6%		7%
Net assets, end of period (000’s)	$2,571,196		$2,367,063		$1,486,203		$1,245,378		$918,184		$1,283,450

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	The reimbursement from the investment advisor has an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08%, 0.11% and 0.21% for the years ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

70

Financial Highlights – Columbia Large Cap Enhanced Core Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares			2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$14.13		$13.41		$13.56		$9.98		$13.99		$14.89

Income from Investment Operations:
Net investment income (c)	0.16		0.17		0.17	(d)	0.11		0.10		0.09
Net realized and unrealized gain (loss) on investments	1.24		1.42		0.66		3.59		(3.51)		0.39

Total from Investment Operations	1.40		1.59		0.83		3.70		(3.41)		0.48

Less Distributions Declared to Shareholders:
From net investment income	(0.14)		(0.15)		(0.21)		(0.12)		(0.06)		(0.09)
From net realized gains	(0.81)		(0.72)		(0.77)		—		(0.54)		(1.29)

Total Distributions Declared to Shareholders	(0.95)		(0.87)		(0.98)		(0.12)		(0.60)		(1.38)

Net Asset Value, End of Period	$14.58		$14.13		$13.41		$13.56		$9.98		$13.99
Total return (e)	10.56	%(f)	12.35%		6.59%		37.08%		(25.24)%		2.55%

Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (g)	0.75	%(h)	0.75%		0.75%		0.75	%(i)	0.75%		0.75%
Interest expense	—		—		—		—	%(j)	—	%(j)	—	%(j)
Net expenses (g)	0.75	%(h)	0.75%		0.75%		0.75	%(i)	0.75%		0.75%
Waiver/Reimbursement	0.08	%(h)(k)	0.15	%(k)	0.25	%(k)	0.26	%(k)	0.30%		0.25%
Net investment income	1.26	%(h)	1.23%		1.27%		0.98%		1.01%		0.64%
Portfolio turnover rate	230	%(f)	269%		218%		307%		366%		345%
Net assets, end of period (000’s)	$17,399		$18,508		$17,653		$18,734		$15,663		$25,420
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.22% and 0.23% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

71

Financial Highlights – Columbia Large Cap Enhanced Core Fund

  Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Period Ended February 28, 2007 (a)	Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.13	$13.68

Income from Investment Operations:
Net investment income (c)	0.13	0.03
Net realized and unrealized gain on investments	1.23	0.42

Total from Investment Operations	1.36	0.45

Less Distributions Declared to Shareholders:
From net investment income	(0.10)	—
From net realized gains	(0.81)	—

Total Distributions Declared to Shareholders	(0.91)	—

Net Asset Value, End of Period	$14.58	$14.13
Total return (d)(e)	10.30%	3.29%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)(g)	1.00%	1.00%
Interest expense	—	—
Net expenses (g)	1.00%	1.00%
Waiver/Reimbursement (g)	0.08%	0.09	%(h)
Net investment income (g)	1.02%	0.91%
Portfolio turnover rate (e)	230%	269%
Net assets, end of period (000’s)	$11	$10
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

(h)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

72

Financial Highlights – Columbia Large Cap Enhanced Core Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares			2006 (b)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$14.18		$13.45		$13.59		$10.00		$14.00		$14.90

Income from Investment Operations:
Net investment income (c)	0.20		0.20		0.20	(d)	0.15		0.14		0.13
Net realized and unrealized gain (loss) on investments	1.23		1.44		0.67		3.59		(3.53)		0.38

Total from Investment Operations	1.43		1.64		0.87		3.74		(3.39)		0.51

Less Distributions Declared to Shareholders:
From net investment income	(0.20)		(0.19)		(0.24)		(0.15)		(0.07)		(0.12)
From net realized gains	(0.81)		(0.72)		(0.77)		—		(0.54)		(1.29)

Total Distributions Declared to Shareholders	(1.01)		(0.91)		(1.01)		(0.15)		(0.61)		(1.41)

Net Asset Value, End of Period	$14.60		$14.18		$13.45		$13.59		$10.00		$14.00
Total return (e)	10.79	%(f)	12.66%		6.90%		37.41%		(25.03)%		2.80%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (g)	0.50	%(h)	0.50%		0.50%		0.50	%(i)	0.50%		0.50%
Interest expense	—		—		—		—	%(j)	—	%(j)	—	%(j)
Net expenses (g)	0.50	%(h)	0.50%		0.50%		0.50	%(i)	0.50%		0.50%
Waiver/Reimbursement	0.08	%(h)(k)	0.15	%(k)	0.25	%(k)	0.26	%(k)	0.30%		0.25%
Net investment income	1.52	%(h)	1.49%		1.52%		1.23%		1.26%		0.89%
Portfolio turnover rate	230	%(f)	269%		218%		307%		366%		345%
Net assets, end of period (000’s)	$610,807		$495,099		$325,008		$246,181		$191,535		$190,130

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

(j)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.22% and 0.23% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

73

Financial Highlights – Columbia Mid Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares			2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$12.49		$10.92		$10.26		$6.96		$9.33	$8.41

Income from Investment Operations:
Net investment income (c)	0.12		0.12		0.10		0.06		0.05	0.05
Net realized and unrealized gain (loss) on investments and futures contracts	0.64		2.15		0.91		3.30		(2.26)	1.46

Total from Investment Operations	0.76		2.27		1.01		3.36		(2.21)	1.51

Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.12)		(0.08)		(0.06)		(0.04)	(0.04)
From net realized gains	(0.54)		(0.58)		(0.27)		—	(d)	(0.12)	(0.55)

Total Distributions Declared to Shareholders	(0.64)		(0.70)		(0.35)		(0.06)		(0.16)	(0.59)

Net Asset Value, End of Period	$12.61		$12.49		$10.92		$10.26		$6.96	$9.33
Total return (e)	6.61	%(f)(g)	21.37%		10.03%		48.31%		(23.98)%	17.99%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	0.39	%(i)	0.39%		0.39%		0.50	%(j)	0.60%	0.60%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	—
Net expenses (h)	0.39	%(i)	0.39%		0.39%		0.50	%(j)	0.60%	0.60%
Waiver/Reimbursement	0.09	%(i)	0.15	%(l)	0.14	%(l)	0.25	%(l)	0.35%	0.37%
Net investment income	1.08	%(i)	1.00%		0.96%		0.70%		0.59%	0.57%
Portfolio turnover rate	18	%(g)	24%		18%		9%		15%	16%
Net assets, end of period (000’s)	$49,555		$18,115		$9,606		$7,385		$2,189	$1,123
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Amount represents less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to a trading error. The reimbursement had an impact of less than 0.01% of the Fund’s total return.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from investment adviser had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.11% and 0.22% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

74

Financial Highlights – Columbia Mid Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares			2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$12.52		$10.94		$10.27		$6.96		$9.31	$8.39

Income from Investment Operations:
Net investment income (c)	0.14		0.14		0.13		0.09		0.06	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	0.64		2.17		0.91		3.29		(2.25)	1.46

Total from Investment Operations	0.78		2.31		1.04		3.38		(2.19)	1.53

Less Distributions Declared to Shareholders:
From net investment income	(0.15)		(0.15)		(0.10)		(0.07)		(0.04)	(0.06)
From net realized gains	(0.54)		(0.58)		(0.27)		—	(d)	(0.12)	(0.55)

Total Distributions Declared to Shareholders	(0.69)		(0.73)		(0.37)		(0.07)		(0.16)	(0.61)

Net Asset Value, End of Period	$12.61		$12.52		$10.94		$10.27		$6.96	$9.31
Total return (e)	6.82	%(f)(g)	21.71%		10.32%		48.67%		(23.77)%	18.29%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	0.14	%(i)	0.14%		0.14%		0.25	%(j)	0.35%	0.35%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	—
Net expenses (h)	0.14	%(i)	0.14%		0.14%		0.25	%(j)	0.35%	0.35%
Waiver/Reimbursement	0.09	%(i)	0.15	%(l)	0.14	%(l)	0.25	%(l)	0.35%	0.37%
Net investment income	1.30	%(i)	1.25%		1.21%		0.95%		0.84%	0.82%
Portfolio turnover rate	18	%(g)	24%		18%		9%		15%	16%
Net assets, end of period (000’s)	$2,033,709		$1,996,247		$1,601,005		$1,461,843		$860,997	$679,205

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Amount represents less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to a trading error. The reimbursement had an impact of less than 0.01% of the Fund’s total return.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	The reimbursement from investment adviser had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.11% and 0.22% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

75

Financial Highlights – Columbia Small Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares			2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$23.24		$19.16		$17.88		$11.57		$15.60	$13.22

Income from Investment Operations:
Net investment income (c)	0.10		0.13		0.12		0.05		0.03	0.03
Net realized and unrealized gain (loss) on investments	0.48		4.32		2.03		6.39		(3.99)	2.72

Total from Investment Operations	0.58		4.45		2.15		6.44		(3.96)	2.75

Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.09)		(0.10)		(0.08)		(0.01)	(0.04)
From net realized gains	(1.54)		(0.28)		(0.77)		(0.05)		(0.06)	(0.33)

Total Distributions Declared to Shareholders	(1.63)		(0.37)		(0.87)		(0.13)		(0.07)	(0.37)

Net Asset Value, End of Period	$22.19		$23.24		$19.16		$17.88		$11.57	$15.60
Total return (d)	3.09	%(e)(f)	23.46%		12.58%		55.73%		(25.46)%	20.97%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (g)	0.45	%(h)	0.46%		0.46%		0.56	%(i)	0.65%	0.65%
Interest expense	—	%(h)(j)	—	%(j)	—%		—%		—%	—%
Net expenses (g)	0.45	%(h)	0.46%		0.46%		0.56	%(i)	0.65%	0.65%
Waiver/Reimbursement	—	%(h)(j)	0.07	%(k)	0.11	%(k)	0.22	%(k)	0.36%	0.36%
Net investment income	0.51	%(h)	0.62%		0.64%		0.32%		0.26%	0.21%
Portfolio turnover rate	15	%(e)	20%		16%		16%		26%	18%
Net assets, end of period (000’s)	$51,681		$45,365		$14,337		$12,534		$7,814	$8,724
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. These reimbursements had an impact of less than 0.01% on the Fund’s total return.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.08% and 0.19% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

76

Financial Highlights – Columbia Small Cap Index Fund

  Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares			2006 (b)		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$23.35		$19.24		$17.95		$11.59		$15.63	$13.24

Income from Investment Operations:
Net investment income (c)	0.15		0.18		0.16		0.09		0.07	0.06
Net realized and unrealized gain (loss) on investments	0.48		4.35		2.04		6.40		(4.00)	2.73

Total from Investment Operations	0.63		4.53		2.20		6.49		(3.93)	2.79

Less Distributions Declared to Shareholders:
From net investment income	(0.17)		(0.14)		(0.14)		(0.08)		(0.05)	(0.07)
From net realized gains	(1.54)		(0.28)		(0.77)		(0.05)		(0.06)	(0.33)

Total Distributions Declared to Shareholders	(1.71)		(0.42)		(0.91)		(0.13)		(0.11)	(0.40)

Net Asset Value, End of Period	$22.27		$23.35		$19.24		$17.95		$11.59	$15.63
Total return (d)	3.34	%(e)(f)	23.80%		12.84%		56.11%		(25.26)%	21.30%

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (g)	0.20	%(h)	0.21%		0.21	%(i)	0.31	%(j)	0.40%	0.40%
Interest expense	—	%(h)(i)	—	%(i)	—%		—%		—%	—%
Net expenses (g)	0.20	%(h)	0.21%		0.21	%(i)	0.31	%(j)	0.40%	0.40%
Waiver/Reimbursement	—	%(h)(i)	0.07	%(k)	0.11	%(k)	0.22	%(k)	0.36%	0.36%
Net investment income	0.76	%(h)	0.87%		0.89%		0.57%		0.51%	0.46%
Portfolio turnover rate	15	%(e)	20%		16%		16%		26%	18%
Net assets, end of period (000’s)	$1,521,291		$1,606,958		$1,072,113		$914,267		$517,680	$499,084
(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. These reimbursements had an impact of less than 0.01% on the Fund’s total return.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.08% and 0.19% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

77

Notes to Financial Statements – Index Funds

(February 28, 2007)

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Columbia Large Cap Index Fund

Columbia Large Cap Enhanced Core Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Effective August 16, 2006, the Board of Trustees of the Funds approved a proposal to change the year-end of the Funds from March 31 to February 28. Accordingly, the accompanying financial statements pertain to the period from April 1, 2006 through February 28, 2007.

Investment Goals

Columbia Large Cap Index Fund seeks total return that (before fees and expenses) corresponds to the total return of the Standard and Poor’s 500 Composite Stock Price Index. Columbia Large Cap Enhanced Core Fund seeks to provide a total return that (before fees and expenses) exceeds the total return of the Standard and Poor’s 500 Composite Stock Price Index. Columbia Mid Cap Index Fund seeks total return that (before fees and expenses) corresponds to the total return of the Standard and Poor’s MidCap 400 Index. Columbia Small Cap Index Fund seeks total return that (before fees and expenses) corresponds to the total return of the Standard and Poor’s SmallCap 600 Index.

Fund Shares

The Funds may issue an unlimited number of shares. Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund each offer two classes of shares: Class A and Class Z shares. Columbia Large Cap Index Fund offers three classes of shares: Class A, Class B and Class Z shares. Columbia Large Cap Enhanced Core Fund offers three classes of shares: Class A, Class R and Class Z shares. Each share class has its own sales charge and expense structure.

Class A, Class R and Class Z shares are offered continuously at net asset value. Class B shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds’ prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open-end investment companies are valued at net asset value.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

78

Index Funds, February 28, 2007 (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and for non-hedging purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds’ Statements of Assets and Liabilities at any given time.

Options

The Funds may purchase and write call and put options on securities, futures and swap contracts (“swaptions”). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund’s objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds’ return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Swaps

The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an

79

Index Funds, February 28, 2007 (continued)

asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and

80

Index Funds, February 28, 2007 (continued)

losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Short Sales

The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Recognition

Interest income is earned from the settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on the ex-dividend date. Each Fund’s investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Dividends and Distributions to Shareholders

Distributions from net investment income are declared and paid at least annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Funds’ organizational documents, and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended February 28, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, Section 988 bond bifurcation, Section 1256 tax

81

Index Funds (February 28, 2007) (continued)

return of capital, redemption based payments treated as dividends paid deductions and expired capital loss carryforwards were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Large Cap Index Fund	$(8,062)	$8,068	$(6)
Columbia Large Cap Enhanced Core Fund	169,883	(169,881)	(2)
Columbia Mid Cap Index Fund	(217,262)	(3,739,066)	3,956,328
Columbia Small Cap Index Fund	(52,117)	(2,124,059)	2,176,176

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the period ended February 28, 2007 and year ended March 31, 2006 was as follows:

	2/28/07
	Ordinary Income*	Long Term Capital Gains
Columbia Large Cap Index Fund	$43,899,766	$—
Columbia Large Cap Enhanced Core Fund	29,769,140	7,639,016
Columbia Mid Cap Index Fund	35,574,816	72,897,105
Columbia Small Cap Index Fund	15,413,815	103,861,524

	3/31/06
	Ordinary Income*	Long Term Capital Gains
Columbia Large Cap Index Fund	$30,667,348	—
Columbia Large Cap Enhanced Core Fund	22,609,817	4,641,538
Columbia Mid Cap Index Fund	28,666,267	75,761,877
Columbia Small Cap Index Fund	11,658,727	16,638,435

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
Columbia Large Cap Index Fund	$8,598,347	$—	$861,859,265
Columbia Large Cap Enhanced Core Fund	17,578,233	4,883,373	73,062,703
Columbia Mid Cap Index Fund	6,108,441	52,791,744	555,426,038
Columbia Small Cap Index Fund	4,018,888	50,181,644	517,922,079

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates and the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts.

82

Index Funds, February 28, 2007 (continued)

Unrealized appreciation and depreciation at February 28, 2007, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Large Cap Index Fund	$945,440,824	($83,581,559)	$861,859,265
Columbia Large Cap Enhanced Core Fund	82,315,906	(9,253,203)	73,062,703
Columbia Mid Cap Index Fund	616,516,372	(61,090,334)	555,426,038
Columbia Small Cap Index Fund	572,774,697	(54,852,618)	517,922,079

The following capital loss carryforwards, determined as of February 28, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Columbia Large Cap Index Fund
Expiring in 2009	$ 29,894,308
Expiring in 2010	39,881,372
Expiring in 2011	114,143,427
Expiring in 2013	19,822,029
Expiring in 2014	11,177,795
Expiring in 2015	108,188,982

The availability of a portion of the capital loss carryforwards acquired by Columbia Large Cap Index Fund as a result of its merger with Columbia Large Company Index Fund may be limited in a given year.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2007, Columbia Large Cap Index Fund deferred to March 1, 2007 $19,455,852 in capital losses attributed to security transactions.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

Fees on Average Net Assets	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
First $500 million	0.10%	0.35%	0.10%	0.10%
$500 million to $1 billion	0.10%	0.30%	0.10%	0.10%
$1 billion to $1.5 billion	0.10%	0.25%	0.10%	0.10%
$1.5 billion to $3 billion	0.10%	0.20%	0.10%	0.10%
$3 billion to $6 billion	0.10%	0.18%	0.10%	0.10%
Over $6 billion	0.10%	0.16%	0.10%	0.10%

83

Index Funds, February 28, 2007 (continued)

For the period ended February 28, 2007 and the year ended March 31, 2006, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund’s average daily net assets, were as follows:

	Effective Rate
	2/28/07	3/31/06
Columbia Large Cap Index Fund	0.10%	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%	0.35%
Columbia Mid Cap Index Fund	0.10%	0.10%
Columbia Small Cap Index Fund	0.10%	0.10%

Administration Fee

Columbia provides administrative and other services to the Funds pursuant to an administration services agreement. For Columbia Large Cap Index Fund and Columbia Small Cap Index Fund, Columbia, from the administration fee it receives from each Fund, pays all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, interest on borrowings, taxes and such extraordinary expenses as may arise, including litigation.

For Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund, Columbia is entitled to receive an administration fee less the fees payable by the Funds under the pricing and bookkeeping agreement (described below).

Columbia receives a monthly administration fee for its services as administrator, based on the average daily net assets from each Fund at the following annual rates:

Administration Fee Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.17%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. Under the State Street Agreements, the combined fee payable to State Street by each Fund will not exceed $140,000 annually. The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Funds, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

84

Index Funds, February 28, 2007 (continued)

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to April 1, 2006 the annual rate was $15.23 per open account.

Prior to August 22, 2005, PFPC, Inc. (“PFPC”) served as the transfer agent for the Funds’ shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in Transfer agent fees on the Statements of Operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Sub-Transfer Agent Fee
Columbia Large Cap Index Fund	$9,166
Columbia Large Cap Enhanced Core Fund	4,223
Columbia Mid Cap Index Fund	16,638
Columbia Small Cap Index Fund	11,202

For the period ended February 28, 2007 and the year ended March 31, 2006, the annualized effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees, as a percentage of each Fund’s average daily net assets, were as follows:

	Effective Rate
	2/28/07	3/31/06
Columbia Large Cap Index Fund	—%	0.01%
Columbia Large Cap Enhanced Core Fund	0.01%	0.01%
Columbia Mid Cap Index Fund	0.00%*	0.01%
Columbia Small Cap Index Fund	—%	0.01%

*	Effective rate was less than 0.01%.

Distribution and Shareholder Servicing Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds’ shares.

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class B shares of Columbia Large Cap Index Fund, a distribution plan for Class R shares of Columbia Large Cap Enhanced Core Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

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Index Funds, February 28, 2007 (continued)

The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan*	0.25%	0.25%
Class B Shareholder Servicing Plans**	0.25%	0.25%
Class B Distribution Plans**	0.75%	0.75%
Class R Distribution Plans***	0.50%	0.50%

*	For all Funds

**	For Columbia Large Cap Index Fund

***	For Columbia Large Cap Enhanced Core Fund

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2007 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund’s average daily net assets, exceed the following annual rates:

Annual Rate
Columbia Large Cap Index Fund	0.14%
Columbia Large Cap Enhanced Core Fund	0.50%
Columbia Mid Cap Index Fund	0.14%
Columbia Small Cap Index Fund	0.21%

Columbia and/or the Distributor are entitled to recover from Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Index Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2007.

At February 28, 2007, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of 2/28/2010	Potential 3/31/2009	Recovery 3/31/2008	Expiring 3/31/2007	Total Potential Recovery
Columbia Large Cap Index Fund	$1,379,819	$1,595,131	$1,464,841	—	$4,439,791
Columbia Large Cap Enhanced Core Fund	393,249	363,714	640,523	—	1,397,486
Columbia Small Cap Index Fund	—	175,070	797,057	—	972,127

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds’ eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds’ assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in ‘‘Trustees’ fees’’ in the Statements of Operations. The liability for the deferred compensation plan is included in ‘‘Trustees’ fees’’ in the Statements of Assets and Liabilities.

As a result of fund mergers, certain funds assumed the assets and liabilities of the deferred compensation plan of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Benefits under this deferred compensation plan are funded and any payments to plan participants are paid solely out of the Fund’s assets.

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Index Funds, February 28, 2007 (continued)

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Note 5. Portfolio Information

For the period ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia Large Cap Index Fund	$200,235,633	$171,441,053
Columbia Large Cap Enhanced Core Fund	1,343,556,377	1,191,313,094
Columbia Mid Cap Index Fund	351,049,938	339,847,079
Columbia Small Cap Index Fund	236,685,378	267,198,447

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust’s Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares in eight years.

As of February 28, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Index Fund	74.1
Columbia Large Cap Enhanced Core Fund	91.0
Columbia Mid Cap Index Fund	94.0
Columbia Small Cap Index Fund	71.2

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in “Other expenses” in the Statements of Operations.

For the period ended February 28, 2007, Columbia Small Cap Index Fund borrowed under these arrangements. The average daily loan balance outstanding on days where

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Index Funds, February 28, 2007 (continued)

borrowings existed was $1,000,000 at a weighted average interest rate of 5.5625%.

Note 8. Securities Lending

Each Fund commenced a securities lending program in August 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 9. Other

For the period ended February 28, 2007, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund had realized losses due to trading errors. The losses of $47,127 and $123,150, respectively, were reimbursed by Columbia.

Note 10. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively

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Index Funds, February 28, 2007 (continued)

“BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. Plaintiffs have appealed the decision dismissing this action to the Court of Appeals for the Eighth Circuit. This appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

Note 11. Business Combinations and Mergers

On September 23, 2005, Columbia Large Company Index Fund merged into Nations LargeCap Index Fund. Class A, Class B and Class Z shares of Columbia Large Company Index Fund were exchanged for Class A, Class B and Class Z shares of Nations LargeCap Index Fund, respectively. Class C shares of Columbia Large Company Index Fund were

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Index Funds, February 28, 2007 (continued)

exchanged for Class A shares of Nations LargeCap Index Fund. Nations LargeCap Index Fund received a tax-free transfer of assets from Columbia Large Company Index Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
35,902,036	$849,883,230	$151,018,770

Net Assets of Nations LargeCap Index Fund Prior to Combination	Net Assets of Columbia Large Company Index Fund Immediately Prior to Combination	Net Assets of Nations LargeCap Index Fund After Combination
$1,576,156,002	$849,883,230	$2,426,039,232

*	Unrealized appreciation is included in the Net Assets Received.

Nations LargeCap Index Fund was then renamed Columbia Large Cap Index Fund.

Also on September 23, 2005, Columbia Small Company Index Fund merged into Nations SmallCap Index Fund. Class A and Class Z shares of Columbia Small Company Index Fund were issued in exchange for Class A and Class Z shares of Nations SmallCap Index Fund, respectively. Class B and Class C shares of Columbia Small Company Index Fund were issued in exchange for Class A shares of Nations SmallCap Index Fund. The Nations SmallCap Index Fund received a tax-free transfer of assets from Columbia Small Company Index Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
17,127,724	$351,480,182	$103,790,023

Net Assets of Nations SmallCap Index Fund Prior to Combination	Net Assets of Columbia Small Company Index Fund Immediately Prior to Combination	Net Assets of Nations SmallCap Index Fund After Combination
$1,122,468,596	$351,480,182	$1,473,948,778

*	Unrealized appreciation is included in the Net Assets Received.

Nations SmallCap Index Fund was then renamed Columbia Small Cap Index Fund.

90

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the “Funds”) at February 28, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2007

91

Unaudited Information — Index Funds

Federal Income Tax Information

Columbia Large Cap Index Fund

96.73% of the ordinary income (including short term capital gains) earned by the Fund, for the period ended February 28, 2007 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 96.73% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Large Cap Enhanced Core Fund

For the period ended February 28, 2007, the Fund designates long-term capital gains of $9,024,330.

26.23% of the ordinary income (including short term capital gains) earned by the Fund, for the period ended February 28, 2007 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 25.88% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Mid Cap Index Fund

For the period ended February 28, 2007, the Fund designates long-term capital gains of $87,184,631.

60.06% of the ordinary income (including short term capital gains) earned by the Fund, for the period ended February 28, 2007 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 60.29% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Small Cap Index Fund

For the period ended February 28, 2007, the Fund designates long-term capital gains of $92,876,419.

61.95% of the ordinary income (including short term capital gains) earned by the Fund, for the period ended February 28, 2007 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 61.98% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

92

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with Funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by Trustee, Other directorships held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Bourdreau & Associates (Consulting), from 2000 to current. Oversees 79. None.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director–Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer–ING Americas, from 1999 to April 2003.

Oversees 79.

Director–Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation. Oversees 79. Board Member–Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

(1)

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

93

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)

President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2004; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)

Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)

Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

94

Fund Governance (continued)

Officer

Name, address and year of birth, Position with Columbia Funds, year first elected or appointed to office

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President–Fund Treasury of the Adviser since October 2004: Vice President–Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

95

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for the Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. The investment advisory agreement with CMA is referred to as an “Advisory Agreement.” The funds identified above are each referred to as a “Fund” and collectively referred to as the “Funds.”

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the median performance of a broader universe of relevant funds as determined by Lipper (the Universe”), as well as to each Fund’s benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the each Fund’s Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund’s one-year performance compared to actual management fees; (ii) each Fund’s one-year performance compared to total expenses; (iii) each Fund’s three-year performance compared to actual management fees; and (iv) each Fund’s three-year performance compared to total expenses.

96

Board Consideration and Approval of Investment Advisory Agreements (continued)

Investment Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the “Advisory Agreement Rates”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided the Independent Fee Consultant (the “Consultant”) appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreement for all of the Funds.

Profitability The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits

97

Board Consideration and Approval of Investment Advisory Agreements (continued)

are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

98

Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT’S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”1) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund (“Fund” and together with all such funds or a group of such funds as the “Funds”) only if the Independent Members of the Fund’s Board of Trustees (such Independent Members of the Fund’s Board together with the other members of the Fund’s Board, referred to as the “Trustees”) appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds’ Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.”

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

[1]

CMA and CFD are subsidiaries of Columbia Management Group, Inc. (“CMG”), which also is the parent of Columbia Management Services, Inc., the Funds’ transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

[2]

I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

99

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.	Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG’s costs and profitability.

2.	Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG’s fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. (“Lipper”) in performing the Trustees’ screening procedures.

3.	Recommendation: Trustees should consider whether…the fund-by-fund screen…should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.	Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.	Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.	Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

100

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG’s view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG’s analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds’ assets increase.

7.	Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.	Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.	In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.	Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.	Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.	The Funds’ performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.	The construction of the performance universe that is used to rank a Fund’s performance relative to comparable funds may bias the Fund’s ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.	Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.	The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

101

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

10.	The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.	Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.	Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.	The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves’ fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.	CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.	The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds’ management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds’ management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.	The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.	Profitability generally increases with asset size. Small funds are typically unprofitable.

102

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

IV. Recommendations

A. Performance

1.	Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.	Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.	Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management (“MCM”) in as much as CMA is MCM’s largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM’s other large clients.

C. Economies of Scale

4.	Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.	If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.	Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.	Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.	Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.	Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG’s profitability.

Respectfully submitted,

John D. Rea

103

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.	Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.	CMG’s expenses and profitability obtained directly from CMG;

3.	Information on CMG’s organizational structure;

4.	Profitability of publicly traded asset managers from Lipper;

5.	Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.	Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.	Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.	Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.	Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting (“NERA”) to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

104

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Index Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

105

Index Funds

Annual Report – February 28, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/129005-0207 (04/07) 07-37474

Columbia Management®

International/Global Stock Funds

Annual Report – February 28, 2007

■  Columbia Global Value Fund

■  Columbia Multi-Advisor International Equity Fund

■  Columbia Marsico International Opportunities Fund

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Economic Update	1

Columbia Global Value Fund	2

Columbia Multi-Advisor International Equity Fund	7

Columbia Marsico International Opportunities Fund	12

Financial Statements	17

Investment Portfolios	18

Statements of Assets and Liabilities	28

Statements of Operations	30

Statements of Changes in Net Assets	32

Financial Highlights	37

Notes to Financial Statements	51

Report of Independent Registered Public Accounting Firm	63

Fund Governance	65

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	68

Summary of Management Fee Evaluation by Independent Fee Consultant	71

Important Information About This Report	77

The views expressed in this report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Message

February 28, 2007

Dear Shareholder,

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – International/Global Stock Funds

Economic Update

World economic growth advanced at a healthy pace during the 11-month period that began April 1, 2006 and ended February 28, 2007. For 2006, world gross domestic product was estimated at 3.6%. In 2007, growth is expected to slow somewhat to 3.0%, primarily because of slower growth in the U.S. economy, where a weak housing market weighed on the economy throughout the period. Core inflation remained above the comfort level of central banks in most of the world's major economies, and most central banks raised short-term interest rates in an effort to control inflationary pressures during the period.

Slower growth for euro zone economies

In the euro zone, the economy expanded 2.75% in 2006, as strong external trade boosted growth. However, the economy got off to a slower start in 2007, as both export demand and private consumption showed signs of weakening. The European Central Bank (ECB) continued to raise its key policy rate in quarter-point increments throughout the period, reflecting continued concerns about inflation. Capacity utilization is tight, as many factories are close to their limits; wages have increased; and money supply growth reached a record high in January—lending support to the ECB's policy decisions.

Japan's economy loses some momentum

Japan's economy maintained a slow but relatively steady pace of growth throughout the period. However, it lost momentum in the early months of 2007 as exports cooled and consumer spending remained weak. Although inflation is negligible, the Bank of Japan appears set to lift interest rates later this year. Elsewhere in Asia, the economies of South Korea and Taiwan also showed signs of slowing as external demand for technology-related exports decelerated sharply in the final months of 2006.

China continues to expand at record pace

China's economy expanded at an estimated pace of 10.6% in 2006—its fastest growth in over a decade—despite government-induced monetary and administrative measures designed to cool the engines of growth. China's export-driven economy remains vulnerable to slower growth around the globe. Nevertheless, it showed signs of continued expansion at an impressive pace in the early months of 2007.

World stock markets reflected economic strength

In an environment of generally healthy growth, the world's major stock markets delivered robust returns. The Morgan Stanley Capital International (MSCI) EAFE Index, which measures stock market performance in major developed countries around the world, returned 17.21%, despite a sharp sell off in the final trading days of the period. The MSCI World Index, which includes the U.S. market, returned 13.37%.

Past performance is no guarantee of future results.

Summary

For the 11-month period ended February 28, 2007

■  The world's major stock markets, as measured by the MSCI World Index, returned 13.37%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

MSCI World Index	MSCI EAFE Index

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	1.48%
Class B	2.23%
Class C	2.23%
Class Z	1.23%

*  The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/16/01 – 02/28/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment Since Inception – 02/28/07 ($)

Sales charge	without	with
Class A	18,929	17,841
Class B	18,121	18,021
Class C	18,132	18,132
Class Z	19,225	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	19.27	12.42	18.44	13.44	18.44	17.44	19.54
1-year	21.97	14.99	21.08	16.08	21.07	20.07	22.23
5-year	13.43	12.10	12.56	12.31	12.58	12.58	13.71
Life	11.48	10.36	10.66	10.55	10.67	10.67	11.78

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	19.55	12.66	18.84	13.84	18.74	17.74	19.91
1-year	22.20	15.18	21.33	16.33	21.23	20.23	22.55
5-year	13.07	11.74	12.25	11.99	12.24	12.24	13.37
Life	11.76	10.66	10.94	10.84	10.94	10.94	12.06

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

Understanding Your Expenses – Columbia Global Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,115.79	1,016.91	8.34	7.95	1.59
Class B	1,000.00	1,000.00	1,110.88	1,013.19	12.25	11.68	2.34
Class C	1,000.00	1,000.00	1,111.82	1,013.19	12.25	11.68	2.34
Class Z	1,000.00	1,000.00	1,116.78	1,018.15	7.03	6.71	1.34

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers' Report – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	13.43
Class B	13.12
Class C	13.13
Class Z	13.53

Distributions declared per share

04/01/06 - 02/28/07 ($)

Class A	1.42
Class B	1.35
Class C	1.35
Class Z	1.45

The Board of Trustees which oversees Columbia Global Value Fund has approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 19.27% without sales charge. The fund outperformed its benchmark, the MSCI World Index1, and peer group, the Morningstar World Stock Category2, which returned 13.37% and 11.58%, respectively during the same period. An overweight relative to the index in the Netherlands and also in the food and staples retailing industry helped drive the fund's positive performance.

Stock selection and country allocations had a positive impact on returns

Advances among the fund's holdings in the diversified telecommunication services, food and staples retailing and automobile industries had the most substantial impact on returns during the 11-month period. Top-performing positions in these industries included Telefonica SA, a Spanish diversified telecommunications services company Safeway, Inc., a U.S. food and staples retailer and General Motors Corp., a U.S. auto company. Other industries contributing positive results included the pharmaceuticals and food products industries, where positions such as Merck, Inc., a U.S. pharmaceuticals company, and Nestle SA, a Swiss food products company, experienced share price appreciation.

From a country perspective, gains from companies based in the United States and the United Kingdom made positive contributions to returns, including advances for AT&T, Inc., a U.S. diversified telecommunications services company and J Sainsbury PLC, a U.K. food and staples retailer. Holdings of companies domiciled in the Netherlands also tended to advance, and the fund's overweight relative to the index in the Netherlands contributed to these positive results.

Research pointed to portfolio changes

During the period, our company-specific research and analysis dictated a number of changes. We sold holdings as their prices climbed toward our estimates of their intrinsic values, including Volkswagen and Zurich Financial Services AG. We also established positions in companies whose shares were trading at prices that we considered attractive, including Microsoft Corp., Dell, Inc. and Intel Corp.

1The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1993. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

4

Portfolio Managers' Report (continued) – Columbia Global Value Fund

Disappointments were primarily stock specific

During the period, the most significant detractors from performance included Eastman Kodak Co., a U.S. leisure equipment and products company, Tele Norte Leste Participacoes SA, a Brazilian diversified telecommunication services company; and Micron Technology, Inc., a U.S. semiconductor and semiconductor equipment company. Modest declines for the fund's positions in Brazil and in the communications equipment industry also had a negative impact on performance.

Looking ahead

Although we monitor short-term developments in global equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that very little short-term "market news" provides useful information to investors.

In all market environments, we search for and hold companies that we believe to be fundamentally sound, whose shares are trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Top 10 holdings

as of 2/28/07 (%)

Unilever NV	3.5
General Motors Corp.	3.4
Intel Corp.	3.2
Nestle SA	3.2
Telefonica SA	3.1
Nippon Telegraph & Telephone Corp.	3.0
Ford Motor Corp.	2.6
Hitachi Ltd.	2.5
Alcatel-Lucent	2.5
Deutsche Telekom AG	2.4

Top 5 sectors

as of 2/28/07 (%)

Telecommunication Services	20.0
Informational Technology	18.8
Consumer-Staples	18.3
Health Care	15.3
Consumer-Discretionary	14.7

Holdings discussed in this report

as of 02/28/07 (%)

Telefonica SA	3.1
Safeway, Inc.	2.1
General Motors Corp.	3.4
Merck & Co., Inc.	2.0
Nestle SA	3.2
AT&T, Inc.	2.0
J Sainsbury PLC	1.0
Microsoft Corp.	0.4
Dell, Inc.	1.8
Intel Corp.	3.2
Eastman Kodak Co.	1.4
Tele Norte Leste Participacoes SA	1.2
Micron Technology, Inc.	1.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Fund Profile – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return as of 02/28/07

+19.27%

Class A shares

(without sales charge)

+13.37%

MSCI World Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 19.27% without sales charge.

■  An overweight relative to the index in the Netherlands and also in the food and staples retailing industry helped drive the fund's positive performance for the period.

■  Declines for the fund's positions in Brazil and in the communications equipment industry had a negative impact on performance.

Portfolio Management

Brandes Investment Partners, L.P. is the investment sub-advisor to the Fund. The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the fund: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data—Brandes Investment Partners, L.P.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

International investing may involve certain risks, including foreign taxation, potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

6

Performance Information – Columbia Multi-Advisor International Equity Fund

Growth of a $10,000 investment 03/01/97 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/97 – 02/28/07 ($)

Sales charge	without	with
Class A	21,216	19,993
Class B	19,431	19,431
Class C	19,728	19,728
Class R	21,158	n/a
Class Z	21,503	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class R	1.39%
Class Z	0.89%

*  The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	13.55	7.02	12.76	7.76	12.75	11.75	13.31	13.73
1-year	16.75	10.06	15.86	10.86	15.81	14.81	16.51	16.98
5-year	14.54	13.19	13.49	13.25	13.84	13.84	14.48	14.61
10-year	7.81	7.17	6.87	6.87	7.03	7.03	7.78	7.96

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	11.18	4.77	10.41	5.41	10.38	9.38	10.94	11.45
1-year	16.47	9.77	15.60	10.60	15.62	14.62	16.22	16.76
5-year	13.92	12.57	12.85	12.61	13.20	13.20	13.85	14.00
10-year	8.14	7.51	7.20	7.20	7.36	7.36	8.11	8.30

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class R shares and Class Z shares, each sold only at NAV, have limited eligibility and the investment minimum requirement may vary. Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower. Only eligible investors may purchase Class R and Class Z shares of the fund, directly or by exchange. Please see the fund's prospectus for eligibility and other details.

7

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,104.48	1,018.94	6.16	5.91	1.18
Class B	1,000.00	1,000.00	1,100.12	1,015.22	10.05	9.64	1.93
Class C	1,000.00	1,000.00	1,100.62	1,015.22	10.05	9.64	1.93
Class R	1,000.00	1,000.00	1,103.29	1,017.70	7.46	7.15	1.43
Class Z	1,000.00	1,000.00	1,105.38	1,020.18	4.85	4.66	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

The Board of Trustees which oversees Columbia Multi-Advisor International Equity Fund approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

Columbia Multi-Advisor International Equity Fund is sub-advised by Marsico Capital Management LLC and Causeway Capital Management LLC. For the 11-month period ended February 28, 2007, the fund's Class A shares returned 13.55% without sales charge. The fund's benchmark, the MSCI EAFE Index returned 17.21%.1 The average return of the fund's peer group, the Morningstar Foreign Large Blend Category, was 14.53%.2 Favorable stock selection and sector allocation aided performance while selected individual Japanese stocks and the poor showing of certain gaming stocks detracted from the fund's return.

Stock selection and sector allocation contributed to performance

In the Marsico-advised portion of the fund, performance was enhanced by certain health care stocks. Switzerland-based pharmaceutical company Roche Holding AG and Australia-based biotechnology company CSL Ltd. made substantial contributions to return. Other companies that aided results included: Syngenta AG, a basic materials company in Switzerland, America Movil SA de CV, a wireless telecommunications provider in Latin America, Man Group PLC, a provider of alternative investment products in London, Esprit Holdings Ltd., a fashion products company in Hong Kong; and Veolia Environnement, a French utility.

In the Causeway-advised portion of the fund Japan and France were the top regional contributors. Individual banking and energy stocks also drove return, as did stock selection and industry allocation in the telecommunications sector. The top five stocks were: telecommunications companies Telenor ASA in Norway and Telefonica S.A. in Spain, Vinci S.A., a French construction company, UK-based British American Tobacco PLC, and Hong Kong-exchange listed PetroChina Co. Ltd., a mainland China-based energy company.

Currency fluctuations and regulatory changes weighed on certain stocks

Within the Marsico portion of the fund, financial companies Credit Saison Company and Mitsubishi UFJ Financial Group, and food retailer Seiyu Ltd. were disappointments and all three stocks were sold. Video game developer Sega Sammy Holdings Inc. was also disappointing but remained in the portfolio. Certain energy holdings fell short of expectations, with London-based BP PLC posting a negative 15% return. Currency fluctuations affected results, and an underweight in the strongly performing euro and

1 Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	17.12
Class B	15.89
Class C	15.72
Class R	17.12
Class Z	17.29

Distributions declared per share

04/01/06 – 02/28/07 ($)

Class A	1.34
Class B	1.23
Class C	1.23
Class R	1.29
Class Z	1.41

Top 10 holdings

as of 02/28/07(%)

AXA SA	2.5
Accor SA	2.2
BAE Systems PLC	2.2
Royal Bank of Scotland
Group PLC	2.1
Continental AG	1.9
Tesco PLC	1.9
Intesa Sanpaolo SpA	1.8
Roche Holding AG	1.7
Syngenta AG	1.6
Toyota Motor Corp.	1.6

9

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

Top 5 sectors

as of 02/28/07 (%)

Financials	28.4
Consumer Discretionary	16.5
Industrials	11.8
Consumer Staples	8.2
Materials	7.1

Holdings discussed in this report

as of 02/28/07 (%)

Roche Holding AG	1.7
CSL Ltd.	0.9
Syngenta AG	1.6
America Movil SA de CV	1.3
Man Group PLC	1.0
Esprit Holdings Ltd.	0.7
Veolia Environnement	1.0
Telenor ASA	0.8
Telefonica SA	1.0
Vinci SA	1.3
British American Tobacco PLC	1.5
PetroChina Co. Ltd.	0.4
Mitsubishi UFJ Financial Group	0.8
Sega Sammy Holdings Ltd.	0.4
BP PLC	0.3
Samsung Electronics Co. Inc.	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

exposure to certain emerging market currencies, some of which are pegged to the US dollar, hurt performance.

In the Causeway portion of the fund, U.S. regulatory changes regarding Internet gambling resulted in the poor performance of PartyGaming PLC, an on-line gambling company based in Gibraltar and listed in the United Kingdom. In Japan, new laws governing consumer finance companies impaired the performance of Takefuji Corp., Promise Company and Acom Company. These on-line gambling and Japanese consumer financial companies were sold. Samsung Electronics Co. Inc. in South Korea also held back return. Holdings in certain diversified financial companies worked against the fund, as did stock selection and sector allocation in the semiconductor and real estate areas. In terms of regional performance, the United Kingdom and South Korea were the biggest detractors from performance.

Seeking opportunities in a volatile market

At the end of the period, Marsico's primary allocations were in the financials, consumer discretionary, consumer staples, industrials and materials sectors. The most significant company weights were in Switzerland, the U.K., Japan, France, Germany, Mexico and Hong Kong. (Country weights generally result from the portfolio's bottom-up stock selection process and are not necessarily a central facet of investment strategy.)

Against a backdrop of recent market volatility, Causeway managers believe that their disciplined value philosophy, which seeks to protect capital in down markets and to generate competitive returns in up markets, has the potential to benefit investors over the long term. As value investors, Causeway managers attempt to identify good values in periods of falling share prices. They plan to focus on companies with financial strength and the ability to deliver strong free cash flow. They believe that the largest multinational companies continue to present the most compelling opportunities for the portfolio because many have diversified revenue profiles and because they are also likely candidates for one-time special dividends, increased dividends and/or share repurchases.

10

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 13.55% without sales charge.

■  In the Marsico portion of the portfolio, stocks in the health care, materials and telecommunications sectors contributed to positive performance. In the Causeway portion of the portfolio, banking, energy and telecommunications stocks helped boost return.

■  Weak performance from selected Japanese stocks and gaming stocks detracted from the fund's return.

Portfolio Management

The fund is managed by Marsico Capital Management, LLC and Causeway Capital Management LLC; both are investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages Marsico's portion of the fund. He has been with Marsico since May 2000. Sarah Ketterer, Harry Hartford and James Doyle have co-managed Causeway's portion of the fund since May 2004 and have been with the firm since June 2001. Jonathan Eng has co-managed Causeway's portion of the fund since May 2004 and has been with the firm since July 2001. Kevin Durkin has co-managed the fund since January 2006 and has been with Causeway since June 2001.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

Sources for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Causeway Capital Management, LLC.

Causeway Capital Management, LLC and Marsico Capital Management, LLC are co-investment sub-advisors of the fund.

Causeway Capital Management, LLC is an SEC-registered unaffiliated investment adviser.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisors to the Fund. As the investment sub-adviser, MCM makes the investment decisions and manages all or a portion of the fund/strategy. MCM is an investment advisor registered with the Securities and Exchange Commission. MCM is an indirect, wholly owned subsidiary of Bank of America Corporation and is under common control with Columbia Management, but is not part of Columbia management.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return
as of 02/28/07

+13.55%

Class A shares

+17.21%

MSCI EAFE

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

11

Performance Information – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	1.34%
Class B	2.09%
Class C	2.09%
Class R	1.59%
Class Z	1.09%

*  The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 08/01/00 – 02/28/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 08/01/00 – 02/28/07 ($)

Sales charge	without	with
Class A	17,539	16,531
Class B	16,693	16,693
Class C	16,705	16,705
Class R	17,497	n/a
Class Z	17,841	n/a

Average annual total return as of 02/28/07 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		8/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	10.52	4.20	9.76	4.76	9.76	8.76	10.25	10.81
1-year	14.18	7.59	13.28	8.28	13.28	12.28	13.90	14.43
5-year	17.26	15.89	16.38	16.16	16.39	16.39	17.21	17.58
Life	8.91	7.94	8.10	8.10	8.11	8.11	8.87	9.20

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	8.32	2.12	7.52	2.60	7.52	6.54	7.99	8.55
1-year	12.98	6.51	12.08	7.08	12.07	11.07	12.63	13.24
5-year	16.60	15.22	15.70	15.48	15.72	15.72	16.53	16.88
Life	9.15	8.19	8.33	8.33	8.34	8.34	9.10	9.43

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class R shares and Class Z shares, each sold only at NAV, have limited eligibility and the investment minimum requirement may vary. Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower. Only eligible investors may purchase Class R and Class Z shares of the fund, directly or by exchange. Please see the fund's prospectus for eligibility and other details.

12

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/01/06 – 02/28/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.22	1,017.60	7.57	7.25	1.45
Class B	1,000.00	1,000.00	1,101.91	1,013.88	11.47	10.99	2.20
Class C	1,000.00	1,000.00	1,101.81	1,013.88	11.46	10.99	2.20
Class R	1,000.00	1,000.00	1,104.29	1,016.36	8.87	8.50	1.70
Class Z	1,000.00	1,000.00	1,107.51	1,018.84	6.27	6.01	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Portfolio Manager's Report – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/07 ($)

Class A	14.85
Class B	14.23
Class C	14.24
Class R	14.84
Class Z	15.04

Distributions declared per share

04/01/06 - 02/28/07 ($)

Class A	1.20
Class B	1.16
Class C	1.16
Class R	1.17
Class Z	1.23

Top 10 holdings

as of 02/28/07 (%)

Tesco PLC	3.7
Continental AG	3.7
Intesa Sanpaolo SPA	3.3
Roche Holding AG	3.3
UBS AG	3.1
Accor SA	3.1
Toyota Motor Corp.	3.1
AXA SA	3.0
China Mobile Ltd.	2.9
Erste Bank der
Oesterreichischen Sparkassen AG	2.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The Board of Trustees which oversees Columbia Marsico International Opportunities Fund has approved the change of the fund's fiscal year end from March 31 to February 28. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2007 through August 31, 2007.

For the 11-month period ended February 28, 2007, the fund's Class A shares returned 10.52% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned 17.21%.1 The fund's return was lower than the 13.06% average return of its peer group, the Morningstar Foreign Large Growth Category.2 All returns were measured in US dollars. Weak performance from the fund's Japanese holdings were a contributing factor to the fund's shortfall against the index.

Stock selection in the health care sector aided the fund's returns

The fund benefited from stock selection in the health care sector during the period. Switzerland-based pharmaceutical company Roche Holding AG. and Australia-based biotechnology company CSL Ltd. performed well. Switzerland-based materials company Syngenta AG, Latin American wireless telecommunications provider America Movil SA de CV, London-based financial company Man Group PLC, and France-based utilities company Veolia Environnement were among the fund's best-performing holdings.

Japanese holdings, energy stocks and currency fluctuations detracted from performance

Several Japanese holdings were among the fund's weakest performing positions, including video game company Sega Sammy Holdings, Inc., financial companies Credit Saison Co., Ltd. and Mitsubishi UFJ Financial Group, Inc., and consumer food and staples retailer Seiyu Ltd. (Credit Saison Co., Ltd., Mitsubishi UFJ Financial Group, Inc., and Seiyu Ltd. were sold prior to February 28, 2007.)

Stock selection in the energy sector also detracted from performance, notably the fund's position in London-based BP PLC, which posted a return of negative 15% and was sold.

Currency fluctuations may at times affect the fund because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, such fluctuations had a negative impact on the fund's performance. In particular, the fund's underweight in the strong-performing euro and its exposure to certain emerging market currencies (which in some cases are pegged to the U.S. dollar) hurt performance relative to MSCI EAFE index.

1The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

22007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

14

Portfolio Manager's Report (continued) – Columbia Marsico International Opportunities Fund

Looking ahead

At the end of the period, the fund's primary sector allocations included financials, consumer discretionary, consumer staples, industrials and materials. The fund's most significant country weights were in Switzerland, United Kingdom, Japan, France, Mexico and Hong Kong. Country weights generally result from the fund's bottom-up stock selection process and are not necessarily a central facet of investment strategy.

Top 5 sectors

as of 02/28/07 (%)

Financials	31.2
Consumer Discretionary	18.7
Consumer Staples	11.4
Industrials	11.3
Materials	7.6

Holdings discussed in this report

as of 02/28/07 (%)

Roche Holding AG	3.3
CSL Ltd.	1.7
Syngenta AG	1.8
America Movil SA de CV	2.5
Man Group PLC	2.0
Veolia Environnement	2.0
Sega Sammy Holdings Ltd.	0.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

15

Fund Profile – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return as of 2/28/07

+10.52%

Class A shares

+17.21%

MSCI EAFE

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 11-month period ended February 28, 2007, the fund's Class A shares returned 10.52% without sales charge.

■  A generally favorable economic climate helped the fund, its benchmark and peer group to double-digit returns for the period.

■  Weak performance from the fund's Japanese holdings were a contributing factor to the fund's shortfall against the index.

Portfolio Management

James G. Gendelman has managed the fund since August 2000. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the Fund. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund/strategy. MCM is an investment advisor registered with the Securities and Exchange Commission. MCM is an indirect, wholly owned subsidiary of Bank of America Corporation and is under common control with Columbia Management, but is not part of Columbia management.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

16

Financial Statements – Columbia International/Global Stock Funds
February 28, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

17

Investment Portfolio – Columbia Global Value Fund

February 28, 2007

Common Stocks – 97.5%

Consumer Discretionary – 14.7%
	Shares	Value ($)
Auto Components – 0.9%
Goodyear Tire & Rubber Co. (a)(b)	135,100	3,326,162
Auto Components Total		3,326,162
Automobiles – 7.9%
DaimlerChrysler AG, Registered Shares	95,900	6,524,405
Ford Motor Co. (b)	1,190,800	9,431,136
General Motors Corp. (b)	388,000	12,384,960
Automobiles Total		28,340,501
Leisure Equipment & Products – 2.8%
Eastman Kodak Co. (b)	212,290	5,069,485
FUJI Photo Film Co., Ltd.	121,000	5,201,335
Leisure Equipment & Products Total		10,270,820
Media – 1.6%
Gannett Co., Inc. (b)	94,000	5,758,440
Idearc, Inc.	4,640	157,760
Media Total		5,916,200
Multiline Retail – 1.5%
Marks & Spencer Group PLC	404,019	5,356,490
Multiline Retail Total		5,356,490
Consumer Discretionary Total		53,210,173
Consumer Staples – 18.3%
Food & Staples Retailing – 9.0%
Carrefour SA (b)	18,500	1,235,850
J Sainsbury PLC	369,600	3,711,419
Koninklijke Ahold NV (a)	693,200	6,935,137
Kroger Co. (b)	216,519	5,558,043
Safeway, Inc. (b)	214,600	7,418,722
SUPERVALU, Inc. (b)	23,186	856,955
Wm. Morrison Supermarkets PLC	1,179,232	6,879,081
Food & Staples Retailing Total		32,595,207
Food Products – 7.5%
Nestle SA, Registered Shares	31,090	11,580,949
Unilever NV	487,200	12,630,380
Unilever PLC	110,745	2,960,445
Food Products Total		27,171,774
Tobacco – 1.8%
Altria Group, Inc. (b)	75,500	6,363,140
Tobacco Total		6,363,140
Consumer Staples Total		66,130,121

Financials – 8.9%
	Shares	Value ($)
Commercial Banks – 6.4%
ABN AMRO Holding NV	251,794	8,833,439
Intesa Sanpaolo SpA	890,178	6,484,984
Mitsubishi UFJ Financial Group, Inc.	641	7,903,555
Commercial Banks Total		23,221,978
Insurance – 2.5%
Aegon NV	171,451	3,392,001
Millea Holdings, Inc., Tokyo	148,000	5,537,032
Insurance Total		8,929,033
Financials Total		32,151,011
Health Care – 15.3%
Health Care Equipment & Supplies – 1.5%
Boston Scientific Corp. (a)(b)	340,136	5,547,618
Health Care Equipment & Supplies Total		5,547,618
Health Care Providers & Services – 0.8%
Tenet Healthcare Corp. (a)(b)	413,200	2,822,156
Health Care Providers & Services Total		2,822,156
Pharmaceuticals – 13.0%
Bristol-Myers Squibb Co. (b)	319,427	8,429,679
Daiichi Sankyo Co., Ltd.	160,600	5,167,520
GlaxoSmithKline PLC	154,153	4,329,749
Merck & Co., Inc.	167,100	7,379,136
Pfizer, Inc.	318,100	7,939,776
Sanofi-Aventis (b)	61,949	5,268,048
Schering-Plough Corp. (b)	353,000	8,288,440
Pharmaceuticals Total		46,802,348
Health Care Total		55,172,122
Industrials – 0.1%
Commercial Services & Supplies – 0.1%
Contax Participacoes SA, ADR	342,100	309,053
Commercial Services & Supplies Total		309,053
Industrials Total		309,053
Information Technology – 18.8%
Communications Equipment – 4.4%
Alcatel-Lucent	697,000	8,900,918
Alcatel-Lucent, ADR	385,102	4,940,859
Nortel Networks Corp. (a)	73,780	2,211,924
Communications Equipment Total		16,053,701

18

Columbia Global Value Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Computers & Peripherals – 2.6%
Dell, Inc. (a)(b)	282,980	6,466,093
International Business Machines Corp. (b)	30,600	2,846,106
Computers & Peripherals Total		9,312,199
Electronic Equipment & Instruments – 2.5%
Hitachi Ltd.	1,298,000	9,109,349
Electronic Equipment & Instruments Total		9,109,349
IT Services – 0.5%
Unisys Corp. (a)(b)	201,500	1,710,735
IT Services Total		1,710,735
Office Electronics – 1.7%
Xerox Corp. (a)	348,600	6,020,322
Office Electronics Total		6,020,322
Semiconductors & Semiconductor Equipment – 6.7%
Intel Corp. (b)	591,530	11,741,871
Micron Technology, Inc. (a)(b)	330,000	3,913,800
Samsung Electronics Co., Ltd.	1,300	782,733
STMicroelectronics NV	403,300	7,829,482
Semiconductors & Semiconductor Equipment Total		24,267,886
Software – 0.4%
Microsoft Corp.	54,600	1,538,082
Software Total		1,538,082
Information Technology Total		68,012,274
Materials – 1.4%
Chemicals – 1.4%
Akzo Nobel NV	80,800	4,981,714
Chemicals Total		4,981,714
Materials Total		4,981,714
Telecommunication Services – 20.0%
Diversified Telecommunication Services – 20.0%
AT&T, Inc. (b)	193,815	7,132,392
Brasil Telecom Participacoes SA, ADR	49,700	2,012,850
BT Group PLC	445,792	2,589,594
Deutsche Telekom AG, Registered Shares	492,603	8,839,576
KT Corp.	22,790	1,018,858
KT Corp., ADR	272,820	6,132,994
Nippon Telegraph & Telephone Corp.	2,036	10,798,142

	Shares	Value ($)
Tele Norte Leste Participacoes SA, ADR	342,100	4,437,037
Telecom Italia SpA	2,536,893	7,679,589
Telefonica SA	518,274	11,179,484
Telefonos de Mexico SA de CV, ADR, Class L	235,500	6,838,920
Verizon Communications, Inc. (b)	92,800	3,473,504
Diversified Telecommunication Services Total		72,132,940
Telecommunication Services Total		72,132,940
Total Common Stocks (cost of $260,395,841)		352,099,408
Securities Lending Collateral – 16.8%
State Street Navigator Securities Lending Prime Portfolio (c)	60,655,531	60,655,531
Total Securities Lending Collateral (cost of $60,655,531)		60,655,531
Short-Term Obligation – 2.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due on 03/01/07, at 5.250%, collateralized by a U.S. Government Agency Obligation maturing 08/13/09, market value of $9,155,000 (repurchase proceeds $8,974,308)	8,973,000	8,973,000
Total Short-Term Obligation (cost of $8,973,000)		8,973,000
Total Investments – 116.8% (cost of $330,024,372)(d)		421,727,939
Other Assets & Liabilities, Net – (16.8)%		(60,279,503)
Net Assets – 100.0%		361,448,436

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan at February 28, 2007. The total market value of securities on loan at February 28, 2007 is $59,136,695.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $330,024,372.

19

Columbia Global Value Fund

February 28, 2007

The Fund was invested in the following countries at
February 28, 2007:

Summary of Securities by Country (unaudited)	Value ($)	% of Total Investments
United States*	211,203,043	50.1
Netherlands	44,602,154	10.6
Japan	43,716,933	10.4
United Kingdom	25,826,779	6.1
France	20,345,675	4.8
Germany	15,363,982	3.6
Italy	14,164,573	3.4
Switzerland	11,580,948	2.7
Spain	11,179,483	2.7
South Korea	7,934,585	1.9
Mexico	6,838,920	1.6
Brazil	6,758,940	1.6
Canada	2,211,924	0.5
	$421,727,939	100.0

*  Includes short-term obligation and securities lending collateral.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

20

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 28, 2007

Consumer Discretionary – 16.5%
	Shares	Value ($)
Auto Components – 1.9%
Continental AG	357,548	44,623,827
Auto Components Total		44,623,827
Automobiles – 3.7%
Bayerische Motoren Werke (BMW) AG	196,768	11,433,853
Honda Motor Co., Ltd.	556,300	20,765,526
Toyota Motor Corp.	570,100	38,613,310
Yamaha Motor Co. Ltd.	600,300	17,845,250
Automobiles Total		88,657,939
Hotels, Restaurants & Leisure – 3.9%
Accor SA	599,174	52,911,345
Compass Group PLC	2,001,713	11,912,946
Melco PBL Entertainment Macau Ltd., ADR (a)	953,383	15,826,158
Shangri-La Asia Ltd.	5,169,918	13,366,484
Hotels, Restaurants & Leisure Total		94,016,933
Household Durables – 1.2%
Gafisa SA	507,397	7,389,021
Koninklijke Philips Electronics NV	576,402	21,182,444
Household Durables Total		28,571,465
Leisure Equipment & Products – 0.9%
Sankyo Co., Ltd.	232,000	10,403,851
Sega Sammy Holdings, Inc.	418,415	10,477,160
Leisure Equipment & Products Total		20,881,011
Media – 2.6%
Grupo Televisa SA, ADR	658,499	17,970,438
JC Decaux SA	468,165	13,400,783
Mediaset SpA	1,187,387	13,796,265
Publicis Groupe	383,869	17,210,804
Media Total		62,378,290
Specialty Retail – 2.0%
Esprit Holdings Ltd.	1,692,000	17,628,158
Kingfisher PLC	3,199,287	15,803,960
Yamada Denki Co., Ltd.	168,300	15,023,486
Specialty Retail Total		48,455,604
Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	2,415,833	8,302,203
Textiles, Apparel & Luxury Goods Total		8,302,203
Consumer Discretionary Total		395,887,272

Common Stocks – 95.8%

Consumer Staples – 8.2%
	Shares	Value ($)
Beverages – 1.2%
Diageo PLC	917,602	18,104,186
Fomento Economico Mexicano SAB de CV, ADR	108,830	12,003,949
Beverages Total		30,108,135
Food & Staples Retailing – 2.4%
Shoppers Drug Mart Corp.	288,327	12,587,189
Tesco PLC	5,323,777	45,172,937
Food & Staples Retailing Total		57,760,126
Food Products – 2.1%
Nestle SA, Registered Shares	75,397	28,085,197
Unilever NV	213,163	5,526,129
Unilever PLC	655,284	17,517,108
Food Products Total		51,128,434
Household Products – 1.0%
Reckitt Benckiser PLC	457,333	23,031,662
Household Products Total		23,031,662
Tobacco – 1.5%
British American Tobacco PLC	1,151,738	35,041,270
Tobacco Total		35,041,270
Consumer Staples Total		197,069,627
Energy – 4.4%
Energy Equipment & Services – 0.8%
Technip SA	301,869	20,297,494
Energy Equipment & Services Total		20,297,494
Oil, Gas & Consumable Fuels – 3.6%
BP PLC	780,342	8,000,741
CNOOC Ltd., ADR	136,611	11,001,284
Frontline Ltd.	308,548	10,791,822
PetroChina Co., Ltd., Class H	7,818,225	9,166,126
Royal Dutch Shell PLC, Class A	430,374	14,016,267
Royal Dutch Shell PLC, Class B	432,562	13,993,188
S-Oil Corp.	80,044	5,779,964
Total SA	197,413	13,328,796
Oil, Gas & Consumable Fuels Total		86,078,188
Energy Total		106,375,682

See Accompanying Notes to Financial Statements.

21

Columbia Multi-Advisor International Equity Fund

February 28, 2007

Common Stocks (continued)

Financials – 28.4%
	Shares	Value ($)
Capital Markets – 4.9%
Credit Suisse Group, Registered Shares	295,808	20,508,513
Macquarie Bank Ltd.	567,313	35,307,406
Man Group PLC	2,276,780	24,550,941
UBS AG, Registered Shares	634,545	37,615,586
Capital Markets Total		117,982,446
Commercial Banks – 14.8%
ABN AMRO Holding NV	500,574	17,561,141
Allied Irish Banks PLC	559,092	16,432,610
BNP Paribas	188,195	19,659,837
Commerzbank AG	24,624	1,016,689
Depfa Bank PLC	731,618	12,286,289
Erste Bank der Oesterreichischen Sparkassen AG	484,053	35,974,497
HBOS PLC	815,009	17,304,650
HSBC Holdings PLC	1,084,708	18,978,572
ICICI Bank Ltd., ADR	384,535	14,739,227
Industrial & Commercial Bank of China, Class H (a)	30,362,000	16,749,036
Intesa Sanpaolo SpA	5,792,424	42,198,050
Mitsubishi UFJ Financial Group, Inc.	1,565	19,296,512
Mitsui Trust Holdings, Inc.	1,846,000	20,594,257
Mizuho Financial Group, Inc.	1,904	13,346,170
Royal Bank of Scotland Group PLC	1,270,942	50,151,092
Shinhan Financial Group Co., Ltd.	237,550	13,394,823
Uniao de Bancos Brasileiros SA, GDR	311,878	26,659,332
Commercial Banks Total		356,342,784
Diversified Financial Services – 0.9%
ING Groep NV	522,918	22,330,954
Diversified Financial Services Total		22,330,954
Insurance – 5.6%
Aviva PLC	1,095,343	17,598,602
AXA SA	1,399,961	59,580,850
Manulife Financial Corp.	506,960	16,999,804
Swiss Re, Registered Shares	196,932	16,804,174
Zurich Financial Services AG	80,310	22,996,546
Insurance Total		133,979,976
Real Estate Management & Development – 1.2%
CapitaLand Ltd.	2,942,000	13,468,053
Henderson Land Development Co., Ltd.	2,455,000	13,919,941
Real Estate Management & Development Total		27,387,994

	Shares	Value ($)
Thrifts & Mortgage Finance – 1.0%
Northern Rock PLC	1,090,330	24,285,427
Thrifts & Mortgage Finance Total		24,285,427
Financials Total		682,309,581
Health Care – 6.4%
Biotechnology – 0.8%
CSL Ltd.	343,576	21,020,122
Biotechnology Total		21,020,122
Pharmaceuticals – 5.6%
Chugai Pharmaceutical Co., Ltd.	761,200	18,867,680
GlaxoSmithKline PLC	411,732	11,564,461
Novartis AG	318,698	17,741,762
Roche Holding AG, Genusschein Shares	228,059	40,679,378
Sanofi-Aventis	326,843	27,794,229
Takeda Pharmaceutical Co., Ltd.	255,800	17,584,765
Pharmaceuticals Total		134,232,275
Health Care Total		155,252,397
Industrials – 11.8%
Aerospace & Defense – 2.2%
BAE Systems PLC	6,070,366	51,954,958
Aerospace & Defense Total		51,954,958
Air Freight & Logistics – 1.7%
Deutsche Post AG	756,951	24,161,271
TNT NV	402,117	17,299,921
Air Freight & Logistics Total		41,461,192
Building Products – 1.1%
Cie de Saint-Gobain	127,746	11,901,308
Daikin Industries Ltd.	427,088	15,257,007
Building Products Total		27,158,315
Construction & Engineering – 1.3%
Vinci SA	230,994	31,996,144
Construction & Engineering Total		31,996,144
Electrical Equipment – 0.8%
ABB Ltd., Registered Shares	1,123,818	18,856,316
Electrical Equipment Total		18,856,316
Industrial Conglomerates – 1.1%
Siemens AG	246,596	26,025,042
Industrial Conglomerates Total		26,025,042
Machinery – 0.9%
Vallourec	62,463	15,484,774
Volvo AB, Class B	81,549	6,284,705
Machinery Total		21,769,479

22

Columbia Multi-Advisor International Equity Fund

February 28, 2007

Common Stocks (continued)

	Shares	Value ($)
Marine – 0.4%
Stolt-Nielsen SA	340,964	8,951,156
Marine Total		8,951,156
Road & Rail – 0.5%
Canadian National Railway Co.	279,201	12,203,876
Road & Rail Total		12,203,876
Trading Companies & Distributors – 0.8%
Marubeni Corp.	2,926,000	18,360,088
Trading Companies & Distributors Total		18,360,088
Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	3,086,000	12,027,224
Macquarie Airports Management Ltd.	3,003,391	8,755,573
Macquarie Infrastructure Group	1,429,250	4,324,246
Transportation Infrastructure Total		25,107,043
Industrials Total		283,843,609
Information Technology – 3.1%
Communications Equipment – 0.8%
Telefonaktiebolaget LM Ericsson, Class B	5,756,000	20,533,776
Communications Equipment Total		20,533,776
Electronic Equipment & Instruments – 0.6%
Celestica, Inc. (a)	548,120	3,444,496
Nippon Electric Glass Co., Ltd.	408,000	9,975,171
Electronic Equipment & Instruments Total		13,419,667
Semiconductors & Semiconductor Equipment – 1.7%
Advantest Corp.	255,600	11,958,652
Samsung Electronics Co., Ltd.	47,079	28,346,387
Semiconductors & Semiconductor Equipment Total		40,305,039
Information Technology Total		74,258,482
Materials – 7.1%
Chemicals – 3.5%
Bayer AG	266,570	15,334,712
Linde AG	68,944	7,026,164
Lonza Group AG, Registered Shares	268,455	23,898,398
Syngenta AG (a)	222,056	39,226,007
Chemicals Total		85,485,281

	Shares	Value ($)
Construction Materials – 2.6%
Cemex SA de CV, ADR, COP (a)	861,933	29,288,483
CRH PLC	510,726	21,303,399
Holcim Ltd., Registered Shares	122,760	12,197,437
Construction Materials Total		62,789,319
Metals & Mining – 1.0%
POSCO	15,486	5,804,989
Rio Tinto PLC	333,149	17,903,145
Metals & Mining Total		23,708,134
Materials Total		171,982,734
Telecommunication Services – 7.1%
Diversified Telecommunication Services – 2.8%
France Telecom SA	921,761	25,042,748
Telefonica SA	1,123,270	24,229,613
Telenor ASA	1,008,304	18,660,879
Diversified Telecommunication Services Total		67,933,240
Wireless Telecommunication Services – 4.3%
America Movil SA de CV, ADR, Series L	696,647	30,513,139
China Mobile Ltd.	3,737,500	34,729,617
LG Telecom Ltd. (a)	1,079,634	13,127,121
SK Telecom Co., Ltd.	26,673	5,565,726
Vodafone Group PLC	6,410,912	17,817,673
Wireless Telecommunication Services Total		101,753,276
Telecommunication Services Total		169,686,516
Utilities – 2.8%
Electric Utilities – 1.4%
E.ON AG	157,240	20,629,403
Electricite de France	179,155	13,136,867
Electric Utilities Total		33,766,270
Gas Utilities – 0.4%
Enagas SA	375,894	8,570,880
Gas Utilities Total		8,570,880
Multi-Utilities – 1.0%
Veolia Environnement SA	353,873	24,969,640
Multi-Utilities Total		24,969,640
Utilities Total		67,306,790
Total Common Stocks (cost of $1,792,760,428)		2,303,972,690

See Accompanying Notes to Financial Statements.

23

Columbia Multi-Advisor International Equity Fund

February 28, 2007

Short-Term Obligation – 4.7%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due 03/01/07 at 5.250%, collateralized by U.S. Government Agency Obligations with various maturity dates to 07/15/36, market value of $114,598,225 (repurchase proceeds $112,357,383)	112,341,000	112,341,000
Total Short-Term Obligation (cost of $112,341,000)		112,341,000
Total Investments – 100.5% (cost of $1,905,101,428)(b)		2,416,313,690
Other Assets & Liabilities, Net – (0.5)%		(12,735,553)
Net Assets – 100.0%		$2,403,578,137

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,916,419,258.

The Fund was invested in the following countries at February 28, 2007:

Summary of Securities by Country (unaudited)	Value	% of Total Investments
United Kingdom	454,703,785	18.8
France	346,715,619	14.3
Switzerland	278,609,315	11.5
Japan	258,368,885	10.7
Germany	150,250,962	6.2
Untied States *	112,341,000	4.6
Mexico	89,776,009	3.7
Hong Kong	87,504,224	3.6
Netherlands	83,900,589	3.5
Korea	72,019,010	3.0
Australia	69,407,347	2.9
Italy	55,994,315	2.3
Bermuda	50,088,668	2.1
Ireland	50,022,297	2.1
Canada	45,235,365	1.9
Austria	35,974,497	1.5
Brazil	34,048,353	1.4
Spain	32,800,493	1.4
Sweden	26,818,480	1.1
China	25,915,162	1.1
Norway	18,660,879	0.8
India	14,739,227	0.6
Singapore	13,468,053	0.5
Luxembourg	8,951,156	0.4
	$2,416,313,690	100.0

*  Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

24

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 28, 2007

Common Stocks – 96.8%

Consumer Discretionary – 18.7%
	Shares	Value ($)
Auto Components – 3.6%
Continental AG	850,437	106,138,906
Auto Components Total		106,138,906
Automobiles – 3.1%
Toyota Motor Corp.	1,311,800	88,849,219
Automobiles Total		88,849,219
Hotels, Restaurants & Leisure – 5.4%
Accor SA	1,012,347	89,397,473
Melco PBL Entertainment Macau Ltd., ADR (a)	2,273,092	37,733,327
Shangri-La Asia Ltd.	11,882,665	30,721,852
Hotels, Restaurants & Leisure Total		157,852,652
Household Durables – 0.6%
Gafisa SA	1,168,968	17,023,217
Household Durables Total		17,023,217
Leisure Equipment & Products – 0.8%
Sega Sammy Holdings, Inc.	944,047	23,639,045
Leisure Equipment & Products Total		23,639,045
Media – 2.6%
Grupo Televisa SA, ADR	1,567,662	42,781,496
JC Decaux SA	1,113,541	31,874,065
Media Total		74,655,561
Specialty Retail – 2.6%
Esprit Holdings Ltd.	4,021,500	41,898,131
Yamada Denki Co., Ltd.	379,730	33,897,020
Specialty Retail Total		75,795,151
Consumer Discretionary Total		543,953,751
Consumer Staples – 11.4%
Beverages – 2.5%
Diageo PLC	2,180,935	43,029,608
Fomento Economico Mexicano SAB de CV, ADR	259,087	28,577,296
Beverages Total		71,606,904
Food & Staples Retailing – 4.7%
Shoppers Drug Mart Corp.	663,410	28,961,794
Tesco PLC	12,693,157	107,703,080
Food & Staples Retailing Total		136,664,874
Food Products – 2.3%
Nestle SA, Registered Shares	179,333	66,801,101
Food Products Total		66,801,101

	Shares	Value ($)
Household Products – 1.9%
Reckitt Benckiser PLC	1,088,996	54,842,726
Household Products Total		54,842,726
Consumer Staples Total		329,915,605
Energy – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
CNOOC Ltd., ADR	313,897	25,278,125
Oil, Gas & Consumable Fuels Total		25,278,125
Energy Total		25,278,125
Financials – 31.2%
Capital Markets – 7.9%
Macquarie Bank Ltd.	1,307,972	81,403,209
Man Group PLC	5,409,868	58,335,609
UBS AG, Registered Shares	1,509,273	89,469,129
Capital Markets Total		229,207,947
Commercial Banks – 15.9%
Erste Bank der Oesterreichischen Sparkassen AG	1,148,000	85,318,597
ICICI Bank Ltd., ADR	885,195	33,929,524
Industrial & Commercial Bank of China, Class H (a)	69,974,000	38,600,786
Intesa Sanpaolo SpA	13,333,821	97,137,441
Mitsui Trust Holdings, Inc.	4,239,000	47,290,930
Mizuho Financial Group, Inc.	4,513	31,634,068
Royal Bank of Scotland Group PLC	1,650,486	65,127,815
Uniao de Bancos Brasileiros SA, GDR	742,915	63,504,374
Commercial Banks Total		462,543,535
Insurance – 4.4%
AXA SA	2,037,486	86,713,235
Swiss Re, Registered Shares	468,602	39,985,730
Insurance Total		126,698,965
Real Estate Management & Development – 1.0%
CapitaLand Ltd.	6,638,000	30,387,810
Real Estate Management & Development Total		30,387,810
Thrifts & Mortgage Finance – 2.0%
Northern Rock PLC	2,597,138	57,847,261
Thrifts & Mortgage Finance Total		57,847,261
Financials Total		906,685,518

25

Columbia Marsico International Opportunities Fund

February 28, 2007

Common Stocks (continued)

Health Care – 6.6%
	Shares	Value ($)
Biotechnology – 1.7%
CSL Ltd.	819,123	50,114,286
Biotechnology Total		50,114,286
Pharmaceuticals – 4.9%
Chugai Pharmaceutical Co., Ltd.	1,812,500	44,925,999
Roche Holding AG, Genusschein Shares	542,671	96,797,403
Pharmaceuticals Total		141,723,402
Health Care Total		191,837,688
Industrials – 11.3%
Aerospace & Defense – 2.1%
BAE Systems PLC	7,172,976	61,391,960
Aerospace & Defense Total		61,391,960
Building Products – 2.2%
Cie de Saint-Gobain	293,654	27,357,934
Daikin Industries Ltd.	980,524	35,027,586
Building Products Total		62,385,520
Electrical Equipment – 1.5%
ABB Ltd., Registered Shares	2,673,027	44,850,182
Electrical Equipment Total		44,850,182
Machinery – 1.8%
Vallourec	148,633	36,846,589
Volvo AB, Class B	193,105	14,881,948
Machinery Total		51,728,537
Road & Rail – 1.0%
Canadian National Railway Co.	643,202	28,114,359
Road & Rail Total		28,114,359
Trading Companies & Distributors – 1.4%
Marubeni Corp.	6,602,000	41,426,282
Trading Companies & Distributors Total		41,426,282
Transportation Infrastructure – 1.3%
China Merchants Holdings International Co., Ltd.	7,328,000	28,559,785
Macquarie Infrastructure Group	3,396,045	10,274,853
Transportation Infrastructure Total		38,834,638
Industrials Total		328,731,478

Information Technology – 1.7%
	Shares	Value ($)
Electronic Equipment & Instruments – 0.8%
Nippon Electric Glass Co., Ltd.	940,000	22,982,011
Electronic Equipment & Instruments Total		22,982,011
Semiconductors & Semiconductor Equipment – 0.9%
Advantest Corp.	587,600	27,491,800
Semiconductors & Semiconductor Equipment Total		27,491,800
Information Technology Total		50,473,811
Materials – 7.6%
Chemicals – 4.3%
Linde AG	158,809	16,184,413
Lonza Group AG, Registered Shares	617,106	54,936,003
Syngenta AG, Registered Shares (a)	295,728	52,240,104
Chemicals Total		123,360,520
Construction Materials – 3.3%
Cemex SA de CV, ADR, COP (a)	1,997,234	67,866,012
Holcim Ltd., Registered Shares	291,685	28,981,829
Construction Materials Total		96,847,841
Materials Total		220,208,361
Telecommunication Services – 5.4%
Wireless Telecommunication Services – 5.4%
America Movil SA de CV, ADR, Series L	1,656,992	72,576,250
China Mobile Ltd.	8,911,500	82,807,487
Wireless Telecommunication Services Total		155,383,737
Telecommunication Services Total		155,383,737
Utilities – 2.0%
Multi-Utilities – 2.0%
Veolia Environnement SA	814,595	57,478,655
Multi-Utilities Total		57,478,655
Utilities Total		57,478,655
Total Common Stocks (cost of $2,310,298,151)		2,809,946,729

See Accompanying Notes to Financial Statements.

26

Columbia Marsico International Opportunities Fund

February 28, 2007

Short-Term Obligation – 6.4%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/07, due 03/01/07 at 5.250%, collateralized by U.S. Government Agency Obligations with various maturity dates to 12/21/26 market value of $190,543,525 (repurchase proceeds $186,831,242)	186,804,000	186,804,000
Total Short-Term Obligation (cost of $186,804,000)		186,804,000
Total Investments – 103.2% (cost of $2,497,102,151)(b)		2,996,750,729
Other Assets & Liabilities, Net – (3.2)%		(92,849,457)
Net Assets – 100.0%		$2,903,901,272

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,508,765,482.

The Fund was invested in the following countries at February 28, 2007:

Summary of Securities By Country (unaudited)	Value	% of Total Investments
Switzerland	474,061,482	15.8
United Kingdom	448,278,058	15.0
Japan	397,163,960	13.3
France	329,667,950	11.0
Hong Kong	285,599,495	9.5
Mexico	211,801,053	7.1
United States *	186,804,000	6.2
Australia	141,792,348	4.7
Germany	122,323,319	4.1
Italy	97,137,441	3.2
Austria	85,318,597	2.9
Brazil	80,527,591	2.7
Canada	57,076,154	1.9
India	33,929,524	1.1
Singapore	30,387,810	1.0
Sweden	14,881,947	0.5
	$2,996,750,729	100.0

*  Includes short-term obligation

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

27

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2007

	($)	($)	($)
	Columbia Global Value Fund	Columbia Multi-Advisor International Equity Fund	Columbia Marsico International Opportunities Fund
Assets:
Investments, at identified cost	330,024,372	1,905,101,428	2,497,102,151
Investments, at value (including securities on loan of	421,727,939	2,416,313,690	2,996,750,729
$59,136,695, — and —, respectively)
Cash	323	1,035	261
Foreign currency (cost of $26, $30,954 and $1,965, respectively)	26	30,953	1,967
Receivable for:
Investments sold	—	28,497,166	25,955,659
Fund shares sold	18,567	4,600,840	7,236,367
Interest	1,308	16,383	27,242
Dividends	929,713	2,374,736	1,164,777
Foreign tax reclaim	262,593	356,227	82,600
Security lending income	59	—	—
Total assets	422,940,528	2,452,191,030	3,031,219,602
Liabilities:
Collateral on securities loaned	60,655,531	—	—
Payable for:
Investments purchased	—	45,806,897	120,273,990
Fund shares redeemed	183,956	623,968	3,806,069
Investment advisory fee	256,368	1,145,759	1,763,365
Administration fee	39,525	305,250	472,201
Transfer agent fee	72,272	330,317	485,328
Trustees' fees	51,187	105,080	50,240
Pricing and bookkeeping fees	10,445	15,136	14,732
Service and distribution fees	124,195	14,583	177,786
Custody fee	8,800	166,001	155,400
Chief compliance officer expenses	1,611	2,500	2,500
Other liabilities	88,202	97,402	116,719
Total liabilities	61,492,092	48,612,893	127,318,330
Net Assets	361,448,436	2,403,578,137	2,903,901,272
Net Assets Consist of
Paid-in capital	248,756,663	1,814,150,288	2,324,878,483
Undistributed (overdistributed) net investment income	136,233	(2,033,283)	(231,207)
Accumulated net realized gain	20,844,218	80,277,225	79,690,167
Unrealized appreciation (depreciation) on:
Investments	91,703,567	511,212,262	499,648,578
Foreign currency translations	7,755	(28,355)	(84,749)
Net Assets	361,448,436	2,403,578,137	2,903,901,272

See Accompanying Notes to Financial Statements.

28

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2007 (continued)

	Columbia Global Value Fund	Columbia Multi-Advisor International Equity Fund		Columbia Marsico International Opportunities Fund
Class A
Net assets	$114,223,848	$42,864,533		$452,046,851
Shares outstanding	8,503,395	2,504,310		30,436,095
Net asset value per share (a)(b)	$13.43	$17.12		$14.85
Maximum sales charge	5.75%	5.75%		5.75%
Maximum offering price per share (c)	$14.25	$18.16		$15.76
Class B
Net assets	$32,634,829	$4,586,556		$40,953,040
Shares outstanding	2,486,562	288,660		2,877,554
Net asset value and offering price per share (a)(b)	$13.12	$15.89		$14.23
Class C
Net assets	$97,465,200	$3,532,524		$86,563,068
Shares outstanding	7,424,630	224,670		6,079,387
Net asset value and offering price per share (a)(b)	$13.13	$15.72		$14.24
Class R
Net assets	—	$11,902		$2,037,460
Shares outstanding	—	695		137,264
Net asset value and offering price per share (b)	—	$17.12	(d)	$14.84
Class Z
Net assets	$117,124,559	$2,352,582,622		$2,322,300,853
Shares outstanding	8,654,676	136,030,591		154,426,307
Net asset value and offering price per share (b)	$13.53	$17.29		$15.04

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

(d)  Net asset value and offering price per share round to $17.12 due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

29

Statements of Operations – International/Global Stock Funds
For the Period April 1, 2006 through February 28, 2007.

	($)	($)	($)
	Columbia Global Value Fund (a)	Columbia Multi-Advisor International Equity Fund (a)	Columbia Marsico International Opportunities Fund (a)
Net Investment Income
Income
Dividends	9,169,838	41,708,377	30,310,721
Interest	166,751	2,704,904	3,575,395
Securities lending	59	—	—
Foreign taxes withheld	(556,419)	(2,770,071)	(1,863,391)
Total income	8,780,229	41,643,210	32,022,725
Expenses
Investment advisory fee	2,935,901	11,958,713	17,063,949
Administration fee	455,735	3,131,767	4,549,435
Distribution fee:
Class B	217,631	32,246	236,316
Class C	642,593	22,867	457,055
Class R	—	50	1,244
Service fee:
Class A	266,776	92,431	577,693
Class B	72,543	10,749	78,772
Class C	214,198	7,622	152,352
Transfer agent fee	355,049	892,783	1,489,797
Trustees' fees	29,304	15,788	23,367
Pricing and bookkeeping fees	109,782	154,418	151,015
Custody fee	48,772	734,922	737,645
Chief compliance officer expenses	6,588	14,894	14,931
Other expenses	266,006	396,984	498,509
Total Operating Expenses	5,620,878	17,466,234	26,032,080
Interest expense	7,861	1,707	11,932
Total Expenses	5,628,739	17,467,941	26,044,012
Fees waived by Transfer Agent	(29,060)	—	—
Custody earnings credit	(89)	(4)	(12,439)
Net Expenses	5,599,590	17,467,937	26,031,573
Net Investment Income	3,180,639	24,175,273	5,991,152
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	32,709,862	154,219,843	167,836,946
Foreign currency transactions	26,197	(511,864)	(636,866)
Net realized gain	32,736,059	153,707,979	167,200,080
Net change in unrealized appreciation (depreciation) on:
Investments	25,761,107	96,903,876	70,181,092
Foreign currency translations	16,913	(16,805)	(85,638)
Net change in unrealized appreciation	25,778,020	96,887,071	70,095,454
Net Gain	58,514,079	250,595,050	237,295,534
Net Increase Resulting From Operations	61,694,718	274,770,323	243,286,686

(a)  The Fund changed its fiscal year end from March 31 to February 28. The period is from April 1, 2006 through February 28, 2007.

See Accompanying Notes to Financial Statements.

30

Statements of Operations – International/Global Stock Funds
For the Year Ended March 31, 2006

	($)	($)	($)
	Columbia Global Value Fund (a)($)	Columbia Multi-Advisor International Equity Fund (a)(b)($)	Columbia Marsico International Opportunities Fund (a)(b)($)
Net Investment Income
Income
Dividends	10,903,124	38,633,014	30,339,400
Dividends from affiliates	33,717	235,904	197,255
Interest	140,297	1,675,738	1,410,273
Securities lending	115,546	352,757	218,243
Foreign taxes withheld	(610,493)	(2,375,002)	(1,820,667)
Total income	10,582,191	38,522,411	30,344,504
Expenses
Investment advisory fee	3,409,435	9,737,323	11,179,126
Administration fee	607,094	2,486,178	3,021,701
Distribution fee:
Class B	248,786	53,128	151,228
Class C	719,093	21,804	203,535
Class R	—	10	10
Service fee:
Class A	309,064	84,164	196,000
Class B	82,901	17,830	50,397
Class C	239,622	7,269	67,836
Transfer agent fee	191,192	192,042	318,669
Trustees' fees	14,382	14,381	14,382
Pricing and bookkeeping fees	42,923	66,712	63,808
Custody fee	79,625	685,570	491,902
Chief compliance officer expenses	6,486	12,029	11,437
Excise tax	—	295,519	—
Non-recurring costs	—	915,341	—
Other expenses	226,499	241,116	238,117
Total Operating Expenses	6,177,102	14,830,416	16,008,148
Interest expense	3,135	—	3,087
Total Expenses	6,180,237	14,830,416	16,011,235
Expenses waived/reimbursed by Investment Advisor	—	(295,519)	—
Non-recurring costs assumed by Investment Advisor	—	(915,341)	—
Custody earnings credit	(10,108)	(76,819)	(10,108)
Net Expenses	6,170,129	13,542,737	16,001,127
Net Investment Income	4,412,062	24,979,674	14,343,377
Net Realized and Unrealized Gain (Loss) on Investments and foreign currency
Net realized gain (loss) on:
Investments	45,881,092	101,211,854	106,399,927
Affiliated investments	(118,060)	—	—
Foreign currency transactions	—	(1,056,577)	(1,228,361)
Net realized gain (loss)	45,763,032	100,155,277	105,171,566
Net change in unrealized appreciation (depreciation) on:
Investments	8,223,393	245,689,808	334,212,952
Foreign currency translations	(11,836)	9,135	(64,433)
Net change in unrealized appreciation (depreciation)	8,211,557	245,698,943	334,148,519
Net Gain	53,974,589	345,854,220	439,320,085
Net Increase Resulting From Operations	58,386,651	370,833,894	453,663,462

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares were renamed Class A, Class B, Class C and Class Z Shares, respectively.

(b)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

31

Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund			Columbia Multi-Advisor International Equity Fund
	Period April 1, 2006 through February 28,	Year Ended March 31,		Period April 1, 2006 through February 28,	Year Ended March 31,
	2007(a)($)	2006(b)($)	2005($)	2007(a)($)	2006(b)(c)($)	2005($)
Operations
Net investment income	3,180,639	4,412,062	3,050,794	24,175,273	24,979,674	12,746,479
Net realized gain on investments and foreign currency transactions	32,736,059	45,763,032	27,519,735	153,707,979	100,155,277	135,581,030
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	25,778,020	8,211,557	1,157,241	96,887,071	245,698,943	(34,752,444)
Net Increase Resulting from Operations	61,694,718	58,386,651	31,727,770	274,770,323	370,833,894	113,575,065
Distributions Declared to Shareholders
From net investment income:
Class A	(1,115,509)	(1,607,238)	(1,279,765)	(428,664)	(659,146)	(13,083)
Class B	(141,425)	(193,527)	(92,831)	(19,976)	(54,487)	—
Class C	(421,070)	(566,207)	(258,069)	(14,554)	(37,728)	—
Class R	—	—	—	(88)	—	—
Class Z	(1,346,589)	(1,889,769)	(1,656,619)	(30,472,550)	(31,480,778)	(2,945,023)
From net realized gains:
Class A	(11,632,080)	(10,816,648)	(9,610,748)	(2,804,766)	(117,095)	—
Class B	(3,180,286)	(2,930,464)	(2,648,993)	(352,937)	(15,697)	—
Class C	(9,399,411)	(8,527,095)	(7,641,366)	(248,645)	(10,870)	—
Class R	—	—	—	(760)	—	—
Class Z	(11,446,370)	(11,034,915)	(10,386,425)	(139,660,682)	(4,959,178)	—
Total Distributions Declared to Shareholders	(38,682,740)	(37,565,863)	(33,574,816)	(174,003,622)	(37,334,979)	(2,958,106)
Net Capital Share Transactions	(23,369,387)	(53,212,638)	(12,182,705)	413,598,181	314,805,596	173,530,044
Redemption Fees	133	6,409	1,837	46,137	85,589	19,912
Net increase (decrease) in net assets	(357,276)	(32,385,441)	(14,027,914)	514,411,019	648,390,100	284,166,915
Net Assets
Beginning of period	361,805,712	394,191,153	408,219,067	1,889,167,118	1,240,777,018	956,610,103
End of period	361,448,436	361,805,712	394,191,153	2,403,578,137	1,889,167,118	1,240,777,018
Undistributed (overdistributed) net investment income, at end of period	136,233	(37,653)	(74,914)	(2,033,283)	2,959,262	10,885,211

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, The Fund's Investor A, Investor B, Investor C and Primary A Shares, were renamed Class A, Class B, Class C and Class Z Shares, respectively.

(c)  Class R shares commenced operation on January 23, 2006.

(d)  Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

32

Increase (Decrease) in Net Assets	Columbia Marsico International Opportunities Fund
	Period April 1, 2006 through February 28,	Year Ended March 31,
	2007(a)($)	2006(b)(c)($)	2005($)
Operations
Net investment income	5,991,152	14,343,377	5,228,888
Net realized gain on investments and foreign currency transactions	167,200,080	105,171,566	49,159,358
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	70,095,454	334,148,519	(3,363,863)
Net Increase Resulting from Operations	243,286,686	453,663,462	51,024,383
Distributions Declared to Shareholders
From net investment income:
Class A	(705,016)	(673,266)	(137,522)
Class B	—	(25,905)	—
Class C	—	(35,514)	—
Class R	(25)	—	—
Class Z	(8,785,511)	(13,730,080)	(4,477,360)
From net realized gains:
Class A	(18,748,499)	(2,342,643)	(386,653)
Class B	(2,827,610)	(733,735)	(162,231)
Class C	(5,404,208)	(905,216)	(163,624)
Class R	(2,083)	—	—
Class Z	(153,382,234)	(44,042,015)	(9,181,991)
Total Distributions Declared to Shareholders	(189,855,186)	(62,488,374)	(14,509,381)
Net Capital Share Transactions	880,284,675	497,956,843	497,995,917
Redemption Fees	147,099	74,419	38,107
Net increase (decrease) in net assets	933,863,274	889,206,350	534,549,026
Net Assets
Beginning of period	1,970,037,998	1,080,831,648	546,282,622
End of period	2,903,901,272	1,970,037,998	1,080,831,648
Undistributed (overdistributed) net investment income, at end of period	(231,207)	(188,173)	383,456

See Accompanying Notes to Financial Statements.

33

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Global Value Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006(b)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	507,852	6,234,060	782,321	9,365,169	930,637	10,823,575
Distributions reinvested	677,655	8,073,965	627,069	7,394,243	572,183	6,553,480
Redemptions	(2,142,135)	(27,440,371)	(2,525,651)	(30,787,226)	(1,523,377)	(18,028,619)
Net increase (decrease)	(956,628)	(13,132,346)	(1,116,261)	(14,027,814)	(20,557)	(651,564)
Class B
Subscriptions	57,713	669,475	52,030	603,742	58,031	648,680
Distributions reinvested	214,575	2,493,940	201,980	2,335,797	179,029	1,999,809
Redemptions	(411,089)	(5,112,740)	(543,340)	(6,518,689)	(301,530)	(3,490,176)
Net decrease	(138,801)	(1,949,325)	(289,330)	(3,579,150)	(64,470)	(841,687)
Class C
Subscriptions	265,740	3,090,467	251,550	2,917,979	250,227	2,806,250
Distributions reinvested	542,320	6,299,932	507,965	5,878,873	462,267	5,161,776
Redemptions	(844,215)	(10,531,306)	(1,692,295)	(20,303,890)	(834,945)	(9,640,402)
Net increase (decrease)	(36,155)	(1,140,907)	(932,780)	(11,507,038)	(122,451)	(1,672,376)
Class R
Subscriptions	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Redemptions	—	—	—	—	—	—
Net increase	—	—	—	—	—	—
Class Z
Subscriptions	77,106	990,210	99,864	1,249,681	84,037	1,022,631
Distributions reinvested	221,067	2,654,514	215,318	2,549,447	197,747	2,276,386
Redemptions	(844,896)	(10,791,533)	(2,267,347)	(27,897,764)	(1,047,930)	(12,316,095)
Net increase (decrease)	(546,723)	(7,146,809)	(1,952,165)	(24,098,636)	(766,146)	(9,017,078)

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares were renamed Class A, Class B, Class C and Class Z Shares, respectively.

(c)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

34

	Columbia Multi-Advisor International Equity Fund
	Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	246,296	4,090,985	828,166	11,591,725	478,906	5,903,423
Distributions reinvested	164,201	2,577,920	40,034	598,503	753	10,061
Redemptions	(305,760)	(5,021,053)	(613,569)	(8,708,059)	(617,921)	(7,581,091)
Net increase (decrease)	104,737	1,647,852	254,631	3,482,169	(138,262)	(1,667,607)
Class B
Subscriptions	73,218	1,148,080	50,551	654,567	83,316	997,736
Distributions reinvested	21,922	317,813	4,221	59,058	—	—
Redemptions	(114,268)	(1,745,679)	(548,793)	(7,322,140)	(162,278)	(1,832,992)
Net decrease	(19,128)	(279,786)	(494,021)	(6,608,515)	(78,962)	(835,256)
Class C
Subscriptions	50,049	755,638	46,051	597,349	71,127	817,437
Distributions reinvested	9,455	135,989	1,695	23,496	—	—
Redemptions	(50,884)	(763,338)	(39,653)	(544,148)	(29,899)	(351,347)
Net increase (decrease)	8,620	128,289	8,093	76,697	41,228	466,090
Class R
Subscriptions	—	—	641	10,000	—	—
Distributions reinvested	54	848	—	—	—	—
Redemptions	—	—	—	—	—	—
Net increase	54	848	641	10,000	—	—
Class Z
Subscriptions	29,617,296	494,909,239	29,576,179	428,179,217	22,319,266	283,046,079
Distributions reinvested	4,785,183	76,057,365	945,004	14,279,007	96,081	1,297,091
Redemptions	(9,476,848)	(158,865,626)	(8,652,086)	(124,612,979)	(8,835,855)	(108,776,353)
Net increase (decrease)	24,925,631	412,100,978	21,869,097	317,845,245	13,579,492	175,566,817

See Accompanying Notes to Financial Statements.

35

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico International Opportunities Fund
	Period April 1, 2006 through February 28 , 2007 (a)		Year Ended March 31, 2006 (b)(c)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	22,207,553	325,872,746	6,971,318	91,118,859	3,339,957	37,089,812
Distributions reinvested	1,232,103	16,701,761	210,420	2,347,543	32,450	352,104
Redemptions	(3,230,260)	(46,565,461)	(1,582,402)	(19,129,687)	(535,873)	(5,901,090)
Net increase	20,209,396	296,009,046	5,599,336	74,336,715	2,836,534	31,540,826
Class B
Subscriptions	1,087,372	15,228,249	819,860	10,178,988	816,096	8,740,605
Distributions reinvested	180,410	2,319,207	58,866	608,666	11,611	118,656
Redemptions	(427,989)	(5,859,979)	(344,914)	(4,019,311)	(152,248)	(1,618,583)
Net increase	839,793	11,687,477	533,812	6,768,343	675,459	7,240,678
Class C
Subscriptions	3,098,833	43,346,809	1,866,439	23,534,616	1,123,769	11,987,580
Distributions reinvested	271,026	3,501,534	53,792	556,701	7,492	76,942
Redemptions	(560,377)	(7,685,227)	(417,286)	(4,986,807)	(139,224)	(1,481,622)
Net increase	2,809,482	39,163,116	1,502,945	19,104,510	992,037	10,582,900
Class R
Subscriptions	143,911	2,169,971	719	10,000	—	—
Distributions reinvested	149	2,109	—	—	—	—
Redemptions	(7,515)	(113,038)	—	—	—	—
Net increase	136,545	2,059,042	719	10,000	—	—
Class Z
Subscriptions	47,299,125	686,561,674	49,626,607	620,212,978	48,327,504	537,930,728
Distributions reinvested	2,765,514	37,896,505	982,103	10,995,097	202,502	2,198,134
Redemptions	(13,255,504)	(193,092,185)	(19,053,206)	(233,470,800)	(8,141,457)	(91,497,349)
Net increase	36,809,135	531,365,994	31,555,504	397,737,275	40,388,549	448,631,513

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares were renamed Class A, Class B, Class C and Class Z Shares, respectively.

(c)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,							Period Ended March 31,
Class A Shares	2007 (a)		2006 (b)		2005		2004		2003	2002 (c)
Net Asset Value, Beginning of Period	$12.64		$11.98		$12.04		$7.18		$10.47	$10.00
Income from Investment Operations:
Net investment income (d)	0.14		0.16		0.11		0.05		0.05	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.07		1.76		0.85		4.96		(3.15)	0.45
Total from Investment Operations	2.21		1.92		0.96		5.01		(3.10)	0.49
Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.17)		(0.11)		(0.04)		(0.03)	-	(e)
From net realized gains	(1.30)		(1.09)		(0.91)		(0.11)		(0.16)	(0.02)
Total Distributions Declared to Shareholders	(1.42)		(1.26)		(1.02)		(0.15)		(0.19)	(0.02)
Redemption Fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–	(e)	–	(e)	–	–
Net Asset Value, End of Period	$13.43		$12.64		$11.98		$12.04		$7.18	$10.47
Total return (f)	19.27	%(g)(h)	16.97%		8.64%		70.00%		(29.98)%	4.92	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	1.53	%(i)(j)	1.45	%(i)	1.52	%(i)	1.55	%(i)	1.65%	1.65	%(i)(j)
Interest expense	–	%(j)(k)	–	%(k)	–		–		–	–
Net expenses	1.53	%(i)(j)	1.45	%(i)	1.52	%(i)	1.55	%(i)	1.65%	1.65	%(i)(j)
Net investment income	1.17	%(j)	1.32%		0.94%		0.44%		0.62%	0.41	%(j)
Waiver/Reimbursement	0.01	%(j)	–		–		–		–	0.23	%(j)
Portfolio turnover rate	12	%(h)	16%		18%		28%		15%	19	%(h)
Net assets, end of period (in 000's)	$114,224		$119,611		$126,679		$127,609		$47,111	$26,172

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  The Fund's Class A shares commenced operations on April 16, 2001.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,							Period Ended March 31,
Class B Shares	2007 (a)		2006 (b)		2005		2004		2003	2002 (c)
Net Asset Value, Beginning of Period	$12.40		$11.78		$11.86		$7.11		$10.40	$10.00
Income from Investment Operations:
Net investment income (loss)(d)	0.05		0.07		0.02		(0.03)		(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.02		1.71		0.84		4.89		(3.12)	0.45
Total from Investment Operations	2.07		1.78		0.86		4.86		(3.13)	0.42
Less Distributions Declared to Shareholders:
From net investment income	(0.05)		(0.07)		(0.03)		–		–	–
From net realized gains	(1.30)		(1.09)		(0.91)		(0.11)		(0.16)	(0.02)
Total Distributions Declared to Shareholders	(1.35)		(1.16)		(0.94)		(0.11)		(0.16)	(0.02)
Redemption Fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–		–	(e)	–	–
Net Asset Value, End of Period	$13.12		$12.40		$11.78		$11.86		$7.11	$10.40
Total return (f)	18.44	%(g)(h)	16.08%		7.85%		68.56%		(30.41)%	4.18	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)	2.30	%(i)	2.40%	2.40	%(i)(j)
Interest expense	–	%(j)(k)	–	%(k)	–		–		–	–
Net expenses	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)	2.30	%(i)	2.40%	2.40	%(i)(j)
Net investment income (loss)	0.41	%(j)	0.58%		0.19%		(0.31)%		(0.13)%	(0.34	)%(j)
Waiver/Reimbursement	0.01	%(j)	–		–		–		–	0.23	%(j)
Portfolio turnover rate	12	%(h)	16%		18%		28%		15%	19	%(h)
Net assets, end of period (in 000's)	$32,635		$32,564		$34,324		$35,343		$15,310	$11,804

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  The Fund's Class B shares commenced operations on April 16, 2001.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,							Period Ended March 31,
Class C Shares	2007 (a)		2006 (b)		2005		2004		2003	2002 (c)
Net Asset Value, Beginning of Period	$12.41		$11.78		$11.86		$7.11		$10.40	$10.00
Income from Investment Operations:
Net investment income (loss)(d)	0.04		0.07		0.02		(0.03)		(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.03		1.72		0.84		4.89		(3.12)	0.45
Total from Investment Operations	2.07		1.79		0.86		4.86		(3.13)	0.42
Less Distributions Declared to Shareholders:
From net investment income	(0.05)		(0.07)		(0.03)		–		–	–
From net realized gains	(1.30)		(1.09)		(0.91)		(0.11)		(0.16)	(0.02)
Total Distributions Declared to Shareholders	(1.35)		(1.16)		(0.94)		(0.11)		(0.16)	(0.02)
Redemption Fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–		–	(e)	–	–
Net Asset Value, End of Period	$13.13		$12.41		$11.78		$11.86		$7.11	$10.40
Total return (f)	18.44	%(g)(h)	16.16%		7.84%		68.56%		(30.41)%	4.18	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)	2.30	%(i)	2.40%	2.40	%(i)(j)
Interest expense	–	%(j)(k)	–	%(k)	–		–		–	–
Net expenses	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)	2.30	%(i)	2.40%	2.40	%(i)(j)
Net investment income (loss)	0.39	%(j)	0.58%		0.19%		(0.31)%		(0.13)%	(0.34	)%(j)
Waiver/Reimbursement	0.01	%(j)	–		–		–		–	0.23	%(j)
Portfolio turnover rate	12	%(h)	16%		18%		28%		15%	19	%(h)
Net assets, end of period (in 000's)	$97,465		$92,558		$98,850		$101,025		$44,758	$30,914

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  The Fund's Class C shares commenced operations on April 16, 2001.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,							Period Ended March 31,
Class Z Shares	2007 (a)		2006 (b)		2005		2004		2003	2002 (c)
Net Asset Value, Beginning of Period	$12.72		$12.04		$12.10		$7.21		$10.50	$10.00
Income from Investment Operations:
Net investment income (d)	0.17		0.20		0.14		0.07		0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.09		1.77		0.85		4.99		(3.16)	0.47
Total from Investment Operations	2.26		1.97		0.99		5.06		(3.09)	0.53
Less Distributions Declared to Shareholders:
From net investment income	(0.15)		(0.20)		(0.14)		(0.06)		(0.04)	(0.01)
From net realized gains	(1.30)		(1.09)		(0.91)		(0.11)		(0.16)	(0.02)
Total Distributions Declared to Shareholders	(1.45)		(1.29)		(1.05)		(0.17)		(0.20)	(0.03)
Redemption Fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–	(e)	–	(e)	–	–
Net Asset Value, End of Period	$13.53		$12.72		$12.04		$12.10		$7.21	$10.50
Total return (f)	19.54	%(g)(h)	17.34%		8.84%		70.38%		(29.77)%	5.24	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	1.28	%(i)(j)	1.20	%(i)	1.27	%(i)	1.30	%(i)	1.40%	1.40	%(i)(j)
Interest expense	–	%(j)(k)	–	%(k)	–		–		–	–
Net expenses	1.28	%(i)(j)	1.20	%(i)	1.27	%(i)	1.30	%(i)	1.40%	1.40	%(i)(j)
Net investment income	1.42	%(j)	1.60%		1.19%		0.69%		0.87%	0.66	%(j)
Waiver/Reimbursement	0.01	%(j)	–		–		–		–	0.23	%(j)
Portfolio turnover rate	12	%(h)	16%		18%		28%		15%	19	%(h)
Net assets, end of period (in 000's)	$117,125		$117,072		$134,337		$144,242		$57,373	$49,246

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  The Fund's Class Z shares commenced operations on April 16, 2001.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class A Shares	2007 (a)		2006 (b)		2005		2004		2003 (c)		2002 (c)
Net Asset Value, Beginning of Period	$16.39		$13.30		$12.00		$7.93		$10.30		$10.95
Income From Investment Operations:
Net investment income (d)	0.16		0.21		0.13		0.08		0.08		0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.91		3.20		1.18		4.09		(2.47)		(0.71)
Total from Investment Operations	2.07		3.41		1.31		4.17		(2.39)		(0.65)
Less Distributions Declared to Shareholders:
From net investment income	(0.18)		(0.27)		(0.01)		(0.10)		(0.04)		–
From net realized gains	(1.16)		(0.05)		–		–		–		–
Total Distributions Declared to Shareholders	(1.34)		(0.32)		(0.01)		(0.10)		(0.04)		–
Redemption fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–	(e)	–	(e)	0.06		–
Net Asset Value, End of Period	$17.12		$16.39		$13.30		$12.00		$7.93		$10.30
Total return (f)	13.55	%(g)	25.86%		10.88%		52.71%		(22.71)%		(5.94)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	1.15	%(h)(i)	1.14	%(j)	1.26	%(h)	1.37	%(h)	1.43%		1.41%
Interest expense	–	%(i)(k)	–		–	%(k)	–	%(k)	–		–
Net expenses	1.15	%(h)(i)	1.14	%(j)	1.26	%(h)	1.37	%(h)	1.43%		1.41%
Net investment income	1.06	%(i)	1.43%		1.01%		0.74%		0.85%		0.63%
Waiver/Reimbursement	–		0.08	%(l)	0.12	%(l)	0.03	%(l)	–		–
Portfolio turnover rate	73	%(g)	74%		153%		86%		100	%(m)	85	%(m)
Net assets, end of period (000's)	$42,865		$39,330		$28,527		$27,396		$18,870		$30,067

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from custody credits had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

41

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class B Shares	2007 (a)		2006 (b)		2005		2004		2003 (c)		2002 (c)
Net Asset Value, Beginning of Period	$15.31		$12.44		$11.30		$7.50		$9.87		$10.56
Income From Investment Operations:
Net investment income (loss) (d)	0.05		0.16		0.03		–	(e)	0.02		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.76		2.92		1.11		3.85		(2.38)		(0.68)
Total from Investment Operations	1.81		3.08		1.14		3.85		(2.36)		(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.07)		(0.16)		–		(0.05)		(0.01)		–
From net realized gains	(1.16)		(0.05)		–		–		–		–
Total Distributions Declared to Shareholders	(1.23)		(0.21)		–		(0.05)		(0.01)		–
Redemption fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–	(e)	–	(e)	–	(e)	–
Net Asset Value, End of Period	$15.89		$15.31		$12.44		$11.30		$7.50		$9.87
Total return (f)	12.76	%(g)	24.96%		10.09%		51.39%		(23.96)%		(6.53)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%		2.16%
Interest expense	–	%(i)(k)	–		–	%(k)	–	%(k)	–		–
Net expenses	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%		2.16%
Net investment income (loss)	0.36	%(i)	1.19%		0.26%		(0.01)%		0.10%		(0.12)%
Waiver/Reimbursement	–		0.08	%(l)	0.12	%(l)	0.03	%(l)	–		–
Portfolio turnover rate	73	%(g)	74%		153%		86%		100	%(m)	85	%(m)
Net assets, end of period (000's)	$4,587		$4,712		$9,976		$9,956		$7,068		$14,408

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from custody credits had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

42

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class C Shares	2007 (a)		2006 (b)		2005		2004		2003 (c)		2002 (c)
Net Asset Value, Beginning of Period	$15.16		$12.32		$11.20		$7.43		$9.63		$10.30
Income From Investment Operations:
Net investment income (loss) (d)	0.05		0.09		0.03		–	(e)	0.01		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.74		2.96		1.09		3.82		(2.33)		(0.66)
Total from Investment Operations	1.79		3.05		1.12		3.82		(2.32)		(0.67)
Less Distributions Declared to Shareholders:
From net investment income	(0.07)		(0.16)		–		(0.05)		(0.01)		–
From net realized gains	(1.16)		(0.05)		–		–		–		–
Total Distributions Declared to Shareholders	(1.23)		(0.21)		–		(0.05)		(0.01)		–
Redemption fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–	(e)	–	(e)	0.13		–
Net Asset Value, End of Period	$15.72		$15.16		$12.32		$11.20		$7.43		$9.63
Total return (f)	12.75	%(g)	24.96%		10.00%		51.43%		(22.78)%		(6.50)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%		2.16%
Interest expense	–	%(i)(k)	–		–	%(k)	–	%(k)	–		–
Net expenses	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%		2.16%
Net investment income (loss)	0.34	%(i)	0.70%		0.26%		(0.01)%		0.10%		(0.12)%
Waiver/Reimbursement	–		0.08	%(l)	0.12	%(l)	0.03	%(l)	–		–
Portfolio turnover rate	73	%(g)	74%		153%		86%		100	%(m)	85	%(m)
Net assets, end of period (000's)	$3,533		$3,276		$2,563		$1,867		$1,249		$1,245

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from custody credits had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

43

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$16.38		$15.44
Income From Investment Operations:
Net investment income (c)	0.12		0.03
Net realized and unrealized gain on investments and foreign currency	1.91		0.91
Total from investment operations	2.03		0.94
Less Distributions Declared to Shareholders:
From net investment income	(0.13)		–
From net realized gains	(1.16)		–
Total distributions	(1.29)		–
Redemption fees:
Redemption fees added to paid-in-capital (d)	–		–
Net Asset Value, End of Period	$17.12		$16.38
Total return (e)(f)	13.31%		6.09%
Ratios to Average Net Assets/Supplemental data:
Operating expenses (g)	1.40	%(h)	1.39	%(i)
Interest expense (g)	–	%(j)	–
Net expenses (g)	1.40	%(h)	1.39	%(i)
Net investment income (g)	0.80%		0.85%
Waiver/reimbursement	–		0.08	%(g)(k)
Portfolio turnover rate (f)	73%		74%
Net assets, end of period (in thousands)	$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using average the shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  The benefits derived from custody credits had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

44

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2007 (a)		2006 (b)		2005		2004		2003 (c)		2002 (c)
Net Asset Value, Beginning of Period	$16.58		$13.44		$12.13		$8.01		$10.49		$11.12
Income From Investment Operations:
Net investment income (d)	0.19		0.24		0.16		0.13		0.10		0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.93		3.25		1.19		4.11		(2.53)		(0.72)
Total from Investment Operations	2.12		3.49		1.35		4.24		(2.43)		(0.63)
Less Distributions Declared to Shareholders:
From net investment income	(0.25)		(0.30)		(0.04)		(0.12)		(0.05)		–	(e)
From net realized gains	(1.16)		(0.05)		–		–		–		–
Total Distributions Declared to Shareholders	(1.41)		(0.35)		(0.04)		(0.12)		(0.05)		–
Redemption fees:
Redemption fees added to paid-in-capital	–	(e)	–	(e)	–	(e)	–	(e)	–	(e)	–
Net Asset Value, End of Period	$17.29		$16.58		$13.44		$12.13		$8.01		$10.49
Total return (f)	13.73	%(g)	26.24%		11.10%		53.06%		(23.19)%		(5.65)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses	0.90	%(h)(i)	0.89	%(j)	1.01	%(h)	1.12	%(h)	1.18%		1.16%
Interest expense	–	%(i)(k)	–		–	%(k)	–	%(k)	–		–
Net expenses	0.90	%(h)(i)	0.89	%(j)	1.01	%(h)	1.12	%(h)	1.18%		1.16%
Net investment income	1.26	%(i)	1.68%		1.26%		0.99%		1.10%		0.88%
Waiver/Reimbursement	–		0.08	%(l)	0.12	%(l)	0.03	%(l)	–		–
Portfolio turnover rate	73	%(g)	74%		153%		86%		100	%(m)	85	%(m)
Net assets, end of period (000's)	$2,352,583		$1,841,838		$1,199,712		$917,391		$556,619		$474,738

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from custody credits had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

45

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class A Shares	2007 (a)		2006 (b)		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$14.67		$11.41		$11.05		$6.93	$8.32	$8.01
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	0.09		0.05		— (d)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.38		3.74		0.51		4.20	(1.40)	0.32
Total from Investment Operations	1.38		3.83		0.56		4.20	(1.39)	0.31
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.10)		(0.04)		—	—	—
From net realized gains	(1.16)		(0.47)		(0.16)		(0.08)	—	—
Total Distributions Declared to Shareholders	(1.20)		(0.57)		(0.20)		(0.08)	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	—	(d)	— (d)	—	—
Net Asset Value, End of Period	$14.85		$14.67		$11.41		$11.05	$6.93	$8.32
Total return (e)	10.52	%(f)	35.26%		5.24%		60.87%	(16.71)%	3.87%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.40	%(h)	1.34%		1.37%		1.42%	1.73%	1.67%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	—	—	%(i)
Net expenses (g)	1.40	%(h)	1.34%		1.37%		1.42%	1.73%	1.67%
Net investment income (loss)	(0.03	)%(h)	0.74%		0.47%		(0.04)%	0.33%	(0.33)%
Waiver/reimbursement	—		—		—		—	0.32%	2.60%
Portfolio turnover rate	109	%(f)	118%		165%		121%	193%	307%
Net assets, end of period (000's)	$452,047		$150,043		$52,794		$19,785	$2,272	$1,526

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

46

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class B Shares	2007 (a)		2006 (b)		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.17		$11.05		$10.75	$6.79	$8.22	$7.97
Income from Investment Operations:
Net investment income (loss) (c)	(0.08)		0.01		(0.03)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.30		3.59		0.49	4.11	(1.39)	0.32
Total from Investment Operations	1.22		3.60		0.46	4.04	(1.43)	0.25
Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		—	—	—	—
From net realized gains	(1.16)		(0.47)		(0.16)	(0.08)	—	—
Total Distributions Declared to Shareholders	(1.16)		(0.48)		(0.16)	(0.08)	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	— (d)	— (d)	—	—
Net Asset Value, End of Period	$14.23		$14.17		$11.05	$10.75	$6.79	$8.22
Total return (e)	9.76	%(f)	34.22%		4.45%	59.77%	(17.40)%	3.14%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	2.15	%(h)	2.09%		2.12%	2.17%	2.48%	2.42%
Interest expense	—	%(h)(i)	—	%(i)	—	—	—	—	%(i)
Net expenses (g)	2.15	%(h)	2.09%		2.12%	2.17%	2.48%	2.42%
Net investment income (loss)	(0.63	)%(h)	0.12%		(0.28)%	(0.79)%	(0.42)%	(1.08)%
Waiver/reimbursement	—		—		—	—	0.32%	2.60%
Portfolio turnover rate	109	%(f)	118%		165%	121%	193%	307%
Net assets, end of period (000's)	$40,953		$28,883		$16,618	$8,905	$2,782	$1,951

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

47

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class C Shares	2007 (a)		2006 (b)		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.18		$11.05		$10.75	$6.80	$8.22	$7.97
Income from Investment Operations:
Net investment income (loss) (c)	(0.09)		0.01		(0.03)	(0.07)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.31		3.60		0.49	4.10	(1.37)	0.32
Total from Investment Operations	1.22		3.61		0.46	4.03	(1.42)	0.25
Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		—	—	—	—
From net realized gains	(1.16)		(0.47)		(0.16)	(0.08)	—	—
Total Distributions Declared to Shareholders	(1.16)		(0.48)		(0.16)	(0.08)	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	— (d)	— (d)	—	—
Net Asset Value, End of Period	$14.24		$14.18		$11.05	$10.75	$6.80	$8.22
Total return (e)	9.76	%(f)	34.32%		4.45%	59.53%	(17.27)%	3.14%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	2.15	%(h)	2.09%		2.12%	2.17%	2.48%	2.42%
Interest expense	—	%(h)(i)	—	%(i)	—	—	—	—	%(i)
Net expenses (g)	2.15	%(h)	2.09%		2.12%	2.17%	2.48%	2.42%
Net investment income (loss)	(0.69	)%(h)	0.05%		(0.28)%	(0.79)%	(0.42)%	(1.08)%
Waiver/reimbursement	—		—		—	—	0.32%	2.60%
Portfolio turnover rate	109	%(f)	118%		165%	121%	193%	307%
Net assets, end of period (000's)	$86,563		$46,365		$19,530	$8,331	$869	$869

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

48

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Period Ended February 28, 2007 (a)	Period Ended March 31, 2006 (b)
Net asset value, beginning of period	$14.67	$13.76
Income From Investment Operations:
Net investment income (loss) (c)	(0.17)	(0.01)
Net realized and unrealized gain on investments and foreign currency	1.51	0.92
Total from investment operations	1.34	0.91
Less Distributions Declared to Shareholders:
From net investment income	(0.01)	—
From net realized gains	(1.16)	—
Total distributions	(1.17)	—
Redemption Fees:
Redemption fees added to paid-in-capital	— (d)	— (d)
Net asset value, end of period	$14.84	$14.67
Total return (e)(f)	10.25%	6.61%
Ratios to Average Net Assets/Supplemental data:
Operating expenses (g)(h)	1.65%	1.64%
Interest expenses (h)(i)	—%	—%
Net expenses (g)(h)	1.65%	1.64%
Net investment loss (h)	(1.26)%	(0.30)%
Waiver/reimbursement	—	—
Portfolio turnover rate (f)	109%	118%
Net assets, end of period (000's)	$2,037	$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2007 (a)		2006 (b)		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.83		$11.53		$11.15	$6.98	$8.36	$8.03
Income From Investment Operations:
Net investment income (loss) (c)	0.05		0.13		0.08	0.02	0.04	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.39		3.77		0.52	4.24	(1.42)	0.34
Total from Investment Operations	1.44		3.90		0.60	4.26	(1.38)	0.33
Less Distributions Declared to Shareholders:
From net investment income	(0.07)		(0.13)		(0.06)	(0.01)	—	—
From net realized gains	(1.16)		(0.47)		(0.16)	(0.08)	—	—
Total Distributions Declared to Shareholders	(1.23)		(0.60)		(0.22)	(0.09)	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	— (d)	— (d)	—	—
Net Asset Value, End of Period	$15.04		$14.83		$11.53	$11.15	$6.98	$8.36
Total return (e)	10.81	%(f)	35.53%		5.55%	61.25%	(16.51)%	4.11%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.15	%(h)	1.09%		1.12%	1.17%	1.48%	1.42%
Interest expense	—	%(h)(i)	—	%(i)	—	—	—	—	%(i)
Net expenses (g)	1.15	%(h)	1.09%		1.12%	1.17%	1.48%	1.42%
Net investment income (loss)	0.37	%(h)	1.08%		0.72%	0.21%	0.58%	(0.08)%
Waiver/reimbursement	—		—		—	—	0.32%	2.60%
Portfolio turnover rate	109	%(f)	118%		165%	121%	193%	307%
Net assets, end of period (000's)	$2,322,301		$1,744,737		$991,889	$509,262	$95,093	$2,700

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

50

Notes to Financial Statements — International/Global Stock Funds
February 28, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia Marsico International Opportunities Fund

Effective August 16, 2006, the Board of Trustees of the Funds approved a proposal to change the fiscal year-end of the Funds from March 31 to February 28. Accordingly, the accompanying financial statements pertain to the period from April 1, 2006 to February 28, 2007.

Investment Goals

Columbia Global Value Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries. Columbia Marsico International Opportunities Fund seeks long-term growth of capital.

Fund Shares

The Funds may issue an unlimited number of shares. Columbia Global Value Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares generally will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value

51

International/Global Stock Funds
February 28, 2007

pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is required to be at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income Recognition

Interest income is earned from the settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses

General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

52

International/Global Stock Funds
February 28, 2007

Federal Income Tax Status

Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Funds' organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended February 28, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications and reclassifications on gains due to sales of passive foreign investment companies were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Global Value Fund	$17,840	$(1,233,186)	$1,215,346
Columbia Multi-Advisor International Equity Fund	1,768,014	(1,768,035)	21
Columbia Marsico International Opportunities Fund	3,456,366	(5,922,240)	2,465,874

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the period ended February 28, 2007 and year ended March 31, 2006 was as follows:

	2/28/07		3/31/06
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-term Capital Gains
Columbia Global Value Fund	$4,710,464	$33,972,276	$6,930,640	$30,635,223
Columbia Multi-Advisor International Equity Fund	99,978,182	74,025,440	32,232,139	5,102,840
Columbia Marsico International Opportunities Fund	74,845,857	115,009,329	29,464,427	33,023,947

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

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International/Global Stock Funds
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As of February 28, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
Columbia Global Value Fund	$1,173,515	$19,815,017	$91,703,567
Columbia Multi-Advisor International Equity Fund	25,085,552	64,656,382	499,894,432
Columbia Marsico International Opportunities Fund	44,131,429	47,011,437	487,985,247

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and market-to-market of foreign currency forwards and passive foreign investment companies.

Unrealized appreciation and depreciation at February 28, 2007, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Global Value Fund	$99,095,043	$(7,391,476)	$91,703,567
Columbia Multi-Advisor International Equity Fund	534,050,922	(34,156,490)	499,894,432
Columbia Marsico International Opportunities Fund	527,132,036	(39,146,789)	487,985,247

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

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International/Global Stock Funds
February 28, 2007

For the period ended February 28, 2007 and year ended March 31, 2006, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

	Effective Fee Rates
	2/28/07	3/31/06
Columbia Global Value Fund	0.90%	0.90%
Columbia Multi-Advisor International Equity Fund	0.62%	0.65%
Columbia Marsico International Opportunities Fund	0.80%	0.80%

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia as the investment sub-advisor to Columbia Global Value Fund. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets exceeding $1 billion.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. Causeway Capital Management LLC ("Causeway") and Marsico Capital Management, LLC ("Marsico") are co-investment sub-advisers of the Fund. Marsico is a wholly-owned subsidiary of BOA. Pursuant to the sub-advisory agreement, Causeway and Marsico are each entitled to receive a fee from Columbia at an annual rate of 0.43% and 0.45%, respectively, of the Fund's average daily net assets that they manage.

Marsico has also been retained by Columbia as sub-advisor to Columbia Marsico International Opportunities Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, a wholly-owned subsidiary of BOA, served as the administrator under the same fee structure below and Bank of New York served as sub-administrator to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Administration Fee Rate
Columbia Global Value Fund	0.17%
Columbia Multi-Advisor International Equity Fund	0.17%
Columbia Marsico International Opportunities Fund	0.22%

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each Investment Advisor managing a portion of the Fund. Under the State Street Agreements, the combined fee payable to State Street by each Fund will not exceed $140,000 annually. The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street.

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International/Global Stock Funds
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Under its pricing and bookkeeping agreement with the Funds, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to April 1, 2006 the annual rate was $15.23 per open account.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia Global Value Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Global Value Fund	$1,414
Columbia Multi-Advisor International Equity Fund	12,108
Columbia Marsico International Opportunities Fund	11,969

For the period ended February 28, 2007 and the year ended March 31, 2006, the annualized effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees, and net of fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

	Effective Rate
	2/28/07	3/31/06
Columbia Global Value Fund	0.10%	0.05%
Columbia Multi-Advisor International Equity Fund	0.05%	0.01%
Columbia Marsico International Opportunities Fund	0.07%	0.02%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. For the period ended February 28, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$152	$—	$42,386	$428
Columbia Multi-Advisor International Equity Fund	10,102	—	2,676	1,373
Columbia Marsico International Opportunities Fund	201,636	—	46,417	15,993

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International/Global Stock Funds
February 28, 2007

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net, assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2007 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Global Value Fund	1.40%
Columbia Marsico International Opportunities Fund	1.50%

Columbia is entitled to recover from Columbia Global Value Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2007.

At February 28, 2007, no amounts were potentially recoverable by Columbia pursuant to this arrangement.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

Other

Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an

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International/Global Stock Funds
February 28, 2007

exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliates" on the Statements of Operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (Earned by Columbia)	Administration Fees (Earned by Columbia)
Columbia Global Value Fund	$1,159	$580
Columbia Multi-Advisor
International Equity Fund	8,909	4,455
Columbia Marsico International Opportunities Fund	7,789	3,894

Note 5. Portfolio Information

For the period ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Purchases	Sales
Columbia Global Value Fund	$41,026,752	$105,214,011
Columbia Multi-Advisor International Equity Fund	1,726,576,084	1,492,174,963
Columbia Marsico International Opportunities Fund	3,163,714,667	2,461,890,856

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B Shares Purchased:	Will Convert to Class A Shares After:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Nine years

As of February 28, 2007, the Funds had shareholders that held greater than 5% of the shares outstanding and over which BOA and/or its affiliates had investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Global Value Fund	1	26.5%
Columbia Multi-Advisor International Equity Fund	2	84.5
Columbia Marsico International Opportunities Fund	1	61.0

In addition, as of February 28, 2007, Columbia Global Value Fund had one shareholder that held 22.6% of the shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Redemption Fees

The Funds impose a 2% redemption fee to shareholders of the Funds who redeem shares held for 60 days or less. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of funds shares. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are

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International/Global Stock Funds
February 28, 2007

allocated to each class of the Funds based on the relative net assets at the time of the redemption. For the period ended February 28, 2007, the Funds received redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia Global Value Fund	$43	$12	$35	$—-	$43
Columbia Multi-Advisor International Equity Fund	891	105	74	—	45,067
Columbia Marsico International Opportunities Fund	16,570	2,124	4,256	30	124,119

Note 8. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the period ended February 28, 2007, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Funds were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Global Value Fund	$3,400,000	5.63%
Columbia Multi-Advisor International Equity Fund	5,500,000	5.66
Columbia Marsico International Opportunities Fund	12,800,000	5.58

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. For the year ended March 31, 2006, the average daily loan balance outstanding and

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International/Global Stock Funds
February 28, 2007

the weighted average interest rates for the Funds that participated in these arrangements were as follows:

Fund	Average Borrowings	Weighted Average Interest Rates
Columbia Global Value Fund	$63,014	4.98%
Columbia Multi-Advisor International Equity Fund	291,257	3.58
Columbia Marsico International Opportunities Fund	86,819	3.56

Note 9. Securities Lending

Columbia Global Value Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Prior to the appointment of State Street as custodian to the Funds, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of Operations. As of March 31, 2006, the Funds did not have any securities on loan.

Note 10. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a

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International/Global Stock Funds
February 28, 2007

projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series

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International/Global Stock Funds
February 28, 2007

Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. Plaintiffs have appealed the decision dismissing this action to the Court of Appeals for the Eighth Circuit. This appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

62

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 26, 2007

63

Unaudited Information – Columbia International/Global Stock Funds

Federal Income Tax Information

Columbia Global Value Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $30,497,946.

Foreign taxes paid during the fiscal year ended February 28, 2007, amounting to $609,609 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $5,074,551 for the fiscal year ended February 28, 2007.

60.61% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable for the fiscal year ended February 28, 2007 qualified for the corporate dividends received deduction.

For non-corporate shareholders 98.43% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Multi-Advisor International Equity Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $106,450,838.

Foreign taxes paid during the fiscal year ended February 28, 2007, amounting to $2,730,708 are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $36,249,705 for the fiscal year ended February 28, 2007.

For non-corporate shareholders 41.14% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Marsico International Opportunities Fund

For the fiscal year ended February 28, 2007, the Fund designates long-term capital gains of $113,010,378.

Foreign taxes paid during the fiscal year ended February 28, 2007, amounting to $1,958,664 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $29,498,611 for the fiscal year ended February 28, 2007.

For non-corporate shareholders 60.12% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to February 28, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

64

Fund Governance – International/Global Stock Funds

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Bourdreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Fund Governance – International/Global Stock Funds

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

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Fund Governance – International/Global Stock Funds

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Adviser since October 2004: Vice President – Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

67

Board Consideration and Re-Approval of Investment
Advisory and Sub-Advisory Agreements – International/Global Stock Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Global Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund; (iii) investment sub-advisory agreements with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund; and (iv) an investment sub-advisory agreement with Causeway Capital Management LLC ("Causeway Capital") for Columbia Multi-Advisor International Equity Fund. (Causeway Capital, together with Brandes and Marsico Capital, are hereafter referred to as the "Sub-Advisers"). The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Fund Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various

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Board Consideration and Re-Approval of Investment
Advisory and Sub-Advisory Agreements – International/Global Stock Funds

components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board engaged in further review of the Columbia International Value Master Portfolio because its investment performance over a one-year period was appreciably below the median of its Peer Group and its Net Advisory Rate (defined below) was appreciably outside of the median range of its Peer Group. However, the Board noted factors, such as positive performance rankings over other periods and a total expense ratio that was below the median range of its Peer Group and Universe, that outweighed the factors noted above.

Investment Advisory and Sub-Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board engaged in further review of the Columbia Global Value Fund because its Net Advisory Rate and total expense ratio were appreciably outside of the median range of its Peer Group. However, the Board noted factors, such as the strong performance of the Fund over all measurement periods, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, Brandes and Causeway Capital, which serve as Sub-Adviser to certain of the Funds. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Board received and considered a profitability analysis of CMA based on the Advisory

69

Board Consideration and Re-Approval of Investment
Advisory and Sub-Advisory Agreements – International/Global Stock Funds

Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

70

Summary of Management Fee Evaluation by Independent
Fee Consultant – International/Global Stock Funds

Independent Fee Consultant's Evaluation of the Process by Which Management Fees are Negotiated for the Columbia Mutualfunds Overseen by the Columbia Nations Board

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. LLC ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

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Summary of Management Fee Evaluation by Independent
Fee Consultant – International/Global Stock Funds

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.  Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to

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Summary of Management Fee Evaluation by Independent
Fee Consultant – International/Global Stock Funds

share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.  Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.  Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.  The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.  The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.  Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.  The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.  The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These

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Summary of Management Fee Evaluation by Independent
Fee Consultant – International/Global Stock Funds

changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.  Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.  Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.  The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.  CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.  The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.  Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally

74

Summary of Management Fee Evaluation by Independent
Fee Consultant – International/Global Stock Funds

including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.  Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.  If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

75

Appendix – International/Global Stock Funds

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

76

Important Information About This Report

International/Global Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of International/Global Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.
77

International/Global Stock Funds

Annual Report – February 28, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/128905-0207 (04/07) 07/37473

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.  On August 16, 2006, the Board of Trustees approved a proposal to change the year end of the series from March 31 to February 28.  Accordingly, prior fiscal year comparative information represents fiscal year end March 31, 2006.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal year ended February 28, 2007 and prior fiscal year are approximately as follows:

2007	2006
$383,900	$362,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal year ended February 28, 2007 and prior fiscal year are approximately as follows:

2007	2006
$50,700	$139,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Prior fiscal year also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal year ended February 28, 2007 and prior fiscal year, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended February 28, 2007 and prior fiscal year are approximately as follows:

2007	2006
$92,900	$193,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Prior fiscal year also includes tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal year ended February 28, 2007 and prior fiscal year, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended February 28, 2007 and prior fiscal year are approximately as follows:

2007	2006
$4,100	$2,800

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years, All Other Fees include agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal year ended February 28, 2007 and prior fiscal year are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years, All Other Fees consist of internal control reviews of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal year ended February 28, 2007 and the prior fiscal year was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended February 28, 2007 and prior fiscal year are approximately as follows:

2007	2006
$996,800	$697,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	April 26, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	April 26, 2007